Exhibit 99.1
BEFORE THE ARIZONA CORPORATION COMMISSION
COMMISSIONERS
MIKE GLEASON, Chairman
WILLIAM A. MUNDELL
JEFF HATCH-MILLER
KRISTIN K. MAYES
GARY PIERCE

IN THE MATTER OF THE APPLICATION OF ARIZONA
PUBLIC SERVICE COMPANY FOR A HEARING TO
DETERMINE THE FAIR VALUE OF THE UTILITY
PROPERTY OF THE COMPANY FOR RATEMAKING
PURPOSES, TO FIX A JUST AND REASONABLE RATE OF
RETURN THEREON, TO APPROVE RATE SCHEDULES
DESIGNED TO DEVELOP SUCH RETURN
DOCKET NO. E-01345A-08-0172 AMENDED APPLICATION
I. INTRODUCTION
     As noted in its original Application dated March 24, 2008, Arizona Public Service Company’s (“APS” or “Company”) current rates and charges do not recover the cost of providing service today, let alone in the future. Consequently, they do not produce a reasonable return on the fair value of its property devoted to public service and are therefore unjust and unreasonable as a matter of law. Simms v. Round Valley Light & Power Co., 80 Ariz. 146, 294 P.2d 378 (1956); Arizona Consumers Council v. Arizona Corporation Commission, 200 Ariz. 85, 22 P. 3d 905 (App. 2001). Indeed, as the Company demonstrated in its last rate case, the rates established by Decision No. 69663 (June 28, 2007) were inadequate the day they were implemented. This is because earnings attrition continued from the end of the test period in that proceeding (September 30, 2005) through the date of Decision No. 69663 – some 21 months later – but was not recognized by such Decision in any meaningful fashion. Moreover, from the end of the September 30, 2005 test year used to set the rates authorized by Decision No. 69663 through

October 1, 2009, APS will have placed another $956 million (net jurisdictional investment) of facilities into service to its customers – none of which investment has been reflected in retail rates.
     Inadequate rates are not just a problem for investors or some abstract legal issue. They prevent APS from maintaining the financial strength it needs to do its job, which is to provide safe and reliable electric service to the public. Inadequate rates today also invariably lead to even higher rates to consumers in the future. Consistent with that theme, APS strongly urges the Commission to identify and adopt specific financial goals for APS that will assure the Company’s ability to build needed infrastructure, to adopt the new technologies, and to enhance the sustainability of Arizona’s economy. APS believes those goals should include: (1) reaching the regulatory equivalent of a “balanced budget” where APS is able to “pay as it goes” for the capital and operating costs of providing service; (2) first stabilizing and then systematically improving its credit metrics to achieve solid investment grade ratings (BBB+ or even A-); and (3) providing a meaningful and ongoing opportunity for APS to achieve a reasonable return on the fair value of its property.
     APS witness and President Donald Brandt will suggest one means of breaking out of the current downward spiral affecting the Company and moving forward to the future. Specifically, this would involve a post-order proceeding to be conducted the year after rates from this case are set to ensure both that APS has the opportunity to earn its authorized rate of return and a reasonable return on Fair Value, and that it is on target for long-term financial stability and improvement. Mr. Brandt’s proposal is likely not the only means to accomplish this purpose. Various Commissioners have suggested that Arizona look for creative solutions that are different from the “business as usual” approaches of the past to address the issues raised by Arizona’s growth and the impact of such growth, as well as commodity price inflation, on Arizona utilities and their customers. The Company looks forward to the opportunity of discussing these vital issues with the Commission, Commission Staff, and other interested parties. This rate proceeding and the Company’s resource alternatives proposal (and perhaps other ongoing proceedings as well), provide a collective opportunity for the Commission to both formulate regulatory goals and implement procedures to make those goals possible of achievement.
II. APS REQUEST FOR HIGHER BASE RATES
     Pursuant to A.R.S. §§40-222, 40-250, 40-251 and A.A.C. R14-2-102 and R14-2-103, Arizona Public Service Company (“APS” or “Company”) hereby files the instant Amended Application for a permanent increase in non-fuel base rates of $264.3 million. As agreed to by the Company and Commission Staff, the requested increase is based on adjusted test year sales and expenses for the Company’s jurisdictional electric operations during the twelve months ending December 31, 2007 (“Test Year”). APS is requesting the increase to become effective no later than October 1, 2009. See A.A.C. R14-2-103 (B) (11).
     In addition, APS is seeking to increase its base fuel cost by $183.9 million over the level established in the Company’s last rate proceeding, effectively reclassifying current and anticipated Power Supply Adjustor (“PSA”) revenues as base fuel revenues as called for in the Commission-approved Plan of Administration for the PSA. The Company’s Amended Application is required by Commission rule to reflect this base fuel cost increase as part of the total base rate increase ($448.2 million) shown on Schedule A-1 of the Commission’s Standard Rate Case Filing Requirements (“SFR’s”). But, after taking into consideration the reclassification of such PSA revenues to base rates, the net increase in rates would be $278.2 million, as is also shown on Schedule A-1.1 And, even this figure overstates the potential impact in 2009 of the Company’s request on existing APS customer bills.

[1]	This is composed of a $264.3 million non-fuel related base rate increase plus a $13.9 million effective net increase in fuel-related base rates.

     The requested increase in non-fuel base rates includes a $79.3 million allowance for attrition and measures the impact of regulatory lag through 2010, the first full year new rates would be in effect. APS is proposing to collect up to $53 million of that attrition amount through a new “hook-up” or “impact” fee that would be applicable only to APS customers at a new service location. Thus, if such proposal is adopted and taking also into consideration the reclassification of fuel revenues from PSA rates (which APS customers will already be paying by 2009) to the base fuel rate described above, the incremental impact of the instant request on APS customer bills in 2009 will be considerably less than $278.2 million.
III. APS RATES ARE AND WILL CONTINUE TO BE UNJUST AND UNREASONABLE ABSENT RATE RELIEF BASED ON CONDITIONS IN EFFECT WHEN THIS PROCEEDING IS DECIDED
     In 2008 (the first full year the rates established by Decision No. 69663 are to be in effect), APS will earn only 7.8% on equity compared to the 10.75% found reasonable by Decision No. 69663. See SFR Schedule F-1. Absent meaningful non-fuel rate relief in this proceeding, equity returns will fall to 6.2% next year and a paltry 5.4% the following year.2 Id. The returns on fair value fall even more precipitously and are confiscatory by any definition of that term. Arizona Corporation Commission v. Arizona Public Service Co., 113 Ariz. 368, 370, 555 P.2d 326, 328 (1976)(“Prospectively, the rate may well become confiscatory” if it does not allow the company a fair rate of return.).
     In this Amended Application, APS has proposed several specific adjustments to the historical Test Year that will address the undeniable impacts of attrition. These are impacts that the Commission must address in this proceeding and impacts that APS can no longer endure because the alternative – a chronic pattern of rate cases that invariably result in inadequate relief and a diminished capacity to face the challenges of the future in

[2]	Jurisdictional returns on equity are marginally better (8.4% and 6.3%) in 2008 and 2009, but they reach the same 5.4% by 2010.

a fast-growing state such as Arizona – is simply unworkable. These adjustments include the inclusion in rate base of plant under construction at the close of the Test Year but going into service prior to October 1, 2009 (and in some instances much sooner) as well as a specific attrition pro forma adjustment.
     All of the plant referenced above will be in service within two years of the close of the Test Year. Some of it, such as the new steam generators at Palo Verde, is already in service and providing substantial benefits to APS customers. Other examples include important environmental improvements to the Cholla plant (improvements necessary to keep that plant available to APS customers) that will be complete by this summer, as well as the new Yucca generating units under construction for improved reliability in Yuma. The Commission has authorized inclusion in rate base of post-Test Year plant on numerous occasions, including in both of the Company’s last two rate proceedings. And, the Arizona Supreme Court has gone so far as to characterize as “entirely reasonable” the Commission’s inclusion in rate base of plant that was anticipated to be in service within two years of when rates were set (and thus far more than two years following the then test period). Arizona Community Action Ass’n v. Arizona Corporation Commission, 123 Ariz. 228, 230, 599 P.2d 184, 186 (1979). See also Arizona Corporation Commission v. Arizona Public Service Co., 113 Ariz. 368, 371, 555 P.2d 326, 329 (1976)(“It is obvious that the Commission can consider matters subsequent to the historic test year. . . . Construction projects contracted for and commenced during the historical year may certainly be considered by the Commission . . . .”); Arizona Corporation Commission v. Citizens Utilities Co., 120 Ariz. 184, 189, 584 P.2d 1175, 1180 (App. 1978)(constitutional requirements “may, at the administrative level, require the Commission to consider post test year evidence on due process grounds.”).
     After making this and other pro forma adjustment to the Test Year to reflect known and measurable changes, APS made a further adjustment to account for the remaining effects of attrition during the likely pendency of this case. Contrary to the assertion made in Decision No. 69663, significant attrition – and especially attrition that exists even prior to rates being established – is not supposed to be the normal outcome of ratemaking and cannot be “cured” simply by subsequent rate filings. Rather, attrition represents a breakdown of that ratemaking process that must be redressed by the Commission through specific regulatory actions. This was recognized in at least two prior APS rate decisions under circumstances startlingly similar to those now affecting APS. Decision No. 48139 (August 1, 1977) stated at pages 15-16: “Because this is for a historic period, the Company will never earn the rates allowed. Attrition will set in. . . . We think it is appropriate to allow a 4% attrition factor per year in the earnings of the Company.” Similarly, in Decision No. 51009 (May 29, 1980) at page 20, the Commission found that: “[T]he Commission may include a factor for attrition in determining what rates the company may be authorized to charge. . . .[B]y use of this approach, the Commission is attempting to evaluate, and compensate, for a very real phenomenon.” The Company’s proposed impact fee is intended to provide the Commission an option to collect much of this attrition without affecting current APS customers.
     By looking backwards to set rates in a time of substantial growth, with the implicit but erroneous assumption that costs and revenues will increase proportionately, the Commission’s rate setting practices necessarily prohibit the Company from realizing a fair return on its invested equity. Using a historical test year without accounting for known or reasonably anticipated attrition ensures that no rate set by the Commission will ever compensate the Company for the value of its property at the time the property is being used, as constitutionally required. Bluefield Water Works & Improvement Co. v. Public Service Commission of West Virginia, 262 U.S. 679, 690 (1923) [“Rates which are not sufficient to yield a reasonable return on the value of the property used at the time it is being used to render the service are unjust, unreasonable and confiscatory, and their enforcement deprives the public utility company of its property in violation of the Fourteenth Amendment.” (Emphasis supplied.)]
     In addition, the rate increase sought is required to enable the Company to maintain its credit ratings, attract new capital on reasonable terms, and recover its costs of service. These criteria represent both the conditions necessary for APS to provide safe and reliable service to the public and those necessary to satisfy the Commission’s obligations under both the Arizona and United States Constitutions. Id. See also Arizona Corporation Commission v. Arizona Water Co., 85 Ariz. 198, 200, 335 P.2d 412, 414 (1959)(“[I]f [the Commission] refuses to consider all the relevant factors, the fair value of the properties cannot have been determined under our Constitution.”). As it is, this increase will not permit APS to recover past earnings shortfalls or fully earn a reasonable rate of return going forward on the fair value of its assets devoted to public service. Rather, the return resulting from the APS rate request will do no more than recover the Company’s capital costs necessarily and prudently incurred in rendering adequate utility service to customers.
IV. OTHER MAJOR COMPONENTS OF THE REQUESTED
INCREASE IN BASE RATES
     There are several major components of the Company’s request. Specifically, APS is seeking that: (1) the Commission recognize the higher fuel and purchased power expenses that are being incurred by the Company by increasing the base fuel rate from $.032491 per kWh to $.038783 per kWh; (2) the Commission allow APS to include in rates at cost of service the Yucca generation assets, the construction of which was specifically authorized by Decision No. 69400 (March 30, 2007), as well as other plant investments made prior to the time the rates requested in this proceeding will become effective; (3) the Commission authorize a return on fair value rate base or otherwise account for attrition in a manner that allows APS a reasonable opportunity to earn an 11.5% return on equity after the rates established in this proceeding become effective; (4)

the Commission establish as financial goals for APS the improvement in its internal generation of funds for construction to a level close if not equal to 100%, the reasonable opportunity to earn a reasonable return on an ongoing basis, and the improvement of its credit rating to at least a high BBB; and (5) the Commission implement in this proceeding a regulatory mechanism that can achieve these financial goals, which mechanism could include a post-order proceeding of the sort described in APS witness Brandt’s Testimony.
     APS is further requesting:
•	changes to the Demand Side Management Adjustment Clause (“DSMAC”) to encourage and support additional cost-effective demand-side management, and also to the Transmission Cost Adjustor (“TCA”), both of which rate mechanisms were authorized by Decision No. 67744 (April 7, 2005), as described below and in the pre-filed testimony of the Company’s witnesses;

•	approval of three new conservation and demand management rate provisions to encourage the efficient use of electricity and provide APS customers with the opportunity to better manage their energy costs;

•	changes to the Environmental Improvement Surcharge (“EIS”), authorized by Decision No. 69663, to better facilitate and finance the implementation of new APS programs to reduce the impact of Company operations on the environment;

•	continuation of its ability to defer certain costs related to its provision of net metering options, which deferral was first authorized by Decision No. 69663; and

•	changes in or cancellation of specific service and rates schedules, as well as approval of its depreciation rates, as are also described below and/or in the pre-filed testimony of the Company’s witnesses and the attached SFRs.
     In addition to these and the changes to the EIS, TCA and DSMAC discussed above, APS is proposing several new rate programs or modifications of existing rates to allow participating customers to better manage their energy costs and provide long-term benefits to the Company and its customers. These include a new residential time-of-use (“TOU”) option that reflects a “super peak” period of 3-6 p.m. during July, August and September – the three hottest months of the year – as well as a conservation tier to the Company’s most popular residential non-TOU rate. APS is also proposing, in response to a Commission initiative in Decision No. 69663, a “critical peak pricing” (“CPP”) program for commercial, industrial and other non-residential customers. This program will provide incentives for participating customers to shed significant electric load when called upon by APS for the top 90 hours of system demand during the year. APS’s existing TOU programs are already the most successful in the country both in terms of number of participants and percentage of customers participating, while the CPP proposal would be the first implemented by a Commission-regulated utility.
*      *      *      *      *      *
     In support of this Amended Application, the Company respectfully states as follows:
1. The Company is a corporation duly organized, existing and in good standing under the laws of the State of Arizona. Its principal place of business is 400 North Fifth Street, Phoenix, Arizona 85004.
2 The Company is a public service corporation engaged in the generation, transmission and distribution of electricity for sale in Arizona. In conducting such business, the Company operates an interconnected and integrated electric utility system.
3. All communications and correspondence concerning this Amended Application, as well as discovery and pleadings with respect thereto, should be served upon the following:
Thomas L. Mumaw (thomas.mumaw@pinnaclewest.com)
Meghan H. Grabel (meghan.grabel@pinnaclewest.com)
Pinnacle West Capital Corporation Law Department
P.O. Box 53999
Phoenix, Arizona 85072-3999

William J. Maledon (wmaledon@omlaw.com)
Osborn Maledon P.A.
2929 North Central
Phoenix, Arizona 85067-6379
Robert Metli (rmetli@swlaw.com)
Snell & Wilmer L.L.P.
400 East Van Buren
Phoenix, Arizona 85004-2202
Attorneys for Arizona Public Service Company
And also;
Barbara Klemstine (barbara.klemstine@aps.com)
Zachary Fryer (zachary.fryer@aps.com)
Susan Casady (susan.casady@aps.com)
PO Box 53999
Mail Station 9708
Phoenix, Arizona 85072-3999
4. This Commission has jurisdiction to conduct public hearings to determine the fair value of the property of a public service corporation, to fix a just and reasonable rate of return thereon, and thereafter, to approve rate schedules designed to develop such return. Further, the Commission has jurisdiction to establish the practices and procedures to govern the conduct of such hearings, including, but not limited to, such matters as notice, intervention, filing, service, exhibits, discovery and other prehearing and post-hearing matters.
5. Accompanying this Amended Application are all the relevant SFRs and rate design schedules described in A.A.C. R14-2-1033 and the direct testimony and attachments of the following witnesses:
•	Donald E. Brandt

•	Dr. William E. Avera

•	Daniel A. Kearns

•	Peter M. Ewen

[3]	This Amended Application, like the March 24th Application, does not include SFR Schedule E-6 because such schedule applies only to a “combination utility” within the meaning of A.A.C. R14-2-103(A)(3)(q), which does not include APS.

•	Jason C. LaBenz

•	Dr. Ronald E. White

•	Patrick Dinkel

•	David J. Rumolo

•	David K. Pickles

•	Gregory A. DeLizio

•	Charles A. Miessner
6. The Company respectfully requests that this Commission set a date for a hearing on this Amended Application such that new rates for the Company will become effective no later than October 1, 2009. At the hearing conducted pursuant to this rate request, APS will establish and hereby alleges that:
(a)	APS’s current rates and charges do not permit the Company to earn a fair return on the fair value of its assets devoted to public service and are therefore no longer just and reasonable.

(b)	The requested increase is the minimum amount necessary to allow the Company an opportunity to earn a fair return on the fair value of its assets devoted to public service, for preservation of the Company’s financial integrity and for the attraction of new capital investment on reasonable terms.

(c)	The Company requires additional permanent non-fuel base revenue of at least $264.3 million based on annualized test period sales in order to continue to provide, both now and in the future, adequate and reliable electric service to its customers as required by law.

(d)	APS should update its Base Fuel Rate to $.038783 per kWh, thus increasing base rate fuel revenues by $183.9 million.

(e)	APS prudently acquired the Yucca Units, and such Units are used and useful.

(f)	The DSMAC approved by Decision No. 67744 should be retained but modified as set forth below and in the Company’s testimony and exhibits:
i.	the mechanism should recover DSM costs for approved programs in excess of the $10 million allowance in base rates on a prospective basis;

ii.	alternatively, if recovery of only historically incurred costs (including incentives) is retained, APS should be permitted to earn its full authorized cost of capital on such cost deferrals;

iii.	the 10% of savings incentive for successful DSM programs should be retained at this time, but the cap on APS’s share of such savings should be removed; and,

iv.	the DSMAC should recover, on a retrospective basis, incurred losses in margins (unrecovered fixed costs) attributable to Commission-approved DSM programs.
(g)	The EIS approved by Decision No. 69663 should be modified to allow for the timely recovery of environmental costs incurred by the Company.

(h)	The Company’s FERC-approved transmission rates should be directly reflected in rates to retail customers without specific Commission action through the TCA.
7. In addition to setting a hearing date, APS asks that the Commission issue a procedural order setting forth the prescribed notice for the Amended Application, establishing procedures for intervention, and providing for appropriate discovery. In this last regard, APS requests that to expedite such discovery, the Company should be authorized to serve all pleadings, testimony, discovery requests, answers and objections electronically. Hard copy service would remain available to parties upon request or if the confidential nature of the information makes the use of electronic service impractical.
*      *      *      *      *      *
     WHEREFORE, THE COMPANY RESPECTFULLY REQUESTS that the Commission:
A.	issue a procedural order establishing a date or dates for the filing of testimony and the hearing of evidence concerning the Amended Application and also prescribing the time and form of notice to APS customers;

B.	issue a final order granting the Company the permanent base rate increase sought herein;

C.	modify the DSMAC, TCA and EIS as requested herein;

D.	issue a final order approving the new or modified rate and service schedules included with the Company’s Amended Application, as well as the freezing and/or cancellation of certain schedules, all with an effective date no later than October 1, 2009;

E.	issue a final order authorizing APS’s proposed depreciation and present amortization rates and classifications[4];

F.	issue an order continuing the Company’s ability pursuant to Decision No. 69663 to defer certain costs related to the provision of net metering services;

G.	issue a final order establishing as financial goals for APS the improvement in its internal generation of funds for construction to a level close if not equal to 100%, the reasonable opportunity to earn a reasonable return on an ongoing basis, and the improvement of its credit rating to at least a high BBB;

H.	issue a final order implementing in this proceeding a regulatory mechanism or mechanisms that can achieve these

[4]	This includes the requested change from depreciation accounting to amortization accounting for the seven plant accounts discussed in the Testimony of Dr. Ronald E. White.

financial goals, which mechanism could include a post-order proceeding of the sort described in APS witness Brandt’s Testimony; and,

I.	grant the Company such other relief as the Commission deems just and proper.
     RESPECTFULLY SUBMITTED this 2nd day of June 2008.

PINNACLE WEST CAPITAL CORP. Law Department
/s/ Thomas L. Mumaw
Thomas L. Mumaw
Meghan H. Grabel Attorneys for Arizona Public Service Company

ORIGINAL AND 13 COPIES OF THE FOREGOING
filed this 2nd day of June 2008 with:
Docket Control
Arizona Corporation Commission
1200 West Washington
PHOENIX, AZ 85007
AND copies of the foregoing emailed or mailed
this 2nd day of June 2008 to:

Ernest G. Johnson	Stephen J. Baron
Director, Utilities Division	J. Kennedy & Associates
Arizona Corporation Commission	570 Colonial Park Drive Suite 305
1200 West Washington Street	Roswell, GA 30075
Phoenix, AZ 85007

Janice Alward	Theodore Roberts
Chief Counsel, Legal Division	P.O. Box 1448
Arizona Corporation Commission	Tubac, AZ 85646
1200 West Washington Street
Phoenix, AZ 85007

Lyn Farmer	Lawrence V. Robertson, Jr
Chief Hearing Officer, Hearing Division	P.O. Box 1448
Arizona Corporation Commission	Tubac, AZ 85646
1200 West Washington Street
Phoenix, AZ 85007

Patrick J. Black	Michael A. Curtis
Fennemore Craig	501 East Thomas Road
3003 North Central, Suite 2600	Phoenix, AZ 85012
Phoenix, AZ 85012-2913

C. Webb Crockett	William P. Sullivan
Fennemore Craig	501 East Thomas Road
3003 North Central, Suite 2600	Phoenix, AZ 85012
Phoenix, AZ 85012-2913

Michael L. Kurtz	Larry K. Udall
Boehm, Kurtz & Lowry	501 East Thomas Road
36 East Seventh Street, Suite 1510	Phoenix, AZ 85012
Cincinnati, OH 45202

Kurt J. Boehm	Scott Wakefield
Boehm, Kurtz & Lowry	RUCO
36 East Seventh Street, Suite 1510	1110 West Washington Street, Suite 220
Cincinnati, OH 45202	Phoenix, AZ 85007

The Kroger Company
Denis George
Attn: Corporate Energy Manager (G09)
1014 Vine Street
Cincinnati, OH 45202

ARIZONA PUBLIC SERVICE COMPANY
COMPUTATION OF INCREASE IN GROSS REVENUE REQUIREMENTS
ACC JURISDICTION
ADJUSTED TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

Line		Electric						Line
No.	Description	Original Cost		RCND		Fair Value		No.
1.	Adjusted Rate Base	$5,359,964	(a)	$10,066,668	(a)	$7,713,316		1.
2.	Adjusted Operating Income	203,112	(b)	203,112	(b)	203,112	(b)	2.
3.	Current Rate of Return	3.79%		2.02%		2.63%		3.
4.	Required Operating Income	474,893		474,893		474,893		4.
5.	Required Rate of Return	8.86%		4.72%		6.16%		5.
6.	Adjusted Operating Income Deficiency	271,781		271,781		271,781		6.
7.	Gross Revenue Conversion Factor	1.6491	(c)	1.6491	(c)	1.6491	(c)	7.

8.	Requested Increase in Base Revenue Requirements	$448,194		$448,194		$448,194		8.

		Projected			Total Projected
		Revenue Increase			Revenue Increase	% Increase
	Customer Classification	Due to Rates		% Increase	Net of PSA	Net of PSA
9.	Residential	232,650		17.27%	152,791	11.34%	9.
10.	General Service	207,600		16.74%	120,383	9.71%	10.
11.	Irrigation	3,121		12.30%	1,132	4.46%	11.
12.	Outdoor Lighting	3,372		19.41%	2,614	15.05%	12.
13.	Dusk-to-Dawn	1,451		19.36%	1,297	17.30%	13.

14.	Total	$448,194		16.99%*	$278,217	10.55%*	14.

15.	Total Sales to Ultimate Retail Customers	$2,637,447	(d)				15.

Notes

*	The $448.2M revenue increase requested above for base rates includes $183.9M due to the Company’s request to increase the base fuel rate from 3.25¢/kWh (as authorized in Decision No. 69663) to 3.88¢/kWh. $170.0M of the increase associated with the base fuel increase would have been charged to customers under the provisions of the PSA. Therefore the effective increase to customer rates net of the reduced PSA charges is actually 10.55% or $278.2M. This increase could be further reduced by approximately 2% if the proposed Impact Fee is approved to recover a portion of the proposed revenue requirement related to the attrition proforma adjustment.

Supporting Schedules	Recap Schedules:
(a) B-1	N/A
(b) C-1, page 2 of 2
(c) C-3
(d) H-1
Schedule A-1

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY RESULTS OF OPERATIONS
PRIOR YEARS, TEST YEAR AND PROJECTED YEARS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		Prior Years		Test Year		Projected Years
Line		Year Ended	Year Ended	Actual	Adjusted	Present Rates	Present Rates	Present Rates	Proposed Rates	Proposed Rates	Line
No.	Description	12/31/2005 (a)	12/31/2006 (a)	12/31/2007 (a)	12/31/2007 (b)	12/31/2008 (c)	12/31/2009 (c)	12/31/2010 (c)	12/31/2009 (c)	12/31/2010 (c)	No.
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
1.	Gross Revenues	$2,270,793	$2,658,513	$2,936,277	$2,813,012	$3,132,395	$3,131,036	$3,260,695	$3,232,539	$3,512,267	1.
2.	Revenue Deductions & Operating Expenses	1,889,180	2,260,571	2,510,282	2,572,039	2,701,821	2,725,211	2,844,412	2,786,747	2,917,249	2.

3.	Operating Income	381,613	397,942	425,995	240,973	430,574	405,825	416,283	445,792	595,018	3.

4.	Other Income and (Deductions) *	(69,171)	27,584	20,870	20,870	14,031	13,565	11,842	13,565	11,462	4.
5.	Interest Expense	141,963	155,796	162,925	162,925	171,930	177,715	210,533	177,361	201,602	5.

6.	Net Income	$170,479	$269,730	$283,940	$98,918	$272,675	$241,675	$217,592	$281,996	$404,878	6.

7.	Earned Per Average Common Share **	$2.39	$3.78	$3.98	$1.39	N/A	N/A	N/A	N/A	N/A	7.
8.	Dividends Per Common Share **	$2.39	$2.39	$2.39	$2.39	N/A	N/A	N/A	N/A	N/A	8.
9.	Payout Ratio **	99.7%	63.0%	59.9%	171.9%	N/A	N/A	N/A	N/A	N/A	9.

10.	Return on Average Invested Capital	6.2%	7.4%	7.4%	4.4%	7.0%	6.1%	5.7%	6.7%	8.0%	10.
11.	Return on Year End Capital	5.8%	7.1%	7.1%	4.3%	6.7%	5.8%	5.5%	6.4%	7.7%	11.

12.	Return on Average Common Equity	6.6%	8.7%	8.7%	3.0%	7.8%	6.2%	5.4%	7.3%	9.7%	12.
13.	Return on Year End Common Equity	5.7%	8.4%	8.5%	3.0%	7.1%	6.2%	5.2%	7.2%	9.2%	13.

14.	Times Bond Interest Earned- Before Income Taxes	2.5	3.2	3.1	2.2	2.8	2.7	2.3	3.0	3.6	14.
15.	Times Total Interest & Preferred Dividends Earned-After Income Taxes	2.0	2.4	2.4	1.5	2.3	2.1	1.9	2.3	2.7	15.

Notes

*	2005 Other Income and (Deductions) includes regulatory disallowance on PWEC Units.

**	Optional for projected years. Lines 7 and 8 are calculated using the common stock shares of Arizona Public Service Company, as indicated by the SFRs. APS’s common stock shares have remained constant at 71.3 million, even though Pinnacle West has increased its equity investment in APS, and all APS shares are wholly owned by Pinnacle West Capital Corp. Pinnacle West’s common stock is publicly held and the PNW share count is more indicative of the increasing equity investment needed to support APS’s investment to serve its customers. APS’s earnings per share of Pinnacle West diluted common stock outstanding was $1.76, $2.70, $2.82, $0.98 for 2005, 2006, test year ended 12/31/2007, and adjusted test year ended 12/31/2007, respectively. APS’s dividends per share of Pinnacle West diluted common stock outstanding was $1.76, $1.70, $1.69, $1.69 for 2005, 2006, test year ended 12/31/2007, and adjusted test year ended 12/31/2007, respectively.

Supporting Schedules:	Recap Schedules:
(a) E-2	N/A
(b) C-1
(c) F-1
Schedule A-2

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY OF CAPITAL STRUCTURE
PRIOR YEARS, TEST YEAR AND PROJECTED YEARS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

				Actual	Projected Years(b)
		Prior Years (a)		Test Year (a)	Present Rates	Present Rates	Present Rates	Proposed Rates	Proposed Rates
Line		Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Line
No.	Description	12/31/2005	12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2009	12/31/2010	No.
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
1.	Short-Term Debt *	$—	$—	$—	$—	$—	$—	$—	$—	1.
2.	Long-Term Debt (with Cur Maturities)**	2,574,474	2,888,327	2,886,741	2,884,730	3,283,004	3,767,285	3,283,004	3,592,285	2.

3.	TOTAL DEBT	2,574,474	2,888,327	2,886,741	2,884,730	3,283,004	3,767,285	3,283,004	3,592,285	3.
4.	Preferred Stock	—	—	—	—	—	—	—	—	4.
5.	Common Equity	2,985,225	3,207,473	3,351,441	3,831,910	3,885,535	4,196,339	3,925,858	4,423,955	5.

6.	Total Capital	$5,559,699	$6,095,800	$6,238,182	$6,716,640	$7,168,539	$7,963,624	$7,208,862	$8,016,240	6.

	Capitalization Ratios:
7.	Short-term Debt	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	7.
8.	Long-Term Debt	46.31%	47.38%	46.28%	42.95%	45.80%	47.31%	45.54%	44.81%	8.

9.	TOTAL DEBT	46.31%	47.38%	46.28%	42.95%	45.80%	47.31%	45.54%	44.81%	9.
10.	Preferred Stock	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	10.
11.	Common Equity	53.69%	52.62%	53.72%	57.05%	54.20%	52.69%	54.46%	55.19%	11.

		100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

12.	Weighted Cost of Short-Term Debt	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	12.
13.	Weighted Cost of Long-Term Debt	2.58%	2.73%	2.67%	2.48%	2.63%	2.81%	2.62%	2.64%	13.
14.	Weighted Cost of Senior Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	14.

Note:

*	Under FERC regulations, short-term debt is utilized as a source of financing on Construction Work in Progress, therefore recoverable through AFUDC provisions. For the unadjusted test year ending 12/31/2007, actual short-term debt was $218.0 million. Had the short-term debt been included in the capitalization ratio, it would have accounted for 3.38% of the total capitalization.

**	Debt balances exclude unamortized discounts/premiums.

Supporting Schedules:	Recap Schedules:
(a) E-1	N/A
(b) D-1
Schedule A-3

ARIZONA PUBLIC SERVICE COMPANY
CONSTRUCTION EXPENDITURES, NET PLANT PLACED IN SERVICE AND GROSS UTILITY PLANT IN SERVICE
PRIOR YEARS, TEST YEAR AND PROJECTED YEARS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

Line		Construction	Net Plant Placed	Gross Utility	Line
No.	Year	Expenditures (a)*	In Service**	Plant in Service (b)***	No.
		(A)	(B)	(C)
1.	Year Ended 2005	$808,151	$1,583,156	$10,948,129	1.
2.	Year Ended 2006	659,628	450,320	11,398,449	2.
3.	Year Ended 2007	896,631	527,276	11,925,725	3.
4.	Projected Year — Year Ended 12/31/2008	1,023,495	796,382	12,722,107	4.
5.	Projected Year — Year Ended 12/31/2009	1,085,069	1,008,422	13,730,529	5.
6.	Projected Year — Year Ended 12/31/2010	993,322	743,652	14,474,181	6.

Notes:

*	Includes nuclear fuel in all years and Sundance purchase in 2005.

**	Includes former PWEC Units and Sundance gross plant in 2005.

***	Includes former PWEC Units and Sundance in gross plant starting in 2005.

Supporting Schedules:	Recap Schedules:
(a) F-3	N/A
(b) E-5
Schedule A-4

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY CHANGES IN FINANCIAL POSITION
PRIOR YEARS, TEST YEAR AND PROJECTED YEARS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

				Actual	Projected Years(b)
		Prior Years(a)		Test Year(a)	Present Rates	Present Rates	Present Rates	Proposed Rates	Proposed Rates
Line		Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Line
No.	Description	12/31/2005	12/31/2006	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2009	12/31/2010	No.
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)
	Sources of Funds:
1.	Operations	$721,890	$393,713	$765,815	$850,260	$731,935	$666,216	$773,395	$831,921	1.

2.	Outside Financing	(76,390)	352,215	85,962	161,416	394,346	368,870	352,886	203,165	2.

3.	Total Funds Provided	$645,500	$745,928	$851,777	$1,011,676	$1,126,281	$1,035,086	$1,126,281	$1,035,086	3.

	Application of Funds:
4.	Capital Expenditures *	$794,903	$648,743	$882,357	$1,025,917	$1,087,808	$996,313	$1,087,808	$996,313	4.

5.	Other	(149,761)	65,248	(861)	37,910	38,473	38,773	38,473	38,773	5.

6.	Total Funds Applied	$645,142	$713,991	$881,496	$1,063,827	$1,126,281	$1,035,086	$1,126,281	$1,035,086	6.

Notes:

*	Years 2008, 2009, and 2010 have been reduced for Schedule 3 fees recorded as CIAC.

Supporting Schedules:	Recap Schedules:
(a) E-3	N/A
(b) F-2
Schedule A-5

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY OF ORIGINAL COST AND RCND RATE BASE ELEMENTS
TOTAL COMPANY AND ACC JURISDICTION
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		Original Cost
		Total Company			ACC
Line		Unadjusted		Adjusted	Unadjusted		Adjusted		Line
No.	Description	Test Year (a)	Pro Forma (a)	Test Year (a)	Test Year (a)	Pro Forma (a)	Test Year (a)		No.
		(A)	(B)	(C)	(D)	(E)	(F)
1.	Gross utility plant in service	$11,925,725	$378,896	$12,304,621	$10,336,247	$370,181	$10,706,428		1.
2.	Less: Accumulated depreciation & amortization	4,637,472	(48,050)	4,589,422	4,094,859	(47,200)	4,047,659		2.

3.	Net utility plant in service	7,288,253	426,946	7,715,199	6,241,388	417,381	6,658,769		3.

	Deductions:
4.	Deferred income taxes	1,206,568	(1,120)	1,205,448	1,018,730	(1,100)	1,017,630		4.
5.	Investment tax credits	731	—	731	718	—	718		5.
6.	Customer advances for construction (c)	94,801	—	94,801	94,801	—	94,801		6.
7.	Customer deposits	71,311	—	71,311	71,311	—	71,311		7.
8.	Pension and other postretirement liabilities	434,025	—	434,025	407,675	—	407,675		8.
9.	Liability for asset retirement (c)	281,903	—	281,903	276,913	—	276,913		9.
10.	Other deferred credits	158,294	—	158,294	151,078	—	151,078		10.
11.	Unamortized gain-sale of utility plant (c)	36,606	—	36,606	35,958	—	35,958		11.
12.	Regulatory liabilities	225,479	—	225,479	219,956	—	219,956		12.

13.	Total deductions	2,509,718	(1,120)	2,508,598	2,277,140	(1,100)	2,276,040		13.

	Additions:
14.	Regulatory assets	426,987	—	426,987	398,567	—	398,567		14.
15.	Other deferred debits	63,879	—	63,879	60,303	—	60,303		15.
16.	Decommissioning trust accounts (c)	379,347	—	379,347	370,098	—	370,098		16.
17.	Allowance for working capital (d)	159,052	—	159,052	148,267	—	148,267		17.

18.	Total additions	1,029,265	—	1,029,265	977,235	—	977,235		18.

19.	Total rate base	$5,807,800	$428,066	$6,235,866	$4,941,483	$418,481	$5,359,964	(e)	19.

Supporting Schedules:	Recap Schedules:
(a) B-2	(e) A-1
(b) B-3
(c) E-1
(d) B-5
Schedule B-1

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY OF ORIGINAL COST AND RCND RATE BASE ELEMENTS
TOTAL COMPANY AND ACC JURISDICTION
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		RCND
		Total Company			ACC
Line		Unadjusted		Adjusted	Unadjusted		Adjusted		Line
No.	Description	Test Year (b)	Pro Forma (b)	Test Year (b)	Test Year (b)	Pro Forma (b)	Test Year (b)		No.
		(A)	(B)	(C)	(D)	(E)	(F)
1.	Gross utility plant in service	$21,393,591	$353,684	$21,747,275	$18,542,222	$345,416	$18,887,638		1.
2.	Less: Accumulated depreciation & amortization	8,600,433	(73,262)	8,527,171	7,594,130	(71,965)	7,522,165		2.

3.	Net utility plant in service	12,793,158	426,946	13,220,104	10,948,092	417,381	11,365,473		3.

	Deductions:
4.	Deferred income taxes	1,206,568	(1,120)	1,205,448	1,018,730	(1,100)	1,017,630		4.
5.	Investment tax credits	731	—	731	718	—	718		5.
6.	Customer advances for construction (c)	94,801	—	94,801	94,801	—	94,801		6.
7.	Customer deposits	71,311	—	71,311	71,311	—	71,311		7.
8.	Pension and other postretirement liabilities	434,025	—	434,025	407,675	—	407,675		8.
9.	Liability for asset retirement (c)	281,903	—	281,903	276,913	—	276,913		9.
10.	Other deferred credits	158,294	—	158,294	151,078	—	151,078		10.
11.	Unamortized gain-sale of utility plant (c)	36,606	—	36,606	35,958	—	35,958		11.
12.	Regulatory liabilities	225,479	—	225,479	219,956	—	219,956		12.

13.	Total Deductions	2,509,718	(1,120)	2,508,598	2,277,140	(1,100)	2,276,040		13.

	Additions:
14.	Regulatory assets	426,987	—	426,987	398,567	—	398,567		14.
15.	Other deferred debits	63,879	—	63,879	60,303	—	60,303		15.
16.	Decommissioning trust accounts (c)	379,347	—	379,347	370,098	—	370,098		16.
17.	Allowance for working capital (d)	159,052	—	159,052	148,267	—	148,267		17.

18.	Total Additions	1,029,265	—	1,029,265	977,235	—	977,235		18.

19.	Total Rate Base	$11,312,705	$428,066	$11,740,771	$9,648,187	$418,481	$10,066,668	(e)	19.

Supporting Schedules:	Recap Schedules:
(a) B-2	(e) A-1
(b) B-3
(c) E-1
(d) B-5
Schedule B-1

ARIZONA PUBLIC SERVICE COMPANY
ORIGINAL COST RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(1)		(2)		(3)
		Actual at End of		Palo Verde Unit 3		Cholla Generating Station
		Test Year 12/31/2007		Steam Generator		Environmental Projects
Line		(a)
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(A)	(B)	(C)	(D)	(E)	(F)
1.	Gross Utility Plant in Service	$11,925,725	$10,336,247	$49,135	$48,265	$15,213	$14,944

2.	Less: Accumulated Depreciation & Amort.	4,637,472	4,094,859	(44,725)	(43,934)	(676)	(664)

3.	Net Utility Plant in Service	7,288,253	6,241,388	93,860	92,199	15,889	15,608

4.	Less: Total Deductions	2,509,718	2,277,140	—	—	—	—

5.	Total Additions	1,029,265	977,235	—	—	—	—

6.	Total Rate Base	$5,807,800	$4,941,483	$93,860	$92,199	$15,889	$15,608

	WITNESS:			KEARNS		KEARNS

(1)	Test Year Total Deductions and Total Additions are shown on Schedule B-1.

(2)	Adjustment to Test Year rate base to include the replacement of the Palo Verde Unit 3 Steam Generator and related low pressure turbine rotor. The equipment was placed into service on 01/19/2008.

(3)	Adjustment to Test Year rate base to include Cholla Generating Station Environmental Capital Projects projected to close to plant in service by May 2008. This is net of contributions received under the Environmental Improvement Surcharge.

Supporting Schedules	Recap Schedules:
(a) E-1	(b) B-1
Schedule B-2

ARIZONA PUBLIC SERVICE COMPANY
ORIGINAL COST RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

				(5)		(6)
		(4)		Post Test Year		West Phoenix Unit 4
Line		Yucca Units 5 and 6		Plant Additions		Regulatory Disallowance
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(G)	(H)	(I)	(J)	(K)	(L)
1.	Gross Utility Plant in Service	$77,123	$75,758	$251,258	$244,802	$(13,833)	$(13,588)

2.	Less: Accumulated Depreciation & Amort.	—	—	—	—	(2,649)	(2,602)

3.	Net Utility Plant in Service	77,123	75,758	251,258	244,802	(11,184)	(10,986)

4.	Less: Total Deductions	—	—	—	—	(1,120)	(1,100)

5.	Total Additions	—	—	—	—	—	—

6.	Total Rate Base	$77,123	$75,758	$251,258	$244,802	$(10,064)	$(9,886)

	WITNESS:	KEARNS		KEARNS		LA BENZ

(4)	Adjustment to Test Year rate base to include the cost of construction for Yucca Units 5 & 6. These units are scheduled to be placed into service during the summer of 2008.

(5)	Adjustment to Test Year rate base to include Post Test Year Plant Additions for generation, distribution and other projects with an estimated in service date prior to 10/01/2009.

(6)	Adjustment to reduce Test Year rate base for the regulatory disallowance for West Phoenix Unit 4 as required in Decision Nos. 67744 and 69663.

Supporting Schedules	Recap Schedules:
(a) E-1	(b) B-1
Schedule B-2

ARIZONA PUBLIC SERVICE COMPANY
ORIGINAL COST RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(7)		(8)
		Total Original Cost Rate Base		Adjusted at End of
		Pro Forma Adjustments		Test Year 12/31/2007
Line		(b)	(b)	(b)	(b)
No.	Description	Total Co.	ACC	Total Co.	ACC
		(M)	(N)	(O)	(P)
1.	Gross Utility Plant in Service	$378,896	$370,181	$12,304,621	$10,706,428

2.	Less: Accumulated Depreciation & Amort.	(48,050)	(47,200)	4,589,422	4,047,659

3.	Net Utility Plant in Service	426,946	417,381	7,715,199	6,658,769

4.	Less: Total Deductions	(1,120)	(1,100)	2,508,598	2,276,040

5.	Total Additions	—	—	1,029,265	977,235

6.	Total Rate Base	$428,066	$418,481	$6,235,866	$5,359,964

	WITNESS:

Supporting Schedules	Recap Schedules:
(a) E-1	(b) B-1
Schedule B-2

ARIZONA PUBLIC SERVICE COMPANY
RCND RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(1)		(2)		(3)
		Actual at End of		Palo Verde Unit 3		Cholla Generating Station
		Test Year 12/31/2007		Steam Generator		Environmental Projects
Line		(a)
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(A)	(B)	(C)	(D)	(E)	(F)
1.	Gross Utility Plant in Service	$21,393,591	$18,542,222	$25,007	$24,565	$14,129	$13,879

2.	Less: Accumulated Depreciation & Amort.	8,600,433	7,594,130	(68,853)	(67,634)	(1,760)	(1,729)

3	Net Utility Plant in Service	12,793,158	10,948,092	93,860	92,199	15,889	15,608

4.	Less: Total Deductions	2,509,718	2,277,140	—	—	—	—

5.	Total Additions	1,029,265	977,235	—	—	—	—

6.	Total Rate Base	$11,312,705	$9,648,187	$93,860	$92,199	$15,889	$15,608

(1)	Test Year Total Deductions and Total Additions are shown on Schedule B-1.

(2)	Adjustment to Test Year rate base to include the replacement of the Palo Verde Unit 3 Steam Generator and related low pressure turbine rotor. The equipment was placed into service on 01/19/2008.

(3)	Adjustment to Test Year rate base to include Cholla Generating Station Environmental Capital Projects projected to close to plant in service by May 2008. This is net of contributions received under the Environmental Improvement Surcharge.

Supporting Schedules	Recap Schedules:
(a) B-4	(b) B-1
Schedule B-3

ARIZONA PUBLIC SERVICE COMPANY
RCND RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

				(5)		(6)
		(4)		Post Test Year		West Phoenix Unit 4
Line		Yucca Units 5 and 6		Plant Additions		Regulatory Disallowance

No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(G)	(H)	(I)	(J)	(K)	(L)
1.	Gross Utility Plant in Service	$77,123	$75,758	$251,258	$244,802	$(13,833)	$(13,588)

2.	Less: Accumulated Depreciation & Amort.	—	—	—	—	(2,649)	(2,602)

3	Net Utility Plant in Service	77,123	75,758	251,258	244,802	(11,184)	(10,986)

4.	Less: Total Deductions	—	—	—	—	(1,120)	(1,100)

5.	Total Additions	—	—	—	—	—	—

6.	Total Rate Base	$77,123	$75,758	$251,258	$244,802	$(10,064)	$(9,886)

(4)	Adjustment to Test Year rate base to include the cost of construction for Yucca Units 5 & 6. These units are scheduled to be placed into service during the summer of 2008.

(5)	Adjustment to Test Year rate base to include Post Test Year Plant Additions for generation, distribution and other projects with an estimated in service date prior to 10/01/2009.

(6)	Adjustment to reduce Test Year rate base for the regulatory disallowance for West Phoenix Unit 4 as required in Decision Nos. 67744 and 69663.

Supporting Schedules	Recap Schedules:
(a) B-4	(b) B-1
Schedule B-3

ARIZONA PUBLIC SERVICE COMPANY
RCND RATE BASE PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(7)		(8)
		Total RCND Cost Rate Base		Adjusted at End of
		Pro Forma Adjustments		Test Year 12/31/2007
Line		(b)	(b)	(b)	(b)
No.	Description	Total Co.	ACC	Total Co.	ACC
		(M)	(N)	(O)	(P)
1.	Gross Utility Plant in Service	$353,684	$345,416	$21,747,275	$18,887,638

2.	Less: Accumulated Depreciation & Amort.	(73,262)	(71,965)	8,527,171	7,522,165

3	Net Utility Plant in Service	426,946	417,381	13,220,104	11,365,473

4.	Less: Total Deductions	(1,120)	(1,100)	2,508,598	2,276,040

5.	Total Additions	—	—	1,029,265	977,235

6.	Total Rate Base	$428,066	$418,481	$11,740,771	$10,066,668

Supporting Schedules	Recap Schedules:
(a) B-4	(b) B-1
Schedule B-3

ARIZONA PUBLIC SERVICE COMPANY
RCND BY MAJOR PLANT ACCOUNTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

Line		PLANT			Condition		Line
No.	Function	ACCOUNT	DESCRIPTION	RCN	Percent	RCND	No.
				(A)	(B)	(C)
1.	INTANGIBLES	301	Organization	$—	0.00%	$—	1.
2.		302	Franchises and consents	3,311	81.46%	2,697	2.
3.		303	Miscellaneous intangible plant	321,661	29.58%	95,147	3.

4.			SUBTOTAL	324,972		97,844	4.

5.	PRODUCTION	310	Land and Land Rights	3,306	100.00%	3,306	5.
6.		310	Limit Term Land Rights	64	26.06%	17	6.
7.		311	Structures and improvements	304,547	43.61%	132,813	7.
8.		312	Boiler plant equipment	2,189,214	38.80%	849,415	8.
9.		314	Turbogenerator units	660,493	46.11%	304,553	9.
10.		315	Accessory electric equipment	522,452	38.20%	199,577	10.
11.		316	Miscellaneous power plant equip.	126,156	52.64%	66,409	11.
12.		320	Land and land rights	3,501	100.00%	3,501	12.
13.		321	Structures and improvements	1,104,869	48.52%	536,082	13.
14.		322	Reactor plant equipment	1,800,853	50.07%	901,687	14.
15.		323	Turbogenerator units	613,415	49.47%	303,456	15.
16.		324	Accessory electric equipment	681,283	42.96%	292,679	16.
17.		325	Misc power plant equip	235,040	48.11%	113,078	17.
18.		330	Limit Term Land Rights	—	0.00%	—	18.
19.		331	Structures and improvements	—	0.00%	—	19.
20.		332	Reservoirs, dams, and waterways	—	0.00%	—	20.
21.		333	Water wheels, turbines and generators	—	0.00%	—	21.
22.		334	Accessory electric equipment	—	0.00%	—	22.
23.		335	Miscellaneous power plant equip.	—	0.00%	—	23.
24.		336	Roads, railroads and bridges	—	0.00%	—	24.
25.		340	Land and land rights	910	100.00%	910	25.
26.		341	Structures and improvements	84,978	72.76%	61,830	26.
27.		342	Fuel holders, products, and accessories	64,641	61.82%	39,961	27.
28.		343	Prime movers	825,951	70.85%	585,186	28.
29.		344	Generators	690,684	79.93%	552,064	29.
30.		345	Accessory electric equipment	146,492	67.90%	99,468	30.
31.		346	Miscellaneous power plant equip.	14,842	50.21%	7,452	31.

32.			SUBTOTAL	10,073,691		5,053,444	32.

33.	TRANSMISSION	350	Land and land rights	54,142	100.00%	54,142	33.
34.		350	Limit Term Land Rights	25,324	55.07%	13,946	34.
35.		352	Structures and improvements	71,122	57.04%	40,568	35.
36.		353	Station equipment	1,322,028	75.22%	994,429	36.
37.		354	Towers and fixtures	348,366	36.34%	126,596	37.
38.		355	Poles and fixtures	466,347	73.44%	342,485	38.
39.		356	Overhead conductors and devices	951,998	63.68%	606,232	39.
40.		357	Underground conduit	33,615	69.76%	23,450	40.
41.		358	Underground conductors and devices	58,495	59.59%	34,857	41.

42.			SUBTOTAL	3,331,437		2,236,705	42.

43.	DISTRIBUTION	360	Land and land rights	43,637	100.00%	43,637	43.
44.		360	Limit Term Land Rights	2,276	91.44%	2,081	44.
45.		361	Structures and improvements	68,398	62.39%	42,674	45.
46.		362	Station equipment	575,249	81.64%	469,633	46.
47.		364	Poles, towers, and fixtures	711,463	74.06%	526,909	47.
48.		365	Overhead conductors and devices	562,028	83.18%	467,495	48.
49.		366	Underground conduit	805,164	91.78%	738,980	49.
50.		367	Underground conductors and devices	2,044,622	69.71%	1,425,306	50.
51.		368	Line transformers	1,196,676	55.76%	667,267	51.
52.		369	Services	475,414	57.49%	273,316	52.
53.		370	Meters	257,507	83.78%	215,739	53.
54.		371	Installations on customers’ premises	79,620	83.06%	66,132	54.
55.		373	Street lighting and signal systems	139,726	51.95%	72,588	55.

56.			SUBTOTAL	6,961,780		5,011,757	56.
Schedule B-4

ARIZONA PUBLIC SERVICE COMPANY
RCND BY MAJOR PLANT ACCOUNTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

Line		PLANT			Condition		Line
No.	Function	ACCOUNT	DESCRIPTION	RCN	Percent	RCND	No.
				(A)	(B)	(C)
57.	GENERAL	389	Land and land rights	13,191	100.00%	13,191	57.
58.		390	Structures and improvements	245,179	56.45%	138,404	58.
59.		390	Structures and improvements — Lease	123	57.99%	71	59.
60.		391	Office furniture and equipment	154,441	55.53%	85,761	60.
61.		391	Capitalized Lease-Computer Equipment	—	0.00%	—	61.
62.		392	Transportation equipment	35,247	12.95%	4,564	62.
63.		392	Capitalized Lease-Transportation Equip.	8,607	49.40%	4,252	63.
64.		393	Stores equipment	6,179	8.05%	497	64.
65.		394	Tools, shop and garage equipment	27,966	62.59%	17,504	65.
66.		395	Laboratory equipment	3,725	51.72%	1,927	66.
67.		396	Power operated equipment	21,149	25.75%	5,446	67.
68.		397	Communication equipment	173,787	68.31%	118,714	68.
69.		398	Miscellaneous equipment	12,117	25.39%	3,077	69.

70.			SUBTOTAL	701,711		393,408	70.

71.		TOTAL PLANT (a)		$21,393,591		$12,793,158	71.

Supporting Schedules:	Recap Schedules:
RCND Study	(a) B-3
Schedule B-4

ARIZONA PUBLIC SERVICE COMPANY
COMPUTATION OF RCND RATE BASE ELEMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

			Total*		All
Line			Company		Other	SCE		Line
No.		Description	(B + C)	ACC	(D + E)	500KV	Other	No.
			(A)	(B)	(C)	(D)	(E)
1.	A.	ORIGINAL COST:						1.
2.		Gross Utility Plant in Service	$11,925,725	$10,336,247	$1,589,478	$55,019	$1,534,459	2.
3.		Accumulated Depreciation & Amortization	4,637,472	4,094,859	542,613	57,354	485,259	3.

4.		Net Utility Plant in Service	7,288,253	6,241,388	1,046,865	(2,335)	1,049,200	4.

5.	B.	RCND:						5.
6.		Reproduction Cost New	21,393,591	18,542,222	2,851,369	288,134	2,563,235	6.
7.		Accumulated Depreciation	8,600,433	7,594,130	1,006,303	346,263	660,040	7.

8.		Total RCND Plant in Service at 12/31/2007 from B-4	12,793,158	10,948,092	1,845,066	(58,129)	1,903,195	8.

9.		Deductions:						9.
10.		Deferred Taxes	1,206,568	1,018,730	187,838	—	187,838	10.
11.		Investment Tax Credits	731	718	13	—	13	11.

12.		Total Deferred Taxes and ITC	1,207,299	1,019,448	187,851	—	187,851	12.

13.		Customer Advances for Construction	94,801	94,801	—	—	—	13.
14.		Customer Deposits	71,311	71,311	—	—	—	14.
15.		Pension Liability	434,025	407,675	26,350	—	26,350	15.
16.		Liability for Asset Retirement	281,903	276,913	4,990	—	4,990	16.
17.		Other Deferred Credits	158,294	151,078	7,216	—	7,216	17.
18.		Deferred Gains for Sale of Util. Plant	36,606	35,958	648	—	648	18.

19.		Total Deductions	2,284,239	2,057,184	227,055	—	227,055	19.

20.		Additions:						20.
21.		Regulatory Assets/Liabilities Net	201,508	178,611	22,897	—	22,897	21.
22.		Miscellaneous Deferred Debits	63,879	60,303	3,576	—	3,576	22.
23.		Depreciation Fund - Decommissioning	379,347	370,098	9,249	—	9,249	23.
24.		Allowance for Working Capital	159,052	148,267	10,785	—	10,785	24.

25.		Total Additions	803,786	757,279	46,507	—	46,507	25.

26.		Total RCND Rate Base Before Proforma Adj.	11,312,705	9,648,187	1,664,518	(58,129)	1,722,647	26.

27.		Proforma Adjustments	428,066	418,481	9,585	58,129	(48,544)	27.

28.		Total RCND Rate Base	$11,740,771	$10,066,668	$1,674,103	$—	$1,674,103	28.

Supporting Schedules:	Recap Schedules:
For Lines 2, 3, 9-23, Col. (A): See Schedule B-1, Column (A).	N/A
For Lines 2, 3, 9-23, Col. (B): See Schedule B-1, Column (B).
For Line 6, Col. (A): See Schedule B-4, Column (A) page 2 of 2.
For Line 8, Col. (A): See Schedule B-4, Column (C) page 2 of 2.

*	- Includes SCE 500KV
Schedule B-4a

ARIZONA PUBLIC SERVICE COMPANY
COMPUTATION OF WORKING CAPITAL
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

Line			Line
No.	Description	Amount	No.
1.	Working Capital — Operations (a)	$(103,403)	1.

2.	Materials and Supplies (b)	149,759	2.

3.	Fuel — Coal and Oil (b)	27,792	3.

4.	Fuel — Nuclear, Net (b)	69,271	4.

5.	Prepayments (b)	15,407	5.

6.	Special Deposits & Working Funds (b)	226	6.

7.	Total Working Capital Allowance (c)	$159,052	7.

Supporting Schedules:	Recap Schedule
(a) Lead-Lag Study	(c) B-1
(b) Schedule E-1
Schedule B-5

ARIZONA PUBLIC SERVICE COMPANY
TOTAL COMPANY
ADJUSTED TEAR YEAR INCOME STATEMENT
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		Total Company
		Actual		Test Year
		For The		Results After
Line		Test Year	Proforma	Proforma	Line
No.	Description	Ended 12/31/2007 (a)	Adjustments (b)	Adjustments (c)	No.
		(A)	(B)	(C)
	Electric Operating Revenues
1.	Revenues from Base Rates	$2,562,202	$127,948	$2,690,150	1.
2.	Revenues from Surcharges	251,213	(251,213)	—	2.
3.	Other Electric Revenues	122,862	—	122,862	3.

4.	Total	2,936,277	(123,265)	2,813,012	4.

	Operating expenses:
5.	Electric fuel and purchased power	1,151,392	81,496	1,232,888	5.
6.	Operations and maintenance excluding fuel expenses	710,077	61,151	771,228	6.
7.	Depreciation and amortization	365,430	19,366	384,796	7.
8.	Income taxes	155,735	(119,539)	36,196	8.
9.	Other taxes	127,648	19,283	146,931	9.

10.	Total	2,510,282	61,757	2,572,039	10.

11.	Operating income	425,995	(185,022)	240,973	11.

	Other income (deductions):
12.	Income taxes	4,578	—	4,578	12.
13.	Allowance for equity funds used during construction	21,195	—	21,195	13.
14.	Other income	16,727	—	16,727	14.
15.	Other expense	(21,630)	—	(21,630)	15.

16.	Total	20,870	—	20,870	16.

17.	Income before interest deductions	446,865	(185,022)	261,843	17.

	Interest deductions:
18.	Interest on long-term debt	161,030	—	161,030	18.
19.	Interest on short-term borrowings	9,564	—	9,564	19.
20.	Debt discount, premium and expense	4,639	—	4,639	20.
21.	Allowance for borrowed funds used during construction	(12,308)	—	(12,308)	21.

22.	Total	162,925	—	162,925	22.

23.	Net income	$283,940	$(185,022)	$98,918	23.

Supporting Schedules:	Recap Schedules:
(a) E-2	(c) A-2
(b) C-2
Schedule C-1

ARIZONA PUBLIC SERVICE COMPANY
ACC JURISDICTION
ADJUSTED TEAR YEAR INCOME STATEMENT
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		ACC Jurisdiction
		Actual		Test Year
		For The		Results After
Line		Test Year	Proforma	Proforma	Line
No.	Description	Ended 12/31/2007	Adjustments (a)	Adjustments (b)	No.
		(A)	(B)	(C)
	Electric Operating Revenues
1.	Revenues from Base Rates	$2,509,499	$127,948	$2,637,447	1.
2.	Revenues from Surcharges	251,213	(251,213)	—	2.
3.	Other Electric Revenues	94,461	—	94,461	3.

4.	Total	2,855,173	(123,265)	2,731,908	4.

	Operating expenses:
5.	Electric fuel and purchased power	1,118,859	81,361	1,200,220	5.
6.	Operations and maintenance excluding fuel expenses	766,438	61,160	827,598	6.
7.	Depreciation and amortization	328,872	16,304	345,176	7.
8.	Income taxes	146,531	(118,297)	28,234	8.
9.	Other taxes	110,411	17,157	127,568	9.

10.	Total	2,471,111	57,685	2,528,796	10.

11.	Operating income	384,062	(180,950)	203,112	11.

	Other income (deductions):
12.	Income taxes	—	—	—	12.
13.	Allowance for equity funds used during construction	—	—	—	13.
14.	Other income	—	—	—	14.
15.	Other expense	—	—	—	15.

16.	Total	—	—	—	16.

17.	Income before interest deductions	384,062	(180,950)	203,112	17.

	Interest deductions:
18.	Interest on long-term debt	—	—	—	18.
19.	Interest on short-term borrowings	—	—	—	19.
20.	Debt discount, premium and expense	—	—	—	20.
21.	Allowance for borrowed funds used during construction	—	—	—	21.

22.	Total	—	—	—	22.

23.	Net income	$384,062	$(180,950)	$203,112	23.

Supporting Schedules:	Recap Schedules:
(a) C-2	(b) A-1
Schedule C-1

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(1)		(2)
		Palo Verde Unit 3		Cholla Generating Station		(3)
Line		Steam Generator		Environmental Projects		Yucca Units 5 and 6
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(A)	(B)	(C)	(D)	(E)	(F)
	Electric Operating Revenues
1.	Revenues from Base Rates	$—	$—	$—	$—	$—	$—
2.	Revenues from Surcharges	—	—	—	—	—	—
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	—	—	—	—	—	—

5.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

6.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	—	—

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	—	—	—	—	206	202
8.	Maintenance	—	—	—	—	—	—

9.	Subtotal	—	—	—	—	206	202

10.	Depreciation and Amortization	1,222	1,200	341	335	2,383	2,341
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	—	—	—	—	—	—
13.	Other Taxes	485	476	91	89	431	423

14.	Total	1,707	1,676	432	424	3,020	2,966

15.	Operating Income Before Income Tax	(1,707)	(1,676)	(432)	(424)	(3,020)	(2,966)

16.	Interest Expense	2,503	2,458	424	416	2,056	2,020

17.	Taxable Income	(4,210)	(4,134)	(856)	(840)	(5,076)	(4,986)

18.	Current Income Tax Rate — 39.36%	(1,657)	(1,627)	(337)	(331)	(1,998)	(1,962)

19.	Operating Income (line 15 - line 18)	$(50)	$(49)	$(95)	$(93)	$(1,022)	$(1,004)

	WITNESS:	KEARNS		KEARNS		KEARNS

(1)	Adjustment to Test Year depreciation, interest expense and property and income taxes related to the addition to Rate Base for the Palo Verde Unit 3 Steam Generator and related low pressure turbine rotor, as shown on Schedule B-2, page 1, column 2.

(2)	Adjustment to Test Year depreciation, interest expense, and property and income taxes related to the addition to Rate Base for the Cholla Generating Station Environmental Projects, as shown on Schedule B-2, page 1, column 3.

(3)	Adjustment to Test Year operations, depreciation, interest expense, and property and income taxes related to the addition to Rate Base for Yucca Units 5 and 6, as shown on Schedule B-2, page 2, column 4.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(4)
		Post Test Year		(5)		(6)
Line		Plant Additions		Attrition		Base Fuel and Purchased Power
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(G)	(H)	(I)	(J)	(K)	(L)
	Electric Operating Revenues
1.	Revenues from Base Rates	$—	$—	$—	$—	$—	$—
2.	Revenues from Surcharges	—	—	—	—	—	—
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	—	—	—	—	—	—
5.	Electric Fuel and Purchased Power Costs	—	—	—	—	129,649	129,649

6.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	(129,649)	(129,649)

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	—	—	79,278	79,278	—	—
8.	Maintenance	—	—	—	—	—	—

9.	Subtotal	—	—	79,278	79,278	—	—

10.	Depreciation and Amortization	14,134	13,771	—	—	—	—
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	—	—	—	—	—	—
13.	Other Taxes	3,214	3,131	—	—	—	—

14.	Total	17,348	16,902	79,278	79,278	—	—

15.	Operating Income Before Income Tax	(17,348)	(16,902)	(79,278)	(79,278)	(129,649)	(129,649)

16.	Interest Expense	6,699	6,527	—	—	—	—

17.	Taxable Income	(24,047)	(23,429)	(79,278)	(79,278)	(129,649)	(129,649)

18.	Current Income Tax Rate — 39.36%	(9,465)	(9,222)	(31,204)	(31,204)	(51,030)	(51,030)

19.	Operating Income (line 15 - line 18)	$(7,883)	$(7,680)	$(48,074)	$(48,074)	$(78,619)	$(78,619)

	WITNESS:	KEARNS		KEARNS		EWEN

(4)	Adjustment to Test Year operations to include depreciation, interest expense, property taxes and reduced income taxes associated with Post Test Year Plant Additions. Proforma adjusted as shown on Schedule B-2, page 2, column 5.

(5)	Adjustment to Test Year to include operations and rate base driven cost of capital expense growth exceeding sales growth from the Test Year through 2010, the first full year rates will be in effect. For simplicity, the adjustment is shown on one line, the operations excluding fuel expense line.

(6)	Adjustment to Test Year Operations to include 2010 base fuel and purchased power ¢/kWh costs at adjusted Test Year consumption.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(7)		(8)		(9)
		Test Year PSA Revenue and		Test Year Retail Deferred Fuel Expense		Normalize Non-Nuclear
Line		Deferred Fuel Amortization		and Non-Cash Mark-to-Market Accruals		Maintenance Expense
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(M)	(N)	(O)	(P)	(Q)	(R)
	Electric Operating Revenues
1.	Revenues from Base Rates	$—	$—	$—	$—	$—	$—
2.	Revenues from Surcharges	(227,430)	(227,430)	—	—	—	—
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	(227,430)	(227,430)	—	—	—	—

5.	Electric Fuel and Purchased Power Costs	(240,739)	(240,739)	189,059	188,969	—	—

6.	Oper Rev Less Fuel & Purch Pwr Costs	13,309	13,309	(189,059)	(188,969)	—	—

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	—	—	—	—	—	—
8.	Maintenance	—	—	—	—	(3,290)	(3,210)

9.	Subtotal	—	—	—	—	(3,290)	(3,210)

10.	Depreciation and Amortization	—	—	—	—	—	—
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	—	—	—	—	—	—
13.	Other Taxes	—	—	—	—	—	—

14.	Total	—	—	—	—	(3,290)	(3,210)

15.	Operating Income Before Income Tax	13,309	13,309	(189,059)	(188,969)	3,290	3,210

16.	Interest Expense	—	—	—	—	—	—

17.	Taxable Income	13,309	13,309	(189,059)	(188,969)	3,290	3,210

18.	Current Income Tax Rate — 39.36%	5,238	5,238	(74,414)	(74,378)	1,295	1,263

19.	Operating Income (line 15 — line 18)	$8,071	$8,071	$(114,645)	$(114,591)	$1,995	$1,947

	WITNESS:	EWEN		EWEN		EWEN

(7)	Adjustment to Test Year retail operating revenues and fuel and purchased power expense to remove retail PSA revenue and amortization of deferred fuel related to prior periods.

(8)	Adjustment to Test Year retail fuel and purchased power costs to remove retail PSA deferred fuel and mark-to-market accruals.

(9)	Adjustment to Test Year operations to reflect normalization of fossil production maintenance expense.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(10)		(11)		(12)
		Normalize Nuclear		Normalize		Annualize
Line		Maintenance Expense		Weather Conditions		Customer Levels
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(S)	(T)	(U)	(V)	(W)	(X)
	Electric Operating Revenues
1.	Revenues from Base Rates	$—	$—	$(39,380)	$(39,380)	$41,846	$41,846
2.	Revenues from Surcharges	—	—	—	—	—	—
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	—	—	(39,380)	(39,380)	41,846	41,846

5.	Electric Fuel and Purchased Power Costs	—	—	(15,298)	(15,298)	16,971	16,971

6.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	(24,082)	(24,082)	24,875	24,875

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	—	—	(2,120)	(2,120)	2,352	2,352
8.	Maintenance	(5,556)	(5,421)	—	—	—	—

9.	Subtotal	(5,556)	(5,421)	(2,120)	(2,120)	2,352	2,352

10.	Depreciation and Amortization	—	—	—	—	—	—
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	—	—	—	—	—	—
13.	Other Taxes	—	—	—	—	—	—

14.	Total	(5,556)	(5,421)	(2,120)	(2,120)	2,352	2,352

15.	Operating Income Before Income Tax	5,556	5,421	(21,962)	(21,962)	22,523	22,523

16.	Interest Expense	—	—	—	—	—	—

17.	Taxable Income	5,556	5,421	(21,962)	(21,962)	22,523	22,523

18.	Current Income Tax Rate — 39.36%	2,187	2,134	(8,644)	(8,644)	8,865	8,865

19.	Operating Income (line 15 - line 18)	$3,369	$3,287	$(13,318)	$(13,318)	$13,658	$13,658

	WITNESS:	EWEN		EWEN		EWEN

(10)	Adjustment to Test Year operations to reflect normalization of nuclear production maintenance expense.

(11)	Adjustment to Test Year operations to reflect normal weather conditions for the ten years ended December 31, 2007.

(12)	Adjustment to Test Year operations to reflect the annualization of customer levels at December 31, 2007.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(13)		(14)		(15)
		Normalize		Annualize Spent		Annualize Four Corners
Line		Uncollected Fixed Costs		Fuel Storage Costs		Coal Reclamation Costs
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(Y)	(Z)	(AA)	(BB)	(CC)	(DD)
	Electric Operating Revenues
1.	Revenues from Base Rates	$(16,789)	$(16,789)	$—	$—	$—	$—
2.	Revenues from Surcharges	—	—	—	—	—	—
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	(16,789)	(16,789)	—	—	—	—

5.	Electric Fuel and Purchased Power Costs	—	—	1,289	1,258	334	326

6.	Oper Rev Less Fuel & Purch Pwr Costs	(16,789)	(16,789)	(1,289)	(1,258)	(334)	(326)

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	(1,051)	(1,051)	—	—	—	—
8.	Maintenance	—	—	—	—	—	—

9.	Subtotal	(1,051)	(1,051)	—	—	—	—

10.	Depreciation and Amortization	—	—	—	—	—	—
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	—	—	—	—	—	—
13.	Other Taxes	—	—	—	—	—	—

14.	Total	(1,051)	(1,051)	—	—	—	—

15.	Operating Income Before Income Tax	(15,738)	(15,738)	(1,289)	(1,258)	(334)	(326)

16.	Interest Expense	—	—	—	—	—	—

17.	Taxable Income	(15,738)	(15,738)	(1,289)	(1,258)	(334)	(326)

18.	Current Income Tax Rate — 39.36%	(6,194)	(6,194)	(507)	(495)	(131)	(128)

19.	Operating Income (line 15 — line 18)	$(9,544)	$(9,544)	$(782)	$(763)	$(203)	$(198)

	WITNESS:	EWEN		LA BENZ		LA BENZ

(13)	Adjustment to Test Year operations to reflect uncollected fixed costs due to Demand Side Management.

(14)	Adjustment to Test Year operations to annualize spent fuel storage costs per Decision No. 69663.

(15)	Adjustment to Test Year operations to annualize coal reclamation costs for the Four Corners Power Plant per Decision No. 69663.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(16)		(17)		(18)
		Annualize Bark Beetle		Annualize Depreciation and		Remove Test
Line		Remediation Costs		Amortization Per Decision No. 69663		Year Surcharges
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(EE)	(FF)	(GG)	(HH)	(II)	(JJ)
	Electric Operating Revenues
1.	Revenues from Base Rates	$—	$—	$—	$—	$3,000	$3,000
2.	Revenues from Surcharges	—	—	—	—	(23,783)	(23,783)
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	—	—	—	—	(20,783)	(20,783)

5.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

6.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	(20,783)	(20,783)

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	1,918	1,918	—	—	(19,347)	(19,347)
8.	Maintenance	—		—	—	—	—

9.	Subtotal	1,918	1,918	—	—	(19,347)	(19,347)

10.	Depreciation and Amortization	—	—	10,691	8,610	—	—
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	—	—	—	—	—	—
13.	Other Taxes	—	—	—	—	—	—

14.	Total	1,918	1,918	10,691	8,610	(19,347)	(19,347)

15.	Operating Income Before Income Tax	(1,918)	(1,918)	(10,691)	(8,610)	(1,436)	(1,436)

16.	Interest Expense	—	—	—	—	—	—

17.	Taxable Income	(1,918)	(1,918)	(10,691)	(8,610)	(1,436)	(1,436)

18.	Current Income Tax Rate — 39.36%	(755)	(755)	(4,208)	(3,389)	(565)	(565)

19.	Operating Income (line 15 — line 18)	$(1,163)	$(1,163)	$(6,483)	$(5,221)	$(871)	$(871)

	WITNESS:	LA BENZ		LA BENZ		LA BENZ

(16)	Adjustment to Test Year operations to annualize the amortization of deferred bark beetle costs over a three year period as authorized in Decision No. 69663.

(17)	Adjustment to Test Year operations to annualize depreciation and amortization expense in accordance with Decision No. 69663.

(18)	Adjustment to Test Year operations to remove the Environmental Portfolio Standard, Competition Rules Compliance Charge, and Regulatory Assessment surcharges from both operating revenues and operating expenses.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1
Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(19)		(20)		(21)
		Annualize Sundance		West Phoenix Unit 4		Interest Expense
Line		Overhaul Maintenance		Regulatory Disallowance		on Customer Deposits
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(KK)	(LL)	(MM)	(NN)	(OO)	(PP)
	Electric Operating Revenues
1.	Revenues from Base Rates	$—	$—	$—	$—	$—	$—
2.	Revenues from Surcharges	—	—	—	—	—	—
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	—	—	—	—	—	—

5.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

6.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	—	—

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	—	—	—	—	2,261	2,261
8.	Maintenance	805	785	—	—	—	—

9.	Subtotal	805	785	—	—	2,261	2,261

10.	Depreciation and Amortization	—	—	(329)	(323)	—	—
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	—	—	—	—	—	—
13.	Other Taxes	—	—	—	—	—	—

14.	Total	805	785	(329)	(323)	2,261	2,261

15.	Operating Income Before Income Tax	(805)	(785)	329	323	(2,261)	(2,261)

16.	Interest Expense	—	—	(268)	(264)	—	—

17.	Taxable Income	(805)	(785)	597	587	(2,261)	(2,261)

18.	Current Income Tax Rate - 39.36%	(317)	(309)	235	231	(890)	(890)

19.	Operating Income (line 15 - line 18)	$(488)	$(476)	$94	$92	$(1,371)	$(1,371)

	WITNESS:	LA BENZ		LA BENZ		LA BENZ

(19)	Adjustment to Test Year operations to annualize overhaul maintenance expense for the Sundance Units in accordance with Decision No. 69663.

(20)	Adjustment to Test Year operations to reflect amortization of regulatory disallowance of West Phoenix Unit 4 over the remaining life of the plant as required by Decision Nos. 67744 and 69663. Proforma adjusted as shown on Schedule B-2, page 2, column 6.

(21)	Adjustment to Test Year operations to reflect the operating income impact of interest expense on customer deposits using January 2008 interest rates.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1

Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(22)				(24)
		Depreciation Expense		(23)		Normalize
Line		2007 Depreciation Study		Annualize Payroll		Employee Benefits
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(QQ)	(RR)	(SS)	(TT)	(UU)	(VV)
	Electric Operating Revenues
1.	Revenues from Base Rates	$—	$—	$—	$—	$—	$—
2.	Revenues from Surcharges	—	—	—	—	—	—
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	—	—	—	—	—	—

5.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

6.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	—	—

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	—	—	15,458	14,520	(2,660)	(2,499)
8.	Maintenance	—	—	5,380	5,053	—	—

9.	Subtotal	—	—	20,838	19,573	(2,660)	(2,499)

10.	Depreciation and Amortization	(9,076)	(9,630)	—	—	—	—
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	—	—	—	—	—	—
13.	Other Taxes	—	—	—	—	—	—

14.	Total	(9,076)	(9,630)	20,838	19,573	(2,660)	(2,499)

15.	Operating Income Before Income Tax	9,076	9,630	(20,838)	(19,573)	2,660	2,499

16.	Interest Expense	—	—	—	—	—	—

17.	Taxable Income	9,076	9,630	(20,838)	(19,573)	2,660	2,499

18.	Current Income Tax Rate — 39.36%	3,572	3,790	(8,202)	(7,704)	1,047	984

19.	Operating Income (line 15 — line 18)	$5,504	$5,840	$(12,636)	$(11,869)	$1,613	$1,515

	WITNESS:	LA BENZ		LA BENZ		LA BENZ

(22)	Adjustment to Test Year operations to reflect depreciation expense based on the 2007 depreciation study.

(23)	Adjustment to Test Year operations to reflect the annualization of payroll, payroll tax and non-retirement benefit expenses to March 2008 employee levels, March 2008 wage levels for performance review employees and March 2009 wage levels for Union employees.

(24)	Adjustment to Test Year operations to reflect the current December 2007 actuarial valuation of retirement program expenses.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1

Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(25)		(26)		(27)
		Income Tax Calculation/		Annualize Property		Amortize Navajo
Line		Interest Synchronization		Tax Expense		Coal Reclamation Costs
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(WW)	(XX)	(YY)	(ZZ)	(AAA)	(BBB)
	Electric Operating Revenues
1.	Revenues from Base Rates	$—	$—	$—	$—	$—	$—
2.	Revenues from Surcharges	—	—	—	—	—	—
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	—	—	—	—	—	—

5.	Electric Fuel and Purchased Power Costs	—	—	—	—	231	225

6.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	(231)	(225)

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	—	—	—	—	—	—
8.	Maintenance	—	—	—	—	—	—

9.	Subtotal	—	—	—	—	—	—

10.	Depreciation and Amortization	—	—	—	—	—	—
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	—	—	—	—	—	—
13.	Other Taxes	—	—	15,062	13,038	—	—

14.	Total	—	—	15,062	13,038	—	—

15.	Operating Income Before Income Tax	—	—	(15,062)	(13,038)	(231)	(225)

16.	Interest Expense	(31,207)	(26,553)	—	—	—	—

17.	Taxable Income	31,207	26,553	(15,062)	(13,038)	(231)	(225)

18.	Current Income Tax Rate - 39.36%	4,829	3,878	(5,928)	(5,132)	(91)	(89)

19.	Operating Income (line 15 - line 18)	$(4,829)	$(3,878)	$(9,134)	$(7,906)	$(140)	$(136)

	WITNESS:	LA BENZ		LA BENZ		LA BENZ

(25)	Adjustment to Test Year operations for top down income tax true-ups (including generation production income tax deduction, 2007 on-going tax credits and other permanent tax items and income tax/interest synchronization) consistent with Decision No. 69663 using the 12/31/2007 capital structure and cost of long-term debt.

(26)	Adjustment to Test Year operations to annualize property taxes calculated using the most recent tax assessment ratio and tax rate.

(27)	Adjustment to Test Year operations to reflect the annualized amortization of the Regulatory Asset which established APS’ share of the final coal reclamation and settled tail (post mining activity) costs for the Navajo Generating Station dedicated mine.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1

Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(28)		(29)		(30)
		Annualize Workforce		Normalize Customer		Miscellaneous
Line		Reduction Savings		Bad Debt Expense		Out-of-Period Adjustments
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(CCC)	(DDD)	(EEE)	(FFF)	(GGG)	(HHH)
Electric Operating Revenues
1.	Revenues from Base Rates	$—	$—	$—	$—	$—	$—
2.	Revenues from Surcharges	—	—	—	—	—	—
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	—	—	—	—	—	—

5.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

6.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	—	—	—	—

Other Operating Expenses:
7.	Operations Excluding Fuel Expense	(10,649)	(10,002)	979	978	(4,268)	(3,904)
8.	Maintenance	—	—	—	—	—	—

9.	Subtotal	(10,649)	(10,002)	979	978	(4,268)	(3,904)

10.	Depreciation and Amortization	—	—	—	—	—	—
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	—	—	—	—	—	—
13.	Other Taxes	—	—	—	—	—	—

14.	Total	(10,649)	(10,002)	979	978	(4,268)	(3,904)

15.	Operating Income Before Income Tax	10,649	10,002	(979)	(978)	4,268	3,904

16.	Interest Expense	—	—	—	—	—	—

17.	Taxable Income	10,649	10,002	(979)	(978)	4,268	3,904

18.	Current Income Tax Rate - 39.36%	4,191	3,937	(385)	(385)	1,680	1,537

19.	Operating Income (line 15 — line 18)	$6,458	$6,065	$(594)	$(593)	$2,588	$2,367

	WITNESS:	LA BENZ		LA BENZ		LA BENZ

(28)	Adjustment made to Test Year operations for the savings, net of severance costs, associated with the expected workforce reduction of 100 employees in 2008.

(29)	Adjustment to Test Year operations to reflect a normalized level of bad debt expense.

(30)	Adjustment to Test Year operations to eliminate non-recurring and out-of-period expenses.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1

Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(31)		(32)		(33)
Line		50% of Lobbying Expenses		SurePay/AutoPay Discount		Annualize Rates
No.	Description	Total Co.	ACC	Total Co.	ACC	Total Co.	ACC
		(III)	(JJJ)	(KKK)	(LLL)	(MMM)	(NNN)
	Electric Operating Revenues
1.	Revenues from Base Rates	$—	$—	$(769)	$(769)	$140,040	$140,040
2.	Revenues from Surcharges	—	—	—	—	—	—
3.	Other Electric Revenues	—	—	—	—	—	—

4.	Total Electric Operating Revenues	—	—	(769)	(769)	140,040	140,040

5.	Electric Fuel and Purchased Power Costs	—	—	—	—	—	—

6.	Oper Rev Less Fuel & Purch Pwr Costs	—	—	(769)	(769)	140,040	140,040

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	—	—	—	—	—	—
8.	Maintenance	—	—	—	—	—	—

9.	Subtotal	—	—	—	—	—	—

10.	Depreciation and Amortization	—	—	—	—	—	—
11.	Amortization of Gain	—	—	—	—	—	—
12.	Administrative and General	1,455	1,367	—	—	—	—
13.	Other Taxes	—	—	—	—	—	—

14.	Total	1,455	1,367	—	—	—	—

15.	Operating Income Before Income Tax	(1,455)	(1,367)	(769)	(769)	140,040	140,040

16.	Interest Expense	—	—	—	—	—	—

17.	Taxable Income	(1,455)	(1,367)	(769)	(769)	140,040	140,040

18.	Current Income Tax Rate — 39.36%	(573)	(538)	(303)	(303)	55,120	55,120

19.	Operating Income (line 15 — line 18)	$(882)	$(829)	$(466)	$(466)	$84,920	$84,920

	WITNESS:	RUMOLO		RUMOLO		DELIZIO

(31)	Adjustment made to include 50% of lobbying costs in the Test Year pursuant to Decision No. 69663.

(32)	Adjustment to Test Year operations to decrease revenue to reflect a $0.48 monthly discount to SurePay/AutoPay customers in accordance with Decision No. 69663.

(33)	Adjustment to Test Year operations to reflect the annualization of ACC base rate levels for the 07/01/2007 rate increase authorized in Decision No. 69663.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1

Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
INCOME STATEMENT PRO FORMA ADJUSTMENTS
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		(34)
		Total
Line		Income Statement Adjustments (a)
No.	Description	Total Co.	ACC
		(OOO)	(PPP)
	Electric Operating Revenues
1.	Revenues from Base Rates	$127,948	$127,948
2.	Revenues from Surcharges	(251,213)	(251,213)
3.	Other Electric Revenues	—	—

4.	Total Electric Operating Revenues	(123,265)	(123,265)

5.	Electric Fuel and Purchased Power Costs	81,496	81,361

6.	Oper Rev Less Fuel & Purch Pwr Costs	(204,761)	(204,626)

	Other Operating Expenses:
7.	Operations Excluding Fuel Expense	62,357	62,586
8.	Maintenance	(2,661)	(2,793)

9.	Subtotal	59,696	59,793

10.	Depreciation and Amortization	19,366	16,304
11.	Amortization of Gain	—	—
12.	Administrative and General	1,455	1,367
13.	Other Taxes	19,283	17,157

14.	Total	99,800	94,621

15.	Operating Income Before Income Tax	(304,561)	(299,247)

16.	Interest Expense	(19,793)	(15,396)

17.	Taxable Income	(284,768)	(283,851)

18.	Current Income Tax Rate — 39.36%	(119,539)	(118,297)

19.	Operating Income (line 15 — line 18)	$(185,022)	$(180,950)

	WITNESS:

(34)	Income Tax Line 15 for the Total Income Statement Adjustments columns is not 39.36% of Total Taxable Income due to the calculation for the Income Tax/Interest Synchronization pro forma adjustment.

Supporting Schedules:	Recap Schedules:
N/A	(a) C-1

Schedule C-2

ARIZONA PUBLIC SERVICE COMPANY
COMPUTATION OF GROSS REVENUE CONVERSION FACTOR
TEST YEAR ENDED 12/31/2007

		Percentage of
Line		Incremental	Line
No.	Description	Gross Revenues	No.
1.	Federal Income Taxes	32.65%	1.
2.	State Income Taxes	6.71%	2.

3.	Total Tax Percentage	39.36%	3.
4.	Operating Income % = 100% — Tax Percentage	60.64%	4.
5.	1/Operating Income % = Gross Revenue Conversion Factor (a)	1.6491	5.

Supporting Schedules:	Recap Schedules:
N/A	(a) A-1
Schedule C-3

ARIZONA PUBLIC SERVICE COMPANY
TOTAL COMPANY
SUMMARY COST OF CAPITAL
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		Adjusted ***				Projected - Present Rates				Projected - Present Rates
		End of Test Year 12/31/2007				End Of 12/31/2008				End Of 12/31/2009
									Composite				Composite
Line				Cost	Composite			Cost	Cost			Cost	Cost	Line
No.	Invested Capital	Amount	%	Rate	Cost	Amount	%	Rate	(d)	Amount	%	Rate	(d)	No.
1.	Long-Term Debt * (a)	$2,886,741	46.21%	5.77%	2.67%	$2,884,730	42.95%	5.77%	2.48%	$3,283,004	45.80%	5.75%	2.63%	1.
2.	Preferred Stock (b)	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	2.
3.	Common Equity (c)	3,360,185	53.79%	11.50%	6.19%	3,831,910	57.05%	11.50%	6.56%	3,885,535	54.20%	11.50%	6.23%	3.
4.	Short-Term Debt ** (a)	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	4.

5.	Total	$6,246,926	100.00%		8.86%	$6,716,640	100.00%		9.04%	$7,168,539	100.00%		8.86%	5.

		Projected - Present Rates				Projected - Proposed Rates				Projected - Proposed Rates
		End Of 12/31/2010				End Of 12/31/2009				End Of 12/31/2010
					Composite				Composite				Composite
				Cost	Cost			Cost	Cost			Cost	Cost
		Amount	%	Rate	(d)	Amount	%	Rate	(d)	Amount	%	Rate	(d)
6.	Long-Term Debt * (a)	$3,767,285	47.31%	5.94%	2.81%	$3,283,004	45.54%	5.75%	2.62%	$3,592,285	44.81%	5.89%	2.64%	6.
7.	Preferred Stock (b)	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	7.
8.	Common Equity (c)	4,196,339	52.69%	11.50%	6.06%	3,925,858	54.46%	11.50%	6.26%	4,423,955	55.19%	11.50%	6.35%	8.
9.	Short-Term Debt ** (a)	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	—	0.00%	0.00%	0.00%	9.

10.	Total	$7,963,624	100.00%		8.87%	$7,208,862	100.00%		8.88%	$8,016,240	100.00%		8.99%	10.

Notes:

*	Debt Balances exclude unamortized discounts/premiums.

**	Under FERC regulations, short-term debt is utilized as a source of financing on Construction Work in Progress, therefore recoverable through AFUDC provisions.

***	See Schedule D-1 page 2 of 2 for proforma adjustments to test year actual period ended 12/31/2007.

Supporting Schedules:	Recap Schedules:
(a) D-2	(d) A-3
(b) D-3
(c) D-4
Schedule D-1

ARIZONA PUBLIC SERVICE COMPANY
TOTAL COMPANY
SUMMARY COST OF CAPITAL
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

						Proformas to Test Year
		End of Test Year 12/31/2007 - Unadjusted				Ended 12/31/2007				End of Test Year 12/31/2007 - Adjusted
					Composite	Adjusted	Adjusted	Combined	Cost
Line				Cost	Cost	Pension	Derivative	Total Adj.	Rate			Cost	Composite	Line
No.	Invested Capital	Amount	%	Rate	(d)	OCI to Zero	OCI to Zero	Amount	Adj.	Amount	%	Rate	Cost	No.
1.	Long-Term Debt * (a)	$2,886,741	46.28%	5.77%	2.67%	—	—	—	—	$2,886,741	46.21%	5.77%	2.67%	1.
2.	Preferred Stock (b)	—	0.00%	0.00%	0.00%	—	—	—	—	—	0.00%	0.00%	0.00%	2.
3.	Common Equity (c)	3,351,441	53.72%	11.50%	6.18%	21,782	(13,038)	8,744	0.00%	3,360,185	53.79%	11.50%	6.19%	3.
4.	Short-Term Debt ** (a)	—	0.00%	0.00%	0.00%	—	—	—	—	—	0.00%	0.00%	0.00%	4.

5.	Total	$6,238,182	100.00%		8.85%					$6,246,926	100.00%		8.86%	5.

*	Debt Balances exclude unamortized discounts/premiums

**	Under FERC regulations, short-term debt is utilized as a source of financing on Construction Work in Progress, therefore recoverable through AFUDC provisions. For the unadjusted test year ending 12/31/2007, actual short-term debt was $218.0 million. Had the short-term debt been included in the capitalization ratio, it would have accounted for 3.38% of the total capitalization.

Supporting Schedules:	Recap Schedules:
(a) D-2	(d) A-3
(b) D-3
(c) D-4
Schedule D-1

ARIZONA PUBLIC SERVICE COMPANY
COST OF LONG-TERM AND SHORT-TERM DEBT
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

		Test Year			Projected - Present Rates		Projected - Present Rates		Projected - Present Rates		Projected - Proposed Rates		Projected - Proposed Rates
		End of Year 12/31/2007			End of Year 12/31/2008		End of Year 12/31/2009		End of Year 12/31/2010		End of Year 12/31/2009		End of Year 12/31/2010
Line				Annual		Annual		Annual		Annual		Annual		Annual	Line
No.	Description of Debt	Outstanding		Interest *	Outstanding	Interest *	Outstanding	Interest *	Outstanding	Interest *	Outstanding	Interest *	Outstanding	Interest *	No.
	Long-Term:
1.	Pollution Control Indebtedness	$655,855		$29,732	$655,855	$29,327	$655,855	$25,459	$655,855	$27,482	$655,855	$25,459	$ 655,855	$27,482	1.
2.	Capitalized Lease obligation	4,456		246	2,445	313	719	221	—	—	719	221	—	—	2.
3.	Other Long-Term Debt — Unsecured Notes	2,226,430		135,703	2,226,430	135,774	2,626,430	162,094	3,111,430	195,220	2,626,430	162,094	2,936,430	183,298	3.
4.	Other	—		900	—	900	—	900	—	900	—	900	—	900	4.

5.	Total Long-Term (a) **	$2,886,741	(b)	$166,581	$2,884,730	$166,314	$3,283,004	$188,674	$3,767,285	$223,602	$3,283,004	$188,674	$ 3,592,285	$211,680	5.

6.	Cost Rate (a)	5.77%			5.77%		5.75%		5.94%		5.75%		5.89%		6.

	Short-term:
7.	Commercial Paper	—		—	—	—	—	—	—	—	—	—	—	—	7.

8.	Total Short-Term (a) ***	$—		$—	$—	$—	$—	$—	$—	$—	$—	$—	$ —	$—	8.

9.	Cost Rate (a)	0%			0%		0%		0%		0%		0%		9.

*	Including amortization of discount, premium and expense.

**	Excludes unamortized discount.

**	Under FERC regulations, short-term debt is utilized as a source of financing on Construction Work in Progress, therefore recoverable through AFUDC provisions. For the unadjusted test year ending 12/31/2007, actual short-term debt was $218.0 million. Had the short-term debt been included in the capitalization ratio, it would have accounted for 3.38% of the total capitalization.

Supporting Schedules:	Recap Schedules:
(b) E-1	(a) D-1
Schedule D-2

ARIZONA PUBLIC SERVICE COMPANY
COST OF PREFERRED STOCK
TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

					Projected - Present Rates			Projected -Present Rates			Projected - Present Rates			Projected - Projected Rates			Projected -Projected Rates
		End of Test Year 12/31/2007			End of Year 12/31/2008			End of Year 12/31/2009			End of Year 12/31/2010			End of Year 12/31/2009			End of Year 12/31/2010
Line		Shares		Dividend	Shares		Dividend	Shares		Dividend	Shares		Dividend	Shares		Dividend	Shares		Dividend	Line
No.	Description of Issue	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	Outstanding	Amount	Requirement	No.

1.	No Outstanding Issues	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.

2.	Total (a) (b)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.

3.	Cost Rate (a)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	3.

Supporting Schedules:	Recap Schedules:
(b) E-1	(a) D-1
Schedule D-3

ARIZONA PUBLIC SERVICE COMPANY
COST OF COMMON EQUITY
TEST YEAR ENDED 12/31/2007
A return on average common equity in the range of at least 11.25% to 12.50% is necessary for the Company to attract and maintain investors as of the end of the test year and the projected years. For purposes of this filing, the Company is proposing a return on common equity of 11.50%, the low end of the range.

Supporting Schedules	Recap Schedules
N/A	D-1
Schedule D-4

ARIZONA PUBLIC SERVICE COMPANY
COMPARATIVE BALANCE SHEETS
TEST YEAR ENDED 12/31/2007 AND PRIOR YEARS
(Thousands of Dollars)

		Test Year	Prior Year	Prior Year
Line		Ended	Ended	Ended	Line
No.	Description	12/31/2007	12/31/2006	12/31/2005	No.
		(A)	(B)	(C)
	UTILITY PLANT:
1.	Electric plant in service and held for future use	$11,582,862	$11,094,868	$10,682,999	1.
2.	Less accumulated depreciation and amortization	4,387,204	4,176,274	4,001,409	2.

3.	Total	7,195,658	6,918,594	6,681,590	3.
4.	Construction work in progress	622,693	365,704	314,584	4.
5.	Intangible assets, net of accumulated amortization	105,225	95,601	90,327	5.
6.	Nuclear fuel, net of amortization	69,271	60,100	54,184	6.

7.	Utility plant — net (a)	7,992,847	7,439,999	7,140,685	7.

	INVESTMENTS AND OTHER ASSETS:
8.	Decommissioning trust accounts	379,347	343,771	293,943	8.
9.	Assets from risk management and trading activities	82,588	96,892	234,372	9.
10.	Other assets	69,570	67,763	64,128	10.

11.	Total investments and other assets	531,505	508,426	592,443	11.

	CURRENT ASSETS:
12.	Cash and cash equivalents	52,151	81,870	49,933	12.
13.	Investment in debt securities	—	32,700	—	13.
14.	Customer and other receivables	402,244	410,436	421,621	14.
15.	Allowance for doubtful accounts	(4,265)	(4,223)	(3,568)	15.
16.	Materials and supplies, at average cost	149,759	125,802	109,736	16.
17.	Fossil fuel, at average cost	27,792	21,973	23,658	17.
18.	Deferred Income tax	38,707	19,220	—	18.
19.	Assets from risk management and trading activities	73,854	539,308	532,923	19.
20.	Other current assets	17,296	13,367	14,639	20.

21.	Total current assets	757,538	1,240,453	1,148,942	21.

	DEFERRED DEBITS:
22.	Deferred fuel and purchased power regulatory asset	110,928	160,268	172,756	22.
23.	Other regulatory assets	514,353	686,016	151,123	23.
24.	Unamortized debt issue costs	24,373	26,393	25,279	24.
25.	Other	78,934	65,397	91,690	25.

26.	Total deferred debits	728,588	938,074	440,848	26.

27.	TOTAL	$10,010,478	$10,126,952	$9,322,918	27.

Supporting Schedules:	Recap Schedules:
(a) E-5	N/A — See Next Page
Schedule E-1

ARIZONA PUBLIC SERVICE COMPANY
COMPARATIVE BALANCE SHEETS
TEST YEAR ENDED 12/31/2007 AND PRIOR YEARS
(Thousands of Dollars)

		Test Year	Prior Year	Prior Year
Line		Ended	Ended	Ended	Line
No.	Description	12/31/2007	12/31/2006	12/31/2005	No.
		(A)	(B)	(C)
	CAPITALIZATION:
1.	Common stock	$178,162	$178,162	$178,162	1.
2.	Additional paid-in capital	2,105,466	2,065,918	1,853,098	2.
3.	Retained earnings	1,076,557	960,405	860,675	3.
	Accumulated other comprehensive income (loss)
4.	Pension benefits	(21,782)	—	(86,132)	4.
5.	Derivative instruments	13,038	2,988	179,422	5.

6.	Common stock equity (b)	3,351,441	3,207,473	2,985,225	6.

7.	Long-term debt less current maturities	2,876,881	2,877,502	2,479,703	7.

8.	Total capitalization	6,228,322	6,084,975	5,464,928	8.

	CURRENT LIABILITIES:
9.	Commercial paper	218,000	—	—	9.
10.	Current maturities of long-term debt	978	968	85,620	10.
11.	Accounts payable	239,923	223,417	215,384	11.
12.	Accrued taxes	374,444	381,444	360,737	12.
13.	Accrued interest	38,262	45,254	25,003	13.
14.	Customer deposits	71,376	61,900	55,474	14.
15.	Deferred income taxes	—	—	64,210	15.
16.	Liabilities from risk management and trading activities	60,439	490,855	480,138	16.
17.	Other current liabilities	92,802	74,728	227,398	17.

18.	Total current liabilities	1,096,224	1,278,566	1,513,964	18.

	DEFERRED CREDITS AND OTHER:
19.	Deferred income taxes	1,250,028	1,215,862	1,215,403	19.
20.	Regulatory liabilities	250,137	248,691	207,971	20.
21.	Liability for asset retirements and removals	281,903	268,389	269,011	21.
22.	Pension and other postretirement benefits	469,945	551,531	233,342	22.
23.	Customer advances for construction	94,801	71,211	60,287	23.
24.	Unamortized gain — sale of utility plant	36,606	41,182	45,757	24.
25.	Liabilities from long-term risk management and trading activities	45,558	135,056	83,774	25.
26.	Other	256,954	231,489	228,481	26.

27.	Total deferred credits and other	2,685,932	2,763,411	2,344,026	27.

28.	TOTAL	$10,010,478	$10,126,952	$9,322,918	28.

Supporting Schedules:	Recap Schedules:
N/A — See previous Page	(b) A-3
Schedule E-1

ARIZONA PUBLIC SERVICE COMPANY
COMPARATIVE INCOME STATEMENTS
TEST YEAR ENDED 12/31/2007 AND PRIOR YEARS
(Thousands of dollars, except per share amounts)

		Test Year
		12 months	Prior Year	Prior Year
Line		Ended	Ended	Ended	Line
No.	Description	12/31/2007	12/31/2006	12/31/2005	No.
		(A)	(B)	(C)
1.	Electric Operating Revenues (a)	$2,936,277	$2,658,513	$2,270,793	1.

	Operating Expenses:
2.	Fuel and purchased power	1,151,392	969,767	688,982	2.
3.	Operations and maintenance excluding fuel expenses	710,077	665,631	591,941	3.
4.	Depreciation and amortization	365,430	353,057	325,174	4.
5.	Income taxes	155,735	144,127	157,273	5.
6.	Other taxes	127,648	127,989	125,810	6.

7.	Total (a)	2,510,282	2,260,571	1,889,180	7.

8.	Operating Income	425,995	397,942	381,613	8.

	Other Income (Deductions)
9.	Income taxes	4,578	5,200	59,263	9.
10.	Allowance for equity funds used during construction	21,195	14,312	11,191	10.
11.	Regulatory disallowance	—	—	(138,562)	11.
12.	Other income	16,727	31,902	22,141	12.
13.	Other expense	(21,630)	(23,830)	(23,204)	13.

14.	Total (a)	20,870	27,584	(69,171)	14.

15.	Income Before Interest Deductions	446,865	425,526	312,442	15.

	Interest Deductions
16.	Interest on long-term debt	161,030	149,240	138,476	16.
17.	Interest on short-term borrowings	9,564	9,529	7,026	17.
18.	Debt discount, premium and expense	4,639	4,363	4,085	18.
19.	Allowance for borrowed funds used during construction	(12,308)	(7,336)	(7,624)	19.

20.	Total (a)	162,925	155,796	141,963	20.

21.	Net Income	$283,940	$269,730	$170,479	21.

22.	Average Common Shares Outstanding	71,264,947	71,264,947	71,264,947	22.

	Earnings Per Share of Average Common (a)

23.	Stock Outstanding (line 21/line 22)	$3.98	$3.78	$2.39	23.

Supporting Schedules:	Recap Schedules:
N/A	(a) A-2
Schedule E-2

ARIZONA PUBLIC SERVICE COMPANY
COMPARATIVE STATEMENTS OF CASH FLOWS
TEST YEAR ENDED 12/31/2007 AND PRIOR YEARS
(Thousands of Dollars)

		Test Year	Prior Year	Prior Year
Line		Ended	Ended	Ended	Line
No.	Description	12/31/2007(a)	12/31/2006 (a)	12/31/2005 (a)	No.
		(A)	(B)	(C)
	Cash Flows from Operating Activities:
1.	Net income	$283,940	$269,730	$170,479	1.
	Items Not Requiring Cash:
2.	Depreciation and amortization including nuclear fuel	395,890	381,173	353,082	2.
3.	Regulatory disallowances	—	—	138,562	3.
4.	Deferred fuel and purchased power	(196,136)	(252,849)	(172,756)	4.
5.	Deferred fuel and purchased power amortization	231,106	265,337	—	5.
6.	Deferred fuel and purchased power disallowance	14,370	—	—	6.
7.	Allowance for equity funds used during construction	(21,195)	(14,312)	(11,191)	7.
8.	Deferred income taxes	(44,478)	(305)	9,659	8.
9.	Changes in mark-to-market valuations	(6,758)	6,893	3,492	9.
	Changes in Current Assets and Liabilities:
10.	Customer and other receivables	23,882	20,970	(56,152)	10.
11.	Materials, supplies and fossil fuel	(29,776)	(14,381)	(12,268)	11.
12.	Other current assets	(8,056)	3,666	(2,592)	12.
13.	Accounts payable	(2,797)	5,825	(12,372)	13.
14.	Accrued taxes	13,802	23,678	67,454	14.
15.	Collateral	509	(175,799)	169,080	15.
16.	Other current liabilities	20,231	45,125	(37,781)	16.
17.	Change in risk management and trading-liabilities	(2,009)	(121,833)	115,495	17.
18.	Change in unrecognized tax benefits	27,773	—	—	18.
19.	Change in other long-term assets	16,799	(71,380)	(9,303)	19.
20.	Change in other long-term liabilities	48,718	22,175	9,002	20.

21.	Net cash flow provided by operating activities	765,815	393,713	721,890	21.

	Cash Flows from Investing Activities:
22.	Capital expenditures	(882,357)	(648,743)	(609,857)	22.
23.	Transfer of PWEC Dedicated Assets to APS	—	—	(500,000)	23.
24.	Purchase of Sundance Plant	—	—	(185,046)	24.
25.	Allowance for borrowed funds used during construction	(12,308)	(7,336)	(7,624)	25.
26.	Purchases of investment securities	(36,525)	(1,291,903)	(1,476,623)	26.
27.	Proceeds from sale of investment securities	69,225	1,259,203	1,657,798	27.
28.	Proceeds from nuclear decommissioning trust sales	259,026	254,651	186,215	28.
29.	Investment in nuclear decommissioning trust sales	(279,768)	(275,393)	(204,633)	29.
30.	Repayment of loan by Pinnacle West Energy	—	—	500,000	30.
31.	Other	1,211	(4,470)	(5,372)	31.

32.	Net cash flow used for investing activities	(881,496)	(713,991)	(645,142)	32.

	Cash Flows from Financing Activities:
33.	Issuance of long-term debt	—	395,481	411,787	33.
34.	Short-term borrowings-net	218,000	—	—	34.
35.	Equity infusion	39,548	212,820	250,000	35.
36.	Dividends paid on common stock	(170,000)	(170,000)	(170,000)	36.
37.	Repayment and reacquisition of long-term debt	(1,586)	(86,086)	(568,177)	37.

38.	Net cash flow provided by (used for) financing activities	85,962	352,215	(76,390)	38.

39.	Net increase in cash and cash equivalents	(29,719)	31,937	358	39.
40.	Cash and cash equivalents at beginning of period	81,870	49,933	49,575	40.

41.	Cash and cash equivalents at end of period	$52,151	$81,870	$49,933	41.

Supporting Schedules:	Recap Schedules:
N/A	(a) A-5
Schedule E-3

ARIZONA PUBLIC SERVICE COMPANY
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
TEST YEAR ENDED 12/31/2007 AND PRIOR YEARS
(Thousands of Dollars)

						Accumulated
				Additional		Other
Line		Common	Common	Paid-In	Retained	Comprehensive		Line
No.	Description	Shares	Stock	Capital	Earnings	Income (Loss)	Total	No.
1.	Balance at December 31, 2004	71,264,947	$178,162	$1,246,804	$860,196	$(52,760)	$2,232,402	1.

2.	Net income				170,479		170,479	2.
3.	Minimum pension liability adjustment, net of tax benefit of $9,023					(15,045)	(15,045)	3.
4.	Unrealized gain on derivative instruments, net of tax expense of $140,135					218,656	218,656	4.
5.	Reclassification of realized gain to income, net of tax benefit of $37,082					(57,561)	(57,561)	5.

6.	Comprehensive income				170,479	146,050	316,529	6.

7.	Common stock dividends				(170,000)		(170,000)	7.

8.	Equity Infusion			250,000			250,000	8.

9.	PWEC Dedicated Assets Transfer			356,294			356,294	9.

10.	Balance at December 31, 2005	71,264,947	$178,162	$1,853,098	$860,675	$93,290	$2,985,225	10.

11.	Net income				269,730		269,730	11.
12.	Minimum pension liability adjustment, net of tax expense of $27,424					42,731	42,731	12.
13.	Unrealized loss on derivative instruments, net of tax benefit of $111,367					(173,872)	(173,872)	13.
14.	Reclassification of realized gain to income, net of tax benefit of $1,657					(2,562)	(2,562)	14.

15.	Comprehensive income (loss)				269,730	(133,703)	136,027	15.

16.	Adjustment to reflect a change in accounting for pension and other postretirement benefits, net of tax expense of $27,760					43,401	43,401	16.

17.	Common stock dividends				(170,000)		(170,000)	17.

18.	Equity Infusion			212,820			212,820	18.

19.	Balance at December 31, 2006	71,264,947	$178,162	$2,065,918	$960,405	$2,988	$3,207,473	19.

20.	Net income				283,940		283,940	20.
21.	Unrealized actuarial loss, net of tax benefit of ($15,126)					(23,304)	(23,304)	21.
22.	Prior service cost, net of tax benefit of ($463)					(713)	(713)	22.
	Amortization to Income:
23.	Actuarial loss, net of tax expense $1,238					1,908	1,908	23.
24.	Prior service cost, net of tax expense $212					327	327	24.
25.	Net unrealized gain, net of tax expense of of $1,369					2,040	2,040	25.
26.	Reclassification of realized losses to income, net of tax expense of $5,164					8,010	8,010	26.

27.	Comprehensive income (loss)				283,940	(11,732)	272,208	27.

28.	Common stock dividends				(170,000)		(170,000)	28.

29.	Cumulative effect adjustment				2,212		2,212	29.

30.	Equity infusion			39,548			39,548	30.

31.	Balance at December 31, 2007	71,264,947	$178,162	$2,105,466	$1,076,557	$(8,744)	$3,351,441	31.

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule E-4

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY DETAIL OF UTILITY PLANT
TEST YEAR ENDED 12/31/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

			Prior Year	Net	Test Year
Line	Account		Ended Bal.	Additions	Ended Bal.	Line
No.	Number	Account Description	12/31/2006	(12 Months)	12/31/2007	No.
			(A)	(B)	(C)
		Gross Plant Includible in Rate Base: (a)
1.	101	Plant in Service	$11,398,449	$527,276	$11,925,725	1.

2.	108	Less: Accum. Depreciation-Plant in Service	4,120,596	216,170	4,336,766	2.

3.	111	Accum. Amortization-Plant in Service	272,778	27,927	300,705	3.

4.		Net Plant Includible in Rate Base	7,005,075	283,179	7,288,254	4.

5.	120.2-120.5	Nuclear fuel, net of amortization (b)	60,100	9,171	69,271	5.

6.	107	Construction Work in Progress	353,978	198,031	552,009	6.

7.	120.1	Nuclear Fuel in Process	11,726	58,958	70,684	7.

8.		Total Construction Work in Progress (b)	365,704	256,989	622,693	8.

9.	105	Plant Held for Future Use	9,120	3,510	12,630	9.

10.	108	Less: Accum Depreciation Related to Plant Held for Future Use	—	1	1	10.

11.		Net Plant held for Future Use	9,120	3,509	12,629	11.

12.		Utility Plant — Net (b)	$7,439,999	$552,848	$7,992,847	12.

Supporting Schedules:	Recap Schedule:
N/A	(a) A-4
(b) E-1
Schedule E-5

ARIZONA PUBLIC SERVICE COMPANY
DETAIL OF PLANT INCLUDIBLE IN RATE BASE
TEST YEAR ENDED 12/31/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

			Prior Year	Net	Test Year
Line	Account		Ended Bal.	Additions	Ended Bal.	Line
No.	No.	Account Description	12/31/2006	(12 Months)	12/31/2007	No.
			(A)	(B)	(C)
		Intangible Plant:
1.	301	Organization	$—	$—	$—	1.
2.	302	Franchises and Consents	3,281	39	3,320	2.
3.	303	Miscellaneous Intangible Plant	311,077	43,565	354,642	3.

4.		Total Intangible Plant	$314,358	$43,604	$357,962	4.

		Production Plant:
		Steam Production Plant:
5.	310	Land and Land Rights	$3,370	$—	$3,370	5.
6.	311	Structures and Improvements	137,042	3,155	140,197	6.
7.	312	Boiler Plant Equipment	868,702	44,269	912,971	7.
8.	314	Turbogenerator Units	219,826	6,774	226,600	8.
9.	315	Accessory Electric Equipment	147,433	4,359	151,792	9.
10.	316	Miscellaneous Power Plant Equip	69,857	3,185	73,042	10.
11.	317	ARO for Steam Production	1,005	—	1,005	11.

12.		Total Steam Production Plant	$1,447,235	$61,742	$1,508,977	12.

		Nuclear Production Plant:
13.	320	Land and Land Rights	$3,501	$—	$3,501	13.
14.	321	Structures and Improvements	659,897	1,763	661,660	14.
15.	322	Boiler Plant Equipment	1,080,757	1,994	1,082,751	15.
16.	323	Turbogenerator Units	354,591	448	355,039	16.
17.	324	Accessory Electric Equipment	273,904	69	273,973	17.
18.	325	Miscellaneous Power Plant Equip	137,936	554	138,490	18.
19.	326	ARO for Nuclear Production	46,282	—	46,282	19.

20.		Total Nuclear Production Plant	$2,556,868	$4,828	$2,561,696	20.

Supporting Schedules:	Recap Schedule:
N/A	N/A
Schedule E-5

ARIZONA PUBLIC SERVICE COMPANY
DETAIL OF PLANT INCLUDIBLE IN RATE BASE
TEST YEAR ENDED 12/31/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

			Prior Year	Net	Test Year
Line	Account		Ended Bal.	Additions	Ended Bal.	Line
No.	No.	Account Description	12/31/2006	(12 Months)	12/31/2007	No.
			(A)	(B)	(C)
		Hydraulic Production Plant:
1.	330	Land and Land Rights	$—	$—	$—	1.
2.	331	Structures and Improvements	—	—	—	2.
3.	332	Reservoirs, Dams and Waterways	—	—	—	3.
4.	333	Water Wheels, Turbines and Generators	—	—	—	4.
5.	334	Accessory Electric Equipment	—	—	—	5.
6.	335	Miscellaneous Power Plant Equip	—	—	—	6.
7.	336	Roads, Railroads and Bridges	—	—	—	7.
8.	337	ARO for Hydraulic Production	9,812	(3,909)	5,903	8.

9.		Total Hydraulic Production Plant	$9,812	$(3,909)	$5,903	9.

		Other Production Plant:
10.	340	Land and Land Rights	$3,157	$(2,247)	$910	10.
11.	341	Structures and Improvements	59,291	915	60,206	11.
12.	342	Fuel Holders, Producers and Accessories	34,614	3,363	37,977	12.
13.	343	Prime Movers	598,431	(4,355)	594,076	13.
14.	344	Generators	528,969	8,651	537,620	14.
15.	345	Accessory Electric Equipment	80,732	3,792	84,524	15.
16.	346	Miscellaneous Power Plant Equip	7,484	309	7,793	16.

17.		Total Other Production Plant	$1,312,678	$10,428	$1,323,106	17.

18.		Total Production Plant	$5,326,593	$73,089	$5,399,682	18.

Supporting Schedules:	Recap Schedule:
N/A	N/A
Schedule E-5

ARIZONA PUBLIC SERVICE COMPANY
DETAIL OF PLANT INCLUDIBLE IN RATE BASE
TEST YEAR ENDED 12/31/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

				Prior Year	Net	Test Year
Line	Account			Ended Bal.	Additions	Ended Bal.	Line
No.	No.		Account Description	12/31/2006	(12 Months)	12/31/2007	No.
				(A)	(B)	(C)
			Transmission Plant
1.	350	*	Land and Land Rights	$69,422	$7,723	$77,145	1.
2.	352	*	Structures and Improvements	34,758	2,829	37,587	2.
3.	353	*	Station Equipment	601,693	41,582	643,275	3.
4.	354	*	Towers and Fixtures	84,971	357	85,328	4.
5.	355	*	Poles and Fixtures	234,018	34,346	268,364	5.
6.	356	*	Overhead Conductors and Devices	290,250	13,588	303,838	6.
7.	357		Underground Conduit	17,841	1,687	19,528	7.
8.	358		Underground Conductors and Devices	26,918	1,637	28,555	8.

9.			Total Transmission Plant	$1,359,871	$103,749	$1,463,620	9.

			Distribution Plant:
10.	360		Land and Land Rights	$36,978	$8,935	$45,913	10.
11.	361		Structures and Improvements	35,487	2,995	38,482	11.
12.	362		Station Equipment	306,525	18,098	324,623	12.
13.	364		Poles, Towers, and Fixtures	410,469	26,100	436,569	13.
14.	365		Overhead Conductors and Devices	263,186	9,395	272,581	14.
15.	366		Underground Conduit	555,564	22,193	577,757	15.
16.	367		Underground Conductors and Devices	1,109,083	125,741	1,234,824	16.
17.	368		Line Transformers	603,638	50,054	653,692	17.
18.	369		Services	298,982	10,435	309,417	18.
19.	370		Meters	171,202	8,961	180,163	19.
20.	371		Installations on Customers’ Premises	35,689	3,418	39,107	20.
21.	373		Street Lighting and Signal Systems	69,469	968	70,437	21.

22.			Total Distribution Plant	$3,896,272	$287,293	$4,183,565	22.

*	Excludes SCE 500kv Transmission Line

Supporting Schedules:	Recap Schedule:
N/A	N/A
Schedule E-5

ARIZONA PUBLIC SERVICE COMPANY
DETAIL OF PLANT INCLUDIBLE IN RATE BASE
TEST YEAR ENDED 12/31/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

				Prior Year	Net	Test Year
Line	Account			Ended Bal.	Additions	Ended Bal.	Line
No.	No.		Account Description	12/31/2006	(12 Months)	12/31/2007	No.
				(A)	(B)	(C)
			General Plant
1.	389		Land and Land Rights	$10,628	$2,563	$13,191	1.
2.	390	**	Structures and Improvements	129,162	3,071	132,233	2.
3.	391	**	Office Furniture and Equipment	120,488	(138)	120,350	3.
4.	392	**	Transportation Equipment	34,892	(853)	34,039	4.
5.	393		Stores Equipment	1,238	—	1,238	5.
6.	394		Tools, Shop and Garage Equipment	17,996	2,456	20,452	6.
7.	395		Laboratory Equipment	1,745	150	1,895	7.
8.	396		Power Operated Equipment	17,537	(6,830)	10,707	8.
9.	397	*	Communication Equipment	108,122	13,140	121,262	9.
10.	398		Miscellaneous Equipment	10,803	(293)	10,510	10.

11.			Total General Plant	$452,611	$13,266	$465,877	11.

			SCE 500kv Transmission Line
12.	350		Land and Land Rights	$2,322	$—	$2,322	12.
13.	352		Structures and Improvements	410	—	410	13.
14.	353		Station Equipment	7,957	6,221	14,178	14.
15.	354		Towers and Fixtures	13,753	—	13,753	15.
16.	355		Poles and Fixtures	930	—	930	16.
17.	356		Overhead Conductors and Devices	22,686	(32)	22,654	17.

18.			Total SCE Transmission Line	$48,058	$6,189	$54,247	18.

*	Excludes SCE 500kv Transmission Line

**	Includes Capitalized Leases

Supporting Schedules:	Recap Schedule:
N/A	N/A
Schedule E-5

ARIZONA PUBLIC SERVICE COMPANY
DETAIL OF PLANT INCLUDIBLE IN RATE BASE
TEST YEAR ENDED 12/31/2007 & PRIOR YEAR ENDED 12/31/2006
(Thousands of Dollars)

			Prior Year	Net	Test Year
Line	Account		Ended Bal.	Additions	Ended Bal.	Line
No.	No.	Account Description	12/31/2006	(12 Months)	12/31/2007	No.
			(A)	(B)	(C)
		SCE 500kv — General Plant
1.	394	Tools, Shop and Garage Equipment	$—	$87	$87	1.
2.	397	Communication Equipment	685	—	685	2.

3.		Total SCE 500kv Line	$48,743	$6,276	$55,019	3.

4.		Total Net Plant Includible in Rate Base (a)	$11,398,449	$527,276	$11,925,725	4.

Supporting Schedules:	Recap Schedule:
N/A	(a) E-5, page 1 of 6
Schedule E-5

SCHEDULE E-6 DOES NOT APPLY

ARIZONA PUBLIC SERVICE COMPANY
ELECTRIC OPERATING STATISTICS
TEST YEAR ENDED 12/31/2007 AND PRIOR YEARS

		Test Year	Prior Year	Prior Year
Line		Ended	Ended	Ended	Line
No.	Description	12/31/2007	12/31/2006	12/31/2005	No.
		(A)	(B)	(C)
1.	kWh Sales (thousands)				1.
2.	Residential	13,785,574	12,901,612	12,226,989	2.
3.	Commercial	12,869,289	12,251,092	11,746,181	3.
4.	Industrial	2,412,211	2,457,532	2,391,372	4.
5.	Irrigation	26,092	24,977	23,205	5.
6.	Public Street and Highway Lighting	123,990	122,429	112,437	6.
7.	Other Sales to Public Authorities	3,196	3,341	3,568	7.

8.	Total Sales to Ultimate Consumers	29,220,352	27,760,983	26,503,752	8.
9.	Sales for Resale — Requirements Customers	967,510	878,200	837,704	9.
10.	Sales for Resale — Other Customers	3,431,351	11,166,045	18,984,588	10.

11.	Total Sales for Resale	4,398,861	12,044,245	19,822,292	11.

12.	Total kWh Sales	33,619,213	39,805,228	46,326,044	12.

13.	Average Number of Customers				13.
14.	Residential	966,013	936,464	896,472	14.
15.	Commercial	115,304	110,547	106,374	15.
16.	Industrial	3,596	3,525	3,458	16.
17.	Irrigation	331	346	336	17.
18.	Public Street and Highway Lighting	913	831	809	18.
19.	Other Sales to Public Authorities	170	182	191	19.

20.	Total Retail Consumers	1,086,327	1,051,895	1,007,640	20.
21.	Sales for Resale — Requirements Customers	15	14	17	21.

22.	Total Customers	1,086,342	1,051,909	1,007,657	22.

23.	Average kWh Use (Annual)				23.
24.	Residential	14,271	13,777	13,639	24.
25.	Commercial	111,612	110,822	110,423	25.
26.	Industrial	670,804	697,172	691,548	26.
27.	Irrigation	78,828	72,188	69,063	27.
28.	Public Street and Highway Lighting	135,805	147,327	138,983	28.
29.	Other Sales to Public Authorities	18,800	18,357	18,681	29.
30.	Sales for Resale — Requirements Customers	64,500,667	62,728,571	49,276,706	30.

31.	Average Annual Revenue per Residential Customer				31.
32.	Annual Revenue	1,468.49	1,343.26	1,202.96	32.
33.	Revenue per kWh (Cents)	10.29	9.75	8.82	33.

34.	Direct Production Expense per kWh Sold (Cents)	4.84	4.51	4.02	34.
35.	Direct Transmission Expense per kWh Sold (Cents)	0.15	0.10	0.08	35.

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule E-7

ARIZONA PUBLIC SERVICE COMPANY
TAXES CHARGED TO OPERATIONS
TEST YEAR ENDED 12/31/2007 AND PRIOR YEARS
(Thousands of Dollars)

		Test Year	Prior Year	Prior Year
Line		Ended	Ended	Ended	Line
No.	Description	12/31/2007	12/31/2006	12/31/2005	No.
		(A)	(B)	(C)
	Federal Taxes:
1.	Income	$16,103	$115,546	$83,777	1.

2.	F.I.C.A.*	22,102	20,942	17,797	2.

3.	Deferred Income Taxes	88,064	5,852	54,011	3.

4.	Total	126,269	142,340	155,585	4.

	State Taxes:
5.	Ad Valorem**	127,654	127,033	124,583	5.

6.	Sales	(46)	940	1,195	6.

7.	Income	27,723	21,563	9,228	7.

8.	Deferred Income Taxes	18,101	1,165	10,257	8.

9.	Total	173,432	150,701	145,263	9.

10.	Total Taxes	$299,701	$293,041	$300,848	10.

*	Includes payroll related taxes charged to others.

**	Includes local taxes.

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule E-8

ARIZONA PUBLIC SERVICE COMPANY
NOTES TO FINANCIAL STATEMENTS
TEST YEAR ENDED 12/31/2007
See the attached Arizona Public Service Company Form 10-K filed with the Securities and Exchange Commission for the period ended December 31, 2007. The notes to the financial statements are contained on pages 82 through 127 and pages 136 through 144 of the document.
[Form 10-K omitted]

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule E-9

ARIZONA PUBLIC SERVICE COMPANY
PROJECTED INCOME STATEMENTS
PRESENT RATES AND WITH PROPOSED RATE INCREASE
TEST YEAR ENDED 12/31/2007 AND PROJECTED YEARS
(Thousands of Dollars)

		Test Year (a)	Projected Years (b)
		Actual	Present Rates	Present Rates	Present Rates	Proposed Rates	Proposed Rates
Line		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Line
No.	Description	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2009	12/31/2010	No.
		(A)	(B)	(C)	(D)	(E)	(F)
1.	Electric operating revenues	$2,936,277	$3,132,395	$3,131,036	$3,260,695	$3,232,539	$3,512,267	1.
2.	Fuel and purchased power	1,151,392	1,270,528	1,210,802	1,266,111	1,249,351	1,227,156	2.

3.	Operating revenues less fuel and purchased power	1,784,885	1,861,867	1,920,234	1,994,584	1,983,188	2,285,111	3.

	Other Operating Expenses:
4.	Operations and maintenance excluding fuel and purchased power *	710,077	779,461	822,227	863,179	822,227	863,179	4.
5.	Depreciations and Amortization	365,430	386,094	410,446	447,962	407,112	437,290	5.
6.	Income taxes	155,735	132,656	138,873	122,815	165,194	245,279	6.
7.	Other taxes	127,648	133,082	142,863	144,345	142,863	144,345	7.

8.	Operating income	425,995	430,574	405,825	416,283	445,792	595,018	8.

	Other Income (Deductions):
9.	Income taxes	4,578	4,566	5,817	6,756	5,967	7,657	9.
10.	Allowance for equity funds used during construction	21,195	23,751	24,132	24,509	24,132	24,509	10.
11.	Other income	16,727	3,628	2,425	2,269	2,275	988	11.
12.	Other expenses	(21,630)	(17,914)	(18,809)	(21,692)	(18,809)	(21,692)	12.

13.	Total	20,870	14,031	13,565	11,842	13,565	11,462	13.

14.	Income Before Interest Deductions	446,865	444,605	419,390	428,125	459,357	606,480	14.

	Interest Deductions
15.	Interest on long-term debt	161,030	164,347	180,220	209,523	180,220	203,715	15.
16.	Interest on short-term borrowings	9,564	22,491	12,863	16,598	12,509	13,475	16.
17.	Debt discount, premium and expense	4,639	3,792	3,895	3,975	3,895	3,975	17.
18.	Allowance for borrowed funds used during construction	(12,308)	(18,700)	(19,263)	(19,563)	(19,263)	(19,563)	18.

19.	Total	162,925	171,930	177,715	210,533	177,361	201,602	19.

20.	Net Income	$283,940	$272,675	$241,675	$217,592	$281,996	$404,878	20.

21.	Earnings per Share of Average Common Stock Outstanding **	$3.98	N/A	N/A	N/A	N/A	N/A	21.

22.	% Return on Average Common Equity	8.7%	7.8%	6.2%	5.4%	7.3%	9.7%	22.

23.	Average Common Equity	3,226,294	3,511,680	3,882,915	4,017,194	3,879,493	4,157,933	23.

Notes:

*	Includes expenses related to Renewable Energy Standard and Demand Side Management programs.

**	Optional for projected years. Line 22 is calculated using the common stock shares of Arizona Public Service Company. APS’s common stock shares have remained constant at 71.3 million, even though Pinnacle West has increased its equity investment in APS, and are wholly owned by Pinnacle West Capital Corporation. Pinnacle West’s common stock is publicly held and the PNW share count is more indicative of the increasing equity investment needed to support APS’s investment to serve its customers. APS’s earnings per share of Pinnacle West diluted common stock outstanding was $2.82 for the test year ended 12/31/07.

Supporting Schedules:	Recap Schedules:
(a) E-2	(b) A-2
Schedule F-1

ARIZONA PUBLIC SERVICE COMPANY
PROJECTED CHANGES IN FINANCIAL POSITION
PRESENT RATES AND WITH PROPOSED RATE INCREASE
TEST YEAR ENDED 12/31/2007 AND PROJECTED YEARS
(Thousands of Dollars)

		Test Year (a)	Projected Years (b)
		Actual	Present Rates	Present Rates	Present Rates	Proposed Rates	Proposed Rates
Line		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Line
No.	Description	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2009	12/31/2010	No.
		(A)	(B)	(C)	(D)	(E)	(F)
	Cash Flows from Operations
1.	Net Income	$283,940	$272,675	$241,675	$217,592	$281,996	$404,878	1.
	Items Not Requiring Cash:
2.	Depreciation and amortization including nuclear fuel	395,890	420,008	451,592	513,955	448,258	503,283	2.
3.	Allowance for equity funds used during construction	(21,195)	(23,751)	(24,132)	(24,509)	(24,132)	(24,509)	3.
4.	Deferred income taxes	(44,478)	75,430	46,241	8,566	32,322	27,595	4.
5.	Changes in mark-to-market valuations	(6,758)	—	—	—	—	—	5.
6.	Deferred fuel and purchased power	(196,136)	(76,884)	(124,967)	(170,658)	(86,217)	10,040	6.
7.	Deferred fuel and purchased power amortization	231,106	182,965	128,521	172,418	128,469	(45,954)	7.
8.	Deferred fuel and purchased power disallowance	14,370	—	—	—	—	—	8.
9.	Other	109,076	(183)	13,005	(51,148)	(7,301)	(43,412)	9.

10.	Net cash provided	765,815	850,260	731,935	666,216	773,395	831,921	10.

	Cash Flow from Investing Activities:
11.	Capital expenditures (c) *	(882,357)	(1,025,917)	(1,087,808)	(996,313)	(1,087,808)	(996,313)	11.
12.	Allowance for borrowed funds used during construction	(12,308)	(18,700)	(19,263)	(19,563)	(19,263)	(19,563)	12.
13.	Purchases of investment securities	(36,525)	—	—	—	—	—	13.
14.	Proceeds from sale of investment securities	69,225	—	—	—	—	—	14.
15.	Proceeds from nuclear decommissioning trust sales	259,026	—	—	—	—	—	15.
16.	Investment in nuclear decommissioning trust	(279,768)	(19,210)	(19,210)	(19,210)	(19,210)	(19,210)	16.
17.	Other	1,211	—	—	—	—	—	17.

18.	Net cash used	(881,496)	(1,063,827)	(1,126,281)	(1,035,086)	(1,126,281)	(1,035,086)	18.

	Cash Flows from Financing:
19.	Issuance of long-term debt	—	—	400,000	485,000	400,000	310,000	19.
20.	Short-term borrowings-net	218,000	(44,823)	182,346	(209,342)	140,886	(200,047)	20.
21.	Equity infusion	39,548	386,965	—	290,212	—	290,212	21.
22.	Dividends paid on common stock	(170,000)	(179,000)	(188,000)	(197,000)	(188,000)	(197,000)	22.
23.	Repayment and reacquisition of long-term debt	(1,586)	(1,726)	—	—	—	—	23.

24.	Net cash provided	85,962	161,416	394,346	368,870	352,886	203,165	24.

25.	Net increase (decrease) in cash and cash equivalents	(29,719)	(52,151)	—	—	—	—	25.
26.	Cash and cash equivalents at beginning of period	81,870	52,151	—	—	—	—	26.

27.	Cash and cash equivalents at end of period	$52,151	$—	$—	$—	$—	$—	27.

Notes:

*	Years 2008, 2009, and 2010 have been reduced for Schedule 3 fees recorded as CIAC.

Supporting Schedules:	Recap Schedules:
(a) E-3	(b) A-5
(c) F-3
Schedule F-2

ARIZONA PUBLIC SERVICE COMPANY
PROJECTED CAPITAL EXPENDITURES
TEST YEAR ENDED 12/31/2007 AND PROJECTED YEARS
(Thousands of Dollars)

		Year to Date	Projected Years
Line		Year Ended	Year Ended	Year Ended	Year Ended	Line
No.	Description	12/31/2007	12/31/2008	12/31/2009	12/31/2010	No.
		(A)	(B)	(C)	(D)
	Electric:
1.	Production Plant:	$352,363	$378,415	$384,332	$370,274	1.

2.	Transmission:	136,101	207,825	317,025	287,658	2.

3.	Distribution:	343,225	274,493	188,879	180,547	3.

4.	General:	64,942	162,762	194,833	154,843	4.

5.	Total Construction Expenditures (a) *	896,631	1,023,495	1,085,069	993,322	5.

6.	Property Taxes Capitalized	2,491	2,422	2,739	2,991	6.

7.	Capital Expenditures (b)	899,122	1,025,917	1,087,808	996,313	7.

8.	Allowance for Equity Funds Used During Construction	21,195	23,751	24,132	24,509	8.

9.	Allowance for Borrowed Funds Used	12,308	18,700	19,263	19,563	9.

	During Construction

10.	Total Capital Expenditures with AFUDC	$932,625	$1,068,368	$1,131,203	$1,040,385	10.

Notes:

*	Years 2008, 2009, and 2010 have been reduced for Schedule 3 fees recorded as CIAC.

Supporting Schedules:	Recap Schedules:
N/A	(a) A-4
(b) F-2
Schedule F-3

ARIZONA PUBLIC SERVICE COMPANY
ASSUMPTIONS USED IN DEVELOPING PROJECTIONS
TEST YEAR ENDED 12/31/2007

Line			Line
No.	Item		No.
	A.	Customer Growth:
1.		Retail customer growth for the period 2008-2010 is forecasted to grow at an annual average rate of 1.7%.	1.

	B.	Growth in Retail Energy and Retail Peak Demand
2. 3. 4.
Retail energy sales, assuming normal weather, for the period 2008 to 2010 are forecasted to grow at an annual average rate of 1.6%. Retail Own Load summer peak demand for the same period is projected to grow at an annual average rate of 1.4%, assuming normal weather.
			2. 3. 4.

	C.	Wholesale and Economy Interchange Sales
5. 6. 7.
Firm wholesale sales and peak demand for requirement-to-serve customers are forecasted per existing contracts. The Company sells energy on an economy interchange basis on a short-term basis from time to time. Such sales are made at prices above the Company’s variable costs to generate energy.
			5. 6. 7.

	D.	Base Fuel Charge, PSA & PCCF Revenues
8. 9. 10. 11. 12.
Base Fuel Charge reflects 3.2491 cents / kWh in 2008 to 2010 consistent with Decision No. 69663. Forecast further assumes PSA Annual Adjustor mechanisms are in effect and a new Forward Adjustor is set each year reflecting that year’s anticipated fuel and purchased power costs in excess of the Base Fuel Rate. The Forward Adjustor is reset annually with the first billing cycle in February. Starting October 1, 2009 consistent with a 16.99% base rate increase the Base Fuel Rate increases to 3.88 cents/kWh in the proposed rates forecast.
			8. 9. 10. 11. 12.

	E.	Fuel
13. 14. 15.
Fuel costs are based on projected sales, forward contract and market fuel prices and projected operating availability factors of power plants. Fuel costs reflect use of the PSA cost deferral and annual adjustor recovery mechanism approved in Decision No. 69663.
			13. 14. 15.

	F.	Operations & Maintenance Expenses
16. 17.
The level of expenses reflect increases that are related to inflation and increased benefits costs, the current trend of increased customers and additional requirements related to the safe and reliable operation of power plants and the delivery system.
			16. 17.

	G.	Construction Expenditures
18. 19. 20. 21.
The level of expenditures is primarily driven by customer, sales, and load growth, maintaining reliability, and legal and regulatory requirements, including environmental requirements and the Renewable Energy Standard. Construction Expenditures are reduced for impacts related to contributions in aid of construction (CIAC) consistent with Decision No. 70185 under service and line extensions Schedule 3 effective on January, 2008. See SFR Schedule F-3.
			18. 19. 20. 21.

	H.	Capital Structure Changes
22.		Capital Structure and Financing are shown on Schedules A-3, D-1, D-2, D-3 and F-2.	22.

	I.	Financing and Regulatory
23.		Forecasted Interest Rates:	23.
24.		Variable Rate Pollution Control Bonds - 3.29% in 2008, 3.29% in 2009, 3.64% in 2010	24.
25.		Commercial Paper - 5.2% in 2008, 5.2% in 2009, 5.35% in 2010	25.
26.		New Long-Term Unsecured Debt - 6.25% in 2008, 6.50% in 2009, 6.75% in 2010	26.
27. 28.		Pinnacle West decides and is able to issue $400 million of common stock in 2008 and $300 million in 2010 and the net proceeds are infused into APS in the year issued.	27. 28
29.		The proposed rates from this case are effective on October 1, 2009	29.
30.		The Commission allows APS to pass increases to the TCA to retail customers immediately after they are approved by the FERC	30.
Schedule F-4

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE SUMMARY — PRESENT RATES
RATES OF RETURN BY CUSTOMER CLASSIFICATION
ADJUSTED TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

						Total ACC Jurisdiction
		Total	Total ACC					General				Street	Dusk to
		Company	Jurisdiction		All Other	Residential		Service		Water Pumping		Lighting	Dawn
		(A)	(B)		(C)	(D)		(E)		(F)		(G)	(H)
1.a.	Revenues from Base Rates	$2,690,150	$2,637,447	(a)	$52,703	$1,347,035	(a)	$1,240,168	(a)	$25,376	(a)	$17,372 (a)	$7,496	(a)
1.b.	Revenues from Surcharges	0	0		0	0		0		0		0	0
1.c.	Other Electric Revenues	122,862	94,461		28,401	47,608		42,643		867		3,063	280

2.	Expenses	2,535,843	2,500,562	(b)	35,281	1,310,086	(b)	1,140,256	(b)	23,495	(b)	21,437 (b)	5,288	(b)

3.	Operating Income Before Income Taxes	277,169	231,346		45,823	84,557		142,555		2,748		(1,002)	2,488

4.	Income Taxes	36,196	28,234		7,962	368		27,578		666		(981)	603

5.	Net Operating Income	$240,973	$203,112		$37,861	$84,189		$114,977		$2,082		$(21)	$1,885

6.	Rate Base	$6,235,866	$5,359,964	(c)	$875,902	$2,954,460	(c)	$2,282,488	(c)	$30,142	(c)	$64,347 (c)	$28,527	(c)

7.	Rate of Return	3.86%	3.79%		4.32%	2.85%		5.04%		6.91%		-0.03%	6.61%

Supporting Schedules:		Recap Schedules:
(a)	H-1	N/A
(b)	G-4
(c)	G-3
Schedule G-1

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE SUMMARY — PROPOSED RATES
RATES OF RETURN BY CUSTOMER CLASSIFICATION
ADJUSTED TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

						Total ACC Jurisdiction
		Total	Total ACC					General				Street		Dusk to
		Company	Jurisdiction		All Other	Residential		Service		Water Pumping		Lighting		Dawn
		(A)	(B)		(C)	(D)		(E)		(F)		(G)		(H)
1.a.	Revenues from Base Rates	$3,138,344	$3,085,641	(a)	$52,703	$1,579,685	(a)	$1,447,768	(a)	$28,497	(a)	$20,744	(a)	$8,947	(a)
1.b.	Revenues from Surcharges	0	0		0	0		0		0		0		0
1.c.	Other Electric Revenues	122,862	94,461		28,401	47,608		42,643		867		3,063		280

2.	Expenses	2,535,843	2,500,562	(b)	35,281	1,310,086	(b)	1,140,256	(b)	23,495	(b)	21,437	(b)	5,288	(b)

3.	Operating Income Before Income Taxes	725,363	679,540		45,823	317,207		350,155		5,869		2,370		3,939

4.	Income Taxes	212,605	204,643		7,962	91,939		109,289		1,894		346		1,175

5.	Net Operating Income	$512,758	$474,897		$37,861	$225,268		$240,866		$3,975		$2,024		$2,764

6.	Rate Base	$6,235,866	$5,359,964	(c)	$875,902	$2,954,460	(c)	$2,282,488	(c)	$30,142	(c)	$64,347	(c)	$28,527	(c)

7.	Rate of Return	8.22%	8.86%		4.32%	7.62%		10.55%		13.19%		3.15%		9.69%

Supporting Schedules:		Recap Schedules:
(a)	H-1	N/A
(b)	G-4
(c)	G-3
Schedule G-2

ARIZONA PUBLIC SERVICE COMPANY
RATE BASE ALLOCATIONS TO CLASSES OF SERVICE
TOTAL RATE BASE
ADJUSTED TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

Line	Class of	Production —		Transmission	Transmission	Distribution		Distribution		Distribution		Distribution		Distribution		Total	Total	Total		Total
No.	Service	Demand		Substation	Lines	Substation		OH Primary		OH Secondary		UG Lines		Line TXFs		Demand	Demand %	Energy		Energy %
		(A)		(B)	(C)	(D)		(E)		(F)		(G)		(H)		(I)	(J)	(K)		(L)
1.	Residential	$1,364,656		$—	$—	$139,290		$183,651		$81,594		$642,437		$262,790		$2,674,418	54.51%	$19,943		47.74%
2.	General Service	1,244,504		—	—	118,941		155,602		23,642		490,950		144,087		2,177,726	44.39%	21,118		50.55%
3.	Water Pumping	24,787		—	—	2,308		3,044		—		—		944		31,083	0.63%	494		1.18%
4.	Street Lighting	10,508		—	—	1,026		1,353		566		4,688		1,138		19,279	0.39%	182		0.44%
5.	Dusk to Dawn	2,155		—	—	211		278		116		963		234		3,957	0.08%	38		0.09%

6.	Total	$2,646,610	(b)(c)	$—	$—	$261,776	(b)(c)	$343,928	(b)(c)	$105,918	(b)(c)	$1,139,038	(b)(c)	$409,193	(b)(c)	$4,906,463	100.00%	$41,775	(b)(c)	100.00%

	Class of	Cust. Advances		Distribution		Distribution		Distribution		Customer		Dusk to		Street		Customer				Total	Total
	Service	& Deposits		OH Services		UG Services		Meters		Accounts		Dawn		Lighting		Service & Info		Sales		Customer	Customer %
		(A)		(B)		(C)		(D)		(E)		(F)		(G)		(H)		(I)		(J)	(K)
7.	Residential	$(94,580)		$26,979		$146,624		$90,972		$24,197		$—		$—		$2,177		$7,762		$204,131	77.56%
8.	General Service	(65,744)		4,168		15,660		34,821		2,958		—		—		266		949		(6,922)	-2.63%
9.	Water Pumping	(4,926)		149		—		967		38		—		—		3		12		(3,757)	-1.43%
10.	Street Lighting	(642)		—		—		—		22		—		45,708		2		7		45,097	17.14%
11.	Dusk to Dawn	(219)		—		—		—		216		24,540		—		19		69		24,625	9.36%

12.	Total	$(166,111	) (b)(c)	$31,296	(b)(c)	$162,284	(b)(c)	$126,760	(b)(c)	$27,431	(b)(c)	$24,540	(b)(c)	$45,708	(b)(c)	$2,467	(b)(c)	$8,799	(b)(c)	$263,174	100.00%

	Class of	Total		Total	Total System	Total System	TOTAL	TOTAL
	Service	Reg. Assets		Reg. Assets %	Benefits	Benefits %	ACC JURIS. (a)	ACC JURIS. %
		(A)		(B)	(C)	(D)	(E)	(F)
13.	Residential	$55,968		37.68%	$—	0.00%	$2,954,460	55.12%
14.	General Service	90,566		60.96%	—	0.00%	2,282,488	42.59%
15.	Water Pumping	2,322		1.56%	—	0.00%	30,142	0.56%
16.	Street Lighting	(211)		-0.14%	—	0.00%	64,347	1.20%
17.	Dusk to Dawn	(93)		-0.06%	—	0.00%	28,527	0.53%

18.		$148,552	(b)(c)	100.00%	$—	0.00%	$5,359,964	100.00%

Supporting Schedules:		Recap Schedules:
(b)	G-5	(a) G-1 & G-2
(c)	G-7
Schedule G-3

ARIZONA PUBLIC SERVICE COMPANY
EXPENSE ALLOCATION TO CLASSES OF SERVICE
OPERATING EXPENSES EXCLUDING INCOME TAXES
ADJUSTED TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

Line	Class of	Production -		Transmission		Transmission		Distribution		Distribution		Distribution		Distribution		Distribution		Total	Total	Total		Total
No.	Service	Demand		Substation		Lines		Substation		OH Primary		OH Secondary		UG Lines		Line TXFs		Demand	Demand %	Energy		Energy %
		(A)		(B)		(C)		(D)		(E)		(F)		(G)		(H)		(I)	(J)	(K)		(L)
1.	Residential	$300,170		$—		$57,964		$8,070		$25,315		$10,819		$60,838		$23,988		$487,164	53.51%	$642,746		47.97%
2.	General Service	271,515		—		44,235		12,969		21,449		3,135		46,472		13,178		412,953	45.36%	674,709		50.36%
3.	Water Pumping	5,283		—		558		252		419		—		—		83		6,595	0.72%	15,767		1.18%
4.	Street Lighting	2,153		—		—		112		187		75		445		104		3,076	0.34%	5,363		0.40%
5.	Dusk to Dawn	442		—		—		23		38		16		90		22		631	0.07%	1,141		0.09%

6.	Total	$579,563	(a)(b)	$—	(a)(b)	$102,757	(a)(b)	$21,426	(a)(b)	$47,408	(a)(b)	$14,045	(a)(b)	$107,845	(a)(b)	$37,375	(a)(b)	$910,419	100.00%	$1,339,726	(a)(b)	100.00%

	Class of	Distribution		Distribution		Distribution		Customer		Dusk to		Street		Customer				Total	Total
	Service	OH Services		UG Services		Meters		Accounts		Dawn		Lighting		Service & Info		Sales		Customer	Customer %
		(A)		(B)		(C)		(D)		(E)		(F)		(G)		(H)		(I)	(J)
7.	Residential	$3,558		$13,927		$33,979		$79,025		$—		$—		$5,907		$20,696		$157,092	77.82%
8.	General Service	550		1,487		13,006		9,659		—		—		722		2,530		27,954	13.85%
9.	Water Pumping	20		—		361		125		—		—		9		33		548	0.27%
10.	Street Lighting	—		—		—		73		—		12,692		5		19		12,789	6.34%
11.	Dusk to Dawn	—		—		—		706		2,529		—		53		185		3,473	1.72%

12.	Total	$4,128	(a)(b)	$15,414	(a)(b)	$47,346	(a)(b)	$89,588	(a)(b)	$2,529	(a)(b)	$12,692	(a)(b)	$6,696	(a)(b)	$23,463	(a)(b)	$201,856	100.00%

	Class of	Total		Total	Total System		Total System	TOTAL	TOTAL
	Service	Reg. Assets		Reg. Assets %	Benefits		Benefits %	ACC JURIS. (c)	ACC JURIS. %
		(A)		(B)	(C)		(D)	(E)	(F)
13.	Residential	$(2,851)		51.55%	$25,935		47.95%	$1,310,086	52.39%
14.	General Service	(2,600)		47.02%	27,240		50.35%	1,140,256	45.60%
15.	Water Pumping	(52)		0.94%	637		1.18%	23,495	0.94%
16.	Street Lighting	(22)		0.40%	231		0.43%	21,437	0.86%
17.	Dusk to Dawn	(5)		0.09%	48		0.09%	5,288	0.21%

18.	Total	$(5,530)	(a)(b)	100.00%	$54,091	(a)(b)	100.00%	$2,500,562	100.00%

Supporting Schedules:		Recap Schedules:
(a)	G-6	(c) G-1 & G-2
(b)	G-7
Schedule G-4

ARIZONA PUBLIC SERVICE COMPANY
DISTRIBUTION OF RATE BASE BY FUNCTION
TOTAL RATE BASE
ADJUSTED TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

Line	Plant	Production —	Transmission	Transmission	Distribution	Distribution	Distribution	Distribution	Distribution	Total	Total
No.	Classification	Demand	Substation	Lines	Substation	OH Primary	OH Secondary	UG Lines	Line TXFs	Demand	Demand %
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
1.	Production — Demand	$2,646,610	$—	$—	$—	$—	$—	$—	$—	$2,646,610	53.93%
2.	Transmission Substation	—	—	—	—	—	—	—	—	—	0.00%
3.	Transmission Lines	—	—	—	—	—	—	—	—	—	0.00%
4.	Distribution Substation	—	—	—	261,776	—	—	—	—	261,776	5.34%
5.	Distribution OH Primary	—	—	—	—	343,928	—	—	—	343,928	7.01%
6.	Distribution OH Secondary	—	—	—	—	—	105,918	—	—	105,918	2.16%
7.	Distribution UG Lines	—	—	—	—	—	—	1,139,038	—	1,139,038	23.22%
8.	Distribution Line TXFs	—	—	—	—	—	—	—	409,193	409,193	8.34%

9.	Total	$2,646,610	$—	$—	$261,776	$343,928	$105,918	$1,139,038	$409,193	$4,906,463	100.00%

	Plant	Cust. Advances	Distribution	Distribution	Distribution	Customer	Dusk to	Street	Customer		Total	Total
	Classification	& Deposits	OH Services	UG Services	Meters	Accounts	Dawn	Lighting	Service & Info	Sales	Customer	Customer %
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)
10.	Cust. Advances & Deposit	$(166,111)	$—	$—	$—	$—	$—	$—	$—	$—	$(166,111)	-63.11%
11.	Distribution OH Services	—	31,296	—	—	—	—	—	—	—	31,296	11.89%
12.	Distribution UG Services	—	—	162,284	—	—	—	—	—	—	162,284	61.66%
13.	Distribution Meters	—	—	—	126,760	—	—	—	—	—	126,760	48.17%
14.	Customer Accounts	—	—	—	—	27,431	—	—	—	—	27,431	10.42%
15.	Dusk to Dawn	—	—	—	—	—	24,540	—	—	—	24,540	9.32%
16.	Street Lighting	—	—	—	—	—	—	45,708	—	—	45,708	17.37%
17.	Customer Service & Info	—	—	—	—	—	—	—	2,467	—	2,467	0.94%
18.	Sales	—	—	—	—	—	—	—	—	8,799	8,799	3.34%

19.	Total	$(166,111)	$31,296	$162,284	$126,760	$27,431	$24,540	$45,708	$2,467	$8,799	$263,174	100.00%

	Plant	Total	Total	Total	Total	Total System	Total System	TOTAL
	Classification	Energy	Energy %	Reg. Assets	Reg. Assets %	Benefits	Benefits %	ACC JURIS. (a)
		(A)	(B)	(C)	(D)	(E)	(F)	(G)
20.	Production — Energy	$41,775	100.00%
21.	Regulatory Assets			$148,552	100.00%
22.	System Benefits					$—	100.00%
23.	TOTAL ACC							$5,359,964

Supporting Schedules:	Recap Schedules:
N/A	(a) G-3
Schedule G-5

ARIZONA PUBLIC SERVICE COMPANY
DISTRIBUTION OF EXPENSES BY FUNCTION
OPERATING EXPENSES EXCLUDING INCOME TAXES
ADJUSTED TEST YEAR ENDED 12/31/2007
(Thousands of Dollars)

Line	Plant	Production -	Transmission	Transmission	Distribution	Distribution	Distribution	Distribution	Distribution	Total	Total
No.	Classification	Demand	Substation	Lines	Substation	OH Primary	OH Secondary	UG Lines	Line TXFs	Demand	Demand %
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
1.	Production — Demand	$579,563	$—	$—	$—	$—	$—	$—	$—	$579,563	63.65%
2.	Transmission Substation	—	—	—	—	—	—	—	—	—	0.00%
3.	Transmission Lines	—	—	102,757	—	—	—	—	—	102,757	11.29%
4.	Distribution Substation	—	—	—	21,426	—	—	—	—	21,426	2.35%
5.	Distribution OH Primary	—	—	—	—	47,408	—	—	—	47,408	5.21%
6.	Distribution OH Secondary	—	—	—	—	—	14,045	—	—	14,045	1.54%
7.	Distribution UG Lines	—	—	—	—	—	—	107,845	—	107,845	11.85%
8.	Distribution Line TXFs	—	—	—	—	—	—	—	37,375	37,375	4.11%

9.	Total	$579,563	$—	$102,757	$21,426	$47,408	$14,045	$107,845	$37,375	$910,419	100.00%

	Plant	Distribution	Distribution	Distribution	Customer	Dusk to	Street	Customer		Total	Total
	Classification	OH Services	UG Services	Meters	Accounts	Dawn	Lighting	Service & Info	Sales	Customer	Customer %
		(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
10.	Distribution OH Services	$4,128	$—	$—	$—	$—	$—	$—	$—	$4,128	2.05%
11.	Distribution UG Services	—	15,414	—	—	—	—	—	—	15,414	7.64%
12.	Distribution Meters	—	—	47,346	—	—	—	—	—	47,346	23.46%
13.	Customer Accounts	—	—	—	89,588	—	—	—	—	89,588	44.37%
14.	Dusk to Dawn	—	—	—	—	2,529	—	—	—	2,529	1.25%
15.	Street Lighting	—	—	—	—	—	12,692	—	—	12,692	6.29%
16.	Customer Service & Info	—	—	—	—	—	—	6,696	—	6,696	3.32%
17.	Sales	—	—	—	—	—	—	—	23,463	23,463	11.62%

18.	Total	$4,128	$15,414	$47,346	$89,588	$2,529	$12,692	$6,696	$23,463	$201,856	100.00%

	Plant	Total Production -	Total	Total	Total	Total System	Total System	TOTAL
	Classification	Energy	Energy %	Reg. Assets	Reg. Assets %	Benefits	Benefits %	ACC JURIS. (a)
		(A)	(B)	(C)	(D)	(E)	(F)	(G)
19.	Production — Energy	$1,339,726	100.00%
20.	Regulatory Assets			$(5,530)	100.00%
21.	System Benefits					$54,091	100.00%
22.	TOTAL ACC							$2,500,562

Supporting Schedules:	Recap Schedules:
N/A	(a) G-4
Schedule G-6

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 12/31/2007

			Total	Total ACC	All	Total		General	E-38,221	Street	Dusk to
			Company	Jurisdiction	Other	Retail	Residential	Service	(Water Pumping)	Lighting	Dawn
	Factor	Definition and Application of Allocation Factor	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
1.	DEMPROD1	Average & Excess @ Generation - Retail [4CP Juris.]	1.0000	0.9823	0.0177	0.9823	0.5065	0.4619	0.0092	0.0039	0.0008
		Production Demand	100.00%	98.23%	1.77%	98.23%	50.65%	46.19%	0.92%	0.39%	0.08%

2.	DEMPROD6	Specific Assignment	100	0	100	0	0	0	0	0	0
		Ancillary Service - Scheduling & Dispatch	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

3.	DEMTRAN1	Specific Assignment	100	0	100	0	0	0	0	0	0
		Transmission Substation	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

4.	DEMTRAN3	Specific Assignment	100	0	100	0	0	0	0	0	0
		Transmission Lines	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

5.	DEMTRAN4	Specific Assignment	100	0	100	0	0	0	0	0	0
		SCE Specific	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

6.	DEMDIST1	NCP Demand @ Substation Level w/losses (KW)	8,281,714	8,281,714	0	8,281,714	4,406,661	3,762,888	73,029	32,470	6,666
		Distribution Substation	100.00%	100.00%	0.00%	100.00%	53.20%	45.45%	0.88%	0.39%	0.08%

7.	DEMDIST2	NCP Demand @ Primary Line Level w/losses (KW)	8,089,612	8,089,612	0	8,089,612	4,319,705	3,659,956	71,588	31,829	6,534
		Distribution OH Primary Lines	100.00%	100.00%	0.00%	100.00%	53.40%	45.25%	0.88%	0.39%	0.08%

8.	DEMDIST3	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	5,650,276	5,650,276	0	5,650,276	4,352,670	1,261,206	0	30,200	6,200
		Distribution OH Secondary Lines	100.00%	100.00%	0.00%	100.00%	77.03%	22.33%	0.00%	0.53%	0.11%

9.	DEMDIST4	NCP Demand @ Primary Line Level w/losses (KW)	8,018,026	8,018,026	0	8,018,026	4,319,707	3,659,956	0	31,829	6,534
		Distribution UG Primary Lines	100.00%	100.00%	0.00%	100.00%	53.87%	45.65%	0.00%	0.40%	0.08%

10.	DEMDIST5	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	5,650,076	5,650,076	0	5,650,076	4,352,670	1,261,206	0	30,000	6,200
		Distribution UG Secondary Lines	100.00%	100.00%	0.00%	100.00%	77.03%	22.33%	0.00%	0.53%	0.11%

11.	DEMDIST6	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	10,741,894	10,741,894	0	10,741,894	7,327,151	3,259,942	116,580	31,711	6,510
		Distribution OH Line Transformers	100.00%	100.00%	0.00%	100.00%	68.22%	30.33%	1.09%	0.30%	0.06%

12.	DEMDIST7	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	11,603,506	11,603,506	0	11,603,506	7,327,151	4,238,134	0	31,711	6,510
		Distribution UG Line Transformers	100.00%	100.00%	0.00%	100.00%	63.15%	36.52%	0.00%	0.27%	0.06%

13.	CUSTOH1	Weighted Customer Costs for Distribution Services ($)	560,193	560,193	0	560,193	482,911	74,615	2,667	0	0
		Distribution OH Services	100.00%	100.00%	0.00%	100.00%	86.22%	13.30%	0.48%	0.00%	0.00%

Supporting Schedule:	Recap Schedule:

N/A	G-3
G-4

Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 12/31/2007

			Total	Total ACC	All	Total		General	E-38,221	Street	Dusk to
			Company	Jurisdiction	Other	Retail	Residential	Service	(Water Pumping)	Lighting	Dawn
	Factor	Definition and Application of Allocation Factor	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
14.	CUSTUG1	Weighted Customer Costs for Distribution Services ($)	549,225	549,225	0	549,225	496,226	52,999	0	0	0
		Distribution UG Services	100.00%	100.00%	0.00%	100.00%	90.35%	9.65%	0.00%	0.00%	0.00%

15.	DEMDIST10	NCP Demand @ Primary Line Level w/losses (KW)	8,089,612	8,089,612	0	8,089,612	4,319,705	3,659,956	71,588	31,829	6,534
		Distribution Rents	100.00%	100.00%	0.00%	100.00%	53.40%	45.25%	0.88%	0.39%	0.08%

16.	ENERGY1	Customer Class Energy @ Generation (MWH)	31,755,466	30,981,570	773,896	30,981,570	14,790,282	15,662,011	366,122	135,091	28,064
		Production - Energy	100.00%	97.56%	2.44%	97.56%	46.57%	49.32%	1.15%	0.43%	0.09%

17.	ENERGY2	Weighted Hourly Energy Allocator @ Generation	100.00	97.56	2.44	97.56	47.80	48.17	1.14	0.37	0.08
		Production - Energy (Fuel and Purchased Power)	100.00%	97.56%	2.44%	97.56%	47.80%	48.17%	1.14%	0.37%	0.08%

18.	CUST370	Weighted Costs for Distribution Meters ($)	1,374,218	1,364,325	9,893	1,364,325	979,138	374,782	10,405	0	0
		Distribution Meters	100.00%	99.28%	0.72%	99.28%	71.25%	27.27%	0.76%	0.00%	0.00%

19.	CUST371	Dusk to Dawn Customer Class Specific	1	1	0	1	0	0	0	0	1
		Dusk to Dawn	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%

20.	CUST373	Street Lighting Customer Class Specific	1	1	0	1	0	0	0	1	0
		Street Lighting	100.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%

21.	CUSTNUM	Number of Customer Accounts	1,111,430	1,110,018	1,412	1,110,018	979,138	119,680	1,544	906	8,750
		Customer Accounts	100.00%	99.87%	0.13%	99.87%	88.10%	10.76%	0.14%	0.08%	0.79%

22.	CUST910	Number of Customer Accounts	1,110,018	1,110,018	0	1,110,018	979,138	119,680	1,544	906	8,750
		Customer Service and Information	100.00%	100.00%	0.00%	100.00%	88.22%	10.77%	0.14%	0.08%	0.79%

23.	CUST916	Number of Customer Accounts	1,111,430	1,110,018	1,412	1,110,018	979,138	119,680	1,544	906	8,750
		Sales Expense	100.00%	99.87%	0.13%	99.87%	88.10%	10.76%	0.14%	0.08%	0.79%

24.	DEMREGAST	Average & Excess @ Generation - Retail [4CP Juris.]	1.0000	0.9823	0.0177	0.9823	0.5065	0.4619	0.0092	0.0039	0.0008
		Regulatory Asset - Demand Related	100.00%	98.23%	1.77%	98.23%	50.65%	46.19%	0.92%	0.39%	0.08%

25.	ERGREGAST	Customer Class Energy @ Generation (MWH)	31,755,466	30,981,570	773,896	30,981,570	14,790,282	15,662,011	366,122	135,091	28,064
		Regulatory Asset - Energy Related	100.00%	97.56%	2.44%	97.56%	46.57%	49.32%	1.15%	0.43%	0.09%

26.	ERGSYSBEN	Customer Class Energy @ Generation (MWH)	31,755,466	30,981,570	773,896	30,981,570	14,790,282	15,662,011	366,122	135,091	28,064
		System Benefits - Energy Related	100.00%	97.56%	2.44%	97.56%	46.57%	49.32%	1.15%	0.43%	0.09%

Supporting Schedules:	Recap Schedules:

N/A	G-3
G-4

Schedule G-7

g

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 12/31/2007

				E-20		E-30, E-32	E-32	E-32	E-32
			General	(Church Rate)	Time-of-Use	(0 - 20 kW)	(21 - 100 kW)	(101 - 400 kW)	(401+ kW)	E-34	E-35
			Service	General Service	General Service	General Service	General Service	General Service	General Service	General Service	General Service
	Factor	Definition and Application of Allocation Factor	(J)	(K)	(L)	(M)	(N)	(O)	(P)	(Q)	(R)
1.	DEMPROD1	Average & Excess @ Generation - Retail [4CP Juris.]	0.4619	.0022	.0051	.0746	.1071	.1087	.1044	.0285	.0313
		Production Demand	46.19%	0.22%	0.51%	7.46%	10.71%	10.87%	10.44%	2.85%	3.13%

2.	DEMPROD6	Specific Assignment	0	0	0	0	0	0	0	0	0
		Ancillary Service - Scheduling & Dispatch	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

3.	DEMTRAN1	Specific Assignment	0	0	0	0	0	0	0	0	0
		Transmission Substation	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

4.	DEMTRAN3	Specific Assignment	0	0	0	0	0	0	0	0	0
		Transmission Lines	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

5.	DEMTRAN4	Specific Assignment	0	0	0	0	0	0	0	0	0
		SCE Specific	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

6.	DEMDIST1	NCP Demand @ Substation Level w/losses (KW)	3,762,888	20,612	37,906	695,874	945,191	908,599	816,300	211,663	126,743
		Distribution Substation	45.45%	0.25%	0.46%	8.40%	11.41%	10.98%	9.86%	2.56%	1.53%

7.	DEMDIST2	NCP Demand @ Primary Line Level w/losses (KW)	3,659,956	20,205	37,104	682,143	926,441	888,007	788,818	203,259	113,979
		Distribution OH Primary Lines	45.25%	0.25%	0.46%	8.43%	11.45%	10.99%	9.75%	2.51%	1.41%

8.	DEMDIST3	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	1,261,206	0	14,542	572,635	674,029	0	0	0	0
		Distribution OH Secondary Lines	22.33%	0.00%	0.26%	10.13%	11.94%	0.00%	0.00%	0.00%	0.00%

9.	DEMDIST4	NCP Demand @ Primary Line Level w/losses (KW)	3,659,956	20,205	37,104	682,143	926,441	888,007	788,818	203,259	113,979
		Distribution UG Primary Lines	45.65%	0.25%	0.46%	8.51%	11.55%	11.08%	9.84%	2.54%	1.42%

10.	DEMDIST5	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	1,261,206	0	14,542	572,635	674,029	0	0	0	0
		Distribution UG Secondary Lines	22.33%	0.00%	0.26%	10.13%	11.94%	0.00%	0.00%	0.00%	0.00%

11.	DEMDIST6	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	3,259,942	24,369	48,336	977,580	1,150,675	1,058,982	0	0	0
		Distribution OH Line Transformers	30.33%	0.23%	0.45%	9.10%	10.70%	9.85%	0.00%	0.00%	0.00%

12.	DEMDIST7	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	4,238,134	24,369	48,336	977,580	1,150,675	1,058,982	831,280	99,023	47,889
		Distribution UG Line Transformers	36.52%	0.21%	0.42%	8.42%	9.92%	9.13%	7.16%	0.85%	0.41%

13.	CUSTOH1	Weighted Customer Costs for Distribution Services ($)	74,615	196	188	52,563	17,734	3,934	0	0	0
		Distribution OH Services	13.30%	0.03%	0.03%	9.38%	3.16%	0.70%	0.00%	0.00%	0.00%

Supporting Schedule:	Recap Schedule:

N/A	G-3
G-4

Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 12/31/2007

				E-20		E-30, E-32	E-32	E-32	E-32
			General	(Church Rate)	Time-of-Use	(0 - 20 kW)	(21 - 100 kW)	(101 - 400 kW)	(401+ kW)	E-34	E-35
			Service	General Service	General Service	General Service	General Service	General Service	General Service	General Service	General Service
	Factor	Definition and Application of Allocation Factor	(J)	(K)	(L)	(M)	(N)	(O)	(P)	(Q)	(R)
14.	CUSTUG1	Weighted Customer Costs for Distribution Services ($)	52,999	137	155	36,635	9,796	3,240	2,509	271	256
		Distribution UG Services	9.65%	0.02%	0.03%	6.67%	1.78%	0.59%	0.46%	0.05%	0.05%

15.	DEMDIST10	NCP Demand @ Primary Line Level w/losses (KW)	3,659,956	20,205	37,104	682,143	926,441	888,007	788,818	203,259	113,979
		Distribution Rents	45.25%	0.25%	0.46%	8.43%	11.45%	10.99%	9.75%	2.51%	1.41%

16.	ENERGY1	Customer Class Energy @ Generation (MWH)	15,662,011	40,191	230,034	1,552,128	2,940,850	3,715,020	4,241,482	1,327,496	1,614,810
		Production - Energy	49.32%	0.13%	0.72%	4.89%	9.26%	11.69%	13.36%	4.18%	5.09%

17.	ENERGY2	Weighted Hourly Energy Allocator @ Generation	48.17	0.13	0.69	4.88	9.19	11.49	12.98	4.02	4.79
		Production - Energy (Fuel and Purchased Power)	48.17%	0.13%	0.69%	4.88%	9.19%	11.49%	12.98%	4.02%	4.79%

18.	CUST370	Weighted Costs for Distribution Meters ($)	374,782	2,318	1,320	185,523	140,675	32,052	11,010	1,266	618
		Distribution Meters	27.27%	0.17%	0.10%	13.50%	10.24%	2.33%	0.80%	0.09%	0.04%

19.	CUST371	Dusk to Dawn Customer Class Specific	0	0	0	0	0	0	0	0	0
		Dusk to Dawn	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

20.	CUST373	Street Lighting Customer Class Specific	0	0	0	0	0	0	0	0	0
		Street Lighting	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

21.	CUSTNUM	Number of Customer Accounts	119,680	344	222	92,424	20,807	4,661	1,157	39	26
		Customer Accounts	10.76%	0.03%	0.02%	8.32%	1.87%	0.42%	0.10%	0.00%	0.00%

22.	CUST910	Number of Customer Accounts	119,680	344	222	92,424	20,807	4,661	1,157	39	26
		Customer Service and Information	10.77%	0.03%	0.02%	8.33%	1.87%	0.42%	0.10%	0.00%	0.00%

23.	CUST916	Number of Customer Accounts	119,680	344	222	92,424	20,807	4,661	1,157	39	26
		Sales Expense	10.76%	0.03%	0.02%	8.32%	1.87%	0.42%	0.10%	0.00%	0.00%

24.	DEMREGAST	Average & Excess @ Generation - Retail [4CP Juris.]	0.4619	.0022	.0051	.0746	.1071	.1087	.1044	.0285	.0313
		Regulatory Asset - Demand Related	46.19%	0.22%	0.51%	7.46%	10.71%	10.87%	10.44%	2.85%	3.13%

25.	ERGREGAST	Customer Class Energy @ Generation (MWH)	15,662,011	40,191	230,034	1,552,128	2,940,850	3,715,020	4,241,482	1,327,496	1,614,810
		Regulatory Asset - Energy Related	49.32%	0.13%	0.72%	4.89%	9.26%	11.69%	13.36%	4.18%	5.09%

26.	ERGSYSBEN	Customer Class Energy @ Generation (MWH)	15,662,011	40,191	230,034	1,552,128	2,940,850	3,715,020	4,241,482	1,327,496	1,614,810
		System Benefits - Energy Related	49.32%	0.13%	0.72%	4.89%	9.26%	11.69%	13.36%	4.18%	5.09%

Supporting Schedule:	Recap Schedule:

N/A	G-3
G-4
Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 12/31/2007

				Residential	Residential	Residential	Residential	Residential
			Residential	E-10	E-12	EC-1	ET-1	ECT-1
	Factor	Definition and Application of Allocation Factor	(S)	(T)	(U)	(V)	(W)	(X)
1.	DEMPROD1	Average & Excess @ Generation - Retail [4CP Juris.]	0.5065	.0266	.1368	.0162	.2620	.0649
		Production Demand	50.65%	2.66%	13.68%	1.62%	26.20%	6.49%

2.	DEMPROD6	Specific Assignment	0	0	0	0	0	0
		Ancillary Service - Scheduling & Dispatch	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

3.	DEMTRAN1	Specific Assignment	0	0	0	0	0	0
		Transmission Substation	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

4.	DEMTRAN3	Specific Assignment	0	0	0	0	0	0
		Transmission Lines	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

5.	DEMTRAN4	Specific Assignment	0	0	0	0	0	0
		SCE Specific	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

6.	DEMDIST1	NCP Demand @ Substation Level w/losses (KW)	4,406,661	232,323	1,168,700	140,233	2,306,002	559,403
		Distribution Substation	53.20%	2.81%	14.11%	1.69%	27.84%	6.75%

7.	DEMDIST2	NCP Demand @ Primary Line Level w/losses (KW)	4,319,705	227,738	1,145,639	137,465	2,260,499	548,364
		Distribution OH Primary Lines	53.40%	2.82%	14.16%	1.70%	27.94%	6.78%

8.	DEMDIST3	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	4,352,670	232,042	1,415,049	116,077	2,117,507	471,995
		Distribution OH Secondary Lines	77.03%	4.11%	25.04%	2.05%	37.48%	8.35%

9.	DEMDIST4	NCP Demand @ Primary Line Level w/losses (KW)	4,319,707	227,738	1,145,639	137,465	2,260,499	548,366
		Distribution UG Primary Lines	53.87%	2.84%	14.29%	1.71%	28.19%	6.84%

10.	DEMDIST5	Individual Maximum Demand @ Secondary Line Level w/losses (KW)	4,352,670	232,042	1,415,049	116,077	2,117,507	471,995
		Distribution UG Secondary Lines	77.03%	4.11%	25.04%	2.05%	37.48%	8.35%

11.	DEMDIST6	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	7,327,151	390,612	2,382,051	195,400	3,564,546	794,542
		Distribution OH Line Transformers	68.22%	3.64%	22.18%	1.82%	33.18%	7.40%

12.	DEMDIST7	Individual Maximum Demand @ Secondary TXF Level w/losses (KW)	7,327,151	390,612	2,382,051	195,400	3,564,546	794,542
		Distribution UG Line Transformers	63.15%	3.37%	20.53%	1.68%	30.72%	6.85%

13.	CUSTOH1	Weighted Customer Costs for Distribution Services ($)	482,911	27,534	221,194	8,802	189,829	35,552
		Distribution OH Services	86.22%	4.92%	39.49%	1.57%	33.89%	6.35%

Supporting Schedule:	Recap Schedule:

N/A	G-3
G-4

Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
COST OF SERVICE STUDY
DEVELOPMENT OF ALLOCATION FACTORS
ADJUSTED TEST YEAR ENDED 12/31/2007

				Residential	Residential	Residential	Residential	Residential
			Residential	E-10	E-12	EC-1	ET-1	ECT-1
	Factor	Definition and Application of Allocation Factor	(S)	(T)	(U)	(V)	(W)	(X)

14.	CUSTUG1	Weighted Customer Costs for Distribution Services ($)	496,226	28,293	227,293	9,044	195,064	36,532
		Distribution UG Services	90.35%	5.15%	41.38%	1.65%	35.52%	6.65%

15.	DEMDIST10	NCP Demand @ Primary Line Level w/losses (KW)	4,319,705	227,738	1,145,639	137,465	2,260,499	548,364
		Distribution Rents	53.40%	2.82%	14.16%	1.70%	27.94%	6.78%

16.	ENERGY1	Customer Class Energy @ Generation (MWH)	14,790,282	767,917	4,287,493	482,472	7,286,229	1,966,171
		Production - Energy	46.57%	2.42%	13.50%	1.52%	22.94%	6.19%

17.	ENERGY2	Weighted Hourly Energy Allocator @ Generation	47.80	2.46	13.74	1.55	23.76	6.29
		Production - Energy (Fuel and Purchased Power)	47.80%	2.46%	13.74%	1.55%	23.76%	6.29%

18.	CUST370	Weighted Costs for Distribution Meters ($)	979,138	35,154	282,401	24,865	536,282	100,436
		Distribution Meters	71.25%	2.56%	20.55%	1.81%	39.02%	7.31%

19.	CUST371	Dusk to Dawn Customer Class Specific	0	0	0	0	0	0
		Dusk to Dawn	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

20.	CUST373	Street Lighting Customer Class Specific	0	0	0	0	0	0
		Street Lighting	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

21.	CUSTNUM	Number of Customer Accounts	979,138	55,828	448,487	17,846	384,893	72,084
		Customer Accounts	88.10%	5.02%	40.35%	1.61%	34.63%	6.49%

22.	CUST910	Number of Customer Accounts	979,138	55,828	448,487	17,846	384,893	72,084
		Customer Service and Information	88.22%	5.03%	40.41%	1.61%	34.68%	6.49%

23.	CUST916	Number of Customer Accounts	979,138	55,828	448,487	17,846	384,893	72,084
		Sales Expense	88.10%	5.02%	40.35%	1.61%	34.63%	6.49%

24.	DEMREGAST	Average & Excess @ Generation - Retail [4CP Juris.]	0.5065	.0266	.1368	.0162	.2620	.0649
		Regulatory Asset - Demand Related	50.65%	2.66%	13.68%	1.62%	26.20%	6.49%

25.	ERGREGAST	Customer Class Energy @ Generation (MWH)	14,790,282	767,917	4,287,493	482,472	7,286,229	1,966,171
		Regulatory Asset - Energy Related	46.57%	2.42%	13.50%	1.52%	22.94%	6.19%

26.	ERGSYSBEN	Customer Class Energy @ Generation (MWH)	14,790,282	767,917	4,287,493	482,472	7,286,229	1,966,171
		System Benefits - Energy Related	46.57%	2.42%	13.50%	1.52%	22.94%	6.19%

Supporting Schedule:	Recap Schedule:

N/A	G-3
G-4

Schedule G-7

ARIZONA PUBLIC SERVICE COMPANY
SUMMARY OF BASE REVENUES BY CUSTOMER CLASSIFICATION
PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007 ADJUSTED

		Base Revenues in the Test Year (a)		Proposed Increase (b)			Bill Impacts
		(A)	(B)	(C)	(D)	(E)	(F)	(G)
		Present	Proposed			PSA	Net of PSA	Net of PSA
Line		Rates (1),(2)	Rates (2)	Amount		Impacts (3)	Impact (3)	Impact (3)	Line
No.	Customer Classification	($000)	($000)	($000)%		($000)	($000)%		No.
				(B) - (A)	(C) / (A)
1.	Residential	1,347,035	1,579,685	232,650	17.27%	(79,859)	152,791	11.34%	1.
2.	General Service	1,240,168	1,447,768	207,600	16.74%	(87,217)	120,383	9.71%	2.
3.	Irrigation/Water Pumping	25,376	28,497	3,121	12.30%	(1,989)	1,132	4.46%	3.
4.	Outdoor Lighting	17,372	20,744	3,372	19.41%	(758)	2,614	15.05%	4.
5.	Dusk to Dawn Lighting Service	7,496	8,947	1,451	19.36%	(154)	1,297	17.30%	5.

6.	Total Sales to Ultimate Retail Customers	2,637,447	3,085,641	448,194	16.99%	(169,977)	278,217	10.55%	6.
NOTES TO SCHEDULE:
1)	Base Revenues under Present Rates reflect adjusted test year revenues including applicable proforma adjustments.

2)	Present and Proposed Rates base revenues include transmission. Costs based on OATT rates effective during test year.

3)	Reflects reduction in PSA revenues/charges due to requested increase in base fuel rate.

Supporting Schedules:	Recap Schedules:
(a) H-2	(b) A-1
Schedule H-1

ARIZONA PUBLIC SERVICE COMPANY
ANALYSIS OF BASE REVENUES BY DETAILED CLASS
TEST YEAR ENDING DECEMBER 31, 2007 ADJUSTED

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)	(N)
				Average	Base Revenues	Proposed				Increase -Base Rates			Bill Impacts
		Average	Adjusted	Annual	under		Base	Transmission	Total			PSA	Net of PSA	Net of PSA
Line	Customer Classification	Number of	MWh	kWh Usage	Present Rates1)	Proposed	Revenues	Revenues	Revenues	Amount		Impacts8)	Impacts8)	Impacts8)	Line
No.	and Current Rate Designation	Customers	Sales	per Customer	($000)	Rate Designation	($000)	($000)	($000)	($000)%		($000)	($000)%		No.
				[(C) x 1000] / (B)						(I) - (E)	(J) / (E)
1 .	Residential														1.
2 .	E-10	62,712	526,327	8,393	57,215	E-12	63,903	2,717	66,620	9,405	16.44%	(3,100)	6,305	11.02%	2.
3 .	E-12	447,532	4,053,590	9,058	442,588	E-12	494,535	20,785	515,320	72,732	16.43%	(23,880)	48,852	11.04%	3.
4 .	EC-1	17,348	343,675	19,811	32,443	ECT-1R	36,400	1,751	38,151	5,708	17.59%	(2,024)	3,684	11.36%	4.
5 .	ET-1	353,442	6,181,124	17,488	594,946	ET-1	667,843	31,529	699,372	104,426	17.55%	(36,411)	68,015	11.43%	5.
6 .	ECT-1R	48,110	1,418,894	29,493	122,822	ECT-1R	138,661	7,251	145,912	23,090	18.80%	(8,358)	14,732	11.99%	6.
7 .	ET-2	29,822	724,545	24,296	70,808	ET-2	79,523	3,712	83,235	12,427	17.55%	(4,268)	8,159	11.52%	7.
8 .	ECT-2	7,046	308,660	43,806	26,213	ECT-2	29,488	1,587	31,075	4,862	18.55%	(1,818)	3,044	11.61%	8.

9 .	Total Residential	966,012	13,556,815	14,034	1,347,035		1,510,353	69,332	1,579,685	232,650	17.27%	(79,859)	152,791	11.34%	9.
10 .															10.
11 .	General Service														11.
12 .	E-20	329	34,392	104,535	3,267	E-20	3,631	296	3,927	660	20.20%	(203)	457	13.99%	12.
13 .	E-21	20	1,037	51,850	123	E-32TOU	139	6	145	22	17.89%	(6)	16	13.01%	13.
14 .	E-22	13	2,622	201,692	308	E-32TOU	350	18	368	60	19.48%	(15)	45	14.61%	14.
15 .	E-23	84	19,246	229,119	1,749	E-32TOU	1,977	76	2,053	304	17.38%	(113)	191	10.92%	15.
16 .	E-24	38	111,865	2,943,816	7,722	E-32TOU	8,699	317	9,016	1,294	16.76%	(659)	635	8.22%	16.
17 .	E-30	4,618	5,648	1,223	1,134	E-30	1,334	12	1,346	212	18.69%	(33)	179	15.78%	17.
18 .	E-32 (0 to 20 KW)	89,228	1,435,595	16,089	172,703	E-32 (0 to 20 KW)	198,866	6,087	204,953	32,250	18.67%	(8,457)	23,793	13.78%	18.
19 .	E-32 (21 to 100 KW)	18,248	2,727,984	149,495	272,756	E-32 (21 to 100 KW)	303,734	14,223	317,957	45,201	16.57%	(16,070)	29,131	10.68%	19.
20 .	E-32 (101 to 400 KW)	4,058	3,468,621	854,761	292,377	E-32 (101 to 400 KW)	325,073	14,730	339,803	47,426	16.22%	(20,433)	26,993	9.23%	20.
21 .	E-32 (401+ kw)	1,006	4,067,019	4,042,762	306,941	E-32 (401+ kw)	340,594	14,666	355,260	48,319	15.74%	(23,958)	24,361	7.94%	21.
22 .	E-32 TOU	64	76,981	1,202,828	5,526	E-32TOU	6,349	75	6,424	898	16.25%	(453)	445	8.05%	22.
23 .	E-34	39	1,282,858	32,893,795	84,806	E-34	94,544	4,280	98,824	14,018	16.53%	(7,557)	6,461	7.62%	23.
24 .	E-35	20	1,554,899	77,744,950	89,217	E-35	101,039	4,857	105,896	16,679	18.69%	(9,160)	7,519	8.43%	24.
25 .	E-40	1	1	1,000	1	E-40	2	—	2	1	18.62%	—	1	11.60%	25.
26 .	E-51	1	8,748	8,748,000	602	E-56	698	29	727	125	20.76%	(52)	73	12.13%	26.
27 .	E-55	1	8,170	8,170,000	936	E-56	1,035	32	1,067	131	14.00%	(48)	83	8.87%	27.

28 .	Total General Service	117,768	14,805,686	125,719	1,240,168		1,388,064	59,704	1,447,768	207,600	16.74%	(87,217)	120,383	9.71%	28.
29 .															29.
30 .	Irrigation and Water Pumping														30.
31 .	E-38, E-38-8T, E-38TOW	71	5,658	79,690	430	E-221, E-221-8T, E-221TOW	443	26	469	39	9.07%	(33)	6	1.40%	31.
32 .	E-221, E-221-8T, E-221TOW	1,397	332,112	237,732	24,946	E-221, E-221-8T, E-221TOW	25,918	2,110	28,028	3,082	12.35%	(1,956)	1,126	4.51%	32.

33 .	Total Irrigation	1,468	337,770	230,089	25,376		26,361	2,136	28,497	3,121	12.30%	(1,989)	1,132	4.46%	33.
34 .															34.
35 .	Outdoor Lighting														35.
36 .	E-58	600	31,868	53,113	8,719	E-58	10,271	135	10,406	1,687	19.35%	(188)	1,499	17.19%	36.
37 .	E-59, City Streetlight Contracts	243	82,185	338,210	7,635	E-59, City Streetlight Contracts	8,773	348	9,121	1,486	19.46%	(484)	1,002	13.12%	37.
38 .	E-67	189	3,944	20,868	178	E-67	198	17	215	37	20.79%	(23)	14	7.87%	38.
39 .	Contract	40	10,753	268,825	840	Contract	957	45	1,002	162	19.29%	(63)	99	11.79%	39.

40 .	Total Outdoor Lighting	1,072	128,750	120,103	17,372		20,199	545	20,744	3,372	19.41%	(758)	2,614	15.05%	40.
41 .															41.
42 .	Dusk to Dawn Lighting Service	See Note 5	26,102	See Note 5	7,496		8,836	111	8,947	1,451	19.36%	(154)	1,297	17.30%	42.
43 .															43.

44 .	Total Sales to Ultimate Retail Customers	1,086,320	28,855,123	26,562	2,637,447		2,953,813	131,828	3,085,641	448,194	16.99%	(169,977)	278,217	10.55%	44.
NOTES TO SCHEDULE:

1)	Base Revenues under Present Rates reflect adjusted test year revenues based on rates established in Decision No. 69663.

2)	EPR Rate Schedules and Share the Light Rate Schedules are included in each customer’s primary billing rate schedule.

3)	The following rate schedules will not change: Rate Schedules Solar-2, Solar-3, SP-1, E-53, E-54, E-114, E-116, E-145, E-249, and Rate Schedules E-3 and E-4.

4)	Rate Schedule E-36 is not included as proposed price changes are market-related.

5)	Dusk to Dawn Lighting customers are included in residential and general service counts as this service is included on each customer’s primary billing.

6)	This schedule excludes Rate Schedules ET-SP, CPP-GS, GPS-1, GPS-2, E-56 and SC-S.

7)	Transmission revenues based on OATT charges effective during test year.

8)	Reflects reduction in PSA revenues/charges due to requested increase in base fuel rate.

Supporting Schedules:	Recap Schedules:
N/A	(a) H-1
Schedule H-2

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)

1	E-3	Residential Energy	Rate	Sum & Win	For Bills 0-400 kWh	40%	disc.						1
2		Support Program			For Bills 401-800 kWh	26%	disc.	NO CHANGE					2
3					For Bills 801-1200 kWh	14%	disc.						3
4					For Bills 1201 kWh and above	$13.00	disc.						4

5													5

6	E-4	Medical Care	Rate	Sum & Win	For Bills 0-800 kWh	40%	disc.						6
7		Equipment			For Bills 801-1400 kWh	26%	disc.	NO CHANGE					7
8		Support Program			For Bills 1401-2000 kWh	14%	disc.						8
9					For Bills 2001 kWh and above	$26.00	disc.						9

10													10

11	E-10	Residential Service	Rate	Summer									11
12	(INTERIM)												12
13													13
14													14
15					RATE E-10 CANCELLED PER A.C.C. DECISION NO. 69663;			RATE E-10 CANCELLED PER A.C.C. DECISION NO. 69663;					15
16				Winter	CUSTOMERS MOVED TO RATE E-12.			CUSTOMERS MOVED TO RATE E-12.					16
17													17
18													18
19			Minimum	Sum & Win									19

20													20
21	E-12	Residential Service	Rate	Summer	Basic Service Charge	$0.253	/day	Basic Service Charge	$0.343	/day	$0.09000	/day	21
22					First 400 kWh	0.08570	/kWh	0-400 kWh	0.09314	/kWh	0.00744	/kWh	22
23					Next 400 kWh	0.12175	/kWh	401-800 kWh	0.13231	/kWh	0.01056	/kWh	23
24					All additional kWh	0.14427	/kWh	801-3000 kWh	0.15679	/kWh	0.01252	/kWh	24
25								3001 kWh and above	0.16987	/kWh	0.02560	/kWh	25
26													26
27				Winter	Basic Service Charge	$0.253	/day	Basic Service Charge	$0.343	/day	$0.09000	/day	27
28					All kWh	0.08327	/kWh	All kWh	0.09050	/kWh	0.00723	/kWh	28
29													29
30			Minimum	Sum & Win	Basic Service Charge	$0.253	/day	Basic Service Charge	$0.343	/day	$0.09000	/day	30
31													31

32	EC-1	Residential Service	Rate	Summer									32
33	(INTERIM)	With Demand Charge											33
34													34
35					RATE EC-1 CANCELLED PER A.C.C. DECISION NO. 69663;			RATE EC-1 CANCELLED PER A.C.C. DECISION NO. 69663;					35
36				Winter	CUSTOMERS MOVED TO RATE ECT-1R.			CUSTOMERS MOVED TO RATE ECT-1R.					36
37													37
38													38
39													39
40			Minimum	Sum & Win									40

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components. 2) Present rates effective 7/01/2007.	Schedule H-3 Page 1 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
41													41
42	ET-1	Residential Service	Rate	Summer	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	42
43		Time of Use			All On-Peak kWh	0.15810	/kWh	All On-Peak kWh	0.17888	/kWh	0.02078	/kWh	43
44					All Off-Peak kWh	0.05110	/kWh	All Off-Peak kWh	0.05782	/kWh	0.00672	/kWh	44
45													45
46				Winter	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	46
47					All On-Peak kWh	0.12845	/kWh	All On-Peak kWh	0.14533	/kWh	0.01688	/kWh	47
48					All Off-Peak kWh	0.04925	/kWh	All Off-Peak kWh	0.05572	/kWh	0.00647	/kWh	48
49													49
50			Minimum	Sum & Win	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	50
51													51
52	ET-2	Residential Service	Rate	Summer	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	52
53		Time of Use			All On-Peak kWh	0.21601	/kWh	All On-Peak kWh	0.24465	/kWh	0.02864	/kWh	53
54					All Off-Peak kWh	0.05413	/kWh	All Off-Peak kWh	0.06131	/kWh	0.00718	/kWh	54
55													55
56				Winter	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	56
57					All On-Peak kWh	0.17519	/kWh	All On-Peak kWh	0.19842	/kWh	0.02323	/kWh	57
58					All Off-Peak kWh	0.05412	/kWh	All Off-Peak kWh	0.06130	/kWh	0.00718	/kWh	58
59													59
60			Minimum	Sum & Win	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	60
61													61
62	ECT-1R	Residential Service	Rate	Summer	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	62
63		Time of Use with			All On-Peak kW	11.86	/kW	All On-Peak kW	12.275	/kW	0.41500	/kW	63
64		Demand Charge			All On-Peak kWh	0.06593	/kWh	All On-Peak kWh	0.08005	/kWh	0.01412	/kWh	64
65					All Off-Peak kWh	0.03689	/kWh	All Off-Peak kWh	0.04479	/kWh	0.00790	/kWh	65
66													66
67				Winter	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	67
68					All On-Peak kW	8.15	/kW	All On-Peak kW	8.435	/kW	0.28500	/kW	68
69					All On-Peak kWh	0.04975	/kWh	All On-Peak kWh	0.06041	/kWh	0.01066	/kWh	69
70					All Off-Peak kWh	0.03526	/kWh	All Off-Peak kWh	0.04281	/kWh	0.00755	/kWh	70
71													71
72			Minimum	Sum & Win	Minimum	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	72
73													73
74	ECT-2	Residential Service	Rate	Summer	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	74
75		Time of Use with			All On-Peak kW	11.87	/kW	All On-Peak kW	12.269	/kW	0.39900	/kW	75
76		Demand Charge			All On-Peak kWh	0.07833	/kWh	All On-Peak kWh	0.09456	/kWh	0.01623	/kWh	76
77					All Off-Peak kWh	0.03864	/kWh	All Off-Peak kWh	0.04664	/kWh	0.00800	/kWh	77
78													78
79				Winter	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	79
80					All On-Peak kW	8.15	/kW	All On-Peak kW	8.424	/kW	0.27400	/kW	80
81					All On-Peak kWh	0.05150	/kWh	All On-Peak kWh	0.06217	/kWh	0.01067	/kWh	81
82					All Off-Peak kWh	0.03784	/kWh	All Off-Peak kWh	0.04568	/kWh	0.00784	/kWh	82
83													83
84			Minimum	Sum & Win	Minimum	$0.493	/day	Basic Service Charge	$0.509	/day	$0.01600	/day	84

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components. 2) Present rates effective 7/01/2007.	Schedule H-3 Page 2 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31,2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)

85													85

86	ET-SP	Residential Service	Rate	Super Peak				Basic Service Charge	$0.509	/day	$0.50900	/day	86
87				Summer				All Super-Peak kWh	0.49465	/kWh	0.49465	/kWh	87
88		Time of Use						All On-Peak kWh	0.24465	/kWh	0.24465	/kWh	88
89								All Off-Peak kWh	0.05259	/kWh	0.05259	/kWh	89
90													90
91				Summer				Basic Service Charge	$0.509	/day	$0.50900	/day	91
92								All On-Peak kWh	0.24465	/kWh	0.24465	/kWh	92
93					PROPOSED NEW SCHEDULE			All Off-Peak kWh	0.05259	/kWh	0.05259	/kWh	93
94													94
95				Winter				Basic Service Charge	$0.509	/day	$0.50900	/day	95
96								All On-Peak kWh	0.19842	/kWh	0.19842	/kWh	96
97								All Off-Peak kWh	0.05259	/kWh	0.05259	/kWh	97
98				Sup. Pk. Sum,									98
99			Minimum	Sum & Win				Basic Service Charge	$0.509	/day	$0.50900	/day	99

100													100
101	E-20	General Service	Rate	Summer	Basic Service Charge	$0.941	/day	Basic Service Charge	$1.131	/day	$0.19000	/day	101
102		Time of Use for			All On-Peak kW	2.112	/kW	All On-Peak kW	0.954	/kW	(1.15800)	/kW	102
103		Religious Houses of			Excess Off-Peak kW	1.056	/kW	Excess Off-Peak kW	0.477	/kW	(0.57900)	/kWh	103
104		Worship			All On-Peak kWh	0.12704	/kWh	All On-Peak kWh	0.15272	/kWh	0.02568	/kWh	104
105					All Off-Peak kWh	0.06136	/kWh	All Off-Peak kWh	0.07377	/kWh	0.01241	/kWh	105
106													106
107				Winter	Basic Service Charge	$0.941	/day	Basic Service Charge	$1.131	/day	$0.19000	/day	107
108					All On-Peak kW	1.905	/kW	All On-Peak kW	0.705	/kW	(1.20000)	/kW	108
109					Excess Off-Peak kW	0.953	/kW	Excess Off-Peak kW	0.353	/kW	(0.60000)	/kWh	109
110					All On-Peak kWh	0.11170	/kWh	All On-Peak kWh	0.13428	/kWh	0.02258	/kWh	110
111					All Off-Peak kWh	0.05500	/kWh	All Off-Peak kWh	0.06612	/kWh	0.01112	/kWh	111
112													112
113			Minimum	Sum & Win	Basic Service Charge	$0.941	/day	Basic Service Charge	$1.131	/day	$0.19000	/day	113
114					Demand Charge	1.724	/kW	Demand Charge	0.488	/kW	(1.23600)	/kW	114
115													115

116	E-21	General Service	Rate	Summer									116
117		Time of Use											117
118		Less Than 100 kW											118
119													119
120													120
121													121
122				Winter	RATE E-21 CANCELLED PER A.C.C. DECISION NO. 69663;			RATE E-21 CANCELLED PER A.C.C. DECISION NO. 69663;					122
123					CUSTOMERS MOVED TO E-32TOU			CUSTOMERS MOVED TO E-32TOU					123
124													124
125													125
126													126
127													127
128			Minimum	Sum & Win									128
129													129

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components. 2) Present rates effective 7/01/2007.	Schedule H-3 Page 3 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
130													130

131	E-22	Small General Service	Rate	Summer									131
132		Time of Use											132
133													133
134													134
135													135
136													136
137				Winter	RATE E-22 CANCELLED PER A.C.C. DECISION NO. 69663;			RATE E-22 CANCELLED PER A.C.C. DECISION NO. 69663;					137
138					CUSTOMERS MOVED TO E-32TOU			CUSTOMERS MOVED TO E-32TOU					138
139													139
140													140
141													141
142													142
143			Minimum	Sum & Win									143
144													144

145													145

146	E-23	Medium General Service	Rate	Summer									146
147		Time of Use											147
148													148
149													149
150													150
151													151
152				Winter	RATE E-23 CANCELLED PER A.C.C. DECISION NO. 69663;			RATE E-23 CANCELLED PER A.C.C. DECISION NO. 69663;					152
153					CUSTOMERS MOVED TO E-32TOU			CUSTOMERS MOVED TO E-32TOU					153
154													154
155													155
156													156
157													157
158			Minimum	Sum & Win									158
159													159

160													160

161	E-24	Large General Service	Rate	Summer									161
162		Time of Use											162
163													163
164													164
165													165
166													166
167				Winter	RATE E-24 CANCELLED PER A.C.C. DECISION NO. 69663;			RATE E-24 CANCELLED PER A.C.C. DECISION NO. 69663;					167
168					CUSTOMERS MOVED TO E-32TOU			CUSTOMERS MOVED TO E-32TOU					168
169													169
170													170
171													171
172													172
173			Minimum	Sum & Win									173
174													174

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components. 2) Present rates effective 7/01/2007.	Schedule H-3 Page 4 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31,2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
175													175
176	E-30	Extra Small General	Rate	Summer	Basic Service Charge	$0.275	/day	Basic Service Charge	$0.332	/day	$0.05700	/day	176
177		Service Unmetered			All kWh	0.12782	/kWh	All kWh	0.14796	/kWh	0.02014	/kWh	177
178													178
179				Winter	Basic Service Charge	$0.275	/day	Basic Service Charge	$0.332	/day	$0.05700	/day	179
180					All kWh	0.11472	/kWh	All kWh	0.13224	/kWh	0.01752	/kWh	180
181													181
182	E-32 XS	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$0.591	/day	$0.01600	/day	182
183	(Presently	20 kW or Less			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	183
184	E-32)				BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	184
185					First 5,000 kWh: Secondary	0.11438	/kWh	First 5,000 kWh: Secondary	0.13539	/kWh	0.02101	/kWh	185
186					All remaining kWh: Secondary	0.06254	/kWh	All remaining kWh: Secondary	0.07630	/kWh	0.01376	/kWh	186
187					First 5,000 kWh: Primary	0.11160	/kWh	First 5,000 kWh: Primary	0.11439	/kWh	0.00279	/kWh	187
188					All remaining kWh: Primary	0.05976	/kWh	All remaining kWh: Primary	0.07070	/kWh	0.01094	/kWh	188
189													189
190				Winter	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$0.591	/day	$0.01600	/day	190
191					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	191
192					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	192
193					First 5,000 kWh: Secondary	0.09929	/kWh	First 5,000 kWh: Secondary	0.11376	/kWh	0.01447	/kWh	193
194					All remaining kWh: Secondary	0.04745	/kWh	All remaining kWh: Secondary	0.05467	/kWh	0.00722	/kWh	194
195					First 5,000 kWh: Primary	0.09651	/kWh	First 5,000 kWh: Primary	0.10816	/kWh	0.01165	/kWh	195
196					All remaining kWh: Primary	0.04467	/kWh	All remaining kWh: Primary	0.04907	/kWh	0.00440	/kWh	196
197													197
198			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$0.591	/day	$0.01600	/day	198
199					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	199
200					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	200

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components. 2) Present rates effective 7/01/2007.	Schedule H-3 Page 5 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31,2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
201													201
202	E-32 S	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	202
203	(Presently	21-100 kW			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	203
204	E-32)				BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	204
205					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	7.557	/kW	(0.92000)	/kW	205
206					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	3.801	/kW	(0.70800)	/kW	206
207					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	5.892	/kW	(1.97291)	/kW	207
208					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	2.136	/kW	(1.76091)	/kW	208
209					First 200 kWh per kW	0.09115	/kWh	First 200 kWh per kW	0.10879	/kWh	0.01764	/kWh	209
210					All remaining kWh	0.05330	/kWh	All remaining kWh	0.06346	/kWh	0.01016	/kWh	210
211													211
212			Rate	Winter	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	212
213					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	213
214					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	214
215					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	7.557	/kW	(0.92000)	/kW	215
216					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	3.801	/kW	(0.70800)	/kW	216
217					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	5.892	/kW	(1.97291)	/kW	217
218					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	2.136	/kW	(1.76091)	/kW	218
219					First 200 kWh per kW	0.07613	/kWh	First 200 kWh per kW	0.09080	/kWh	0.01467	/kWh	219
220					All remaining kWh	0.03828	/kWh	All remaining kWh	0.04548	/kWh	0.00720	/kWh	220
221													221
222			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	222
223					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	223
224					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	224
225					Minimum Demand Charge:	1.910	/kW	Minimum Demand Charge:	2.094	/kW	0.18400	/kW	225

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components. 2) Present rates effective 7/01/2007.	Schedule H-3 Page 6 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
226													226
227	E-32 M	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	227
228	(Presently	101- 400 kW			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	228
229	E-32)				BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	229
230					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	230
231					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	8.406	/kW	(0.07100)	/kW	231
232					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	4.240	/kW	(0.26900)	/kW	232
233					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	7.574	/kW	(0.29108)	/kW	233
234					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	3.408	/kW	(0.48908)	/kW	234
235					First 100 kW: Transmission	6.132	/kW	First 100 kW: Transmission	2.806	/kW	(3.32600)	/kW	235
236					All remaining kW: Transmission	2.164	/kW	All remaining kW: Transmission	0.130	/kW	(2.03400)	/kW	236
237					First 200 kWh per kW	0.09115	/kWh	First 200 kWh per kW	0.10419	/kWh	0.01304	/kWh	237
238					All remaining kWh	0.05330	/kWh	All remaining kWh	0.06134	/kWh	0.00804	/kWh	238
239													239
240			Rate	Winter	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	240
241					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	241
242					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	242
243					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	243
244					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	8.406	/kW	(0.07100)	/kW	244
245					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	4.240	/kW	(0.26900)	/kW	245
246					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	7.574	/kW	(0.29108)	/kW	246
247					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	3.408	/kW	(0.48908)	/kW	247
248					First 100 kW: Transmission	6.132	/kW	First 100 kW: Transmission	2.806	/kW	(3.32600)	/kW	248
249					All remaining kW: Transmission	2.164	/kW	All remaining kW: Transmission	0.130	/kW	(2.03400)	/kW	249
250					First 200 kWh per kW	0.07613	/kWh	First 200 kWh per kW	0.08719	/kWh	0.01106	/kWh	250
251					All remaining kWh	0.03828	/kWh	All remaining kWh	0.04434	/kWh	0.00606	/kWh	251
252													252
253			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	253
254					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	254
255					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	255
256					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	256
257					Minimum Demand Charge:	1.910	/kW	Minimum Demand Charge:	2.330	/kW	0.42000	/kW	257
258													258
259	E-32 L	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	259
260	(Presently	401 kW and above			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	260
261	E-32)				BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	261
262					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	262
263					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	8.710	/kW	0.23300	/kW	263
264					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	4.386	/kW	(0.12300)	/kW	264
265					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	8.132	/kW	0.26700	/kW	265
266					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	3.808	/kW	(0.08900)	/kW	266
267					First 100 kW: Transmission	6.132	/kW	First 100 kW: Transmission	3.110	/kW	(3.02200)	/kW	267
268					All remaining kW: Transmission	2.164	/kW	All remaining kW: Transmission	0.276	/kW	(1.88800)	/kW	268
269					First 200 kWh per kW	0.09115	/kWh	First 200 kWh per kW	0.10117	/kWh	0.01002	/kWh	269
270					All remaining kWh	0.05330	/kWh	All remaining kWh	0.06113	/kWh	0.00783	/kWh	270
271													271
272			Rate	Winter	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	272
273					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	273
274					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	274
275					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	275
276					First 100 kW: Secondary	8.477	/kW	First 100 kW: Secondary	8.710	/kW	0.23300	/kW	276
277					All remaining kW: Secondary	4.509	/kW	All remaining kW: Secondary	4.386	/kW	(0.12300)	/kW	277
278					First 100 kW: Primary	7.865	/kW	First 100 kW: Primary	8.132	/kW	0.26700	/kW	278
279					All remaining kW: Primary	3.897	/kW	All remaining kW: Primary	3.808	/kW	(0.08900)	/kW	279
280					First 100 kW: Transmission	6.132	/kW	First 100 kW: Transmission	3.110	/kW	(3.02200)	/kW	280
281					All remaining kW: Transmission	2.164	/kW	All remaining kW: Transmission	0.276	/kW	(1.88800)	/kW	281
282					First 200 kWh per kW	0.07613	/kWh	First 200 kWh per kW	0.08528	/kWh	0.00915	/kWh	282
283					All remaining kWh	0.03828	/kWh	All remaining kWh	0.04524	/kWh	0.00696	/kWh	283
284													284
285			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.068	/day	$0.49300	/day	285
286					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	286
287					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	287
288					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	288
289					Minimum Demand Charge:	1.910	/kW	Minimum Demand Charge:	2.414	/kW	0.50400	/kW	289

Supporting Schedules:
N/A	Recap Schedules:
N/A
NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Schedule H-3
2) Present rates effective 7/01/2007.	Page 7 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
290													290

291	E-32R	Partial Requirements	Rate	Sum & Win	Billed on Rate E-32 or Rate E-32TOU			RATE E-32R PROPOSE TO CANCEL;					291
292		General Service						CUSTOMERS MOVE TO E-56					292

293			Minimum	Sum & Win	Includes contract minimums in kW determination								293

294													294
295	E-32TOU XS	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$0.624	/day	$0.01600	/day	295
296	(Presently	Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	296
297	E-32TOU)	20 kW or Less			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	297
298					First 5,000 On-Peak kWh: Secondary	0.14329	/kWh	First 5,000 On-Peak kWh: Secondary	0.17149	/kWh	0.02820	/kWh	298
299					All remaining On-Peak kWh: Secondary	0.07118	/kWh	All remaining On-Peak kWh: Secondary	0.08217	/kWh	0.01099	/kWh	299
300					First 5,000 Off-Peak kWh: Secondary	0.10607	/kWh	First 5,000 Off-Peak kWh: Secondary	0.12555	/kWh	0.01948	/kWh	300
301					All remaining Off-Peak kWh: Secondary	0.03849	/kWh	All remaining Off-Peak kWh: Secondary	0.04189	/kWh	0.00340	/kWh	301
302					First 5,000 On-Peak kWh: Primary	0.14047	/kWh	First 5,000 On-Peak kWh: Primary	0.16939	/kWh	0.02892	/kWh	302
303					All remaining On-Peak kWh: Primary	0.06770	/kWh	All remaining On-Peak kWh: Primary	0.08007	/kWh	0.01237	/kWh	303
304					First 5,000 Off-Peak kWh: Primary	0.10325	/kWh	First 5,000 Off-Peak kWh: Primary	0.12345	/kWh	0.02020	/kWh	304
305					All remaining Off-Peak kWh: Primary	0.03567	/kWh	All remaining Off-Peak kWh: Primary	0.03979	/kWh	0.00412	/kWh	305
306													306
307				Winter	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$0.624	/day	$0.01600	/day	307
308					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	308
309					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	309
310					First 5,000 On-Peak kWh: Secondary	0.12847	/kWh	First 5,000 On-Peak kWh: Secondary	0.15326	/kWh	0.02479	/kWh	310
311					All remaining On-Peak kWh: Secondary	0.05633	/kWh	All remaining On-Peak kWh: Secondary	0.06389	/kWh	0.00756	/kWh	311
312					First 5,000 Off-Peak kWh: Secondary	0.09124	/kWh	First 5,000 Off-Peak kWh: Secondary	0.10732	/kWh	0.01608	/kWh	312
313					All remaining Off-Peak kWh: Secondary	0.02766	/kWh	All remaining Off-Peak kWh: Secondary	0.02858	/kWh	0.00092	/kWh	313
314					First 5,000 On-Peak kWh: Primary	0.12565	/kWh	First 5,000 On-Peak kWh: Primary	0.15116	/kWh	0.02551	/kWh	314
315					All remaining On-Peak kWh: Primary	0.05285	/kWh	All remaining On-Peak kWh: Primary	0.06179	/kWh	0.00894	/kWh	315
316					First 5,000 Off-Peak kWh: Primary	0.08842	/kWh	First 5,000 Off-Peak kWh: Primary	0.10522	/kWh	0.01680	/kWh	316
317					All remaining Off-Peak kWh: Primary	0.02484	/kWh	All remaining Off-Peak kWh: Primary	0.02648	/kWh	0.00164	/kWh	317
318													318
319			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$0.624	/day	$0.01600	/day	319
320					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.150	/day	0.01600	/day	320
321					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	2.942	/day	0.01600	/day	321

Supporting Schedules:
N/A	Recap Schedules:
N/A
NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Schedule H-3
2) Present rates effective 7/01/2007.	Page 8 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
322													322
323	E-32TOU S	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	323
324	(Presently	Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	324
325	E-32TOU)	21-100 kW			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	325
326					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	12.596	/kW	0.19600	/kW	326
327					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	7.729	/kW	(0.69100)	/kW	327
328					First 100 Off-Peak kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	5.429	/kW	0.67400	/kW	328
329					All remaining Off-Peak kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	3.016	/kW	0.36800	/kW	329
330					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	11.096	/kW	(0.90600)	/kW	330
331					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	6.979	/kW	(1.38200)	/kW	331
332					First 100 Off-Peak kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	4.729	/kW	0.47300	/kW	332
333					All remaining Off-Peak kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.616	/kW	0.03700	/kW	333
334					All On-Peak kWh:	0.06312	/kWh	All On-Peak kWh:	0.07528	/kWh	0.01216	/kWh	334
335					All Off-Peak kWh:	0.05016	/kWh	All Off-Peak kWh:	0.05973	/kWh	0.00957	/kWh	335
336													336
337				Winter	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	337
338					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	338
339					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	339
340					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	12.596	/kW	0.19600	/kW	340
341					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	7.729	/kW	(0.69100)	/kW	341
342					First 100 Off-Peak kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	5.429	/kW	0.67400	/kW	342
343					All remaining Off-Peak kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	3.016	/kW	0.36800	/kW	343
344					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	11.096	/kW	(0.90600)	/kW	344
345					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	6.979	/kW	(1.38200)	/kW	345
346					First 100 Off-Peak kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	4.729	/kW	0.47300	/kW	346
347					All remaining Off-Peak kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.616	/kW	0.03700	/kW	347
348					All On-Peak kWh:	0.04836	/kWh	All On-Peak kWh:	0.05757	/kWh	0.00921	/kWh	348
349					All Off-Peak kWh:	0.03540	/kWh	All Off-Peak kWh:	0.04202	/kWh	0.00662	/kWh	349
350													350
351			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	351
352					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	352
353					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	353
354					Minimum Demand Charge:	1.910	/kW	Minimum Demand Charge:	2.150	/kW	0.24000	/kW	354

Supporting Schedules:
N/A	Recap Schedules:
N/A
NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Schedule H-3
2) Present rates effective 7/01/2007.	Page 9 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
355													355
356	E-32TOU M	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	356
357	(Presently	Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	357
358	E-32TOU)	101- 400 kW			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	358
359					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	359
360					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	13.258	/kW	0.85800	/kW	360
361					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	7.844	/kW	(0.57600)	/kW	361
362					First 100 Residual kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	5.713	/kW	0.95800	/kW	362
363					All remaining Residual kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	2.995	/kW	0.34700	/kW	363
364					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	11.758	/kW	(0.24400)	/kW	364
365					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	7.094	/kW	(1.26700)	/kW	365
366					First 100 Residual kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	5.013	/kW	0.75700	/kW	366
367					All remaining Residual kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.595	/kW	0.01600	/kW	367
368					First 100 On-Peak kW: Transmission	11.291	/kW	First 100 On-Peak kW: Transmission	6.258	/kW	(5.03300)	/kW	368
369					All remaining On-Peak kW: Transmission	8.116	/kW	All remaining On-Peak kW: Transmission	4.724	/kW	(3.39200)	/kW	369
370					First 100 Residual kW: Transmission	3.693	/kW	First 100 Off-Peak kW: Transmission	3.513	/kW	(0.18000)	/kW	370
371					All remaining Residual kW: Transmission	2.486	/kW	All remaining Off-Peak kW: Transmission	1.795	/kW	(0.69100)	/kW	371
372					All On-Peak kWh:	0.06312	/kWh	All On-Peak kWh:	0.07687	/kWh	0.01375	/kWh	372
373					All Off-Peak kWh:	0.05016	/kWh	All Off-Peak kWh:	0.06099	/kWh	0.01083	/kWh	373
374													374
375				Winter	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	375
376					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	376
377					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	377
378					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	378
379					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	13.258	/kW	0.85800	/kW	379
380					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	7.844	/kW	(0.57600)	/kW	380
381					First 100 Residual kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	5.713	/kW	0.95800	/kW	381
382					All remaining Residual kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	2.995	/kW	0.34700	/kW	382
383					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	11.758	/kW	(0.24400)	/kW	383
384					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	7.094	/kW	(1.26700)	/kW	384
385					First 100 Residual kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	5.013	/kW	0.75700	/kW	385
386					All remaining Residual kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.595	/kW	0.01600	/kW	386
387					First 100 On-Peak kW: Transmission	11.291	/kW	First 100 On-Peak kW: Transmission	6.258	/kW	(5.03300)	/kW	387
388					All remaining On-Peak kW: Transmission	8.116	/kW	All remaining On-Peak kW: Transmission	4.724	/kW	(3.39200)	/kW	388
389					First 100 Residual kW: Transmission	3.693	/kW	First 100 Off-Peak kW: Transmission	3.513	/kW	(0.18000)	/kW	389
390					All remaining Residual kW: Transmission	2.486	/kW	All remaining Off-Peak kW: Transmission	1.795	/kW	(0.69100)	/kW	390
391					All On-Peak kWh:	0.04836	/kWh	All On-Peak kWh:	0.05878	/kWh	0.01042	/kWh	391
392					All Off-Peak kWh:	0.03540	/kWh	All Off-Peak kWh:	0.04289	/kWh	0.00749	/kWh	392
393													393
394			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	394
395					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	395
396					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	396
397					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	397
398					Minimum Demand Charge:	1.910	/kW	Minimum Demand Charge:	2.138	/kW	0.22800	/kW	398

Supporting Schedules:
N/A	Recap Schedules:
N/A
NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Schedule H-3
2) Present rates effective 7/01/2007.	Page 10 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
399													399
400	E-32TOU L	General Service	Rate	Summer	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	400
401	(Presently	Time of Use			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	401
402	E-32TOU)	401 kW and above			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	402
403					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	403
404					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	13.620	/kW	1.22000	/kW	404
405					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	8.103	/kW	(0.31700)	/kW	405
406					First 100 Residual kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	5.572	/kW	0.81700	/kW	406
407					All remaining Residual kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	3.045	/kW	0.39700	/kW	407
408					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	12.120	/kW	0.11800	/kW	408
409					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	7.353	/kW	(1.00800)	/kW	409
410					First 100 Residual kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	4.872	/kW	0.61600	/kW	410
411					All remaining Residual kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.645	/kW	0.06600	/kW	411
412					First 100 On-Peak kW: Transmission	11.291	/kW	First 100 On-Peak kW: Transmission	6.620	/kW	(4.67100)	/kW	412
413					All remaining On-Peak kW: Transmission	8.116	/kW	All remaining On-Peak kW: Transmission	4.983	/kW	(3.13300)	/kW	413
414					First 100 Residual kW: Transmission	3.693	/kW	First 100 Off-Peak kW: Transmission	3.372	/kW	(0.32100)	/kW	414
415					All remaining Residual kW: Transmission	2.486	/kW	All remaining Off-Peak kW: Transmission	1.845	/kW	(0.64100)	/kW	415
416					All On-Peak kWh:	0.06312	/kWh	All On-Peak kWh:	0.07672	/kWh	0.01360	/kWh	416
417					All Off-Peak kWh:	0.05016	/kWh	All Off-Peak kWh:	0.06086	/kWh	0.01070	/kWh	417
418													418
419				Winter	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	419
420					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	420
421					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	421
422					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	422
423					First 100 On-Peak kW: Secondary	12.400	/kW	First 100 On-Peak kW: Secondary	13.620	/kW	1.22000	/kW	423
424					All remaining On-Peak kW: Secondary	8.420	/kW	All remaining On-Peak kW: Secondary	8.103	/kW	(0.31700)	/kW	424
425					First 100 Residual kW: Secondary	4.755	/kW	First 100 Off-Peak kW: Secondary	5.572	/kW	0.81700	/kW	425
426					All remaining Residual kW: Secondary	2.648	/kW	All remaining Off-Peak kW: Secondary	3.045	/kW	0.39700	/kW	426
427					First 100 On-Peak kW: Primary	12.002	/kW	First 100 On-Peak kW: Primary	12.120	/kW	0.11800	/kW	427
428					All remaining On-Peak kW: Primary	8.361	/kW	All remaining On-Peak kW: Primary	7.353	/kW	(1.00800)	/kW	428
429					First 100 Residual kW: Primary	4.256	/kW	First 100 Off-Peak kW: Primary	4.872	/kW	0.61600	/kW	429
430					All remaining Residual kW: Primary	2.579	/kW	All remaining Off-Peak kW: Primary	2.645	/kW	0.06600	/kW	430
431					First 100 On-Peak kW: Transmission	11.291	/kW	First 100 On-Peak kW: Transmission	6.620	/kW	(4.67100)	/kW	431
432					All remaining On-Peak kW: Transmission	8.116	/kW	All remaining On-Peak kW: Transmission	4.983	/kW	(3.13300)	/kW	432
433					First 100 Residual kW: Transmission	3.693	/kW	First 100 Off-Peak kW: Transmission	3.372	/kW	(0.32100)	/kW	433
434					All remaining Residual kW: Transmission	2.486	/kW	All remaining Off-Peak kW: Transmission	1.845	/kW	(0.64100)	/kW	434
435					All On-Peak kWh:	0.04836	/kWh	All On-Peak kWh:	0.05866	/kWh	0.01030	/kWh	435
436					All Off-Peak kWh:	0.03540	/kWh	All Off-Peak kWh:	0.04281	/kWh	0.00741	/kWh	436
437													437
438			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.101	/day	$0.49300	/day	438
439					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.627	/day	0.49300	/day	439
440					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.419	/day	0.49300	/day	440
441					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	22.915	/day	0.49300	/day	441
442					Minimum Demand Charge:	1.910	/kW	Minimum Demand Charge:	2.132	/kW	0.22200	/kW	442

Supporting Schedules:
N/A	Recap Schedules:
N/A
NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Schedule H-3
2) Present rates effective 7/01/2007.	Page 11 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
443													443
444	E-34	Extra Large	Rate	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.135	/day	$0.56000	/day	444
445		General Service			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.776	/day	0.64200	/day	445
446					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.828	/day	0.90200	/day	446
447					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	26.161	/day	3.73900	/day	447
448					All kW: Secondary	15.297	/kW	All kW: Secondary	15.022	/kW	(0.27500)	/kW	448
449					All kW: Primary	14.507	/kW	All kW: Primary	14.416	/kW	(0.09100)	/kW	449
450					All kW: Primary on Military Bases	11.257	/kW	All kW: Primary on Military Bases	11.246	/kW	(0.01100)	/kW	450
451					All kW: Transmission	10.577	/kW	All kW: Transmission	10.652	/kW	0.07500	/kW	451
452					All kWh	0.03715	/kWh	All kWh	0.04525	/kWh	0.00810	/kWh	452
453													453
454			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.575	/day	BSC: Self-Contained Meters	$1.135	/day	$0.56000	/day	454
455					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.776	/day	0.64200	/day	455
456					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.828	/day	0.90200	/day	456
457					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	26.161	/day	3.73900	/day	457
458					Demand Charge: Secondary	15.297	/kW	Demand Charge: Secondary	15.022	/kW	(0.27500)	/kW	458
459					Demand Charge: Primary	14.507	/kW	Demand Charge: Primary	14.416	/kW	(0.09100)	/kW	459
460					Demand Charge: Primary on Military Bases	11.257	/kW	Demand Charge: Primary on Military Bases	11.246	/kW	(0.01100)	/kW	460
461					Demand Charge: Transmission	10.577	/kW	Demand Charge: Transmission	10.652	/kW	0.07500	/kW	461
462													462
463	E-35	Extra Large	Rate	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.183	/day	$0.57500	/day	463
464		General Service			BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.795	/day	0.66100	/day	464
465		Time Of Use			BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.881	/day	0.95500	/day	465
466					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	26.574	/day	4.15200	/day	466
467					All On-Peak kW: Secondary	13.313	/kW	All On-Peak kW: Secondary	12.702	/kW	(0.61100)	/kW	467
468					All Excess Off-Peak kW: Secondary	2.412	/kW	All Off-Peak kW: Secondary	2.850	/kW	0.43800	/kW	468
469					All On-Peak kW: Primary	12.653	/kW	All On-Peak kW: Primary	12.461	/kW	(0.19200)	/kW	469
470					All Excess Off-Peak kW: Primary	2.346	/kW	All Off-Peak kW: Primary	2.826	/kW	0.48000	/kW	470
471					All On-Peak kW: Primary on Military Bases	10.163	/kW	All On-Peak kW: Primary on Military Bases	10.164	/kW	0.00100	/kW	471
472					All Excess Off-Peak kW; Primary on Military	2.096	/kW	All Off-Peak kW: Primary on Military Bases	2.595	/kW	0.49900	/kW	472
473					All On-Peak kW: Trans.	9.248	/kW	All On-Peak kW: Transmission	9.876	/kW	0.62800	/kW	473
474					All Excess Off-Peak kW: Trans.	2.005	/kW	All Off-Peak kW: Transmission	2.566	/kW	0.56100	/kW	474
475					All On-Peak kWh	0.04141	/kWh	All On-Peak kWh	0.04977	/kWh	0.00836	/kWh	475
476					All Off-Peak kWh	0.03114	/kWh	All Off-Peak kWh	0.03734	/kWh	0.00620	/kWh	476
477													477
478			Minimum	Sum & Win	BSC: Self-Contained Meters	$0.608	/day	BSC: Self-Contained Meters	$1.183	/day	$0.57500	/day	478
479					BSC: Instrument-rated Meters	1.134	/day	BSC: Instrument-rated Meters	1.795	/day	0.66100	/day	479
480					BSC: Primary Meters	2.926	/day	BSC: Primary Meters	3.881	/day	0.95500	/day	480
481					BSC: Transmission Meters	22.422	/day	BSC: Transmission Meters	26.574	/day	4.15200	/day	481
482					Demand Charge: Secondary	13.313	/kW	Demand Charge: Secondary	12.702	/kW	(0.61100)	/kW	482
483					Demand Charge: Primary	12.653	/kW	Demand Charge: Primary	12.461	/kW	(0.19200)	/kW	483
484					Demand Charge: Primary on Military Bases	10.163	/kW	Demand Charge: Primary on Military Bases	10.164	/kW	0.00100	/kW	484
485					Demand Charge: Transmission	9.248	/kW	Demand Charge: Transmission	9.876	/kW	0.62800	/kW	485

Supporting Schedules:
N/A	Recap Schedules:
N/A
NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Schedule H-3
2) Present rates effective 7/01/2007.	Page 12 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
486													486
487	E-36	Station Use Service	Rate	Sum & Win	Basic Service Charge	$6,100.00	/mo	Basic Service Charge	$4,930.00	/mo	$(1,170.00)	/mo	487
488					Metering Charge Company Owned	1.29%		Metering Charge Company Owned	1.29%		—		488
489					Metering Charge Customer Owned	0.35%		Metering Charge Customer Owned	0.35%		—		489
490					All kW: Secondary	4.58	/kW	All kW: Secondary	4.577	/kW	(0.00300)	/kW	490
491					All kW: Primary	4.42	/kW	All kW: Primary	3.971	/kW	(0.44900)	/kW	491
492					All kW: Transmission	1.43	/kW	All kW: Transmission	0.207	/kW	(1.22300)	/kW	492
493					All kWh: Hourly Pricing Proxy plus	0.0005	/kWh	All kWh: Hourly Pricing Proxy plus	0.00050	/kWh	—	/kWh	493
494													494

495	E-38	Agricultural	Rate	Summer									495
496		Irrigation Service											496
497													497
498													498
499													499
500				Winter									500
501													501
502													502
503					RATE E-38 CANCELLED PER A.C.C. DECISION NO. 69663;			RATE E-38 CANCELLED PER A.C.C. DECISION NO. 69663;					503
504			Minimum	Sum & Win	CUSTOMERS MOVED TO RATE E-221.			CUSTOMERS MOVED TO RATE E-221.					504
505													505
506													506
507		Customer Owned	Discount	Sum & Win									507
508		Transformer Option											508
509													509
510		Time of Week Option	Adjustment	Sum & Win									510
511			to Bill										511
512													512

513													513

514	E-38-8T	Agricultural	Rate	Sum & Win									514
515		Irrigation Service											515
516		Time of Use											516
517													517
518					RATE E-38-8T CANCELLED PER A.C.C. DECISION NO. 69663;			RATE E-38-8T CANCELLED PER A.C.C. DECISION NO. 69663;					518
519					CUSTOMERS MOVED TO RATE E-221-8T.			CUSTOMERS MOVED TO RATE E-221-8T.					519
520			Minimum	Sum & Win									520
521													521
522		Customer Owned											522
523		Transformer Option	Discount	Sum & Win									523

Supporting Schedules:
N/A	Recap Schedules:
N/A
NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Schedule H-3
2) Present rates effective 7/01/2007.	Page 13 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.

524													(I) - (F)		524
525	E-40	Agricultural Wind		Sum & Win		Service Charge $/HP	$0.043	/HP-day		Service Charge $/HP	$0.051	/HP-day	$0.00800	/day	525
526		Machine Service				All kWh	0.08073	/kWh		All kWh	0.09244	/kWh	0.01171	/kWh	526
527															527
528	E-47	Dusk to Dawn Lighting	Rate	Sum & Win	FIXTURES (Company Owned)				FIXTURES (Company Owned)						528
529		Service			A.	Acorn 9,500 HPS	$23.90	/mo	A.	Acorn 9,500 HPS	$28.43	/mo	$4.53000	/mo	529
530						Acorn 16,000 HPS	26.53	/mo		Acorn 16,000 HPS	31.41	/mo	4.88000	/mo	530
531					B.	Architectural 9,500 HPS	13.58	/mo	B.	Architectural 9,500 HPS	16.06	/mo	2.48000	/mo	531
532						Architectural 16,000 HPS	15.86	/mo		Architectural 16,000 HPS	18.66	/mo	2.80000	/mo	532
533						Architectural 30,000 HPS	18.82	/mo		Architectural 30,000 HPS	22.07	/mo	3.25000	/mo	533
534						Architectural 50,000 HPS	23.22	/mo		Architectural 50,000 HPS	27.10	/mo	3.88000	/mo	534
535						Architectural 14,000 MH	19.00	/mo		Architectural 14,000 MH	22.39	/mo	3.39000	/mo	535
536						Architectural 21,000 MH	21.57	/mo		Architectural 21,000 MH	25.34	/mo	3.77000	/mo	536
537						Architectural 36,000 MH	26.97	/mo		Architectural 36,000 MH	31.56	/mo	4.59000	/mo	537
538						Architectural 8,000 LPS	19.74	/mo		Architectural 8,000 LPS	23.46	/mo	3.72000	/mo	538
539						Architectural 13,500 LPS	23.28	/mo		Architectural 13,500 LPS	27.61	/mo	4.33000	/mo	539
540						Architectural 22,500 LPS	26.59	/mo		Architectural 22,500 LPS	31.46	/mo	4.87000	/mo	540
541						Architectural 33,000 LPS	31.99	/mo		Architectural 33,000 LPS	37.84	/mo	5.85000	/mo	541
542					C.	Cobra/Roadway 5,800 HPS	7.71	/mo	C.	Cobra/Roadway 5,800 HPS	9.09	/mo	1.38000	/mo	542
543						Cobra/Roadway 9,500 HPS	9.08	/mo		Cobra/Roadway 9,500 HPS	10.68	/mo	1.60000	/mo	543
544						Cobra/Roadway 16,000 HPS	11.37	/mo		Cobra/Roadway 16,000 HPS	13.30	/mo	1.93000	/mo	544
545						Cobra/Roadway 30,000 HPS	13.71	/mo		Cobra/Roadway 30,000 HPS	15.96	/mo	2.25000	/mo	545
546						Cobra/Roadway 50,000 HPS	18.60	/mo		Cobra/Roadway 50,000 HPS	21.58	/mo	2.98000	/mo	546
547						Cobra/Roadway 14,000 MH	13.22	/mo		Cobra/Roadway 14,000 MH	15.49	/mo	2.27000	/mo	547
548						Cobra/Roadway 21,000 MH	15.45	/mo		Cobra/Roadway 21,000 MH	18.03	/mo	2.58000	/mo	548
549						Cobra/Roadway 36,000 MH	20.34	/mo		Cobra/Roadway 36,000 MH	23.63	/mo	3.29000	/mo	549
550						Cobra/Roadway 8,000 FL	15.19	/mo		Cobra/Roadway 8,000 FL	18.02	/mo	2.83000	/mo	550
551					D.	Decorative Transit 9,500 HPS	32.76	/mo	D.	Decorative Transit 9,500 HPS	39.01	/mo	6.25000	/mo	551
552						Decorative Transit 16,000 HPS	32.57	/mo		Decorative Transit 16,000 HPS	38.63	/mo	6.06000	/mo	552
553						Decorative Transit 30,000 HPS	37.50	/mo		Decorative Transit 30,000 HPS	44.39	/mo	6.89000	/mo	553
554					E.	Flood 30,000 HPS	18.20	/mo	E.	Flood 30,000 HPS	21.33	/mo	3.13000	/mo	554
555						Flood 50,000 HPS	22.57	/mo		Flood 50,000 HPS	26.32	/mo	3.75000	/mo	555
556						Flood 21,000 MH	19.43	/mo		Flood 21,000 MH	22.79	/mo	3.36000	/mo	556
557						Flood 36,000 MH	23.69	/mo		Flood 36,000 MH	27.64	/mo	3.95000	/mo	557
558					F.	Post Top gray 8,000 FL	16.37	/mo	F.	Post Top gray 8,000 FL	19.43	/mo	3.06000	/mo	558
559						Post Top gray 9,500 HPS	9.36	/mo		Post Top gray 9,500 HPS	11.01	/mo	1.65000	/mo	559
560						Post Top black 9,500 HPS	10.78	/mo		Post Top black 9,500 HPS	12.71	/mo	1.93000	/mo	560
561						Post Top Transit 9,500 HPS	28.68	/mo		Post Top Transit 9,500 HPS	34.14	/mo	5.46000	/mo	561
562					G.	FROZEN 4,000 INC	8.64	/mo	G.	FROZEN 4,000 INC	9.88	/mo	1.24000	/mo	562
563						FROZEN 7,000 MV	11.19	/mo		FROZEN 7,000 MV	13.06	/mo	1.87000	/mo	563
564						FROZEN 20,000 MV	22.01	/mo		FROZEN 20,000 MV	25.66	/mo	3.65000	/mo	564
565						FROZEN Brackets 8ft to 16ft	1.52	/mo		FROZEN Brackets 8ft to 16ft	1.82	/mo	0.30000	/mo	565
566					FIXTURES (Customer Owned)				FIXTURES (Customer Owned)						566
567					A.	Acorn 9,500 HPS	$8.14	/mo	A.	Acorn 9,500 HPS	$9.33	/mo	$1.19000	/mo	567
568						Acorn 16,000 HPS	10.29	/mo		Acorn 16,000 HPS	11.67	/mo	1.38000	/mo	568

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:	Schedule H-3
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Page 14 of 25
2) Present rates effective 7/01/2007.

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.

													(I) - (F)
569															569
570	E-47	Dusk to Dawn Lighting	Rate	Sum & Win	FIXTURES (Customer Owned) (cont)				FIXTURES (Customer Owned) (cont)						570
571	(cont)	Service			B.	Architectural 9,500 HPS	$6.48	/mo	B.	Architectural 9,500 HPS	$7.36	/mo	$0.88000	/mo	571
572		(cont)				Architectural 16,000 HPS	8.67	/mo		Architectural 16,000 HPS	9.79	/mo	1.12000	/mo	572
573						Architectural 30,000 HPS	11.13	/mo		Architectural 30,000 HPS	12.52	/mo	1.39000	/mo	573
574						Architectural 50,000 HPS	16.01	/mo		Architectural 50,000 HPS	17.96	/mo	1.95000	/mo	574
575						Architectural 14,000 MH	10.41	/mo		Architectural 14,000 MH	11.79	/mo	1.38000	/mo	575
576						Architectural 21,000 MH	12.84	/mo		Architectural 21,000 MH	14.50	/mo	1.66000	/mo	576
577						Architectural 36,000 MH	17.66	/mo		Architectural 36,000 MH	19.86	/mo	2.20000	/mo	577
578						Architectural 8,000 LPS	8.67	/mo		Architectural 8,000 LPS	9.95	/mo	1.28000	/mo	578
579						Architectural 13,500 LPS	10.46	/mo		Architectural 13,500 LPS	11.95	/mo	1.49000	/mo	579
580						Architectural 22,500 LPS	12.76	/mo		Architectural 22,500 LPS	14.52	/mo	1.76000	/mo	580
581						Architectural 33,000 LPS	15.03	/mo		Architectural 33,000 LPS	17.09	/mo	2.06000	/mo	581
582					C.	Cobra/Roadway 5,800 HPS	4.56	/mo	C.	Cobra/Roadway 5,800 HPS	5.18	/mo	0.62000	/mo	582
583						Cobra/Roadway 9,500 HPS	5.58	/mo		Cobra/Roadway 9,500 HPS	6.32	/mo	0.74000	/mo	583
584						Cobra/Roadway 16,000 HPS	7.79	/mo		Cobra/Roadway 16,000 HPS	8.77	/mo	0.98000	/mo	584
585						Cobra/Roadway 30,000 HPS	10.12	/mo		Cobra/Roadway 30,000 HPS	11.34	/mo	1.22000	/mo	585
586						Cobra/Roadway 50,000 HPS	14.46	/mo		Cobra/Roadway 50,000 HPS	16.16	/mo	1.70000	/mo	586
587						Cobra/Roadway 14,000 MH	9.01	/mo		Cobra/Roadway 14,000 MH	10.16	/mo	1.15000	/mo	587
588						Cobra/Roadway 21,000 MH	11.21	/mo		Cobra/Roadway 21,000 MH	12.60	/mo	1.39000	/mo	588
589						Cobra/Roadway 36,000 MH	15.57	/mo		Cobra/Roadway 36,000 MH	17.43	/mo	1.86000	/mo	589
590						Cobra/Roadway 8,000 FL	4.45	/mo		Cobra/Roadway 8,000 FL	5.04	/mo	0.59000	/mo	590
591					D.	Decorative Transit 9,500 HPS	9.81	/mo	D.	Decorative Transit 9,500 HPS	11.27	/mo	1.46000	/mo	591
592						Decorative Transit 16,000 HPS	5.57	/mo		Decorative Transit 16,000 HPS	6.19	/mo	0.62000	/mo	592
593						Decorative Transit 30,000 HPS	14.15	/mo		Decorative Transit 30,000 HPS	16.03	/mo	1.88000	/mo	593
594					E.	Flood 30,000 HPS	11.31	/mo	E.	Flood 30,000 HPS	12.73	/mo	1.42000	/mo	594
595						Flood 50,000 HPS	15.69	/mo		Flood 50,000 HPS	17.59	/mo	1.90000	/mo	595
596						Flood 21,000 MH	11.95	/mo		Flood 21,000 MH	13.46	/mo	1.51000	/mo	596
597						Flood 36,000 MH	16.21	/mo		Flood 36,000 MH	18.17	/mo	1.96000	/mo	597
598					F.	Post Top gray 8,000 FL	4.62	/mo	F.	Post Top gray 8,000 FL	5.24	/mo	0.62000	/mo	598
599						Post Top gray 9,500 HPS	5.87	/mo		Post Top gray 9,500 HPS	6.65	/mo	0.78000	/mo	599
600						Post Top black 9,500 HPS	6.08	/mo		Post Top black 9,500 HPS	6.90	/mo	0.82000	/mo	600
601						Post Top Transit 9,500 HPS	9.04	/mo		Post Top Transit 9,500 HPS	10.38	/mo	1.34000	/mo	601
602					G.	FROZEN 4,000 INC	4.83	/mo	G.	FROZEN 4,000 INC	5.17	/mo	0.34000	/mo	602
603						FROZEN 7,000 MV	6.42	/mo		FROZEN 7,000 MV	7.15	/mo	0.73000	/mo	603
604						FROZEN 20,000 MV	12.47	/mo		FROZEN 20,000 MV	13.86	/mo	1.39000	/mo	604
605					POLES				POLES						605
606					A.	Anchor Flush, Round, 1X, 12ft	$10.75	/mo	A.	Anchor Flush, Round, 1X, 12ft	$12.85	/mo	$2.10000	/mo	606
607						Anchor Flush, Round, 1X, 22ft	12.10	/mo		Anchor Flush, Round, 1X, 22ft	14.46	/mo	2.36000	/mo	607
608						Anchor Flush, Round, 1X, 25ft	13.09	/mo		Anchor Flush, Round, 1X, 25ft	15.64	/mo	2.55000	/mo	608
609						Anchor Flush, Round, 1X, 30ft	15.04	/mo		Anchor Flush, Round, 1X, 30ft	17.97	/mo	2.93000	/mo	609
610						Anchor Flush, Round, 1X, 32ft	15.80	/mo		Anchor Flush, Round, 1X, 32ft	18.88	/mo	3.08000	/mo	610
611						Anchor Flush, Round, 2X, 12ft	11.46	/mo		Anchor Flush, Round, 2X, 12ft	13.69	/mo	2.23000	/mo	611
612						Anchor Flush, Round, 2X, 22ft	13.17	/mo		Anchor Flush, Round, 2X, 22ft	15.74	/mo	2.57000	/mo	612
613						Anchor Flush, Round, 2X, 25ft	13.73	/mo		Anchor Flush, Round, 2X, 25ft	16.41	/mo	2.68000	/mo	613
614						Anchor Flush, Round, 2X, 30ft	15.96	/mo		Anchor Flush, Round, 2X, 30ft	19.07	/mo	3.11000	/mo	614
615						Anchor Flush, Round, 2X, 32ft	17.03	/mo		Anchor Flush, Round, 2X, 32ft	20.35	/mo	3.32000	/mo	615
616						Anchor Flush, Square, 5", 13ft	12.32	/mo		Anchor Flush, Square, 5", 13ft	14.72	/mo	2.40000	/mo	616
617						Anchor Flush, Square, 5", 15ft	11.01	/mo		Anchor Flush, Square, 5", 15ft	13.16	/mo	2.15000	/mo	617
618						Anchor Flush, Square, 5", 23ft	13.06	/mo		Anchor Flush, Square, 5", 23ft	15.61	/mo	2.55000	/mo	618
619						Anchor Flush, Square, 5", 25ft	14.36	/mo		Anchor Flush, Square, 5", 25ft	17.16	/mo	2.80000	/mo	619
620						Anchor Flush, Square, 5", 28ft	15.94	/mo		Anchor Flush, Square, 5", 28ft	19.05	/mo	3.11000	/mo	620

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:	Schedule H-3
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Page 15 of 25
2) Present rates effective 7/01/2007.

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates				Proposed Rates						Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.

621													(I) - (F)		621
622	E-47	Dusk to Dawn Lighting	Rate	Sum & Win	POLES (cont)				POLES (cont)						622
623	(cont)	Service			A.	Anchor Flush, Square, 5", 32ft	$15.85	/mo	A.	Anchor Flush, Square, 5", 32ft	$18.94	/mo	$3.09000	/mo	623
624		(cont)				Anchor Flush, Concrete, 12ft	36.72	/mo		Anchor Flush, Concrete, 12ft	43.88	/mo	7.16000	/mo	624
625						Anchor Flush, Fiberglass, 12ft	31.10	/mo		Anchor Flush, Fiberglass, 12ft	37.16	/mo	6.06000	/mo	625
626						Anchor Flush, Dec Transit Ped, 4", 16ft	30.32	/mo		Anchor Flush, Dec Transit Ped, 4", 16ft	36.23	/mo	5.91000	/mo	626
627						Anchor Flush, Dec Transit, 6", 30ft	58.54	/mo		Anchor Flush, Dec Transit, 6", 30ft	69.95	/mo	11.41000	/mo	627
628					B.	Anchor Pedstl, Round, 1X, 12ft	10.34	/mo	B.	Anchor Pedstl, Round, 1X, 12ft	12.36	/mo	2.02000	/mo	628
629						Anchor Pedstl, Round, 1X, 22ft	11.69	/mo		Anchor Pedstl, Round, 1X, 22ft	13.97	/mo	2.28000	/mo	629
630						Anchor Pedstl, Round, 1X, 25ft	12.67	/mo		Anchor Pedstl, Round, 1X, 25ft	15.14	/mo	2.47000	/mo	630
631						Anchor Pedstl, Round, 1X, 30ft	14.64	/mo		Anchor Pedstl, Round, 1X, 30ft	17.97	/mo	3.33000	/mo	631
632						Anchor Pedstl, Round, 1X, 32ft	15.38	/mo		Anchor Pedstl, Round, 1X, 32ft	18.38	/mo	3.00000	/mo	632
633						Anchor Pedstl, Round, 2X, 12ft	11.05	/mo		Anchor Pedstl, Round, 2X, 12ft	13.20	/mo	2.15000	/mo	633
634						Anchor Pedstl, Round, 2X, 22ft	12.34	/mo		Anchor Pedstl, Round, 2X, 22ft	14.75	/mo	2.41000	/mo	634
635						Anchor Pedstl, Round, 2X, 25ft	13.32	/mo		Anchor Pedstl, Round, 2X, 25ft	15.92	/mo	2.60000	/mo	635
636						Anchor Pedstl, Round, 2X, 30ft	15.55	/mo		Anchor Pedstl, Round, 2X, 30ft	18.58	/mo	3.03000	/mo	636
637						Anchor Pedstl, Round, 2X, 32ft	16.61	/mo		Anchor Pedstl, Round, 2X, 32ft	19.85	/mo	3.24000	/mo	637
638						Anchor Pedstl, Round, 3 Bolt, 32ft	19.09	/mo		Anchor Pedstl, Round, 3 Bolt, 32ft	22.81	/mo	3.72000	/mo	638
639						Anchor Pedstl, Square, 5", 13ft	11.92	/mo		Anchor Pedstl, Square, 5", 13ft	14.24	/mo	2.32000	/mo	639
640						Anchor Pedstl, Square, 5", 15ft	12.19	/mo		Anchor Pedstl, Square, 5", 15ft	14.57	/mo	2.38000	/mo	640
641						Anchor Pedstl, Square, 5", 23ft	12.65	/mo		Anchor Pedstl, Square, 5", 23ft	15.12	/mo	2.47000	/mo	641
642						Anchor Pedstl, Square, 5", 25ft	13.95	/mo		Anchor Pedstl, Square, 5", 25ft	16.67	/mo	2.72000	/mo	642
643						Anchor Pedstl, Square, 5", 28ft	15.51	/mo		Anchor Pedstl, Square, 5", 28ft	18.53	/mo	3.02000	/mo	643
644						Anchor Pedstl, Square, 5", 32ft	16.10	/mo		Anchor Pedstl, Square, 5", 32ft	19.24	/mo	3.14000	/mo	644
645					C.	Direct Bury, Round, 19ft	16.27	/mo	C.	Direct Bury, Round, 19ft	19.44	/mo	3.17000	/mo	645
646						Direct Bury, Round, 30ft	12.70	/mo		Direct Bury, Round, 30ft	15.18	/mo	2.48000	/mo	646
647						Direct Bury, Round, 38ft	15.50	/mo		Direct Bury, Round, 38ft	18.52	/mo	3.02000	/mo	647
648						Direct Bury, Self-Support, 40ft	19.09	/mo		Direct Bury, Self-Support, 40ft	22.81	/mo	3.72000	/mo	648
649						Direct Bury, Stepped, 49ft	57.40	/mo		Direct Bury, Stepped, 49ft	68.59	/mo	11.19000	/mo	649
650						Direct Bury, Square, 4", 34ft	14.02	/mo		Direct Bury, Square, 4", 34ft	16.75	/mo	2.73000	/mo	650
651						Direct Bury, Square, 5", 20ft	13.31	/mo		Direct Bury, Square, 5", 20ft	15.90	/mo	2.59000	/mo	651
652						Direct Bury, Square, 30ft	13.87	/mo		Direct Bury, Square, 30ft	16.57	/mo	2.70000	/mo	652
653						Direct Bury, Square, 38ft	15.06	/mo		Direct Bury, Square, 38ft	18.00	/mo	2.94000	/mo	653
654						Decorative Transit 41- 6	18.08	/mo		Decorative Transit 41- 6	21.60	/mo	3.52000	/mo	654
655						Decorative Transit 47	22.52	/mo		Decorative Transit 47	26.91	/mo	4.39000	/mo	655
656						Direct Bury, Steel Dist Pole, 35ft	20.79	/mo		Direct Bury, Steel Dist Pole, 35ft	24.84	/mo	4.05000	/mo	656
657					D.	Post Top, Dec Transit, 16ft	30.97	/mo	D.	Post Top, Dec Transit, 16ft	37.01	/mo	6.04000	/mo	657
658						Post Top, Gray Steel/Fiberglass, 23ft	10.74	/mo		Post Top, Gray Steel/Fiberglass, 23ft	12.83	/mo	2.09000	/mo	658
659						Post Top, Black Steel, 23ft	11.84	/mo		Post Top, Black Steel, 23ft	14.15	/mo	2.31000	/mo	659
660					E.	FROZEN, Wood Poles, 30ft	7.90	/mo	E.	FROZEN, Wood Poles, 30ft	9.44	/mo	1.54000	/mo	660
661						FROZEN, Wood Poles, 35ft	7.90	/mo		FROZEN, Wood Poles, 35ft	9.44	/mo	1.54000	/mo	661
662						FROZEN, Wood Poles, 40ft	11.24	/mo		FROZEN, Wood Poles, 40ft	13.43	/mo	2.19000	/mo	662
663					ANCHOR BASE				ANCHOR BASE						663
664						Flush, 4ft	$8.75	/mo		Flush, 4ft	$10.46	/mo	$1.71000	/mo	664
665						Flush, 6ft	10.44	/mo		Flush, 6ft	12.47	/mo	2.03000	/mo	665
666						Pedestal, 8ft	11.96	/mo		Pedestal, 8ft	14.29	/mo	2.33000	/mo	666
667						Pedestal, 32' round steel pole, 4ft 6"	8.29	/mo		Pedestal, 32' round steel pole, 4ft 6"	9.91	/mo	1.62000	/mo	667
668					OPTIONAL EQUIPMENT				OPTIONAL EQUIPMENT						668
669						1. 100' OH, UG if conduit by customer	$3.09	/mo		1. 100' OH, UG if conduit by customer	$3.69	/mo	$0.60000	/mo	669
670						2. HPS not accessible by bucket	2.47	/mo		2. HPS not accessible by bucket	2.95	/mo	0.48000	/mo	670
671						3. MH not accessible by bucket	5.33	/mo		3. MH not accessible by bucket	6.37	/mo	1.04000	/mo	671
672					NON-STANDARD FACILITIES				NON-STANDARD FACILITIES						672
673						Service Charge	$2.96	/mo		Service Charge	$3.54	/mo	$0.58000	/mo	673
674						All kWh	0.05604	/kWh		All kWh	0.06272	/kWh	0.00668	/kWh	674

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:	Schedule H-3
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Page 16 of 25
2) Present rates effective 7/01/2007.

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.

												(I) - (F)
675													675

676	E-51	Optional Electric	Basic	Sum & Win	Basic Service Charge	$0.276	/day						676
677		Service for Qualified			Generator Meter Charge	0.828	/day						677
678		Cogeneration and Small		Sum & Win	Reservation Charge per kW	2.488	/kW						678
679		Power Production			Initial Reservation Charge	24.88	/kW						679
680		Facilities over 100 KW											680
681			Standby	Summer	All On-Peak kWh	$0.05802	/kWh	RATE E-51 PROPOSE TO CANCEL;					681
682					All Off-Peak kWh	0.03342	/kWh	CUSTOMERS MOVE TO E-56					682
683													683
684				Winter	All On-Peak kWh	$0.04471	/kWh						684
685					All Off-Peak kWh	0.03342	/kWh						685
686													686
687			Maintenance	Sum & Win	All kWh	$0.03342	/kWh						687

688													688

689	E-53	Electric Service for	Rate	Sum & Win	Billed on Rate Schedule E-32 or Rate Schedule E-32TOU								689
690		Athletic Stadiums						NO CHANGE					690
691		and Sports Fields	Minimum	Sum & Win	No bills rendered when no usage								691

692													692

693	E-54	Seasonal Service	Rate	Sum & Win	Billed on Rate Schedule E-32 or Rate Schedule E-32TOU								693
694								NO CHANGE					694
695			Minimum	Sum & Win	"Floor" Annual Minimum	$603.49	/yr						695
696					Monthly Minimum	50.29	/mo						696

697													697

698	E-55	Electric Service for	Basic	Sum & Win	Basic Service Charge	$54.95	/day						698
699		Partial Requirements	Service		Generator Meter Charge	2.055	/day						699
700		Service of 3000 kW											700
701		or greater	Standby	Sum & Win	Res Charge per kW 95% abv	$4.21	/mo						701
702			Service		Res Charge per kW 90-94%	5.14	/mo						702
703					Res Charge per kW 80-89%	6.77	/mo						703
704				Summer	All On-Peak kWh	0.03040	/kWh						704
705				(Jun-Oct)	All Off-Peak kWh	0.01616	/kWh						705
706				Winter	All On-Peak kWh	0.02605	/kWh						706
707				(Nov-May)	All Off-Peak kWh	0.01033	/kWh						707
708													708
709			Maint.	Sum & Win	All On-Peak kWh	$0.0260	5 /kWh	RATE E-55 PROPOSE TO CANCEL;					709
710			Service		All Off-Peak kWh	0.01033	/kWh	CUSTOMERS MOVE TO E-56					710
711													711
712			C.F. penalty	Sum & Win	C.F. less than 75%	$21.28	/kW						712
713					C.F. less than 75% @ 69kV	18.94	/kW						713
714					C.F. Transmission Level Reservation Chg	18.05	/kW						714
715													715
716		Above 69 kV	Standby	Sum & Win	Res Charge per kW 95% abv	$1.45	/mo						716
717			Service		Res Charge per kW 90-94%	2.30	/mo						717
718					Res Charge per kW 80-89%	4.11	/mo						718
719													719
720			C.F. penalty	Sum & Win	C.F. less than 75%	$18.94	/kW						720
721					C.F. less than 75% @ 69kV	18.11	/kW						721

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:	Schedule H-3
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Page 17 of 25
2) Present rates effective 7/01/2007.

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I) - (F)
722															722
723	E-56	Electric Service for	Basic												723
724		Partial Requirements	Service	Sum & Win		Basic Service Charge	per applicable rate			Basic Service Charge	per applicable rate				724
725		Service for CG					schedule				schedule				725
726		installations of 100kw													726
727			Supplemental	Sum & Win		All Supplemental Charges	per applicable rate			All Supplemental Charges	per applicable rate				727
728			Service				schedule				schedule				728
729															729
730			Back-Up	Sum & Win		Back-Up Service with E-32 On-Peak	0.0755	/kW-day		Back-Up Service with E-32 On-Peak	0.1005	/kW-day	0.02500	/kW-day	730
731			Service			Back-Up Service with E-32 Off-Peak	n/a			Back-Up Service with E-32 Off-Peak	n/a		—		731
732						Back-Up Service with E-34 On-Peak	0.4923	/kW-day		Back-Up Service with E-34 On-Peak	0.5969	/kW-day	0.10460	/kW-day	732
733						Back-Up Service with E-34 Off-Peak	n/a			Back-Up Service with E-34 Off-Peak	n/a		—		733
734															734
735			Maint.	Sum & Win		Scheduled Maintenance On-Peak	1/2 Back-up Charge			Scheduled Maintenance On-Peak	1/2 Back-up Charge		—		735
736			Service			Scheduled Maintenance Off-Peak	n/a			Scheduled Maintenance Off-Peak	n/a		—		736
737															737
738			Excess	Sum & Win		Secondary Service Excess Charge	$45.89	/kW		Secondary Service Excess Charge	$51.34	/kW	$5.45000	/kW	738
739						Primary Service Excess Charge	43.52	/kW		Primary Service Excess Charge	49.52	/kW	$6.00000	/kW	739
740						Transmission Service Excess Charge	31.73	/kW		Transmission Service Excess Charge	38.23	/kW	$6.50000	/kW	740
741															741
742															742
743	E-58	Street Lighting Service	Rate	Sum & Win	FIXTURES (Investment by Company)				FIXTURES (Investment by Company)						743
744					A.	Acorn 9,500 HPS	$23.90	/mo	A.	Acorn 9,500 HPS	$28.35	/mo	$4.45000	/mo	744
745						Acorn 16,000 HPS	26.53	/mo		Acorn 16,000 HPS	31.66	/mo	5.13000	/mo	745
746					B.	Architectural 9,500 HPS	13.58	/mo	B.	Architectural 9,500 HPS	16.03	/mo	2.45000	/mo	746
747						Architectural 16,000 HPS	15.86	/mo		Architectural 16,000 HPS	18.63	/mo	2.77000	/mo	747
748						Architectural 30,000 HPS	18.82	/mo		Architectural 30,000 HPS	22.04	/mo	3.22000	/mo	748
749						Architectural 50,000 HPS	23.22	/mo		Architectural 50,000 HPS	27.06	/mo	3.84000	/mo	749
750						Architectural 14,000 MH	19.00	/mo		Architectural 14,000 MH	22.36	/mo	3.36000	/mo	750
751						Architectural 21,000 MH	21.57	/mo		Architectural 21,000 MH	25.31	/mo	3.74000	/mo	751
752						Architectural 36,000 MH	26.97	/mo		Architectural 36,000 MH	31.51	/mo	4.54000	/mo	752
753						Architectural 8,000 LPS	19.74	/mo		Architectural 8,000 LPS	23.42	/mo	3.68000	/mo	753
754						Architectural 13,500 LPS	23.28	/mo		Architectural 13,500 LPS	27.57	/mo	4.29000	/mo	754
755						Architectural 22,500 LPS	26.59	/mo		Architectural 22,500 LPS	31.42	/mo	4.83000	/mo	755
756						Architectural 33,000 LPS	31.99	/mo		Architectural 33,000 LPS	37.79	/mo	5.80000	/mo	756
757					C.	Cobra/Roadway 5,800 HPS	7.71	/mo	C.	Cobra/Roadway 5,800 HPS	9.08	/mo	1.37000	/mo	757
758						Cobra/Roadway 9,500 HPS	9.08	/mo		Cobra/Roadway 9,500 HPS	10.66	/mo	1.58000	/mo	758
759						Cobra/Roadway 16,000 HPS	11.37	/mo		Cobra/Roadway 16,000 HPS	13.28	/mo	1.91000	/mo	759
760						Cobra/Roadway 30,000 HPS	13.71	/mo		Cobra/Roadway 30,000 HPS	15.94	/mo	2.23000	/mo	760
761						Cobra/Roadway 50,000 HPS	18.60	/mo		Cobra/Roadway 50,000 HPS	21.54	/mo	2.94000	/mo	761
762						Cobra/Roadway 14,000 MH	13.22	/mo		Cobra/Roadway 14,000 MH	15.46	/mo	2.24000	/mo	762
763						Cobra/Roadway 21,000 MH	15.45	/mo		Cobra/Roadway 21,000 MH	18.00	/mo	2.55000	/mo	763
764						Cobra/Roadway 36,000 MH	20.34	/mo		Cobra/Roadway 36,000 MH	23.60	/mo	3.26000	/mo	764
765						Cobra/Roadway 8,000 FL	15.19	/mo		Cobra/Roadway 8,000 FL	17.99	/mo	2.80000	/mo	765
766					D.	Decorative Transit 9,500 HPS	32.76	/mo	D.	Decorative Transit 9,500 HPS	38.96	/mo	6.20000	/mo	766
767						Decorative Transit 16,000 HPS	32.57	/mo		Decorative Transit 16,000 HPS	38.57	/mo	6.00000	/mo	767
768						Decorative Transit 30,000 HPS	37.50	/mo		Decorative Transit 30,000 HPS	44.33	/mo	6.83000	/mo	768
769					E.	Flood 30,000 HPS	18.20	/mo	E.	Flood 30,000 HPS	21.30	/mo	3.10000	/mo	769
770						Flood 50,000 HPS	22.57	/mo		Flood 50,000 HPS	26.28	/mo	3.71000	/mo	770
771						Flood 21,000 MH	19.43	/mo		Flood 21,000 MH	22.75	/mo	3.32000	/mo	771
772						Flood 36,000 MH	23.69	/mo		Flood 36,000 MH	27.60	/mo	3.91000	/mo	772
773					F.	Post Top gray 8,000 FL	16.37	/mo	F.	Post Top gray 8,000 FL	19.40	/mo	3.03000	/mo	773
774						Post Top gray 9,500 HPS	9.36	/mo		Post Top gray 9,500 HPS	11.00	/mo	1.64000	/mo	774
775						Post Top black 9,500 HPS	10.78	/mo		Post Top black 9,500 HPS	12.69	/mo	1.91000	/mo	775
776						Post Top Transit 9,500 HPS	28.68	/mo		Post Top Transit 9,500 HPS	34.09	/mo	5.41000	/mo	776
777					G.	FROZEN 4,000 INC	8.64	/mo	G.	FROZEN 4,000 INC	9.87	/mo	1.23000	/mo	777
778						FROZEN 7,000 MV	11.19	/mo		FROZEN 7,000 MV	13.04	/mo	1.85000	/mo	778
779						FROZEN 11,000 MV	14.02	/mo		FROZEN 11,000 MV	16.73	/mo	2.71000	/mo	779
780						FROZEN 20,000 MV	22.01	/mo		FROZEN 20,000 MV	25.62	/mo	3.61000	/mo	780

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:	Schedule H-3
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Page 18 of 25
2) Present rates effective 7/01/2007.

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I) - (F)
781															781
782	E-58	Street Lighting Service	Rate	Sum & Win	FIXTURES (Investment by Others)				FIXTURES (Investment by Others)						782
783	(cont)				A.	Acorn 9,500 HPS	$8.14	/mo	A.	Acorn 9,500 HPS	$9.54	/mo	$1.40000	/mo	783
784						Acorn 16,000 HPS	10.29	/mo		Acorn 16,000 HPS	12.28	/mo	1.99000	/mo	784
785					B.	Architectural 9,500 HPS	6.48	/mo	B.	Architectural 9,500 HPS	7.56	/mo	1.08000	/mo	785
786						Architectural 16,000 HPS	8.67	/mo		Architectural 16,000 HPS	10.06	/mo	1.39000	/mo	786
787						Architectural 30,000 HPS	11.13	/mo		Architectural 30,000 HPS	12.86	/mo	1.73000	/mo	787
788						Architectural 50,000 HPS	16.01	/mo		Architectural 50,000 HPS	18.45	/mo	2.44000	/mo	788
789						Architectural 14,000 MH	10.41	/mo		Architectural 14,000 MH	12.11	/mo	1.70000	/mo	789
790						Architectural 21,000 MH	12.84	/mo		Architectural 21,000 MH	14.89	/mo	2.05000	/mo	790
791						Architectural 36,000 MH	17.66	/mo		Architectural 36,000 MH	20.40	/mo	2.74000	/mo	791
792						Architectural 8,000 LPS	8.67	/mo		Architectural 8,000 LPS	10.22	/mo	1.55000	/mo	792
793						Architectural 13,500 LPS	10.46	/mo	B.	Architectural 13,500 LPS	12.27	/mo	1.81000	/mo	793
794						Architectural 22,500 LPS	12.76	/mo		Architectural 22,500 LPS	14.92	/mo	2.16000	/mo	794
795						Architectural 33,000 LPS	15.03	/mo		Architectural 33,000 LPS	17.55	/mo	2.52000	/mo	795
796					C.	Cobra/Roadway 5,800 HPS	4.56	/mo	C.	Cobra/Roadway 5,800 HPS	5.32	/mo	0.76000	/mo	796
797						Cobra/Roadway 9,500 HPS	5.58	/mo		Cobra/Roadway 9,500 HPS	6.49	/mo	0.91000	/mo	797
798						Cobra/Roadway 16,000 HPS	7.79	/mo		Cobra/Roadway 16,000 HPS	9.01	/mo	1.22000	/mo	798
799						Cobra/Roadway 30,000 HPS	10.12	/mo		Cobra/Roadway 30,000 HPS	11.66	/mo	1.54000	/mo	799
800						Cobra/Roadway 50,000 HPS	14.46	/mo		Cobra/Roadway 50,000 HPS	16.60	/mo	2.14000	/mo	800
801						Cobra/Roadway 14,000 MH	9.01	/mo		Cobra/Roadway 14,000 MH	10.44	/mo	1.43000	/mo	801
802						Cobra/Roadway 21,000 MH	11.21	/mo		Cobra/Roadway 21,000 MH	12.95	/mo	1.74000	/mo	802
803						Cobra/Roadway 36,000 MH	15.57	/mo		Cobra/Roadway 36,000 MH	17.91	/mo	2.34000	/mo	803
804						Cobra/Roadway 8,000 FL	4.45	/mo		Cobra/Roadway 8,000 FL	5.18	/mo	0.73000	/mo	804
805					D.	Decorative Transit 9,500 HPS	9.81	/mo	D.	Decorative Transit 9,500 HPS	11.58	/mo	1.77000	/mo	805
806						Decorative Transit 16,000 HPS	10.96	/mo		Decorative Transit 16,000 HPS	12.79	/mo	1.83000	/mo	806
807						Decorative Transit 30,000 HPS	14.15	/mo		Decorative Transit 30,000 HPS	16.46	/mo	2.31000	/mo	807
808					E.	Flood 30,000 HPS	11.31	/mo	E.	Flood 30,000 HPS	13.08	/mo	1.77000	/mo	808
809						Flood 50,000 HPS	15.69	/mo		Flood 50,000 HPS	18.07	/mo	2.38000	/mo	809
810						Flood 21,000 MH	11.95	/mo		Flood 21,000 MH	13.83	/mo	1.88000	/mo	810
811						Flood 36,000 MH	16.21	/mo		Flood 36,000 MH	18.67	/mo	2.46000	/mo	811
812					F.	Post Top gray 8,000 FL	4.62	/mo	F.	Post Top gray 8,000 FL	5.38	/mo	0.76000	/mo	812
813						Post Top gray 9,500 HPS	5.87	/mo		Post Top gray 9,500 HPS	6.83	/mo	0.96000	/mo	813
814						Post Top black 9,500 HPS	6.08	/mo		Post Top black 9,500 HPS	7.08	/mo	1.00000	/mo	814
815						Post Top Transit 9,500 HPS	9.04	/mo		Post Top Transit 9,500 HPS	10.66	/mo	1.62000	/mo	815
816					G.	FROZEN 4,000 INC	4.83	/mo	G.	FROZEN 4,000 INC	5.32	/mo	0.49000	/mo	816
817						FROZEN 7,000 MV	6.42	/mo		FROZEN 7,000 MV	7.35	/mo	0.93000	/mo	817
818						FROZEN 11,000 MV	8.55	/mo		FROZEN 11,000 MV	10.20	/mo	1.65000	/mo	818
819						FROZEN 20,000 MV	12.47	/mo		FROZEN 20,000 MV	14.24	/mo	1.77000	/mo	819

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:	Schedule H-3
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Page 19 of 25
2) Present rates effective 7/01/2007.

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I) - (F)
820															820
821	E-58	Street Lighting Service	Rate	Sum & Win	POLES (Investment by Company)				POLES (Investment by Company)						821
822	(cont)				A.	Anchor Flush, Round, 1X, 12ft	$10.75	/mo	A.	Anchor Flush, Round, 1X, 12ft	$12.83	/mo	$2.08000	/mo	822
823						Anchor Flush, Round, 1X, 22ft	12.10	/mo		Anchor Flush, Round, 1X, 22ft	14.44	/mo	2.34000	/mo	823
824						Anchor Flush, Round, 1X, 25ft	13.09	/mo		Anchor Flush, Round, 1X, 25ft	15.62	/mo	2.53000	/mo	824
825						Anchor Flush, Round, 1X, 30ft	15.04	/mo		Anchor Flush, Round, 1X, 30ft	17.95	/mo	2.91000	/mo	825
826						Anchor Flush, Round, 1X, 32ft	15.80	/mo		Anchor Flush, Round, 1X, 32ft	18.85	/mo	3.05000	/mo	826
827						Anchor Flush, Round, 2X, 12ft	11.46	/mo		Anchor Flush, Round, 2X, 12ft	13.67	/mo	2.21000	/mo	827
828						Anchor Flush, Round, 2X, 22ft	13.17	/mo		Anchor Flush, Round, 2X, 22ft	15.71	/mo	2.54000	/mo	828
829						Anchor Flush, Round, 2X, 25ft	13.73	/mo		Anchor Flush, Round, 2X, 25ft	16.38	/mo	2.65000	/mo	829
830						Anchor Flush, Round, 2X, 30ft	15.96	/mo		Anchor Flush, Round, 2X, 30ft	19.04	/mo	3.08000	/mo	830
831						Anchor Flush, Round, 2X, 32ft	17.03	/mo		Anchor Flush, Round, 2X, 32ft	20.32	/mo	3.29000	/mo	831
832						Anchor Flush, Square, 5", 13ft	12.32	/mo		Anchor Flush, Square, 5", 13ft	14.70	/mo	2.38000	/mo	832
833						Anchor Flush, Square, 5", 15ft	11.01	/mo		Anchor Flush, Square, 5", 15ft	13.14	/mo	2.13000	/mo	833
834						Anchor Flush, Square, 5", 23ft	13.06	/mo		Anchor Flush, Square, 5", 23ft	15.58	/mo	2.52000	/mo	834
835						Anchor Flush, Square, 5", 25ft	14.36	/mo		Anchor Flush, Square, 5", 25ft	17.13	/mo	2.77000	/mo	835
836						Anchor Flush, Square, 5", 28ft	15.94	/mo		Anchor Flush, Square, 5", 28ft	19.02	/mo	3.08000	/mo	836
837						Anchor Flush, Square, 5", 32ft	15.85	/mo		Anchor Flush, Square, 5", 32ft	18.91	/mo	3.06000	/mo	837
838						Anchor Flush, Concrete, 12ft	36.72	/mo		Anchor Flush, Concrete, 12ft	43.81	/mo	7.09000	/mo	838
839						Anchor Flush, Fiberglass, 12ft	31.10	/mo		Anchor Flush, Fiberglass, 12ft	37.11	/mo	6.01000	/mo	839
840						Anchor Flush, Dec Transit Ped, 4", 16ft	30.32	/mo		Anchor Flush, Dec Transit Ped, 4", 16ft	36.18	/mo	5.86000	/mo	840
841						Anchor Flush, Dec Transit, 6", 30ft	58.54	/mo		Anchor Flush, Dec Transit, 6", 30ft	69.85	/mo	11.31000	/mo	841
842					B.	Anchor Pedstl, Round, 1X, 12ft	10.34	/mo	B.	Anchor Pedstl, Round, 1X, 12ft	12.34	/mo	2.00000	/mo	842
843						Anchor Pedstl, Round, 1X, 22ft	11.69	/mo		Anchor Pedstl, Round, 1X, 22ft	13.95	/mo	2.26000	/mo	843
844						Anchor Pedstl, Round, 1X, 25ft	12.67	/mo		Anchor Pedstl, Round, 1X, 25ft	15.12	/mo	2.45000	/mo	844
845						Anchor Pedstl, Round, 1X, 30ft	14.64	/mo		Anchor Pedstl, Round, 1X, 30ft	17.47	/mo	2.83000	/mo	845
846						Anchor Pedstl, Round, 1X, 32ft	15.38	/mo		Anchor Pedstl, Round, 1X, 32ft	18.35	/mo	2.97000	/mo	846
847						Anchor Pedstl, Round, 2X, 12ft	11.05	/mo		Anchor Pedstl, Round, 2X, 12ft	13.18	/mo	2.13000	/mo	847
848						Anchor Pedstl, Round, 2X, 22ft	12.34	/mo		Anchor Pedstl, Round, 2X, 22ft	14.72	/mo	2.38000	/mo	848
849						Anchor Pedstl, Round, 2X, 25ft	13.32	/mo		Anchor Pedstl, Round, 2X, 25ft	15.89	/mo	2.57000	/mo	849
850						Anchor Pedstl, Round, 2X, 30ft	15.55	/mo		Anchor Pedstl, Round, 2X, 30ft	18.55	/mo	3.00000	/mo	850
851						Anchor Pedstl, Round, 2X, 32ft	16.61	/mo		Anchor Pedstl, Round, 2X, 32ft	19.82	/mo	3.21000	/mo	851
852						Anchor Pedstl, Round, 3 Bolt, 32ft	19.09	/mo		Anchor Pedstl, Round, 3 Bolt, 32ft	22.78	/mo	3.69000	/mo	852
853						Anchor Pedstl, Square, 5", 13ft	11.92	/mo		Anchor Pedstl, Square, 5", 13ft	14.22	/mo	2.30000	/mo	853
854						Anchor Pedstl, Square, 5", 15ft	12.19	/mo		Anchor Pedstl, Square, 5", 15ft	14.55	/mo	2.36000	/mo	854
855						Anchor Pedstl, Square, 5", 23ft	12.65	/mo		Anchor Pedstl, Square, 5", 23ft	15.09	/mo	2.44000	/mo	855
856						Anchor Pedstl, Square, 5", 25ft	13.95	/mo		Anchor Pedstl, Square, 5", 25ft	16.65	/mo	2.70000	/mo	856
857						Anchor Pedstl, Square, 5", 28ft	15.51	/mo		Anchor Pedstl, Square, 5", 28ft	18.51	/mo	3.00000	/mo	857
858						Anchor Pedstl, Square, 5", 32ft	16.10	/mo		Anchor Pedstl, Square, 5", 32ft	19.21	/mo	3.11000	/mo	858
859					C.	Direct Bury, Round, 19ft	16.27	/mo	C.	Direct Bury, Round, 19ft	19.41	/mo	3.14000	/mo	859
860						Direct Bury, Round, 30ft	12.70	/mo		Direct Bury, Round, 30ft	15.15	/mo	2.45000	/mo	860
861						Direct Bury, Round, 38ft	15.50	/mo		Direct Bury, Round, 38ft	18.49	/mo	2.99000	/mo	861
862						Direct Bury, Self-Support, 40ft	19.09	/mo		Direct Bury, Self-Support, 40ft	22.78	/mo	3.69000	/mo	862
863						Direct Bury, Stepped, 49ft	57.40	/mo		Direct Bury, Stepped, 49ft	68.49	/mo	11.09000	/mo	863
864						Direct Bury, Square, 4", 34ft	14.02	/mo		Direct Bury, Square, 4", 34ft	16.73	/mo	2.71000	/mo	864
865						Direct Bury, Square, 5", 20ft	13.31	/mo		Direct Bury, Square, 5", 20ft	15.88	/mo	2.57000	/mo	865
866						Direct Bury, Square, 30ft	13.87	/mo		Direct Bury, Square, 30ft	16.55	/mo	2.68000	/mo	866
867						Direct Bury, Square, 38ft	15.06	/mo		Direct Bury, Square, 38ft	17.97	/mo	2.91000	/mo	867
868						Decorative Transit 41- 6	18.08	/mo		Decorative Transit 41- 6	21.57	/mo	3.49000	/mo	868
869						Decorative Transit 47	22.52	/mo		Decorative Transit 47	26.87	/mo	4.35000	/mo	869
870						Direct Bury, Steel Dist Pole, 35ft	20.79	/mo		Direct Bury, Steel Dist Pole, 35ft	24.81	/mo	4.02000	/mo	870

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:	Schedule H-3
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Page 20 of 25
2) Present rates effective 7/01/2007.

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I) - (F)
871															871
872	E-58	Street Lighting Service	Rate	Sum & Win	POLES (Investment by Company) (cont)				POLES (Investment by Company) (cont)						872
873	(cont)				D.	Post Top, Dec Transit, 16ft	$30.97	/mo	D.	Post Top, Dec Transit, 16ft	$36.95	/mo	$5.98000	/mo	873
874						Post Top, Gray Steel/Fiberglass, 23ft	10.74	/mo		Post Top, Gray Steel/Fiberglass, 23ft	12.81	/mo	2.07000	/mo	874
875						Post Top, Black Steel, 23ft	11.84	/mo		Post Top, Black Steel, 23ft	14.13	/mo	2.29000	/mo	875
876					E.	Existing Distribution Pole	1.31	/mo	E.	Existing Distribution Pole	1.56	/mo	0.25000	/mo	876
877					F.	FROZEN, Wood Poles, 30ft	7.90	/mo	F.	FROZEN, Wood Poles, 30ft	9.43	/mo	1.53000	/mo	877
878						FROZEN, Wood Poles, 35ft	7.90	/mo		FROZEN, Wood Poles, 35ft	9.43	/mo	1.53000	/mo	878
879					A.	Anchor Flush, Round, 1X, 12ft	1.48	/mo	A.	Anchor Flush, Round, 1X, 12ft	1.77	/mo	0.29000	/mo	879
880						Anchor Flush, Round, 1X, 22ft	1.66	/mo		Anchor Flush, Round, 1X, 22ft	1.98	/mo	0.32000	/mo	880
881						Anchor Flush, Round, 1X, 25ft	1.81	/mo		Anchor Flush, Round, 1X, 25ft	2.16	/mo	0.35000	/mo	881
882						Anchor Flush, Round, 1X, 30ft	2.07	/mo		Anchor Flush, Round, 1X, 30ft	2.47	/mo	0.40000	/mo	882
883						Anchor Flush, Round, 1X, 32ft	2.09	/mo		Anchor Flush, Round, 1X, 32ft	2.49	/mo	0.40000	/mo	883
884						Anchor Flush, Round, 2X, 12ft	1.58	/mo		Anchor Flush, Round, 2X, 12ft	1.89	/mo	0.31000	/mo	884
885						Anchor Flush, Round, 2X, 22ft	1.82	/mo		Anchor Flush, Round, 2X, 22ft	2.17	/mo	0.35000	/mo	885
886						Anchor Flush, Round, 2X, 25ft	1.89	/mo		Anchor Flush, Round, 2X, 25ft	2.26	/mo	0.37000	/mo	886
887						Anchor Flush, Round, 2X, 30ft	2.20	/mo		Anchor Flush, Round, 2X, 30ft	2.63	/mo	0.43000	/mo	887
888						Anchor Flush, Round, 2X, 32ft	2.35	/mo		Anchor Flush, Round, 2X, 32ft	2.80	/mo	0.45000	/mo	888
889						Anchor Flush, Square, 5", 13ft	1.70	/mo		Anchor Flush, Square, 5", 13ft	2.03	/mo	0.33000	/mo	889
890						Anchor Flush, Square, 5", 15ft	1.52	/mo		Anchor Flush, Square, 5", 15ft	1.81	/mo	0.29000	/mo	890
891						Anchor Flush, Square, 5", 23ft	1.79	/mo		Anchor Flush, Square, 5", 23ft	2.14	/mo	0.35000	/mo	891
892						Anchor Flush, Square, 5", 25ft	1.97	/mo		Anchor Flush, Square, 5", 25ft	2.35	/mo	0.38000	/mo	892
893						Anchor Flush, Square, 5", 28ft	2.19	/mo		Anchor Flush, Square, 5", 28ft	2.61	/mo	0.42000	/mo	893
894						Anchor Flush, Square, 5", 32ft	2.18	/mo		Anchor Flush, Square, 5", 32ft	2.60	/mo	0.42000	/mo	894
895						Anchor Flush, Concrete, 12ft	5.06	/mo		Anchor Flush, Concrete, 12ft	6.04	/mo	0.98000	/mo	895
896						Anchor Flush, Fiberglass, 12ft	4.28	/mo		Anchor Flush, Fiberglass, 12ft	5.11	/mo	0.83000	/mo	896
897						Anchor Flush, Dec Transit Ped, 4", 16ft	4.18	/mo		Anchor Flush, Dec Transit Ped, 4", 16ft	4.99	/mo	0.81000	/mo	897
898						Anchor Flush, Dec Transit, 6", 30ft	8.06	/mo		Anchor Flush, Dec Transit, 6", 30ft	9.62	/mo	1.56000	/mo	898
899					B.	Anchor Pedstl, Round, 1X, 12ft	1.42	/mo	B.	Anchor Pedstl, Round, 1X, 12ft	1.69	/mo	0.27000	/mo	899
900						Anchor Pedstl, Round, 1X, 22ft	1.61	/mo		Anchor Pedstl, Round, 1X, 22ft	1.92	/mo	0.31000	/mo	900
901						Anchor Pedstl, Round, 1X, 25ft	1.75	/mo		Anchor Pedstl, Round, 1X, 25ft	2.09	/mo	0.34000	/mo	901
902						Anchor Pedstl, Round, 1X, 30ft	2.02	/mo		Anchor Pedstl, Round, 1X, 30ft	2.41	/mo	0.39000	/mo	902
903						Anchor Pedstl, Round, 1X, 32ft	2.12	/mo		Anchor Pedstl, Round, 1X, 32ft	2.53	/mo	0.41000	/mo	903
904						Anchor Pedstl, Round, 2X, 12ft	1.52	/mo		Anchor Pedstl, Round, 2X, 12ft	1.81	/mo	0.29000	/mo	904
905						Anchor Pedstl, Round, 2X, 22ft	1.70	/mo		Anchor Pedstl, Round, 2X, 22ft	2.03	/mo	0.33000	/mo	905
906						Anchor Pedstl, Round, 2X, 25ft	1.83	/mo		Anchor Pedstl, Round, 2X, 25ft	2.18	/mo	0.35000	/mo	906
907						Anchor Pedstl, Round, 2X, 30ft	2.14	/mo		Anchor Pedstl, Round, 2X, 30ft	2.55	/mo	0.41000	/mo	907
908						Anchor Pedstl, Round, 2X, 32ft	2.29	/mo		Anchor Pedstl, Round, 2X, 32ft	2.73	/mo	0.44000	/mo	908
909						Anchor Pedstl, Round, 3 Bolt, 32ft	2.62	/mo		Anchor Pedstl, Round, 3 Bolt, 32ft	3.13	/mo	0.51000	/mo	909
910						Anchor Pedstl, Square, 5", 13ft	1.64	/mo		Anchor Pedstl, Square, 5", 13ft	1.96	/mo	0.32000	/mo	910
911						Anchor Pedstl, Square, 5", 15ft	1.67	/mo		Anchor Pedstl, Square, 5", 15ft	1.99	/mo	0.32000	/mo	911
912						Anchor Pedstl, Square, 5", 23ft	1.75	/mo		Anchor Pedstl, Square, 5", 23ft	2.09	/mo	0.34000	/mo	912
913						Anchor Pedstl, Square, 5", 25ft	1.93	/mo		Anchor Pedstl, Square, 5", 25ft	2.30	/mo	0.37000	/mo	913
914						Anchor Pedstl, Square, 5", 28ft	2.14	/mo		Anchor Pedstl, Square, 5", 28ft	2.55	/mo	0.41000	/mo	914
915						Anchor Pedstl, Square, 5", 32ft	2.21	/mo		Anchor Pedstl, Square, 5", 32ft	2.64	/mo	0.43000	/mo	915

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:	Schedule H-3
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Page 21 of 25
2) Present rates effective 7/01/2007.

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)		(E)	(F)	(G)		(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing			Present Rates				Proposed Rates					Line
No.	Schedule	Description	Designation	Season		Block	Rates			Block	Rates		Change		No.
													(I) - (F)
916															916
917	E-58	Street Lighting Service	Rate	Sum & Win	POLES (Investment by Others) (cont)				POLES (Investment by Others) (cont)						917
918	(cont)				C.	Direct Bury, Round, 19ft	$2.24	/mo	C.	Direct Bury, Round, 19ft	$2.67	/mo	$0.43000	/mo	918
919						Direct Bury, Round, 30ft	2.35	/mo		Direct Bury, Round, 30ft	2.80	/mo	0.45000	/mo	919
920						Direct Bury, Round, 38ft	2.41	/mo		Direct Bury, Round, 38ft	2.88	/mo	0.47000	/mo	920
921						Direct Bury, Self-Support, 40ft	3.02	/mo		Direct Bury, Self-Support, 40ft	3.60	/mo	0.58000	/mo	921
922						Direct Bury, Stepped, 49ft	7.91	/mo		Direct Bury, Stepped, 49ft	9.44	/mo	1.53000	/mo	922
923						Direct Bury, Square, 4", 34ft	2.43	/mo		Direct Bury, Square, 4", 34ft	2.90	/mo	0.47000	/mo	923
924						Direct Bury, Square, 5", 20ft	2.20	/mo		Direct Bury, Square, 5", 20ft	2.63	/mo	0.43000	/mo	924
925						Direct Bury, Square, 30ft	2.29	/mo		Direct Bury, Square, 30ft	2.73	/mo	0.44000	/mo	925
926						Direct Bury, Square, 38ft	2.61	/mo		Direct Bury, Square, 38ft	3.11	/mo	0.50000	/mo	926
927						Decorative Transit 41- 6	2.66	/mo		Decorative Transit 41- 6	3.17	/mo	0.51000	/mo	927
928						Decorative Transit 47	3.31	/mo		Decorative Transit 47	3.95	/mo	0.64000	/mo	928
929						Direct Bury, Steel Dist Pole, 35ft	2.74	/mo		Direct Bury, Steel Dist Pole, 35ft	3.27	/mo	0.53000	/mo	929
930					D.	Post Top, Dec Transit, 16ft	4.26	/mo	D.	Post Top, Dec Transit, 16ft	5.08	/mo	0.82000	/mo	930
931						Post Top, Gray Steel/Fiberglass, 23ft	1.77	/mo		Post Top, Gray Steel/Fiberglass, 23ft	2.11	/mo	0.34000	/mo	931
932						Post Top, Black Steel, 23ft	1.95	/mo		Post Top, Black Steel, 23ft	2.33	/mo	0.38000	/mo	932
933					E.	Existing Distribution Pole	—	/mo	E.	Existing Distribution Pole	—	/mo	—	/mo	933
934					F.	FROZEN, Wood Poles, 30ft	1.37	/mo	F.	FROZEN, Wood Poles, 30ft	1.63	/mo	0.26000	/mo	934
935						FROZEN, Wood Poles, 35ft	1.31	/mo		FROZEN, Wood Poles, 35ft	1.56	/mo	0.25000	/mo	935
936					ANCHOR BASE (Investment by Company)				ANCHOR BASE (Investment by Company)						936
937						Flush, 4ft	$8.75	/mo		Flush, 4ft	$10.44	/mo	$1.69000	/mo	937
938						Flush, 6ft	10.44	/mo		Flush, 6ft	12.46	/mo	2.02000	/mo	938
939						Pedestal, 8ft	11.96	/mo		Pedestal, 8ft	14.27	/mo	2.31000	/mo	939
940						Pedestal, 32' round steel pole, 4ft 6"	8.29	/mo		Pedestal, 32' round steel pole, 4ft 6"	9.89	/mo	1.60000	/mo	940
941					ANCHOR BASE (Investment by Others)				ANCHOR BASE (Investment by Others)						941
942						Flush, 4ft	$1.20	/mo		Flush, 4ft	$1.43	/mo	$0.23000	/mo	942
943						Flush, 6ft	1.81	/mo		Flush, 6ft	2.16	/mo	0.35000	/mo	943
944						Pedestal, 8ft	2.08	/mo		Pedestal, 8ft	2.48	/mo	0.40000	/mo	944
945						Pedestal, 32' round steel pole, 4ft 6"	1.44	/mo		Pedestal, 32' round steel pole, 4ft 6"	1.72	/mo	0.28000	/mo	945
946					OPTIONAL EQUIPMENT				OPTIONAL EQUIPMENT						946
947						Per foot of cable under paving	$0.13880	/mo		Per foot of cable under paving	$0.16562	/mo	$0.02682	/mo	947
948						Per foot of cable not under paving	0.04936	/mo		Per foot of cable not under paving	0.05890	/mo	0.00954	/mo	948
949															949
950															950
951	E-59	Energy Services for Government		Sum & Win		Service Charge	$2.46	/mo		Service Charge	$2.94	/mo	$0.48000	/mo	951
952		Owned Streetlighting Systems				Energy Charge	0.05385	/kWh		Energy Charge	0.06001	/kWh	0.00616	/kWh	952
953															953
954	E-67	Municipal Lighting	Rate	Sum & Win		All kWh	$0.04580	/kWh		All kWh	$0.05090	/kWh	$0.00510	/kWh	954
955		Service -- City of Phoenix													955
956															956

957	E-114	Share the Light	Rate			Billed on Rate Schedule E-58			NO CHANGE						957

958															958

959	E-116	Share the Light	Rate			Billed on Rate Schedule E-58			NO CHANGE						959

960															960

961	E-145	Share the Light	Rate			Billed on Rate Schedule E-58			NO CHANGE						961

Supporting Schedules:
N/A	Recap Schedules:
N/A
NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Schedule H-3
2) Present rates effective 7/01/2007.	Page 22 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.
											(I) - (F)
962													962
963	E-221	Water Pumping Service	Rate	Sum & Win	Basic Service Charge	$0.493	/day	Basic Service Charge	$0.592	/day	$0.09900	/day	963
964					All kW	1.660	/kW	All kW	0.277	/kW	(1.38300)	/kW	964
965					First 240 kWh	0.10311	/kWh	First 240 kWh	0.11563	/kWh	0.01252	/kWh	965
966					Next 275 kWh per kW	0.07010	/kWh	Next 275 kWh per kW	0.07862	/kWh	0.00852	/kWh	966
967					All additional kWh	0.05755	/kWh	All additional kWh	0.06454	/kWh	0.00699	/kWh	967
968													968
969		Time of Week Option		Sum & Win	Based on Measured kWh in Control Period:			Based on Measured kWh in Control Period:					969
970					2 kWh per kW or less	$(0.00693)	/kWh	2 kWh per kW or less	$(0.00777)	/kWh	$(0.00084)	/kWh	970
971					Greater than 8 kWh/kW	0.00347	/kWh	Greater than 8 kWh/kW	0.00389	/kWh	0.00042	/kWh	971
972													972
973			Minimum	Sum & Win	Minimum Basic Service Charge	$0.493	/day	Minimum Basic Service Charge	$0.592	/day	$0.09900	/day	973
974					Minimum Demand Charge	1.66	/kW	Minimum Demand Charge	0.277	/kW	(1.38300)	/kW	974
975					Minimum Annual kW Charge	24.00	/kW	Minimum Annual kW Charge	24.00	/kW	—	/kW	975
976					Minimum Annual Lump Sum Charge	180.00	—	Minimum Annual Lump Sum Charge	180.00	—	—	—	976
977													977
978	E-221-8T	Water Pumping Service	Rate	Sum & Win	Basic Service Charge	$0.851	/day	Basic Service Charge	$1.021	/day	$0.17000	/day	978
979		Time Of Use			All On-Peak kW	3.950	/kW	All On-Peak kW	2.845	/kW	(1.10500)	/kW	979
980					All Off-Peak kW	2.360	/kW	All Off-Peak kW	2.647	/kW	0.28700	/kW	980
981					All On-Peak kWh	0.08454	/kWh	All On-Peak kWh	0.09481	/kWh	0.01027	/kWh	981
982					All Off-Peak kWh	0.04547	/kWh	All Off-Peak kWh	0.05099	/kWh	0.00552	/kWh	982
983													983
984			Minimum	Sum & Win	Minimum Basic Service Charge	$0.851	/day	Minimum Basic Service Charge	$1.021	/day	$0.17000	/day	984
985					Minimum Demand Charge	2.360	/kW	Minimum Demand Charge	1.062	/kW	(1.29800)	/kW	985
986					Minimum Annual kW Charge	34.20	/kW	Minimum Annual kW Charge	34.20	/kW	—	/kW	986
987					Minimum Annual Lump Sum Charge	310.44	—	Minimum Annual Lump Sum Charge	310.44	—	—	/kW	987
988													988

989	E-249	Share the Light	Rate	Sum & Win	Billed on Rate Schedule E-58			NO CHANGE					989

990													990

991	CPP-GS	Critical Peak Pricing	Rate	Sum & Win				Critical Peak Price	$0.40000	/kWh	$0.40000	/kWh	991
992		General Service											992
993								Energy Discount E-32 M	$(0.014892)	/kWh	$(0.01489)	/kWh	993
994								Energy Discount E-32 L	(0.014438)	/kWh	(0.01444)	/kWh	994
995					PROPOSED NEW SCHEDULE			Energy Discount E-32 TOU M	(0.014892)	/kWh	(0.01489)	/kWh	995
996								Energy Discount E-32 TOU L	(0.014438)	/kWh	(0.01444)	/kWh	996
997								Energy Discount E-34	(0.014350)	/kWh	(0.01435)	/kWh	997
998								Energy Discount E-35	(0.012470)	/kWh	(0.01247)	/kWh	998
999								Energy Discount E-221	(0.011755)	/kWh	(0.01176)	/kWh	999
1000													1000

1001	SC-S	Standard Contract -	Rate	Sum & Win	NEW SCHEDULE PER A.C.C. DECISION NO. 70130.			NO CHANGE					1001
1002		Solar			CHARGES INCORPORATED FROM OTHER RATE SCHEDULES.								1002

1003													1003
1004	EPR-2	Purchase Rates	9am - 9pm	Summer	Non-Firm On-Peak	$0.06486	/kWh	Non-Firm On-Peak	$0.06959		$0.00473	/kWh	1004
1005			Rate		Non-Firm Off-Peak	0.04531	/kWh	Non-Firm Off-Peak	0.05737		0.01206	/kWh	1005
1006					Firm On-Peak	0.07630	/kWh	Firm On-Peak	0.09802		0.02172	/kWh	1006
1007					Firm Off-Peak	0.05330	/kWh	Firm Off-Peak	0.06258		0.00928	/kWh	1007
1008													1008
1009				Winter	Non-Firm On-Peak	$0.06384	/kWh	Non-Firm On-Peak	$0.05578		$(0.00806)	/kWh	1009
1010					Non-Firm Off-Peak	0.04905	/kWh	Non-Firm Off-Peak	0.05467		0.00562	/kWh	1010
1011					Firm On-Peak	0.07510	/kWh	Firm On-Peak	0.05578		(0.01932)	/kWh	1011
1012					Firm Off-Peak	0.05770	/kWh	Firm Off-Peak	0.05467		(0.00303)	/kWh	1012

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Schedule H-3
2) Present rates effective 7/01/2007.	Page 23 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
Line	Rate		Billing		Present Rates			Proposed Rates					Line
No.	Schedule	Description	Designation	Season	Block	Rates		Block	Rates		Change		No.

											(I) - (F)
1013													1013

1014	EPR-2		12pm - 7pm	Summer				Non-Firm On-Peak	$0.07052		$0.07052	/kWh	1014
1015	(cont)		Rate					Non-Firm Off-Peak	0.05940		0.05940	/kWh	1015
1016								Firm On-Peak	0.11927		0.11927	/kWh	1016
1017								Firm Off-Peak	0.06364		0.06364	/kWh	1017
1018													1018
1019				Winter				Non-Firm On-Peak	$0.05245		$0.05245	/kWh	1019
1020								Non-Firm Off-Peak	0.05577		0.05577	/kWh	1020
1021								Firm On-Peak	0.05245		0.05245	/kWh	1021
1022								Firm Off-Peak	0.05577		0.05577	/kWh	1022
1023					PROPOSED NEW ADDITION TO SCHEDULE								1023
1024			11am - 9pm	Summer				Non-Firm On-Peak	$0.07057		$0.07057	/kWh	1024
1025			Rate					Non-Firm Off-Peak	0.05798		0.05798	/kWh	1025
1026								Firm On-Peak	0.10469		0.10469	/kWh	1026
1027								Firm Off-Peak	0.06275		0.06275	/kWh	1027
1028													1028
1029				Winter				Non-Firm On-Peak	$0.05518		$0.05518	/kWh	1029
1030								Non-Firm Off-Peak	0.05502		0.05502	/kWh	1030
1031								Firm On-Peak	0.05518		0.05518	/kWh	1031
1032								Firm Off-Peak	0.05502		0.05502	/kWh	1032

1033													1033
1034	EPR-5	Net Metering Rate		Sum & Win	Energy Credit for Excess Generation	Credited Rates		Energy Credit for Excess Generation	Credited Rates				1034
1035		Renewable Resource Facilities				Per Applicable			Per Applicable				1035
1036		of 100 kW or Less for Partial				Rate Schedule			Rate Schedule				1036
1037													1037

1038	Solar-2	Individual Solar	Initial Fee	Sum & Win	Up to $100,000	5%	one time						1038
1039		Electric Service			More than $100,000	10%	one time						1039
1040													1040
1041			Rate	Sum & Win	Service Fee:								1041
1042					Battery: None, sys size up to 2.5 kW	$5.00	/mo						1042
1043					Battery: None, sys size over 2.5 kW	5.00	/mo						1043
1044					Battery: Sealed, sys size up to 2.5 kW	45.00	/mo						1044
1045					Battery: Sealed, sys size over 2.5 kW	65.00	/mo	NO CHANGE					1045
1046					Battery: Flooded, sys size up to 2.5 kW	65.00	/mo						1046
1047					Battery: Flooded, sys size over 2.5 kW	85.00	/mo						1047
1048													1048
1049					Component Fee:								1049
1050					Long	1.41%	/mo						1050
1051					Medium	1.83%	/mo						1051
1052					Short	2.75%	/mo						1052

1053													1053

1054	Solar-3	Solar Power Pilot Program	Rate	Sum & Win	Solar Power Premium	$0.16600	/kWh	NO CHANGE					1054

1055													1055

1056	SP-1	Solar Partners	Rate	Sum & Win	Residential/Business 15 kWh per month	$2.64	/mo	NO CHANGE					1056

1057													1057

1058	DSMAC-1[1]	Demand Side Management	Adjustment	Sum & Win	all kWh	$—	/kWh	NO CHANGE					1058
1059		Adjustment Charge			all kW	—	/kW						1059

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components. 2) Present rates effective 7/01/2007.	Schedule H-3 Page 24 of 25

ARIZONA PUBLIC SERVICE COMPANY
CHANGES IN REPRESENTATIVE RATE SCHEDULES
COMPARISON OF PRESENT AND PROPOSED RATES
TEST YEAR ENDING DECEMBER 31, 2007

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)

Line	Rate	Billing	Present Rates	Proposed Rates	Line
No.	Schedule	Description	Designation	Season	Block	Rates	Block	Rates	Change	No.
(I) - (F)
1060	1060

1061	CRCC-1[1]	Competition Rules	Adjustment	Sum & Win	All kWh	$0.000338	/kWh	NO CHANGE	1061
1062	Compliance Charge	1062

1063	1063

1064	RCDAC-1[1]	Returning Customer Direct	Adjustment	Sum & Win	Customers over 3mW	varies by customer	NO CHANGE	1064

1065	Access Charge	1065
1066	1066

1067	PSA-11 2	Power Supply	Adjustment	Sum & Win	PSA Adjustor	$0.003987	/kWh	1067
1068	Adjustment	PSA Historical	0.001048	/kWh	1068
1069	PSA Forward	0.002952	/kWh	NO CHANGE	1069
1070	PSA Transition	—	/kWh	1070
1071	PSA Surcharge	0.001176	/kWh	1071

1072	1072

1073	RES[1]	Renewable Energy Standard	Adjustment	Sum & Win	All kWh	$0.003288	/kWh	NO CHANGE.	1073
1074	Cap for all Residential Services	1.32	/service	ADJUSTOR SCHEDULE RES REPLACED	1074
1075	Cap for General Services under 3MW	48.84	/service	ADJUSTOR SCHEDULE EPS-1 PER DECISION NO. 70313	1075
1076	Cap for General Services 3MW and above	146.53	/service	1076

1077	1077

1078	EIS[1]	Environmental	Adjustment	Sum & Win	All kWh	$0.00016	/kWh	NO CHANGE	1078
1079	Improvement Surcharge	1079

1080	1080

1081	TCA-11 3	Transmission	Adjustment	Sum & Win	1081
1082	Cost	1082
1083	NEW ADJUSTMENT SCHEDULE PER A.C.C. DECISION NO. 69663	REFLECTS THE UNBUNDLED TRANSMISSION CHARGES APPROVED BY	1083
1084	A.C.C. AND FERC APPROVED OATT PER THE TCA POA.	1084
1085	1085

1086	1086

1087	GPS-1[1]	Green Power Block Schedule	Adjustment	Sum & Win	100 kWh Block	$1.00000	/kWh Block	NO CHANGE	1087

1088	1088

1089	GPS-2[1]	Green Power Percent Schedule	Adjustment	Sum & Win	100.0% total monthly kWh	$0.01000	/kWh	1089
1090	50.0% total monthly kWh	0.00500	/kWh	NO CHANGE	1090
1091	35.0% total monthly kWh	0.00350	/kWh	1091
1092	10.0% total monthly kWh	0.00100	/kWh	1092

1093	1093

1094	SDR	Self Directed Renewable Resources	Adjustment	Sum & Win	Varies per customer	NO CHANGE	1094

1095	1095
1096	1096
1097	[1] These adjustor schedules may be modified outside of a rate case in accordance with the adjustor schedules’s Plan of Administration. These schedules do not impact any of the proof of revenues.	1097
1098	[2] Update to adjustment schedule PSA-1 approved by A.C.C. Decision No. 69663 per the PSA POA.	1098
1099	[3] Unbundled transmission cost removed from proposed base rates.	1099
1100	* Rate Schedules EPR-3, EPR-4, EQF-M, EQF-S and Solar-1 were cancelled in A.C.C. Decision No. 69663.

Supporting Schedules:
N/A	Recap Schedules:
N/A
NOTES TO SCHEDULE:
1) Proposed rates are shown on a bundled basis. See Tariff Sheets for unbundled components.	Schedule H-3
2) Present rates effective 7/01/2007.	Page 25 of 25

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
E-12 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	24.24	28.39	1.24	29.63	5.39	22.2%
250	28.41	32.92	1.55	34.47	6.06	21.3%
300	32.57	37.44	1.86	39.30	6.73	20.7%
350	36.73	41.97	2.17	44.14	7.41	20.2%
400	40.90	46.49	2.48	48.97	8.07	19.7%
450	45.06	51.02	2.79	53.81	8.75	19.4%
500	49.23	55.54	3.10	58.64	9.41	19.1%
550	53.39	60.07	3.40	63.47	10.08	18.9%
600	57.55	64.59	3.71	68.30	10.75	18.7%
650	61.72	69.12	4.02	73.14	11.42	18.5%
700	65.88	73.64	4.33	77.97	12.09	18.4%
750	70.04	78.17	4.64	82.81	12.77	18.2%
800	74.21	82.69	4.95	87.64	13.43	18.1%
850	78.37	87.22	5.26	92.48	14.11	18.0%
900	82.53	91.74	5.57	97.31	14.78	17.9%
950	86.70	96.27	5.88	102.15	15.45	17.8%
1,000	90.86	100.79	6.19	106.98	16.12	17.7%
1,100	99.19	109.84	6.81	116.65	17.46	17.6%
1,200	107.51	118.89	7.43	126.32	18.81	17.5%
1,300	115.84	127.94	8.05	135.99	20.15	17.4%
1,400	124.17	136.99	8.67	145.66	21.49	17.3%
1,500	132.50	146.04	9.29	155.33	22.83	17.2%
1,600	140.82	155.09	9.90	164.99	24.17	17.2%
1,700	149.15	164.14	10.52	174.66	25.51	17.1%
1,800	157.48	173.19	11.14	184.33	26.85	17.0%
1,900	165.80	182.24	11.76	194.00	28.20	17.0%
2,000	174.13	191.29	12.38	203.67	29.54	17.0%
2,200	190.78	209.39	13.62	223.01	32.23	16.9%
2,400	207.44	227.49	14.86	242.35	34.91	16.8%
2,600	224.09	245.59	16.09	261.68	37.59	16.8%
2,800	240.75	263.69	17.33	281.02	40.27	16.7%
3,000	257.40	281.79	18.57	300.36	42.96	16.7%
4,000	340.67	372.29	24.76	397.05	56.38	16.5%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
E-12 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	24.73	28.92	1.24	30.16	5.43	22.0%
250	29.02	33.58	1.55	35.13	6.11	21.1%
300	33.30	38.23	1.86	40.09	6.79	20.4%
350	37.59	42.89	2.17	45.06	7.47	19.9%
400	41.87	47.55	2.48	50.03	8.16	19.5%
450	47.96	54.16	2.79	56.95	8.99	18.7%
500	54.05	60.78	3.10	63.88	9.83	18.2%
550	60.13	67.39	3.40	70.79	10.66	17.7%
600	66.22	74.01	3.71	77.72	11.50	17.4%
650	72.31	80.62	4.02	84.64	12.33	17.1%
700	78.40	87.24	4.33	91.57	13.17	16.8%
750	84.48	93.85	4.64	98.49	14.01	16.6%
800	90.57	100.47	4.95	105.42	14.85	16.4%
850	97.78	108.31	5.26	113.57	15.79	16.1%
900	105.00	116.15	5.57	121.72	16.72	15.9%
950	112.21	123.99	5.88	129.87	17.66	15.7%
1,000	119.42	131.83	6.19	138.02	18.60	15.6%
1,100	133.85	147.51	6.81	154.32	20.47	15.3%
1,200	148.28	163.19	7.43	170.62	22.34	15.1%
1,300	162.71	178.87	8.05	186.92	24.21	14.9%
1,400	177.13	194.54	8.67	203.21	26.08	14.7%
1,500	191.56	210.22	9.29	219.51	27.95	14.6%
1,600	205.99	225.90	9.90	235.80	29.81	14.5%
1,700	220.41	241.58	10.52	252.10	31.69	14.4%
1,800	234.84	257.26	11.14	268.40	33.56	14.3%
1,900	249.27	272.94	11.76	284.70	35.43	14.2%
2,000	263.69	288.62	12.38	301.00	37.31	14.1%
2,200	292.55	319.98	13.62	333.60	41.05	14.0%
2,400	321.40	351.33	14.86	366.19	44.79	13.9%
2,600	350.26	382.69	16.09	398.78	48.52	13.9%
2,800	379.11	414.05	17.33	431.38	52.27	13.8%
3,000	407.96	445.41	18.57	463.98	56.02	13.7%
4,000	552.23	615.28	24.76	640.04	87.81	15.9%
5,000	696.50	785.15	30.95	816.10	119.60	17.2%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
E-12/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	14.55	17.03	0.74	17.77	3.22	22.1%
250	17.04	19.75	0.93	20.68	3.64	21.4%
300	19.54	22.46	1.11	23.57	4.03	20.6%
350	22.04	25.18	1.30	26.48	4.44	20.1%
400	24.54	27.89	1.49	29.38	4.84	19.7%
450	33.35	37.75	2.06	39.81	6.46	19.4%
500	36.43	41.10	2.29	43.39	6.96	19.1%
550	39.51	44.45	2.52	46.97	7.46	18.9%
600	42.59	47.80	2.75	50.55	7.96	18.7%
650	45.67	51.15	2.98	54.13	8.46	18.5%
700	48.75	54.49	3.21	57.70	8.95	18.4%
750	51.83	57.84	3.44	61.28	9.45	18.2%
800	54.91	61.19	3.66	64.85	9.94	18.1%
850	67.40	75.00	3.89	78.89	11.49	17.0%
900	70.98	78.90	4.12	83.02	12.04	17.0%
950	74.56	82.79	4.35	87.14	12.58	16.9%
1,000	78.14	86.68	4.58	91.26	13.12	16.8%
1,100	85.30	94.46	5.04	99.50	14.20	16.6%
1,200	92.46	102.25	5.50	107.75	15.29	16.5%
1,300	102.84	114.94	8.05	122.99	20.15	19.6%
1,400	111.17	123.99	8.67	132.66	21.49	19.3%
1,500	119.50	133.04	9.29	142.33	22.83	19.1%
1,600	127.82	142.09	9.90	151.99	24.17	18.9%
1,700	136.15	151.14	10.52	161.66	25.51	18.7%
1,800	144.48	160.19	11.14	171.33	26.85	18.6%
1,900	152.80	169.24	11.76	181.00	28.20	18.5%
2,000	161.13	178.29	12.38	190.67	29.54	18.3%
2,200	177.78	196.39	13.62	210.01	32.23	18.1%
2,400	194.44	214.49	14.86	229.35	34.91	18.0%
2,600	211.09	232.59	16.09	248.68	37.59	17.8%
2,800	227.75	250.69	17.33	268.02	40.27	17.7%
3,000	244.40	268.79	18.57	287.36	42.96	17.6%
4,000	327.67	359.29	24.76	384.05	56.38	17.2%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D).

Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
E-12/E-3 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	14.84	17.35	0.74	18.09	3.25	21.9%
250	17.41	20.15	0.93	21.08	3.67	21.1%
300	19.98	22.94	1.11	24.05	4.07	20.4%
350	22.55	25.73	1.30	27.03	4.48	19.9%
400	25.12	28.53	1.49	30.02	4.90	19.5%
450	35.49	40.08	2.06	42.14	6.65	18.7%
500	39.99	44.97	2.29	47.26	7.27	18.2%
550	44.50	49.87	2.52	52.39	7.89	17.7%
600	49.00	54.77	2.75	57.52	8.52	17.4%
650	53.51	59.66	2.98	62.64	9.13	17.1%
700	58.01	64.56	3.21	67.77	9.76	16.8%
750	62.52	69.45	3.44	72.89	10.37	16.6%
800	67.02	74.35	3.66	78.01	10.99	16.4%
850	84.09	93.15	3.89	97.04	12.95	15.4%
900	90.30	99.89	4.12	104.01	13.71	15.2%
950	96.50	106.63	4.35	110.98	14.48	15.0%
1,000	102.70	113.37	4.58	117.95	15.25	14.8%
1,100	115.11	126.86	5.04	131.90	16.79	14.6%
1,200	127.52	140.34	5.50	145.84	18.32	14.4%
1,300	149.71	165.87	8.05	173.92	24.21	16.2%
1,400	164.13	181.54	8.67	190.21	26.08	15.9%
1,500	178.56	197.22	9.29	206.51	27.95	15.7%
1,600	192.99	212.90	9.90	222.80	29.81	15.4%
1,700	207.41	228.58	10.52	239.10	31.69	15.3%
1,800	221.84	244.26	11.14	255.40	33.56	15.1%
1,900	236.27	259.94	11.76	271.70	35.43	15.0%
2,000	250.69	275.62	12.38	288.00	37.31	14.9%
2,200	279.55	306.98	13.62	320.60	41.05	14.7%
2,400	308.40	338.33	14.86	353.19	44.79	14.5%
2,600	337.26	369.69	16.09	385.78	48.52	14.4%
2,800	366.11	401.05	17.33	418.38	52.27	14.3%
3,000	394.96	432.41	18.57	450.98	56.02	14.2%
4,000	539.23	602.28	24.76	627.04	87.81	16.3%
5,000	683.50	772.15	30.95	803.10	119.60	17.5%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D).

Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
E-12/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	14.55	17.03	0.74	17.77	3.22	22.1%
250	17.04	19.75	0.93	20.68	3.64	21.4%
300	19.54	22.46	1.11	23.57	4.03	20.6%
350	22.04	25.18	1.30	26.48	4.44	20.1%
400	24.54	27.89	1.49	29.38	4.84	19.7%
450	27.04	30.61	1.67	32.28	5.24	19.4%
500	29.54	33.32	1.86	35.18	5.64	19.1%
550	32.03	36.04	2.04	38.08	6.05	18.9%
600	34.53	38.75	2.23	40.98	6.45	18.7%
650	37.03	41.47	2.41	43.88	6.85	18.5%
700	39.53	44.18	2.60	46.78	7.25	18.3%
750	42.03	46.90	2.79	49.69	7.66	18.2%
800	44.52	49.61	2.97	52.58	8.06	18.1%
850	57.99	64.54	3.89	68.43	10.44	18.0%
900	61.07	67.89	4.12	72.01	10.94	17.9%
950	64.16	71.24	4.35	75.59	11.43	17.8%
1,000	67.24	74.58	4.58	79.16	11.92	17.7%
1,100	73.40	81.28	5.04	86.32	12.92	17.6%
1,200	79.56	87.98	5.50	93.48	13.92	17.5%
1,300	85.72	94.68	5.95	100.63	14.91	17.4%
1,400	91.88	101.37	6.41	107.78	15.90	17.3%
1,500	113.95	125.59	7.99	133.58	19.63	17.2%
1,600	121.11	133.38	8.52	141.90	20.79	17.2%
1,700	128.27	141.16	9.05	150.21	21.94	17.1%
1,800	135.43	148.94	9.58	158.52	23.09	17.0%
1,900	142.59	156.73	10.11	166.84	24.25	17.0%
2,000	149.75	164.51	10.65	175.16	25.41	17.0%
2,200	164.78	183.39	13.62	197.01	32.23	19.6%
2,400	181.44	201.49	14.86	216.35	34.91	19.2%
2,600	198.09	219.59	16.09	235.68	37.59	19.0%
2,800	214.75	237.69	17.33	255.02	40.27	18.8%
3,000	231.40	255.79	18.57	274.36	42.96	18.6%
4,000	314.67	346.29	24.76	371.05	56.38	17.9%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D).

Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
E-12/E-4 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	14.84	17.35	0.74	18.09	3.25	21.9%
250	17.41	20.15	0.93	21.08	3.67	21.1%
300	19.98	22.94	1.11	24.05	4.07	20.4%
350	22.55	25.73	1.30	27.03	4.48	19.9%
400	25.12	28.53	1.49	30.02	4.90	19.5%
450	28.77	32.50	1.67	34.17	5.40	18.8%
500	32.43	36.47	1.86	38.33	5.90	18.2%
550	36.08	40.44	2.04	42.48	6.40	17.7%
600	39.73	44.40	2.23	46.63	6.90	17.4%
650	43.38	48.37	2.41	50.78	7.40	17.1%
700	47.04	52.34	2.60	54.94	7.90	16.8%
750	50.69	56.31	2.79	59.10	8.41	16.6%
800	54.34	60.28	2.97	63.25	8.91	16.4%
850	72.36	80.15	3.89	84.04	11.68	16.1%
900	77.70	85.95	4.12	90.07	12.37	15.9%
950	83.04	91.75	4.35	96.10	13.06	15.7%
1,000	88.37	97.55	4.58	102.13	13.76	15.6%
1,100	99.05	109.16	5.04	114.20	15.15	15.3%
1,200	109.73	120.76	5.50	126.26	16.53	15.1%
1,300	120.40	132.36	5.95	138.31	17.91	14.9%
1,400	131.08	143.96	6.41	150.37	19.29	14.7%
1,500	164.74	180.79	7.99	188.78	24.04	14.6%
1,600	177.15	194.28	8.52	202.80	25.65	14.5%
1,700	189.56	207.76	9.05	216.81	27.25	14.4%
1,800	201.96	221.24	9.58	230.82	28.86	14.3%
1,900	214.37	234.73	10.11	244.84	30.47	14.2%
2,000	226.78	248.21	10.65	258.86	32.08	14.1%
2,200	266.55	293.98	13.62	307.60	41.05	15.4%
2,400	295.40	325.33	14.86	340.19	44.79	15.2%
2,600	324.26	356.69	16.09	372.78	48.52	15.0%
2,800	353.11	388.05	17.33	405.38	52.27	14.8%
3,000	381.96	419.41	18.57	437.98	56.02	14.7%
4,000	526.23	589.28	24.76	614.04	87.81	16.7%
5,000	670.50	759.15	30.95	790.10	119.60	17.8%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D).

Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-1 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	29.87	32.33	1.24	33.57	3.70	12.4%
250	33.64	36.59	1.55	38.14	4.50	13.4%
300	37.41	40.86	1.86	42.72	5.31	14.2%
350	41.18	45.12	2.17	47.29	6.11	14.8%
400	44.94	49.39	2.48	51.87	6.93	15.4%
450	48.71	53.65	2.79	56.44	7.73	15.9%
500	52.48	57.92	3.10	61.02	8.54	16.3%
550	56.25	62.18	3.40	65.58	9.33	16.6%
600	60.02	66.44	3.71	70.15	10.13	16.9%
650	63.79	70.71	4.02	74.73	10.94	17.2%
700	67.56	74.97	4.33	79.30	11.74	17.4%
750	71.33	79.24	4.64	83.88	12.55	17.6%
800	75.10	83.50	4.95	88.45	13.35	17.8%
850	78.87	87.77	5.26	93.03	14.16	18.0%
900	82.64	92.03	5.57	97.60	14.96	18.1%
950	86.41	96.30	5.88	102.18	15.77	18.3%
1,000	90.18	100.56	6.19	106.75	16.57	18.4%
1,100	97.71	109.09	6.81	115.90	18.19	18.6%
1,200	105.25	117.62	7.43	125.05	19.80	18.8%
1,300	112.79	126.15	8.05	134.20	21.41	19.0%
1,400	120.33	134.68	8.67	143.35	23.02	19.1%
1,500	127.87	143.21	9.29	152.50	24.63	19.3%
1,600	135.41	151.74	9.90	161.64	26.23	19.4%
1,700	142.95	160.27	10.52	170.79	27.84	19.5%
1,800	150.48	168.79	11.14	179.93	29.45	19.6%
1,900	158.02	177.32	11.76	189.08	31.06	19.7%
2,000	165.56	185.85	12.38	198.23	32.67	19.7%
2,200	180.64	202.91	13.62	216.53	35.89	19.9%
2,400	195.72	219.97	14.86	234.83	39.11	20.0%
2,600	210.79	237.03	16.09	253.12	42.33	20.1%
2,800	225.87	254.09	17.33	271.42	45.55	20.2%
3,000	240.95	271.14	18.57	289.71	48.76	20.2%

ET-1 Winter Average Energy On-Peak:	33%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-1 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	33.78	36.76	1.24	38.00	4.22	12.5%
250	38.53	42.13	1.55	43.68	5.15	13.4%
300	43.28	47.51	1.86	49.37	6.09	14.1%
350	48.03	52.88	2.17	55.05	7.02	14.6%
400	52.78	58.25	2.48	60.73	7.95	15.1%
450	57.53	63.62	2.79	66.41	8.88	15.4%
500	62.28	69.00	3.10	72.10	9.82	15.8%
550	67.02	74.37	3.40	77.77	10.75	16.0%
600	71.77	79.74	3.71	83.45	11.68	16.3%
650	76.52	85.12	4.02	89.14	12.62	16.5%
700	81.27	90.49	4.33	94.82	13.55	16.7%
750	86.02	95.86	4.64	100.50	14.48	16.8%
800	90.77	101.23	4.95	106.18	15.41	17.0%
850	95.51	106.61	5.26	111.87	16.36	17.1%
900	100.26	111.98	5.57	117.55	17.29	17.2%
950	105.01	117.35	5.88	123.23	18.22	17.4%
1,000	109.76	122.72	6.19	128.91	19.15	17.4%
1,100	119.26	133.47	6.81	140.28	21.02	17.6%
1,200	128.75	144.22	7.43	151.65	22.90	17.8%
1,300	138.25	154.96	8.05	163.01	24.76	17.9%
1,400	147.75	165.71	8.67	174.38	26.63	18.0%
1,500	157.25	176.45	9.29	185.74	28.49	18.1%
1,600	166.74	187.20	9.90	197.10	30.36	18.2%
1,700	176.24	197.94	10.52	208.46	32.22	18.3%
1,800	185.74	208.69	11.14	219.83	34.09	18.4%
1,900	195.23	219.43	11.76	231.19	35.96	18.4%
2,000	204.73	230.18	12.38	242.56	37.83	18.5%
2,200	223.72	251.67	13.62	265.29	41.57	18.6%
2,400	242.72	273.16	14.86	288.02	45.30	18.7%
2,600	261.71	294.65	16.09	310.74	49.03	18.7%
2,800	280.71	316.14	17.33	333.47	52.76	18.8%
3,000	299.70	337.63	18.57	356.20	56.50	18.9%

ET-1 Summer Average Energy On-Peak:	41%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-1/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	17.92	19.40	0.74	20.14	2.22	12.4%
250	20.18	21.96	0.93	22.89	2.71	13.4%
300	22.44	24.51	1.11	25.62	3.18	14.2%
350	24.71	27.07	1.30	28.37	3.66	14.8%
400	26.97	29.63	1.49	31.12	4.15	15.4%
450	36.05	39.70	2.06	41.76	5.71	15.8%
500	38.84	42.86	2.29	45.15	6.31	16.2%
550	41.63	46.01	2.52	48.53	6.90	16.6%
600	44.42	49.17	2.75	51.92	7.50	16.9%
650	47.21	52.32	2.98	55.30	8.09	17.1%
700	49.99	55.48	3.21	58.69	8.70	17.4%
750	52.78	58.64	3.44	62.08	9.30	17.6%
800	55.57	61.79	3.66	65.45	9.88	17.8%
850	67.83	75.48	3.89	79.37	11.54	17.0%
900	71.07	79.15	4.12	83.27	12.20	17.2%
950	74.31	82.82	4.35	87.17	12.86	17.3%
1,000	77.55	86.48	4.58	91.06	13.51	17.4%
1,100	84.03	93.82	5.04	98.86	14.83	17.6%
1,200	90.52	101.15	5.50	106.65	16.13	17.8%
1,300	99.79	113.15	8.05	121.20	21.41	21.5%
1,400	107.33	121.68	8.67	130.35	23.02	21.4%
1,500	114.87	130.21	9.29	139.50	24.63	21.4%
1,600	122.41	138.74	9.90	148.64	26.23	21.4%
1,700	129.95	147.27	10.52	157.79	27.84	21.4%
1,800	137.48	155.79	11.14	166.93	29.45	21.4%
1,900	145.02	164.32	11.76	176.08	31.06	21.4%
2,000	152.56	172.85	12.38	185.23	32.67	21.4%
2,200	167.64	189.91	13.62	203.53	35.89	21.4%
2,400	182.72	206.97	14.86	221.83	39.11	21.4%
2,600	197.79	224.03	16.09	240.12	42.33	21.4%
2,800	212.87	241.09	17.33	258.42	45.55	21.4%
3,000	227.95	258.14	18.57	276.71	48.76	21.4%

ET-1 Winter Average Energy On-Peak:	33%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-1/E-3 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	20.27	22.06	0.74	22.80	2.53	12.5%
250	23.12	25.28	0.93	26.21	3.09	13.4%
300	25.97	28.50	1.11	29.61	3.64	14.0%
350	28.82	31.73	1.30	33.03	4.21	14.6%
400	31.67	34.95	1.49	36.44	4.77	15.1%
450	42.57	47.08	2.06	49.14	6.57	15.4%
500	46.08	51.06	2.29	53.35	7.27	15.8%
550	49.60	55.03	2.52	57.55	7.95	16.0%
600	53.11	59.01	2.75	61.76	8.65	16.3%
650	56.63	62.99	2.98	65.97	9.34	16.5%
700	60.14	66.96	3.21	70.17	10.03	16.7%
750	63.65	70.94	3.44	74.38	10.73	16.9%
800	67.17	74.91	3.66	78.57	11.40	17.0%
850	82.14	91.68	3.89	95.57	13.43	16.4%
900	86.23	96.30	4.12	100.42	14.19	16.5%
950	90.31	100.92	4.35	105.27	14.96	16.6%
1,000	94.39	105.54	4.58	110.12	15.73	16.7%
1,100	102.56	114.78	5.04	119.82	17.26	16.8%
1,200	110.73	124.03	5.50	129.53	18.80	17.0%
1,300	125.25	141.96	8.05	150.01	24.76	19.8%
1,400	134.75	152.71	8.67	161.38	26.63	19.8%
1,500	144.25	163.45	9.29	172.74	28.49	19.8%
1,600	153.74	174.20	9.90	184.10	30.36	19.7%
1,700	163.24	184.94	10.52	195.46	32.22	19.7%
1,800	172.74	195.69	11.14	206.83	34.09	19.7%
1,900	182.23	206.43	11.76	218.19	35.96	19.7%
2,000	191.73	217.18	12.38	229.56	37.83	19.7%
2,200	210.72	238.67	13.62	252.29	41.57	19.7%
2,400	229.72	260.16	14.86	275.02	45.30	19.7%
2,600	248.71	281.65	16.09	297.74	49.03	19.7%
2,800	267.71	303.14	17.33	320.47	52.76	19.7%
3,000	286.70	324.63	18.57	343.20	56.50	19.7%

ET-1 Summer Average Energy On-Peak:	41%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-1/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	17.92	19.40	0.74	20.14	2.22	12.4%
250	20.18	21.96	0.93	22.89	2.71	13.4%
300	22.44	24.51	1.11	25.62	3.18	14.2%
350	24.71	27.07	1.30	28.37	3.66	14.8%
400	26.97	29.63	1.49	31.12	4.15	15.4%
450	29.23	32.19	1.67	33.86	4.63	15.8%
500	31.49	34.75	1.86	36.61	5.12	16.3%
550	33.75	37.31	2.04	39.35	5.60	16.6%
600	36.01	39.87	2.23	42.10	6.09	16.9%
650	38.27	42.43	2.41	44.84	6.57	17.2%
700	40.54	44.98	2.60	47.58	7.04	17.4%
750	42.80	47.54	2.79	50.33	7.53	17.6%
800	45.06	50.10	2.97	53.07	8.01	17.8%
850	58.36	64.95	3.89	68.84	10.48	18.0%
900	61.15	68.10	4.12	72.22	11.07	18.1%
950	63.94	71.26	4.35	75.61	11.67	18.3%
1,000	66.73	74.42	4.58	79.00	12.27	18.4%
1,100	72.31	80.73	5.04	85.77	13.46	18.6%
1,200	77.89	87.04	5.50	92.54	14.65	18.8%
1,300	83.47	93.35	5.95	99.30	15.83	19.0%
1,400	89.04	99.66	6.41	106.07	17.03	19.1%
1,500	109.97	123.16	7.99	131.15	21.18	19.3%
1,600	116.45	130.49	8.52	139.01	22.56	19.4%
1,700	122.93	137.83	9.05	146.88	23.95	19.5%
1,800	129.42	145.16	9.58	154.74	25.32	19.6%
1,900	135.90	152.50	10.11	162.61	26.71	19.7%
2,000	142.38	159.83	10.65	170.48	28.10	19.7%
2,200	154.64	176.91	13.62	190.53	35.89	23.2%
2,400	169.72	193.97	14.86	208.83	39.11	23.0%
2,600	184.79	211.03	16.09	227.12	42.33	22.9%
2,800	199.87	228.09	17.33	245.42	45.55	22.8%
3,000	214.95	245.14	18.57	263.71	48.76	22.7%

ET-1 Winter Average Energy On-Peak:	33%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-1/E-4 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	20.27	22.06	0.74	22.80	2.53	12.5%
250	23.12	25.28	0.93	26.21	3.09	13.4%
300	25.97	28.50	1.11	29.61	3.64	14.0%
350	28.82	31.73	1.30	33.03	4.21	14.6%
400	31.67	34.95	1.49	36.44	4.77	15.1%
450	34.52	38.17	1.67	39.84	5.32	15.4%
500	37.37	41.40	1.86	43.26	5.89	15.8%
550	40.21	44.62	2.04	46.66	6.45	16.0%
600	43.06	47.85	2.23	50.08	7.02	16.3%
650	45.91	51.07	2.41	53.48	7.57	16.5%
700	48.76	54.29	2.60	56.89	8.13	16.7%
750	51.61	57.52	2.79	60.31	8.70	16.9%
800	54.46	60.74	2.97	63.71	9.25	17.0%
850	70.68	78.89	3.89	82.78	12.10	17.1%
900	74.19	82.86	4.12	86.98	12.79	17.2%
950	77.71	86.84	4.35	91.19	13.48	17.3%
1,000	81.22	90.82	4.58	95.40	14.18	17.5%
1,100	88.25	98.77	5.04	103.81	15.56	17.6%
1,200	95.28	106.72	5.50	112.22	16.94	17.8%
1,300	102.31	114.67	5.95	120.62	18.31	17.9%
1,400	109.33	122.62	6.41	129.03	19.70	18.0%
1,500	135.23	151.75	7.99	159.74	24.51	18.1%
1,600	143.40	160.99	8.52	169.51	26.11	18.2%
1,700	151.57	170.23	9.05	179.28	27.71	18.3%
1,800	159.73	179.47	9.58	189.05	29.32	18.4%
1,900	167.90	188.71	10.11	198.82	30.92	18.4%
2,000	176.07	197.95	10.65	208.60	32.53	18.5%
2,200	197.72	225.67	13.62	239.29	41.57	21.0%
2,400	216.72	247.16	14.86	262.02	45.30	20.9%
2,600	235.71	268.65	16.09	284.74	49.03	20.8%
2,800	254.71	290.14	17.33	307.47	52.76	20.7%
3,000	273.70	311.63	18.57	330.20	56.50	20.6%

ET-1 Summer Average Energy On-Peak:	41%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-2 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	29.73	32.19	1.24	33.43	3.70	12.4%
250	33.47	36.42	1.55	37.97	4.50	13.4%
300	37.20	40.65	1.86	42.51	5.31	14.3%
350	40.94	44.88	2.17	47.05	6.11	14.9%
400	44.67	49.11	2.48	51.59	6.92	15.5%
450	48.41	53.34	2.79	56.13	7.72	15.9%
500	52.14	57.58	3.10	60.68	8.54	16.4%
550	55.88	61.81	3.40	65.21	9.33	16.7%
600	59.61	66.04	3.71	69.75	10.14	17.0%
650	63.35	70.27	4.02	74.29	10.94	17.3%
700	67.08	74.50	4.33	78.83	11.75	17.5%
750	70.82	78.73	4.64	83.37	12.55	17.7%
800	74.55	82.96	4.95	87.91	13.36	17.9%
850	78.29	87.19	5.26	92.45	14.16	18.1%
900	82.02	91.42	5.57	96.99	14.97	18.3%
950	85.76	95.65	5.88	101.53	15.77	18.4%
1,000	89.49	99.88	6.19	106.07	16.58	18.5%
1,100	96.96	108.34	6.81	115.15	18.19	18.8%
1,200	104.43	116.80	7.43	124.23	19.80	19.0%
1,300	111.90	125.26	8.05	133.31	21.41	19.1%
1,400	119.37	133.72	8.67	142.39	23.02	19.3%
1,500	126.84	142.19	9.29	151.48	24.64	19.4%
1,600	134.31	150.65	9.90	160.55	26.24	19.5%
1,700	141.78	159.11	10.52	169.63	27.85	19.6%
1,800	149.25	167.57	11.14	178.71	29.46	19.7%
1,900	156.72	176.03	11.76	187.79	31.07	19.8%
2,000	164.19	184.49	12.38	196.87	32.68	19.9%
2,200	179.13	201.41	13.62	215.03	35.90	20.0%
2,400	194.07	218.33	14.86	233.19	39.12	20.2%
2,600	209.01	235.26	16.09	251.35	42.34	20.3%
2,800	223.96	252.18	17.33	269.51	45.55	20.3%
3,000	238.90	269.10	18.57	287.67	48.77	20.4%

ET-2 Winter Average Energy On-Peak:	17%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-2 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	33.71	36.70	1.24	37.94	4.23	12.5%
250	38.44	42.06	1.55	43.61	5.17	13.4%
300	43.17	47.41	1.86	49.27	6.10	14.1%
350	47.90	52.77	2.17	54.94	7.04	14.7%
400	52.63	58.13	2.48	60.61	7.98	15.2%
450	57.36	63.49	2.79	66.28	8.92	15.6%
500	62.09	68.84	3.10	71.94	9.85	15.9%
550	66.82	74.20	3.40	77.60	10.78	16.1%
600	71.55	79.56	3.71	83.27	11.72	16.4%
650	76.28	84.91	4.02	88.93	12.65	16.6%
700	81.01	90.27	4.33	94.60	13.59	16.8%
750	85.74	95.63	4.64	100.27	14.53	16.9%
800	90.47	100.99	4.95	105.94	15.47	17.1%
850	95.20	106.34	5.26	111.60	16.40	17.2%
900	99.93	111.70	5.57	117.27	17.34	17.4%
950	104.66	117.06	5.88	122.94	18.28	17.5%
1,000	109.39	122.42	6.19	128.61	19.22	17.6%
1,100	118.85	133.13	6.81	139.94	21.09	17.7%
1,200	128.31	143.84	7.43	151.27	22.96	17.9%
1,300	137.77	154.56	8.05	162.61	24.84	18.0%
1,400	147.23	165.27	8.67	173.94	26.71	18.1%
1,500	156.69	175.99	9.29	185.28	28.59	18.2%
1,600	166.15	186.70	9.90	196.60	30.45	18.3%
1,700	175.61	197.42	10.52	207.94	32.33	18.4%
1,800	185.07	208.13	11.14	219.27	34.20	18.5%
1,900	194.53	218.85	11.76	230.61	36.08	18.5%
2,000	203.99	229.56	12.38	241.94	37.95	18.6%
2,200	222.91	250.99	13.62	264.61	41.70	18.7%
2,400	241.83	272.42	14.86	287.28	45.45	18.8%
2,600	260.75	293.85	16.09	309.94	49.19	18.9%
2,800	279.67	315.28	17.33	332.61	52.94	18.9%
3,000	298.59	336.71	18.57	355.28	56.69	19.0%

ET-2 Summer Average Energy On-Peak:	25%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-2/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	17.84	19.32	0.74	20.06	2.22	12.4%
250	20.08	21.85	0.93	22.78	2.70	13.4%
300	22.32	24.39	1.11	25.50	3.18	14.2%
350	24.56	26.93	1.30	28.23	3.67	14.9%
400	26.80	29.47	1.49	30.96	4.16	15.5%
450	35.82	39.48	2.06	41.54	5.72	16.0%
500	38.58	42.61	2.29	44.90	6.32	16.4%
550	41.35	45.74	2.52	48.26	6.91	16.7%
600	44.11	48.87	2.75	51.62	7.51	17.0%
650	46.88	52.00	2.98	54.98	8.10	17.3%
700	49.64	55.13	3.21	58.34	8.70	17.5%
750	52.40	58.26	3.44	61.70	9.30	17.7%
800	55.17	61.39	3.66	65.05	9.88	17.9%
850	67.33	74.98	3.89	78.87	11.54	17.1%
900	70.54	78.62	4.12	82.74	12.20	17.3%
950	73.75	82.26	4.35	86.61	12.86	17.4%
1,000	76.96	85.90	4.58	90.48	13.52	17.6%
1,100	83.39	93.17	5.04	98.21	14.82	17.8%
1,200	89.81	100.45	5.50	105.95	16.14	18.0%
1,300	98.90	112.26	8.05	120.31	21.41	21.6%
1,400	106.37	120.72	8.67	129.39	23.02	21.6%
1,500	113.84	129.19	9.29	138.48	24.64	21.6%
1,600	121.31	137.65	9.90	147.55	26.24	21.6%
1,700	128.78	146.11	10.52	156.63	27.85	21.6%
1,800	136.25	154.57	11.14	165.71	29.46	21.6%
1,900	143.72	163.03	11.76	174.79	31.07	21.6%
2,000	151.19	171.49	12.38	183.87	32.68	21.6%
2,200	166.13	188.41	13.62	202.03	35.90	21.6%
2,400	181.07	205.33	14.86	220.19	39.12	21.6%
2,600	196.01	222.26	16.09	238.35	42.34	21.6%
2,800	210.96	239.18	17.33	256.51	45.55	21.6%
3,000	225.90	256.10	18.57	274.67	48.77	21.6%

ET-2 Winter Average Energy On-Peak:	17%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-2/E-3 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	20.23	22.02	0.74	22.76	2.53	12.5%
250	23.06	25.23	0.93	26.16	3.10	13.4%
300	25.90	28.45	1.11	29.56	3.66	14.1%
350	28.74	31.66	1.30	32.96	4.22	14.7%
400	31.58	34.88	1.49	36.37	4.79	15.2%
450	42.45	46.98	2.06	49.04	6.59	15.5%
500	45.95	50.94	2.29	53.23	7.28	15.8%
550	49.45	54.91	2.52	57.43	7.98	16.1%
600	52.95	58.87	2.75	61.62	8.67	16.4%
650	56.45	62.84	2.98	65.82	9.37	16.6%
700	59.95	66.80	3.21	70.01	10.06	16.8%
750	63.45	70.77	3.44	74.21	10.76	17.0%
800	66.95	74.73	3.66	78.39	11.44	17.1%
850	81.87	91.46	3.89	95.35	13.48	16.5%
900	85.94	96.06	4.12	100.18	14.24	16.6%
950	90.01	100.67	4.35	105.02	15.01	16.7%
1,000	94.08	105.28	4.58	109.86	15.78	16.8%
1,100	102.21	114.49	5.04	119.53	17.32	16.9%
1,200	110.35	123.71	5.50	129.21	18.86	17.1%
1,300	124.77	141.56	8.05	149.61	24.84	19.9%
1,400	134.23	152.27	8.67	160.94	26.71	19.9%
1,500	143.69	162.99	9.29	172.28	28.59	19.9%
1,600	153.15	173.70	9.90	183.60	30.45	19.9%
1,700	162.61	184.42	10.52	194.94	32.33	19.9%
1,800	172.07	195.13	11.14	206.27	34.20	19.9%
1,900	181.53	205.85	11.76	217.61	36.08	19.9%
2,000	190.99	216.56	12.38	228.94	37.95	19.9%
2,200	209.91	237.99	13.62	251.61	41.70	19.9%
2,400	228.83	259.42	14.86	274.28	45.45	19.9%
2,600	247.75	280.85	16.09	296.94	49.19	19.9%
2,800	266.67	302.28	17.33	319.61	52.94	19.9%
3,000	285.59	323.71	18.57	342.28	56.69	19.9%

ET-2 Summer Average Energy On-Peak:	25%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-2/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	17.84	19.32	0.74	20.06	2.22	12.4%
250	20.08	21.85	0.93	22.78	2.70	13.4%
300	22.32	24.39	1.11	25.50	3.18	14.2%
350	24.56	26.93	1.30	28.23	3.67	14.9%
400	26.80	29.47	1.49	30.96	4.16	15.5%
450	29.04	32.01	1.67	33.68	4.64	16.0%
500	31.28	34.55	1.86	36.41	5.13	16.4%
550	33.53	37.08	2.04	39.12	5.59	16.7%
600	35.77	39.62	2.23	41.85	6.08	17.0%
650	38.01	42.16	2.41	44.57	6.56	17.3%
700	40.25	44.70	2.60	47.30	7.05	17.5%
750	42.49	47.24	2.79	50.03	7.54	17.7%
800	44.73	49.77	2.97	52.74	8.01	17.9%
850	57.93	64.52	3.89	68.41	10.48	18.1%
900	60.70	67.65	4.12	71.77	11.07	18.2%
950	63.46	70.78	4.35	75.13	11.67	18.4%
1,000	66.22	73.91	4.58	78.49	12.27	18.5%
1,100	71.75	80.17	5.04	85.21	13.46	18.8%
1,200	77.28	86.43	5.50	91.93	14.65	19.0%
1,300	82.81	92.70	5.95	98.65	15.84	19.1%
1,400	88.34	98.96	6.41	105.37	17.03	19.3%
1,500	109.08	122.28	7.99	130.27	21.19	19.4%
1,600	115.51	129.56	8.52	138.08	22.57	19.5%
1,700	121.93	136.83	9.05	145.88	23.95	19.6%
1,800	128.36	144.11	9.58	153.69	25.33	19.7%
1,900	134.78	151.39	10.11	161.50	26.72	19.8%
2,000	141.21	158.66	10.65	169.31	28.10	19.9%
2,200	153.13	175.41	13.62	189.03	35.90	23.4%
2,400	168.07	192.33	14.86	207.19	39.12	23.3%
2,600	183.01	209.26	16.09	225.35	42.34	23.1%
2,800	197.96	226.18	17.33	243.51	45.55	23.0%
3,000	212.90	243.10	18.57	261.67	48.77	22.9%

ET-2 Winter Average Energy On-Peak:	17%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ET-2/E-4 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(D) + (E)	(E) - (B)	(F) / (B)
200	20.23	22.02	0.74	22.76	2.53	12.5%
250	23.06	25.23	0.93	26.16	3.10	13.4%
300	25.90	28.45	1.11	29.56	3.66	14.1%
350	28.74	31.66	1.30	32.96	4.22	14.7%
400	31.58	34.88	1.49	36.37	4.79	15.2%
450	34.42	38.09	1.67	39.76	5.34	15.5%
500	37.25	41.31	1.86	43.17	5.92	15.9%
550	40.09	44.52	2.04	46.56	6.47	16.1%
600	42.93	47.73	2.23	49.96	7.03	16.4%
650	45.77	50.95	2.41	53.36	7.59	16.6%
700	48.61	54.16	2.60	56.76	8.15	16.8%
750	51.44	57.38	2.79	60.17	8.73	17.0%
800	54.28	60.59	2.97	63.56	9.28	17.1%
850	70.45	78.69	3.89	82.58	12.13	17.2%
900	73.95	82.66	4.12	86.78	12.83	17.3%
950	77.45	86.62	4.35	90.97	13.52	17.5%
1,000	80.95	90.59	4.58	95.17	14.22	17.6%
1,100	87.95	98.52	5.04	103.56	15.61	17.7%
1,200	94.95	106.44	5.50	111.94	16.99	17.9%
1,300	101.95	114.37	5.95	120.32	18.37	18.0%
1,400	108.95	122.30	6.41	128.71	19.76	18.1%
1,500	134.75	151.35	7.99	159.34	24.59	18.2%
1,600	142.89	160.56	8.52	169.08	26.19	18.3%
1,700	151.02	169.78	9.05	178.83	27.81	18.4%
1,800	159.16	178.99	9.58	188.57	29.41	18.5%
1,900	167.30	188.21	10.11	198.32	31.02	18.5%
2,000	175.43	197.42	10.65	208.07	32.64	18.6%
2,200	196.91	224.99	13.62	238.61	41.70	21.2%
2,400	215.83	246.42	14.86	261.28	45.45	21.1%
2,600	234.75	267.85	16.09	283.94	49.19	21.0%
2,800	253.67	289.28	17.33	306.61	52.94	20.9%
3,000	272.59	310.71	18.57	329.28	56.69	20.8%

ET-2 Summer Average Energy On-Peak:	25%

Supporting Schedules:	Recap Schedules:

N/A	N/A

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (B), (C) and (D). flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (B) and (C) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-1R Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	56.71	61.79	2.71	64.50	7.79	13.7%
3	30%	657	65.45	72.40	4.07	76.47	11.02	16.8%
3	40%	876	74.19	83.01	5.42	88.43	14.24	19.2%
3	50%	1,095	82.93	93.62	6.78	100.40	17.47	21.1%
3	75%	1,643	104.79	120.17	10.17	130.34	25.55	24.4%

5	20%	730	84.66	92.81	4.52	97.33	12.67	15.0%
5	30%	1,095	99.23	110.49	6.78	117.27	18.04	18.2%
5	40%	1,460	113.79	128.17	9.04	137.21	23.42	20.6%
5	50%	1,825	128.35	145.85	11.30	157.15	28.80	22.4%
5	75%	2,738	164.78	190.08	16.95	207.03	42.25	25.6%

8	20%	1,168	126.59	139.33	7.23	146.56	19.97	15.8%
8	30%	1,752	149.89	167.62	10.84	178.46	28.57	19.1%
8	40%	2,336	173.19	195.91	14.46	210.37	37.18	21.5%
8	50%	2,920	196.49	224.20	18.07	242.27	45.78	23.3%
8	75%	4,380	254.74	294.93	27.11	322.04	67.30	26.4%

10	20%	1,460	154.54	170.35	9.04	179.39	24.85	16.1%
10	30%	2,190	183.66	205.71	13.56	219.27	35.61	19.4%
10	40%	2,920	212.79	241.07	18.07	259.14	46.35	21.8%
10	50%	3,650	241.91	276.43	22.59	299.02	57.11	23.6%
10	75%	5,475	314.72	364.84	33.89	398.73	84.01	26.7%

12	20%	1,752	182.49	201.36	10.84	212.20	29.71	16.3%
12	30%	2,628	217.44	243.80	16.27	260.07	42.63	19.6%
12	40%	3,504	252.39	286.23	21.69	307.92	55.53	22.0%
12	50%	4,380	287.34	328.67	27.11	355.78	68.44	23.8%
12	75%	6,570	374.71	434.75	40.67	475.42	100.71	26.9%

15	20%	2,190	224.41	247.88	13.56	261.44	37.03	16.5%
15	30%	3,285	268.10	300.93	20.33	321.26	53.16	19.8%
15	40%	4,380	311.79	353.97	27.11	381.08	69.29	22.2%
15	50%	5,475	355.47	407.01	33.89	440.90	85.43	24.0%
15	75%	8,213	464.71	539.65	50.84	590.49	125.78	27.1%

ECT-1R Winter Average Energy On-Peak:	32%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-1R Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	71.62	77.89	2.71	80.60	8.98	12.5%
3	30%	657	82.24	90.79	4.07	94.86	12.62	15.3%
3	40%	876	92.86	103.69	5.42	109.11	16.25	17.5%
3	50%	1,095	103.48	116.58	6.78	123.36	19.88	19.2%
3	75%	1,643	130.07	148.86	10.17	159.03	28.96	22.3%

5	20%	730	109.50	119.64	4.52	124.16	14.66	13.4%
5	30%	1,095	127.20	141.13	6.78	147.91	20.71	16.3%
5	40%	1,460	144.91	162.63	9.04	171.67	26.76	18.5%
5	50%	1,825	162.61	184.13	11.30	195.43	32.82	20.2%
5	75%	2,738	206.90	237.90	16.95	254.85	47.95	23.2%

8	20%	1,168	166.33	182.26	7.23	189.49	23.16	13.9%
8	30%	1,752	194.65	216.65	10.84	227.49	32.84	16.9%
8	40%	2,336	222.98	251.05	14.46	265.51	42.53	19.1%
8	50%	2,920	251.31	285.44	18.07	303.51	52.20	20.8%
8	75%	4,380	322.13	371.43	27.11	398.54	76.41	23.7%

10	20%	1,460	204.21	224.01	9.04	233.05	28.84	14.1%
10	30%	2,190	239.62	267.00	13.56	280.56	40.94	17.1%
10	40%	2,920	275.03	309.99	18.07	328.06	53.03	19.3%
10	50%	3,650	310.44	352.98	22.59	375.57	65.13	21.0%
10	75%	5,475	398.96	460.46	33.89	494.35	95.39	23.9%

12	20%	1,752	242.09	265.75	10.84	276.59	34.50	14.3%
12	30%	2,628	284.58	317.34	16.27	333.61	49.03	17.2%
12	40%	3,504	327.08	368.93	21.69	390.62	63.54	19.4%
12	50%	4,380	369.57	420.53	27.11	447.64	78.07	21.1%
12	75%	6,570	475.79	549.50	40.67	590.17	114.38	24.0%

15	20%	2,190	298.92	328.37	13.56	341.93	43.01	14.4%
15	30%	3,285	352.03	392.86	20.33	413.19	61.16	17.4%
15	40%	4,380	405.15	457.35	27.11	484.46	79.31	19.6%
15	50%	5,475	458.26	521.84	33.89	555.73	97.47	21.3%
15	75%	8,213	591.07	683.09	50.84	733.93	142.86	24.2%

ECT-1R Summer Average Energy On-Peak:	40%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-1R/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	41.92	45.67	2.01	47.68	5.76	13.7%
3	30%	657	48.36	53.49	3.01	56.50	8.14	16.8%
3	40%	876	63.69	71.26	4.66	75.92	12.23	19.2%
3	50%	1,095	71.18	80.35	5.83	86.18	15.00	21.1%
3	75%	1,643	91.55	106.88	10.17	117.05	25.50	27.9%

5	20%	730	62.57	68.58	3.34	71.92	9.35	14.9%
5	30%	1,095	85.20	94.85	5.83	100.68	15.48	18.2%
5	40%	1,460	100.58	114.91	9.04	123.95	23.37	23.2%
5	50%	1,825	115.09	132.53	11.30	143.83	28.74	25.0%
5	75%	2,738	151.38	176.60	16.95	193.55	42.17	27.9%

8	20%	1,168	108.72	119.65	6.22	125.87	17.15	15.8%
8	30%	1,752	136.64	154.31	10.84	165.15	28.51	20.9%
8	40%	2,336	159.85	182.50	14.46	196.96	37.11	23.2%
8	50%	2,920	183.07	210.69	18.07	228.76	45.69	25.0%
8	75%	4,380	241.10	281.16	27.11	308.27	67.17	27.9%

10	20%	1,460	141.33	157.09	9.04	166.13	24.80	17.5%
10	30%	2,190	170.35	192.32	13.56	205.88	35.53	20.9%
10	40%	2,920	199.37	227.56	18.07	245.63	46.26	23.2%
10	50%	3,650	228.38	262.79	22.59	285.38	57.00	25.0%
10	75%	5,475	300.93	350.88	33.89	384.77	83.84	27.9%

12	20%	1,752	169.24	188.05	10.84	198.89	29.65	17.5%
12	30%	2,628	204.06	230.33	16.27	246.60	42.54	20.8%
12	40%	3,504	238.88	272.61	21.69	294.30	55.42	23.2%
12	50%	4,380	273.70	314.90	27.11	342.01	68.31	25.0%
12	75%	6,570	360.76	420.60	40.67	461.27	100.51	27.9%

15	20%	2,190	211.10	234.50	13.56	248.06	36.96	17.5%
15	30%	3,285	254.62	287.35	20.33	307.68	53.06	20.8%
15	40%	4,380	298.15	340.20	27.11	367.31	69.16	23.2%
15	50%	5,475	341.68	393.05	33.89	426.94	85.26	25.0%
15	75%	8,213	450.52	525.20	50.84	576.04	125.52	27.9%

ECT-1R Winter Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (D), (E) and (F). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (D) and (E) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-1R/E-3 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	53.00	57.64	2.01	59.65	6.65	12.5%
3	30%	657	60.86	67.18	3.01	70.19	9.33	15.3%
3	40%	876	79.86	89.17	4.66	93.83	13.97	17.5%
3	50%	1,095	89.00	100.26	5.83	106.09	17.09	19.2%
3	75%	1,643	117.07	135.86	10.17	146.03	28.96	24.7%

5	20%	730	81.03	88.53	3.34	91.87	10.84	13.4%
5	30%	1,095	109.40	121.38	5.83	127.21	17.81	16.3%
5	40%	1,460	131.91	149.63	9.04	158.67	26.76	20.3%
5	50%	1,825	149.61	171.13	11.30	182.43	32.82	21.9%
5	75%	2,738	193.90	224.90	16.95	241.85	47.95	24.7%

8	20%	1,168	143.04	156.74	6.22	162.96	19.92	13.9%
8	30%	1,752	181.65	203.65	10.84	214.49	32.84	18.1%
8	40%	2,336	209.98	238.05	14.46	252.51	42.53	20.3%
8	50%	2,920	238.31	272.44	18.07	290.51	52.20	21.9%
8	75%	4,380	309.13	358.43	27.11	385.54	76.41	24.7%

10	20%	1,460	191.21	211.01	9.04	220.05	28.84	15.1%
10	30%	2,190	226.62	254.00	13.56	267.56	40.94	18.1%
10	40%	2,920	262.03	296.99	18.07	315.06	53.03	20.2%
10	50%	3,650	297.44	339.98	22.59	362.57	65.13	21.9%
10	75%	5,475	385.96	447.46	33.89	481.35	95.39	24.7%
12	20%	1,752	229.09	252.75	10.84	263.59	34.50	15.1%
12	30%	2,628	271.58	304.34	16.27	320.61	49.03	18.1%
12	40%	3,504	314.08	355.93	21.69	377.62	63.54	20.2%
12	50%	4,380	356.57	407.53	27.11	434.64	78.07	21.9%
12	75%	6,570	462.79	536.50	40.67	577.17	114.38	24.7%

15	20%	2,190	285.92	315.37	13.56	328.93	43.01	15.0%
15	30%	3,285	339.03	379.86	20.33	400.19	61.16	18.0%
15	40%	4,380	392.15	444.35	27.11	471.46	79.31	20.2%
15	50%	5,475	445.26	508.84	33.89	542.73	97.47	21.9%
15	75%	8,213	578.07	670.09	50.84	720.93	142.86	24.7%

ECT-1R Summer Average Energy On-Peak:	40%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (D), (E) and (F). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (D) and (E) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-1R/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	34.03	37.08	1.63	38.71	4.68	13.8%
3	30%	657	39.27	43.44	2.44	45.88	6.61	16.8%
3	40%	876	44.51	49.81	4.01	53.82	9.31	20.9%
3	50%	1,095	49.76	56.17	5.02	61.19	11.43	23.0%
3	75%	1,643	62.87	72.10	8.75	80.85	17.98	28.6%

5	20%	730	50.80	55.68	2.71	58.39	7.59	14.9%
5	30%	1,095	59.54	66.29	5.02	71.31	11.77	19.8%
5	40%	1,460	68.27	76.90	7.77	84.67	16.40	24.0%
5	50%	1,825	77.01	87.51	9.72	97.23	20.22	26.3%
5	75%	2,738	98.87	114.05	16.95	131.00	32.13	32.5%

8	20%	1,168	75.95	83.60	5.35	88.95	13.00	17.1%
8	30%	1,752	89.93	100.57	9.33	109.90	19.97	22.2%
8	40%	2,336	103.91	117.55	14.46	132.01	28.10	27.0%
8	50%	2,920	117.89	134.52	18.07	152.59	34.70	29.4%
8	75%	4,380	152.84	176.96	27.11	204.07	51.23	33.5%

10	20%	1,460	92.72	102.21	7.77	109.98	17.26	18.6%
10	30%	2,190	110.20	123.42	13.56	136.98	26.78	24.3%
10	40%	2,920	127.67	144.64	18.07	162.71	35.04	27.4%
10	50%	3,650	145.15	165.86	22.59	188.45	43.30	29.8%
10	75%	5,475	188.83	218.90	33.89	252.79	63.96	33.9%
12	20%	1,752	109.49	120.82	9.33	130.15	20.66	18.9%
12	30%	2,628	130.46	146.28	16.27	162.55	32.09	24.6%
12	40%	3,504	151.43	171.74	21.69	193.43	42.00	27.7%
12	50%	4,380	172.40	197.20	27.11	224.31	51.91	30.1%
12	75%	6,570	224.83	260.85	40.67	301.52	76.69	34.1%

15	20%	2,190	134.65	148.73	13.56	162.29	27.64	20.5%
15	30%	3,285	160.86	180.56	20.33	200.89	40.03	24.9%
15	40%	4,380	187.07	212.38	27.11	239.49	52.42	28.0%
15	50%	5,475	213.28	244.21	33.89	278.10	64.82	30.4%
15	75%	8,213	278.83	323.79	50.84	374.63	95.80	34.4%

ECT-1R Winter Average Energy On-Peak:	32%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (D), (E) and (F). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (D) and (E) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-1R/E-4 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	42.97	46.73	1.63	48.36	5.39	12.5%
3	30%	657	49.34	54.47	2.44	56.91	7.57	15.3%
3	40%	876	68.72	76.73	4.01	80.74	12.02	17.5%
3	50%	1,095	76.58	86.27	5.02	91.29	14.71	19.2%
3	75%	1,643	111.86	128.02	8.75	136.77	24.91	22.3%

5	20%	730	65.70	71.78	2.71	74.49	8.79	13.4%
5	30%	1,095	94.13	104.44	5.02	109.46	15.33	16.3%
5	40%	1,460	124.62	139.86	7.77	147.63	23.01	18.5%
5	50%	1,825	139.85	158.35	9.72	168.07	28.22	20.2%
5	75%	2,738	180.90	211.90	16.95	228.85	47.95	26.5%

8	20%	1,168	123.08	134.87	5.35	140.22	17.14	13.9%
8	30%	1,752	167.40	186.32	9.33	195.65	28.25	16.9%
8	40%	2,336	196.98	225.05	14.46	239.51	42.53	21.6%
8	50%	2,920	225.31	259.44	18.07	277.51	52.20	23.2%
8	75%	4,380	296.13	345.43	27.11	372.54	76.41	25.8%

10	20%	1,460	175.62	192.64	7.77	200.41	24.79	14.1%
10	30%	2,190	213.62	241.00	13.56	254.56	40.94	19.2%
10	40%	2,920	249.03	283.99	18.07	302.06	53.03	21.3%
10	50%	3,650	284.44	326.98	22.59	349.57	65.13	22.9%
10	75%	5,475	372.96	434.46	33.89	468.35	95.39	25.6%

12	20%	1,752	208.20	228.55	9.33	237.88	29.68	14.3%
12	30%	2,628	258.58	291.34	16.27	307.61	49.03	19.0%
12	40%	3,504	301.08	342.93	21.69	364.62	63.54	21.1%
12	50%	4,380	343.57	394.53	27.11	421.64	78.07	22.7%
12	75%	6,570	449.79	523.50	40.67	564.17	114.38	25.4%

15	20%	2,190	272.92	302.37	13.56	315.93	43.01	15.8%
15	30%	3,285	326.03	366.86	20.33	387.19	61.16	18.8%
15	40%	4,380	379.15	431.35	27.11	458.46	79.31	20.9%
15	50%	5,475	432.26	495.84	33.89	529.73	97.47	22.5%
15	75%	8,213	565.07	657.09	50.84	707.93	142.86	25.3%

ECT-1R Summer Average Energy On-Peak:	40%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (D), (E) and (F). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (D) and (E) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-2 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	56.83	61.78	2.71	64.49	7.66	13.5%
3	30%	657	65.63	72.40	4.07	76.47	10.84	16.5%
3	40%	876	74.42	83.01	5.42	88.43	14.01	18.8%
3	50%	1,095	83.22	93.63	6.78	100.41	17.19	20.7%
3	75%	1,643	105.23	120.20	10.17	130.37	25.14	23.9%

5	20%	730	84.86	92.78	4.52	97.30	12.44	14.7%
5	30%	1,095	99.52	110.48	6.78	117.26	17.74	17.8%
5	40%	1,460	114.18	128.18	9.04	137.22	23.04	20.2%
5	50%	1,825	128.84	145.87	11.30	157.17	28.33	22.0%
5	75%	2,738	165.50	190.14	16.95	207.09	41.59	25.1%

8	20%	1,168	126.90	139.29	7.23	146.52	19.62	15.5%
8	30%	1,752	150.35	167.60	10.84	178.44	28.09	18.7%
8	40%	2,336	173.81	195.92	14.46	210.38	36.57	21.0%
8	50%	2,920	197.26	224.23	18.07	242.30	45.04	22.8%
8	75%	4,380	255.90	295.02	27.11	322.13	66.23	25.9%

10	20%	1,460	154.93	170.30	9.04	179.34	24.41	15.8%
10	30%	2,190	184.25	205.69	13.56	219.25	35.00	19.0%
10	40%	2,920	213.56	241.08	18.07	259.15	45.59	21.3%
10	50%	3,650	242.88	276.47	22.59	299.06	56.18	23.1%
10	75%	5,475	316.18	364.96	33.89	398.85	82.67	26.1%

12	20%	1,752	182.95	201.30	10.84	212.14	29.19	16.0%
12	30%	2,628	218.14	243.77	16.27	260.04	41.90	19.2%
12	40%	3,504	253.32	286.24	21.69	307.93	54.61	21.6%
12	50%	4,380	288.50	328.71	27.11	355.82	67.32	23.3%
12	75%	6,570	376.46	434.89	40.67	475.56	99.10	26.3%

15	20%	2,190	225.00	247.81	13.56	261.37	36.37	16.2%
15	30%	3,285	268.97	300.90	20.33	321.23	52.26	19.4%
15	40%	4,380	312.95	353.99	27.11	381.10	68.15	21.8%
15	50%	5,475	356.93	407.08	33.89	440.97	84.04	23.5%
15	75%	8,213	466.89	539.82	50.84	590.66	123.77	26.5%

ECT-2 Winter Average Energy On-Peak:	17%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-2 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	71.67	77.75	2.71	80.46	8.79	12.3%
3	30%	657	82.31	90.59	4.07	94.66	12.35	15.0%
3	40%	876	92.94	103.43	5.42	108.85	15.91	17.1%
3	50%	1,095	103.58	116.27	6.78	123.05	19.47	18.8%
3	75%	1,643	130.19	148.39	10.17	158.56	28.37	21.8%

5	20%	730	109.59	119.41	4.52	123.93	14.34	13.1%
5	30%	1,095	127.32	140.80	6.78	147.58	20.26	15.9%
5	40%	1,460	145.04	162.20	9.04	171.24	26.20	18.1%
5	50%	1,825	162.77	183.60	11.30	194.90	32.13	19.7%
5	75%	2,738	207.10	237.12	16.95	254.07	46.97	22.7%

8	20%	1,168	166.47	181.89	7.23	189.12	22.65	13.6%
8	30%	1,752	194.83	216.12	10.84	226.96	32.13	16.5%
8	40%	2,336	223.19	250.36	14.46	264.82	41.63	18.7%
8	50%	2,920	251.55	284.59	18.07	302.66	51.11	20.3%
8	75%	4,380	322.45	370.18	27.11	397.29	74.84	23.2%

10	20%	1,460	204.39	223.55	9.04	232.59	28.20	13.8%
10	30%	2,190	239.84	266.34	13.56	279.90	40.06	16.7%
10	40%	2,920	275.29	309.13	18.07	327.20	51.91	18.9%
10	50%	3,650	310.74	351.92	22.59	374.51	63.77	20.5%
10	75%	5,475	399.37	458.90	33.89	492.79	93.42	23.4%

12	20%	1,752	242.31	265.20	10.84	276.04	33.73	13.9%
12	30%	2,628	284.85	316.55	16.27	332.82	47.97	16.8%
12	40%	3,504	327.39	367.90	21.69	389.59	62.20	19.0%
12	50%	4,380	369.93	419.25	27.11	446.36	76.43	20.7%
12	75%	6,570	476.29	547.63	40.67	588.30	112.01	23.5%

15	20%	2,190	299.19	327.68	13.56	341.24	42.05	14.1%
15	30%	3,285	352.37	391.87	20.33	412.20	59.83	17.0%
15	40%	4,380	405.54	456.06	27.11	483.17	77.63	19.1%
15	50%	5,475	458.72	520.25	33.89	554.14	95.42	20.8%
15	75%	8,213	591.68	680.75	50.84	731.59	139.91	23.6%

ECT-2 Summer Average Energy On-Peak:	25%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-2/E-3 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	42.05	45.72	2.01	47.73	5.68	13.5%
3	30%	657	48.56	53.57	3.01	56.58	8.02	16.5%
3	40%	876	64.00	71.39	4.66	76.05	12.05	18.8%
3	50%	1,095	71.57	80.52	5.83	86.35	14.78	20.7%
3	75%	1,643	92.23	107.20	10.17	117.37	25.14	27.3%

5	20%	730	62.80	68.66	3.34	72.00	9.20	14.6%
5	30%	1,095	85.59	95.01	5.83	100.84	15.25	17.8%
5	40%	1,460	101.18	115.18	9.04	124.22	23.04	22.8%
5	50%	1,825	115.84	132.87	11.30	144.17	28.33	24.5%
5	75%	2,738	152.50	177.14	16.95	194.09	41.59	27.3%

8	20%	1,168	109.13	119.79	6.22	126.01	16.88	15.5%
8	30%	1,752	137.35	154.60	10.84	165.44	28.09	20.5%
8	40%	2,336	160.81	182.92	14.46	197.38	36.57	22.7%
8	50%	2,920	184.26	211.23	18.07	229.30	45.04	24.4%
8	75%	4,380	242.90	282.02	27.11	309.13	66.23	27.3%

10	20%	1,460	141.93	157.30	9.04	166.34	24.41	17.2%
10	30%	2,190	171.25	192.69	13.56	206.25	35.00	20.4%
10	40%	2,920	200.56	228.08	18.07	246.15	45.59	22.7%
10	50%	3,650	229.88	263.47	22.59	286.06	56.18	24.4%
10	75%	5,475	303.18	351.96	33.89	385.85	82.67	27.3%

12	20%	1,752	169.95	188.30	10.84	199.14	29.19	17.2%
12	30%	2,628	205.14	230.77	16.27	247.04	41.90	20.4%
12	40%	3,504	240.32	273.24	21.69	294.93	54.61	22.7%
12	50%	4,380	275.50	315.71	27.11	342.82	67.32	24.4%
12	75%	6,570	363.46	421.89	40.67	462.56	99.10	27.3%

15	20%	2,190	212.00	234.81	13.56	248.37	36.37	17.2%
15	30%	3,285	255.97	287.90	20.33	308.23	52.26	20.4%
15	40%	4,380	299.95	340.99	27.11	368.10	68.15	22.7%
15	50%	5,475	343.93	394.08	33.89	427.97	84.04	24.4%
15	75%	8,213	453.89	526.82	50.84	577.66	123.77	27.3%

ECT-2 Winter Average Energy On-Peak:	17%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (D), (E) and (F). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (D) and (E) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-2/E-3 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	53.04	57.54	2.01	59.55	6.51	12.3%
3	30%	657	60.91	67.04	3.01	70.05	9.14	15.0%
3	40%	876	79.93	88.95	4.66	93.61	13.68	17.1%
3	50%	1,095	89.08	99.99	5.83	105.82	16.74	18.8%
3	75%	1,643	117.19	135.39	10.17	145.56	28.37	24.2%

5	20%	730	81.10	88.36	3.34	91.70	10.60	13.1%
5	30%	1,095	109.49	121.09	5.83	126.92	17.43	15.9%
5	40%	1,460	132.04	149.20	9.04	158.24	26.20	19.8%
5	50%	1,825	149.77	170.60	11.30	181.90	32.13	21.5%
5	75%	2,738	194.10	224.12	16.95	241.07	46.97	24.2%

8	20%	1,168	143.17	156.43	6.22	162.65	19.48	13.6%
8	30%	1,752	181.83	203.12	10.84	213.96	32.13	17.7%
8	40%	2,336	210.19	237.36	14.46	251.82	41.63	19.8%
8	50%	2,920	238.55	271.59	18.07	289.66	51.11	21.4%
8	75%	4,380	309.45	357.18	27.11	384.29	74.84	24.2%

10	20%	1,460	191.39	210.55	9.04	219.59	28.20	14.7%
10	30%	2,190	226.84	253.34	13.56	266.90	40.06	17.7%
10	40%	2,920	262.29	296.13	18.07	314.20	51.91	19.8%
10	50%	3,650	297.74	338.92	22.59	361.51	63.77	21.4%
10	75%	5,475	386.37	445.90	33.89	479.79	93.42	24.2%

12	20%	1,752	229.31	252.20	10.84	263.04	33.73	14.7%
12	30%	2,628	271.85	303.55	16.27	319.82	47.97	17.6%
12	40%	3,504	314.39	354.90	21.69	376.59	62.20	19.8%
12	50%	4,380	356.93	406.25	27.11	433.36	76.43	21.4%
12	75%	6,570	463.29	534.63	40.67	575.30	112.01	24.2%

15	20%	2,190	286.19	314.68	13.56	328.24	42.05	14.7%
15	30%	3,285	339.37	378.87	20.33	399.20	59.83	17.6%
15	40%	4,380	392.54	443.06	27.11	470.17	77.63	19.8%
15	50%	5,475	445.72	507.25	33.89	541.14	95.42	21.4%
15	75%	8,213	578.68	667.75	50.84	718.59	139.91	24.2%

ECT-2 Summer Average Energy On-Peak:	25%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (D), (E) and (F). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (D) and (E) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-2/E-4 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	34.10	37.07	1.63	38.70	4.60	13.5%
3	30%	657	39.38	43.44	2.44	45.88	6.50	16.5%
3	40%	876	44.65	49.81	4.01	53.82	9.17	20.5%
3	50%	1,095	49.93	56.18	5.02	61.20	11.27	22.6%
3	75%	1,643	63.14	72.12	8.75	80.87	17.73	28.1%

5	20%	730	50.92	55.67	2.71	58.38	7.46	14.7%
5	30%	1,095	59.71	66.29	5.02	71.31	11.60	19.4%
5	40%	1,460	68.51	76.91	7.77	84.68	16.17	23.6%
5	50%	1,825	77.30	87.52	9.72	97.24	19.94	25.8%
5	75%	2,738	99.30	114.08	16.95	131.03	31.73	32.0%

8	20%	1,168	76.14	83.57	5.35	88.92	12.78	16.8%
8	30%	1,752	90.21	100.56	9.33	109.89	19.68	21.8%
8	40%	2,336	104.29	117.55	14.46	132.01	27.72	26.6%
8	50%	2,920	118.36	134.54	18.07	152.61	34.25	28.9%
8	75%	4,380	153.54	177.01	27.11	204.12	50.58	32.9%

10	20%	1,460	92.96	102.18	7.77	109.95	16.99	18.3%
10	30%	2,190	110.55	123.41	13.56	136.97	26.42	23.9%
10	40%	2,920	128.14	144.65	18.07	162.72	34.58	27.0%
10	50%	3,650	145.73	165.88	22.59	188.47	42.74	29.3%
10	75%	5,475	189.71	218.97	33.89	252.86	63.15	33.3%

12	20%	1,752	109.77	120.78	9.33	130.11	20.34	18.5%
12	30%	2,628	130.88	146.26	16.27	162.53	31.65	24.2%
12	40%	3,504	151.99	171.75	21.69	193.44	41.45	27.3%
12	50%	4,380	173.10	197.23	27.11	224.34	51.24	29.6%
12	75%	6,570	225.87	260.94	40.67	301.61	75.74	33.5%

15	20%	2,190	135.00	148.69	13.56	162.25	27.25	20.2%
15	30%	3,285	161.38	180.54	20.33	200.87	39.49	24.5%
15	40%	4,380	187.77	212.39	27.11	239.50	51.73	27.5%
15	50%	5,475	214.16	244.25	33.89	278.14	63.98	29.9%
15	75%	8,213	280.14	323.89	50.84	374.73	94.59	33.8%

ECT-2 Winter Average Energy On-Peak:	17%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (D), (E) and (F). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (D) and (E) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Residential Bill Analysis
ECT-2/E-4 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3	20%	438	43.00	46.65	1.63	48.28	5.28	12.3%
3	30%	657	49.38	54.35	2.44	56.79	7.41	15.0%
3	40%	876	68.78	76.54	4.01	80.55	11.77	17.1%
3	50%	1,095	76.65	86.04	5.02	91.06	14.41	18.8%
3	75%	1,643	111.96	127.62	8.75	136.37	24.41	21.8%

5	20%	730	65.75	71.64	2.71	74.35	8.60	13.1%
5	30%	1,095	94.21	104.19	5.02	109.21	15.00	15.9%
5	40%	1,460	124.74	139.49	7.77	147.26	22.52	18.1%
5	50%	1,825	139.98	157.89	9.72	167.61	27.63	19.7%
5	75%	2,738	181.10	211.12	16.95	228.07	46.97	25.9%

8	20%	1,168	123.19	134.60	5.35	139.95	16.76	13.6%
8	30%	1,752	167.56	185.87	9.33	195.20	27.64	16.5%
8	40%	2,336	197.19	224.36	14.46	238.82	41.63	21.1%
8	50%	2,920	225.55	258.59	18.07	276.66	51.11	22.7%
8	75%	4,380	296.45	344.18	27.11	371.29	74.84	25.2%

10	20%	1,460	175.78	192.25	7.77	200.02	24.24	13.8%
10	30%	2,190	213.84	240.34	13.56	253.90	40.06	18.7%
10	40%	2,920	249.29	283.13	18.07	301.20	51.91	20.8%
10	50%	3,650	284.74	325.92	22.59	348.51	63.77	22.4%
10	75%	5,475	373.37	432.90	33.89	466.79	93.42	25.0%
12	20%	1,752	208.39	228.07	9.33	237.40	29.01	13.9%
12	30%	2,628	258.85	290.55	16.27	306.82	47.97	18.5%
12	40%	3,504	301.39	341.90	21.69	363.59	62.20	20.6%
12	50%	4,380	343.93	393.25	27.11	420.36	76.43	22.2%
12	75%	6,570	450.29	521.63	40.67	562.30	112.01	24.9%

15	20%	2,190	273.19	301.68	13.56	315.24	42.05	15.4%
15	30%	3,285	326.37	365.87	20.33	386.20	59.83	18.3%
15	40%	4,380	379.54	430.06	27.11	457.17	77.63	20.5%
15	50%	5,475	432.72	494.25	33.89	528.14	95.42	22.1%
15	75%	8,213	565.68	654.75	50.84	705.59	139.91	24.7%

ECT-2 Summer Average Energy On-Peak:	25%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	Appropriate percentage discounts have been applied to columns (D), (E) and (F). Flat dollar discounts (customers with usage 1201 kWh and above) are applied to columns (D) and (E) only.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
E-20 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
On-			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
15	20%	2,190	215.75	235.58	11.37	246.95	31.20	14.5%

15	30%	3,285	295.22	331.12	17.05	348.17	52.95	17.9%
15	40%	4,380	374.69	426.66	22.73	449.39	74.70	19.9%

15	50%	5,475	454.16	522.20	28.42	550.62	96.46	21.2%
15	75%	8,213	652.88	761.09	42.63	803.72	150.84	23.1%
30	20%	4,380	403.27	437.23	62.69	499.92	96.65	24.0%
30	30%	6,570	562.21	628.31	62.69	691.00	128.79	22.9%
30	40%	8,760	721.15	819.39	62.69	882.08	160.93	22.3%
30	50%	10,950	880.10	1,010.46	62.69	1,073.15	193.05	21.9%
30	75%	16,425	1,277.46	1,488.15	62.69	1,550.84	273.38	21.4%
50	20%	7,300	653.29	706.10	104.49	810.59	157.30	24.1%
50	30%	10,950	918.20	1,024.56	104.49	1,129.05	210.85	23.0%
50	40%	14,600	1,183.10	1,343.02	104.49	1,447.51	264.41	22.3%
50	50%	18,250	1,448.01	1,661.49	104.49	1,765.98	317.97	22.0%
50	75%	27,375	2,110.28	2,457.64	104.49	2,562.13	451.85	21.4%

100	20%	14,600	1,278.35	1,378.27	208.98	1,587.25	308.90	24.2%
100	30%	21,900	1,808.17	2,015.20	208.98	2,224.18	416.01	23.0%
100	40%	29,200	2,337.98	2,652.12	208.98	2,861.10	523.12	22.4%
100	50%	36,500	2,867.79	3,289.04	208.98	3,498.02	630.23	22.0%
100	75%	54,750	4,192.32	4,881.35	208.98	5,090.33	898.01	21.4%

150	20%	21,900	1,903.42	2,050.45	313.47	2,363.92	460.50	24.2%
150	30%	32,850	2,698.13	3,005.83	313.47	3,319.30	621.17	23.0%
150	40%	43,800	3,492.85	3,961.21	313.47	4,274.68	781.83	22.4%
150	50%	54,750	4,287.57	4,916.60	313.47	5,230.07	942.50	22.0%
150	75%	82,125	6,274.37	7,305.05	313.47	7,618.52	1,344.15	21.4%

General Service TOU Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
E-20 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)			(G)
On-			Monthly Bill	(E)	(F)	Monthly Bill	(H)	(I)
Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
15	20%	2,190	238.88	263.40	11.37	274.77	35.89	15.0%

15	30%	3,285	328.36	370.97	17.05	388.02	59.66	18.2%
15	40%	4,380	417.85	478.55	22.73	501.28	83.43	20.0%
15	50%	5,475	507.33	586.13	28.42	614.55	107.22	21.1%
15	75%	8,213	731.08	855.12	42.63	897.75	166.67	22.8%
30	20%	4,380	449.53	492.86	62.69	555.55	106.02	23.6%
30	30%	6,570	628.50	708.02	62.69	770.71	142.21	22.6%
30	40%	8,760	807.46	923.17	62.69	985.86	178.40	22.1%
30	50%	10,950	986.43	1,138.33	62.69	1,201.02	214.59	21.8%
30	75%	16,425	1,433.85	1,676.22	62.69	1,738.91	305.06	21.3%

50	20%	7,300	730.39	798.81	104.49	903.30	172.91	23.7%
50	30%	10,950	1,028.67	1,157.41	104.49	1,261.90	233.23	22.7%
50	40%	14,600	1,326.95	1,516.00	104.49	1,620.49	293.54	22.1%
50	50%	18,250	1,625.23	1,874.59	104.49	1,979.08	353.85	21.8%
50	75%	27,375	2,370.94	2,771.07	104.49	2,875.56	504.62	21.3%

100	20%	14,600	1,432.55	1,563.70	208.98	1,772.68	340.13	23.7%
100	30%	21,900	2,029.12	2,280.88	208.98	2,489.86	460.74	22.7%
100	40%	29,200	2,625.68	2,998.07	208.98	3,207.05	581.37	22.1%
100	50%	36,500	3,222.24	3,715.25	208.98	3,924.23	701.99	21.8%
100	75%	54,750	4,713.64	5,508.22	208.98	5,717.20	1,003.56	21.3%

150	20%	21,900	2,134.72	2,328.58	313.47	2,642.05	507.33	23.8%
150	30%	32,850	3,029.56	3,404.36	313.47	3,717.83	688.27	22.7%
150	40%	43,800	3,924.40	4,480.14	313.47	4,793.61	869.21	22.1%
150	50%	54,750	4,819.24	5,555.92	313.47	5,869.39	1,050.15	21.8%
150	75%	82,125	7,056.35	8,245.36	313.47	8,558.83	1,502.48	21.3%

General Service TOU Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:

N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-30 Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(C) + (D)	(E) - (B)	(F) / (B)
30	11.69	13.93	0.16	14.09	2.40	20.5%
40	12.84	15.25	0.21	15.46	2.62	20.4%
50	13.99	16.57	0.26	16.83	2.84	20.3%
60	15.13	17.89	0.31	18.20	3.07	20.3%
70	16.28	19.22	0.36	19.58	3.30	20.3%
80	17.43	20.54	0.42	20.96	3.53	20.3%
90	18.57	21.86	0.47	22.33	3.76	20.2%
100	19.72	23.18	0.52	23.70	3.98	20.2%
125	22.59	26.49	0.65	27.14	4.55	20.1%
150	25.46	29.80	0.78	30.58	5.12	20.1%
175	28.33	33.10	0.91	34.01	5.68	20.0%
200	31.19	36.41	1.04	37.45	6.26	20.1%
225	34.06	39.71	1.17	40.88	6.82	20.0%
250	36.93	43.02	1.30	44.32	7.39	20.0%
275	39.80	46.33	1.43	47.76	7.96	20.0%
300	42.67	49.63	1.56	51.19	8.52	20.0%
325	45.53	52.94	1.69	54.63	9.10	20.0%
350	48.40	56.24	1.82	58.06	9.66	20.0%
375	51.27	59.55	1.95	61.50	10.23	20.0%
400	54.14	62.86	2.08	64.94	10.80	19.9%
425	57.01	66.16	2.21	68.37	11.36	19.9%
450	59.87	69.47	2.34	71.81	11.94	19.9%
475	62.74	72.77	2.47	75.24	12.50	19.9%
500	65.61	76.08	2.60	78.68	13.07	19.9%
600	77.08	89.30	3.11	92.41	15.33	19.9%
700	88.55	102.53	3.63	106.16	17.61	19.9%
800	100.03	115.75	4.15	119.90	19.87	19.9%
900	111.50	128.98	4.67	133.65	22.15	19.9%
1,000	122.97	142.20	5.19	147.39	24.42	19.9%
1,500	180.33	208.32	7.79	216.11	35.78	19.8%
2,000	237.69	274.44	10.38	284.82	47.13	19.8%
2,500	295.05	340.56	12.98	353.54	58.49	19.8%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-30 Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(C) + (D)	(E) - (B)	(F) / (B)
30	12.08	14.40	0.16	14.56	2.48	20.5%
40	13.36	15.88	0.21	16.09	2.73	20.4%
50	14.64	17.36	0.26	17.62	2.98	20.4%
60	15.92	18.84	0.31	19.15	3.23	20.3%
70	17.20	20.32	0.36	20.68	3.48	20.2%
80	18.48	21.80	0.42	22.22	3.74	20.2%
90	19.75	23.28	0.47	23.75	4.00	20.3%
100	21.03	24.76	0.52	25.28	4.25	20.2%
125	24.23	28.46	0.65	29.11	4.88	20.1%
150	27.42	32.15	0.78	32.93	5.51	20.1%
175	30.62	35.85	0.91	36.76	6.14	20.1%
200	33.81	39.55	1.04	40.59	6.78	20.1%
225	37.01	43.25	1.17	44.42	7.41	20.0%
250	40.21	46.95	1.30	48.25	8.04	20.0%
275	43.40	50.65	1.43	52.08	8.68	20.0%
300	46.60	54.35	1.56	55.91	9.31	20.0%
325	49.79	58.05	1.69	59.74	9.95	20.0%
350	52.99	61.75	1.82	63.57	10.58	20.0%
375	56.18	65.45	1.95	67.40	11.22	20.0%
400	59.38	69.14	2.08	71.22	11.84	19.9%
425	62.57	72.84	2.21	75.05	12.48	19.9%
450	65.77	76.54	2.34	78.88	13.11	19.9%
475	68.96	80.24	2.47	82.71	13.75	19.9%
500	72.16	83.94	2.60	86.54	14.38	19.9%
600	84.94	98.74	3.11	101.85	16.91	19.9%
700	97.72	113.53	3.63	117.16	19.44	19.9%
800	110.51	128.33	4.15	132.48	21.97	19.9%
900	123.29	143.12	4.67	147.79	24.50	19.9%
1,000	136.07	157.92	5.19	163.11	27.04	19.9%
1,500	199.98	231.90	7.79	239.69	39.71	19.9%
2,000	263.89	305.88	10.38	316.26	52.37	19.8%
2,500	327.80	379.86	12.98	392.84	65.04	19.8%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 XS Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
5	15%	548	71.66	80.07	2.84	82.91	11.25	15.7%
5	30%	1,095	125.97	142.30	5.68	147.98	22.01	17.5%
5	45%	1,643	180.38	204.64	8.53	213.17	32.79	18.2%
5	60%	2,190	234.70	266.86	11.37	278.23	43.53	18.5%
5	75%	2,738	289.11	329.20	14.21	343.41	54.30	18.8%

10	15%	1,095	125.97	142.30	21.10	163.40	37.43	29.7%
10	30%	2,190	234.70	266.86	21.10	287.96	53.26	22.7%
10	45%	3,285	343.42	391.43	21.10	412.53	69.11	20.1%
10	60%	4,380	452.14	516.00	21.10	537.10	84.96	18.8%
10	75%	5,475	536.24	612.50	21.10	633.60	97.36	18.2%

15	15%	1,643	180.38	204.64	31.65	236.29	55.91	31.0%
15	30%	3,285	343.42	391.43	31.65	423.08	79.66	23.2%
15	45%	4,928	506.55	578.34	31.65	609.99	103.44	20.4%
15	60%	6,570	588.20	672.36	31.65	704.01	115.81	19.7%
15	75%	8,213	666.16	762.18	31.65	793.83	127.67	19.2%

20	15%	2,190	234.70	266.86	42.20	309.06	74.36	31.7%
20	30%	4,380	452.14	516.00	42.20	558.20	106.06	23.5%
20	45%	6,570	588.20	672.36	42.20	714.56	126.36	21.5%
20	60%	8,760	692.11	792.09	42.20	834.29	142.18	20.5%
20	75%	10,950	796.03	911.82	42.20	954.02	157.99	19.8%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 XS Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
5	15%	548	79.93	91.92	2.84	94.76	14.83	18.6%
5	30%	1,095	142.50	165.98	5.68	171.66	29.16	20.5%
5	45%	1,643	205.18	240.18	8.53	248.71	43.53	21.2%
5	60%	2,190	267.74	314.23	11.37	325.60	57.86	21.6%
5	75%	2,738	330.42	388.43	14.21	402.64	72.22	21.9%

10	15%	1,095	142.50	165.98	21.10	187.08	44.58	31.3%
10	30%	2,190	267.74	314.23	21.10	335.33	67.59	25.2%
10	45%	3,285	392.99	462.49	21.10	483.59	90.60	23.1%
10	60%	4,380	518.23	610.74	21.10	631.84	113.61	21.9%
10	75%	5,475	618.86	730.92	21.10	752.02	133.16	21.5%

15	15%	1,643	205.18	240.18	31.65	271.83	66.65	32.5%
15	30%	3,285	392.99	462.49	31.65	494.14	101.15	25.7%
15	45%	4,928	580.91	684.93	31.65	716.58	135.67	23.4%
15	60%	6,570	687.34	814.47	31.65	846.12	158.78	23.1%
15	75%	8,213	790.09	939.83	31.65	971.48	181.39	23.0%

20	15%	2,190	267.74	314.23	42.20	356.43	88.69	33.1%
20	30%	4,380	518.23	610.74	42.20	652.94	134.71	26.0%
20	45%	6,570	687.34	814.47	42.20	856.67	169.33	24.6%
20	60%	8,760	824.30	981.57	42.20	1,023.77	199.47	24.2%
20	75%	10,950	961.26	1,148.67	42.20	1,190.87	229.61	23.9%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 S Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
21	15%	2,300	370.37	399.58	11.94	411.52	41.15	11.1%
21	30%	4,599	530.29	590.24	23.87	614.11	83.82	15.8%
21	45%	6,899	618.33	694.85	35.81	730.66	112.33	18.2%
21	60%	9,198	706.34	799.41	47.74	847.15	140.81	19.9%
21	75%	11,498	794.38	904.01	59.67	963.68	169.30	21.3%

40	15%	4,380	689.78	732.02	84.39	816.41	126.63	18.4%
40	30%	8,760	994.46	1,095.28	84.39	1,179.67	185.21	18.6%
40	45%	13,140	1,162.13	1,294.49	84.39	1,378.88	216.75	18.7%
40	60%	17,520	1,329.80	1,493.69	84.39	1,578.08	248.28	18.7%
40	75%	21,900	1,497.46	1,692.89	84.39	1,777.28	279.82	18.7%

60	15%	6,570	1,026.04	1,082.02	126.59	1,208.61	182.57	17.8%
60	30%	13,140	1,483.07	1,626.91	126.59	1,753.50	270.43	18.2%
60	45%	19,710	1,734.57	1,925.71	126.59	2,052.30	317.73	18.3%
60	60%	26,280	1,986.07	2,224.51	126.59	2,351.10	365.03	18.4%
60	75%	32,850	2,237.57	2,523.32	126.59	2,649.91	412.34	18.4%

80	15%	8,760	1,362.31	1,432.01	168.78	1,600.79	238.48	17.5%
80	30%	17,520	1,971.68	2,158.53	168.78	2,327.31	355.63	18.0%
80	45%	26,280	2,307.01	2,556.93	168.78	2,725.71	418.70	18.1%
80	60%	35,040	2,642.34	2,955.34	168.78	3,124.12	481.78	18.2%
80	75%	43,800	2,977.67	3,353.74	168.78	3,522.52	544.85	18.3%

90	15%	9,855	1,530.44	1,607.00	189.88	1,796.88	266.44	17.4%
90	30%	19,710	2,215.98	2,424.34	189.88	2,614.22	398.24	18.0%
90	45%	29,565	2,593.23	2,872.55	189.88	3,062.43	469.20	18.1%
90	60%	39,420	2,970.48	3,320.75	189.88	3,510.63	540.15	18.2%
90	75%	49,275	3,347.73	3,768.96	189.88	3,958.84	611.11	18.3%

100	15%	10,950	1,698.57	1,782.00	210.98	1,992.98	294.41	17.3%
100	30%	21,900	2,460.28	2,690.15	210.98	2,901.13	440.85	17.9%
100	45%	32,850	2,879.45	3,188.16	210.98	3,399.14	519.69	18.0%
100	60%	43,800	3,298.61	3,686.16	210.98	3,897.14	598.53	18.1%
100	75%	54,750	3,717.78	4,184.17	210.98	4,395.15	677.37	18.2%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 S Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
21	15%	2,300	404.91	440.95	11.94	452.89	47.98	11.8%
21	30%	4,599	599.36	672.98	23.87	696.85	97.49	16.3%
21	45%	6,899	721.95	818.93	35.81	854.74	132.79	18.4%
21	60%	9,198	844.49	964.83	47.74	1,012.57	168.08	19.9%
21	75%	11,498	967.08	1,110.79	59.67	1,170.46	203.38	21.0%

40	15%	4,380	755.57	810.82	84.39	895.21	139.64	18.5%
40	30%	8,760	1,126.04	1,252.87	84.39	1,337.26	211.22	18.8%
40	45%	13,140	1,359.49	1,530.82	84.39	1,615.21	255.72	18.8%
40	60%	17,520	1,592.95	1,808.78	84.39	1,893.17	300.22	18.8%
40	75%	21,900	1,826.40	2,086.73	84.39	2,171.12	344.72	18.9%

60	15%	6,570	1,124.73	1,200.21	126.59	1,326.80	202.07	18.0%
60	30%	13,140	1,680.43	1,863.28	126.59	1,989.87	309.44	18.4%
60	45%	19,710	2,030.61	2,280.22	126.59	2,406.81	376.20	18.5%
60	60%	26,280	2,380.79	2,697.15	126.59	2,823.74	442.95	18.6%
60	75%	32,850	2,730.98	3,114.08	126.59	3,240.67	509.69	18.7%

80	15%	8,760	1,493.88	1,589.60	168.78	1,758.38	264.50	17.7%
80	30%	17,520	2,234.83	2,473.70	168.78	2,642.48	407.65	18.2%
80	45%	26,280	2,701.73	3,029.61	168.78	3,198.39	496.66	18.4%
80	60%	35,040	3,168.64	3,585.52	168.78	3,754.30	585.66	18.5%
80	75%	43,800	3,635.55	4,141.43	168.78	4,310.21	674.66	18.6%

90	15%	9,855	1,678.46	1,784.30	189.88	1,974.18	295.72	17.6%
90	30%	19,710	2,512.02	2,778.91	189.88	2,968.79	456.77	18.2%
90	45%	29,565	3,037.29	3,404.30	189.88	3,594.18	556.89	18.3%
90	60%	39,420	3,562.57	4,029.70	189.88	4,219.58	657.01	18.4%
90	75%	49,275	4,087.84	4,655.10	189.88	4,844.98	757.14	18.5%

100	15%	10,950	1,863.04	1,978.99	210.98	2,189.97	326.93	17.5%
100	30%	21,900	2,789.22	3,084.11	210.98	3,295.09	505.87	18.1%
100	45%	32,850	3,372.86	3,779.00	210.98	3,989.98	617.12	18.3%
100	60%	43,800	3,956.49	4,473.89	210.98	4,684.87	728.38	18.4%
100	75%	54,750	4,540.13	5,168.78	210.98	5,379.76	839.63	18.5%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 M Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
101	15%	11,060	1,728.23	1,857.97	57.40	1,915.37	187.14	10.8%
101	30%	22,119	2,497.51	2,739.98	114.80	2,854.78	357.27	14.3%
101	45%	33,179	2,920.89	3,230.38	172.20	3,402.58	481.69	16.5%
101	60%	44,238	3,344.23	3,720.73	229.60	3,950.33	606.10	18.1%
101	75%	55,298	3,767.61	4,211.13	287.00	4,498.13	730.52	19.4%

150	15%	16,425	2,357.61	2,533.51	316.47	2,849.98	492.37	20.9%
150	30%	32,850	3,500.17	3,843.48	316.47	4,159.95	659.78	18.8%
150	45%	49,275	4,128.92	4,571.76	316.47	4,888.23	759.31	18.4%
150	60%	65,700	4,757.67	5,300.05	316.47	5,616.52	858.85	18.1%
150	75%	82,125	5,386.42	6,028.33	316.47	6,344.80	958.38	17.8%

200	15%	21,900	2,999.87	3,222.87	421.96	3,644.83	644.96	21.5%
200	30%	43,800	4,523.28	4,969.50	421.96	5,391.46	868.18	19.2%
200	45%	65,700	5,361.62	5,940.55	421.96	6,362.51	1,000.89	18.7%
200	60%	87,600	6,199.95	6,911.59	421.96	7,333.55	1,133.60	18.3%
200	75%	109,500	7,038.28	7,882.64	421.96	8,304.60	1,266.32	18.0%

300	15%	32,850	4,284.39	4,601.60	632.94	5,234.54	950.15	22.2%
300	30%	65,700	6,569.52	7,221.55	632.94	7,854.49	1,284.97	19.6%
300	45%	98,550	7,827.01	8,678.12	632.94	9,311.06	1,484.05	19.0%
300	60%	131,400	9,084.51	10,134.69	632.94	10,767.63	1,683.12	18.5%
300	75%	164,250	10,342.01	11,591.26	632.94	12,224.20	1,882.19	18.2%

350	15%	38,325	4,926.65	5,290.97	738.43	6,029.40	1,102.75	22.4%
350	30%	76,650	7,592.63	8,347.57	738.43	9,086.00	1,493.37	19.7%
350	45%	114,975	9,059.71	10,046.90	738.43	10,785.33	1,725.62	19.0%
350	60%	153,300	10,526.79	11,746.23	738.43	12,484.66	1,957.87	18.6%
350	75%	191,625	11,993.88	13,445.56	738.43	14,183.99	2,190.11	18.3%

400	15%	43,800	5,568.91	5,980.33	843.92	6,824.25	1,255.34	22.5%
400	30%	87,600	8,615.75	9,473.59	843.92	10,317.51	1,701.76	19.8%
400	45%	131,400	10,292.41	11,415.69	843.92	12,259.61	1,967.20	19.1%
400	60%	175,200	11,969.08	13,357.78	843.92	14,201.70	2,232.62	18.7%
400	75%	219,000	13,645.74	15,299.87	843.92	16,143.79	2,498.05	18.3%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 M Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
101	15%	11,060	1,894.35	2,045.99	57.40	2,103.39	209.04	11.0%
101	30%	22,119	2,829.74	3,116.00	114.80	3,230.80	401.06	14.2%
101	45%	33,179	3,419.24	3,794.42	172.20	3,966.62	547.38	16.0%
101	60%	44,238	4,008.68	4,472.78	229.60	4,702.38	693.70	17.3%
101	75%	55,298	4,598.18	5,151.20	287.00	5,438.20	840.02	18.3%

150	15%	16,425	2,604.31	2,812.73	316.47	3,129.20	524.89	20.2%
150	30%	32,850	3,993.58	4,401.93	316.47	4,718.40	724.82	18.1%
150	45%	49,275	4,869.03	5,409.44	316.47	5,725.91	856.88	17.6%
150	60%	65,700	5,744.48	6,416.95	316.47	6,733.42	988.94	17.2%
150	75%	82,125	6,619.93	7,424.46	316.47	7,740.93	1,121.00	16.9%

200	15%	21,900	3,328.81	3,595.17	421.96	4,017.13	688.32	20.7%
200	30%	43,800	5,181.16	5,714.10	421.96	6,136.06	954.90	18.4%
200	45%	65,700	6,348.43	7,057.45	421.96	7,479.41	1,130.98	17.8%
200	60%	87,600	7,515.70	8,400.79	421.96	8,822.75	1,307.05	17.4%
200	75%	109,500	8,682.97	9,744.14	421.96	10,166.10	1,483.13	17.1%

300	15%	32,850	4,777.80	5,160.05	632.94	5,792.99	1,015.19	21.2%
300	30%	65,700	7,556.33	8,338.45	632.94	8,971.39	1,415.06	18.7%
300	45%	98,550	9,307.24	10,353.47	632.94	10,986.41	1,679.17	18.0%
300	60%	131,400	11,058.14	12,368.49	632.94	13,001.43	1,943.29	17.6%
300	75%	164,250	12,809.05	14,383.51	632.94	15,016.45	2,207.40	17.2%

350	15%	38,325	5,502.29	5,942.49	738.43	6,680.92	1,178.63	21.4%
350	30%	76,650	8,743.92	9,650.62	738.43	10,389.05	1,645.13	18.8%
350	45%	114,975	10,786.64	12,001.48	738.43	12,739.91	1,953.27	18.1%
350	60%	153,300	12,829.36	14,352.33	738.43	15,090.76	2,261.40	17.6%
350	75%	191,625	14,872.08	16,703.19	738.43	17,441.62	2,569.54	17.3%

400	15%	43,800	6,226.79	6,724.93	843.92	7,568.85	1,342.06	21.6%
400	30%	87,600	9,931.50	10,962.79	843.92	11,806.71	1,875.21	18.9%
400	45%	131,400	12,266.04	13,649.49	843.92	14,493.41	2,227.37	18.2%
400	60%	175,200	14,600.58	16,336.18	843.92	17,180.10	2,579.52	17.7%
400	75%	219,000	16,935.12	19,022.87	843.92	19,866.79	2,931.67	17.3%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 L Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
401	15%	43,910	5,581.80	5,984.64	227.89	6,212.53	630.73	11.3%
401	30%	87,819	8,636.21	9,424.14	455.78	9,879.92	1,243.71	14.4%
401	45%	131,729	10,317.09	11,410.62	683.67	12,094.29	1,777.20	17.2%
401	60%	175,638	11,997.92	13,397.07	911.56	14,308.63	2,310.71	19.3%
401	75%	219,548	13,678.80	15,383.56	1,139.45	16,523.01	2,844.21	20.8%

600	15%	65,700	8,137.96	8,715.71	1,265.88	9,981.59	1,843.63	22.7%
600	30%	131,400	12,708.21	13,862.15	1,265.88	15,128.03	2,419.82	19.0%
600	45%	197,100	15,223.21	16,834.41	1,265.88	18,100.29	2,877.08	18.9%
600	60%	262,800	17,738.20	19,806.68	1,265.88	21,072.56	3,334.36	18.8%
600	75%	328,500	20,253.20	22,778.95	1,265.88	24,044.83	3,791.63	18.7%

800	15%	87,600	10,707.01	11,460.54	1,687.84	13,148.38	2,441.37	22.8%
800	30%	175,200	16,800.68	18,322.46	1,687.84	20,010.30	3,209.62	19.1%
800	45%	262,800	20,154.00	22,285.48	1,687.84	23,973.32	3,819.32	19.0%
800	60%	350,400	23,507.33	26,248.51	1,687.84	27,936.35	4,429.02	18.8%
800	75%	438,000	26,860.66	30,211.53	1,687.84	31,899.37	5,038.71	18.8%

1,000	15%	109,500	13,276.06	14,205.37	2,109.80	16,315.17	3,039.11	22.9%
1,000	30%	219,000	20,893.14	22,782.77	2,109.80	24,892.57	3,999.43	19.1%
1,000	45%	328,500	25,084.80	27,736.55	2,109.80	29,846.35	4,761.55	19.0%
1,000	60%	438,000	29,276.46	32,690.33	2,109.80	34,800.13	5,523.67	18.9%
1,000	75%	547,500	33,468.12	37,644.11	2,109.80	39,753.91	6,285.79	18.8%

1,500	15%	164,250	19,698.67	21,067.45	3,164.70	24,232.15	4,533.48	23.0%
1,500	30%	328,500	31,124.30	33,933.55	3,164.70	37,098.25	5,973.95	19.2%
1,500	45%	492,750	37,411.79	41,364.22	3,164.70	44,528.92	7,117.13	19.0%
1,500	60%	657,000	43,699.28	48,794.89	3,164.70	51,959.59	8,260.31	18.9%
1,500	75%	821,250	49,986.77	56,225.56	3,164.70	59,390.26	9,403.49	18.8%

3,000	15%	328,500	38,966.53	41,653.69	6,329.40	47,983.09	9,016.56	23.1%
3,000	30%	657,000	61,817.78	67,385.89	6,329.40	73,715.29	11,897.51	19.2%
3,000	45%	985,500	74,392.76	82,247.23	6,329.40	88,576.63	14,183.87	19.1%
3,000	60%	1,314,000	86,967.74	97,108.57	6,329.40	103,437.97	16,470.23	18.9%
3,000	75%	1,642,500	99,542.72	111,969.91	6,329.40	118,299.31	18,756.59	18.8%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 L Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
401	15%	43,910	6,241.33	6,682.37	227.89	6,910.26	668.93	10.7%
401	30%	87,819	9,955.25	10,819.58	455.78	11,275.36	1,320.11	13.3%
401	45%	131,729	12,295.65	13,503.80	683.67	14,187.47	1,891.82	15.4%
401	60%	175,638	14,636.00	16,187.95	911.56	17,099.51	2,463.51	16.8%
401	75%	219,548	16,976.41	18,872.17	1,139.45	20,011.62	3,035.21	17.9%

600	15%	65,700	9,124.78	9,759.68	1,265.88	11,025.56	1,900.78	20.8%
600	30%	131,400	14,681.84	15,950.09	1,265.88	17,215.97	2,534.13	17.3%
600	45%	197,100	18,183.65	19,966.33	1,265.88	21,232.21	3,048.56	16.8%
600	60%	262,800	21,685.46	23,982.57	1,265.88	25,248.45	3,562.99	16.4%
600	75%	328,500	25,187.27	27,998.82	1,265.88	29,264.70	4,077.43	16.2%

800	15%	87,600	12,022.76	12,852.50	1,687.84	14,540.34	2,517.58	20.9%
800	30%	175,200	19,432.18	21,106.39	1,687.84	22,794.23	3,362.05	17.3%
800	45%	262,800	24,101.26	26,461.37	1,687.84	28,149.21	4,047.95	16.8%
800	60%	350,400	28,770.34	31,816.36	1,687.84	33,504.20	4,733.86	16.5%
800	75%	438,000	33,439.42	37,171.35	1,687.84	38,859.19	5,419.77	16.2%

1,000	15%	109,500	14,920.75	15,945.33	2,109.80	18,055.13	3,134.38	21.0%
1,000	30%	219,000	24,182.52	26,262.68	2,109.80	28,372.48	4,189.96	17.3%
1,000	45%	328,500	30,018.87	32,956.42	2,109.80	35,066.22	5,047.35	16.8%
1,000	60%	438,000	35,855.22	39,650.15	2,109.80	41,759.95	5,904.73	16.5%
1,000	75%	547,500	41,691.57	46,343.89	2,109.80	48,453.69	6,762.12	16.2%

1,500	15%	164,250	22,165.71	23,677.38	3,164.70	26,842.08	4,676.37	21.1%
1,500	30%	328,500	36,058.37	39,153.42	3,164.70	42,318.12	6,259.75	17.4%
1,500	45%	492,750	44,812.90	49,194.02	3,164.70	52,358.72	7,545.82	16.8%
1,500	60%	657,000	53,567.42	59,234.62	3,164.70	62,399.32	8,831.90	16.5%
1,500	75%	821,250	62,321.95	69,275.22	3,164.70	72,439.92	10,117.97	16.2%

3,000	15%	328,500	43,900.60	46,873.56	6,329.40	53,202.96	9,302.36	21.2%
3,000	30%	657,000	71,685.92	77,825.62	6,329.40	84,155.02	12,469.10	17.4%
3,000	45%	985,500	89,194.97	97,906.83	6,329.40	104,236.23	15,041.26	16.9%
3,000	60%	1,314,000	106,704.02	117,988.03	6,329.40	124,317.43	17,613.41	16.5%
3,000	75%	1,642,500	124,213.07	138,069.24	6,329.40	144,398.64	20,185.57	16.3%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 TOU XS Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
5	7.5	15%	821	102.62	118.52	4.26	122.78	20.16	19.6%
5	7.5	30%	1,643	187.11	218.45	8.53	226.98	39.87	21.3%
5	7.5	45%	2,464	271.49	318.25	12.79	331.04	59.55	21.9%
5	7.5	60%	3,285	355.88	418.05	17.05	435.10	79.22	22.3%
5	7.5	75%	4,106	440.26	517.85	21.31	539.16	98.90	22.5%

10	12	15%	1,314	153.29	178.45	21.10	199.55	46.26	30.2%
10	12	30%	2,628	288.35	338.18	21.10	359.28	70.93	24.6%
10	12	45%	3,942	423.40	497.92	21.10	519.02	95.62	22.6%
10	12	60%	5,256	558.46	657.65	21.10	678.75	120.29	21.5%
10	12	75%	6,570	693.51	817.38	21.10	838.48	144.97	20.9%

15	20	15%	2,190	243.33	284.94	31.65	316.59	73.26	30.1%
15	20	30%	4,380	468.42	551.16	31.65	582.81	114.39	24.4%
15	20	45%	6,570	693.51	817.38	31.65	849.03	155.52	22.4%
15	20	60%	8,760	852.20	1,001.36	31.65	1,033.01	180.81	21.2%
15	20	75%	10,950	981.22	1,148.60	31.65	1,180.25	199.03	20.3%

20	25	15%	2,738	299.66	351.56	42.20	393.76	94.10	31.4%
20	25	30%	5,475	580.97	684.27	42.20	726.47	145.50	25.0%
20	25	45%	8,213	819.98	964.59	42.20	1,006.79	186.81	22.8%
20	25	60%	10,950	981.22	1,148.60	42.20	1,190.80	209.58	21.4%
20	25	75%	13,688	1,142.52	1,332.68	42.20	1,374.88	232.36	20.3%

General Service TOU Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 TOU XS Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
5	7.5	15%	821	114.80	133.49	4.26	137.75	22.95	20.0%
5	7.5	30%	1,643	211.47	248.40	8.53	256.93	45.46	21.5%
5	7.5	45%	2,464	308.03	363.17	12.79	375.96	67.93	22.1%
5	7.5	60%	3,285	404.58	477.93	17.05	494.98	90.40	22.3%
5	7.5	75%	4,106	501.14	592.70	21.31	614.01	112.87	22.5%

10	12	15%	1,314	172.78	202.41	21.10	223.51	50.73	29.4%
10	12	30%	2,628	327.31	386.09	21.10	407.19	79.88	24.4%
10	12	45%	3,942	481.85	569.78	21.10	590.88	109.03	22.6%
10	12	60%	5,256	636.39	753.46	21.10	774.56	138.17	21.7%
10	12	75%	6,570	790.93	937.15	21.10	958.25	167.32	21.2%

15	20	15%	2,190	275.80	324.86	31.65	356.51	80.71	29.3%
15	20	30%	4,380	533.36	631.01	31.65	662.66	129.30	24.2%
15	20	45%	6,570	790.93	937.15	31.65	968.80	177.87	22.5%
15	20	60%	8,760	977.91	1,155.92	31.65	1,187.57	209.66	21.4%
15	20	75%	10,950	1,133.35	1,335.64	31.65	1,367.29	233.94	20.6%

20	25	15%	2,738	340.25	401.47	42.20	443.67	103.42	30.4%
20	25	30%	5,475	662.14	784.08	42.20	826.28	164.14	24.8%
20	25	45%	8,213	939.08	1,111.03	42.20	1,153.23	214.15	22.8%
20	25	60%	10,950	1,133.35	1,335.64	42.20	1,377.84	244.49	21.6%
20	25	75%	13,688	1,327.69	1,560.34	42.20	1,602.54	274.85	20.7%

General Service TOU Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 TOU S Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
21	30	15%	3,285	550.78	614.29	17.05	631.34	80.56	14.6%
21	30	30%	6,570	680.26	768.16	34.10	802.26	122.00	17.9%
21	30	45%	9,855	809.75	922.03	51.15	973.18	163.43	20.2%
21	30	60%	13,140	939.24	1,075.90	68.20	1,144.10	204.86	21.8%
21	30	75%	16,425	1,068.72	1,229.77	85.25	1,315.02	246.30	23.0%

40	50	15%	5,475	967.80	1,064.77	84.39	1,149.16	181.36	18.7%
40	50	30%	10,950	1,183.61	1,321.22	84.39	1,405.61	222.00	18.8%
40	50	45%	16,425	1,399.42	1,577.68	84.39	1,662.07	262.65	18.8%
40	50	60%	21,900	1,615.24	1,834.13	84.39	1,918.52	303.28	18.8%
40	50	75%	27,375	1,831.05	2,090.58	84.39	2,174.97	343.92	18.8%

60	70	15%	7,665	1,397.23	1,527.85	126.59	1,654.44	257.21	18.4%
60	70	30%	15,330	1,699.36	1,886.88	126.59	2,013.47	314.11	18.5%
60	70	45%	22,995	2,001.50	2,245.92	126.59	2,372.51	371.01	18.5%
60	70	60%	30,660	2,303.63	2,604.95	126.59	2,731.54	427.91	18.6%
60	70	75%	38,325	2,605.77	2,963.98	126.59	3,090.57	484.80	18.6%

80	100	15%	10,950	1,917.36	2,096.51	168.78	2,265.29	347.93	18.1%
80	100	30%	21,900	2,348.99	2,609.42	168.78	2,778.20	429.21	18.3%
80	100	45%	32,850	2,780.61	3,122.32	168.78	3,291.10	510.49	18.4%
80	100	60%	43,800	3,212.23	3,635.22	168.78	3,804.00	591.77	18.4%
80	100	75%	54,750	3,643.85	4,148.13	168.78	4,316.91	673.06	18.5%

90	110	15%	12,045	2,111.00	2,303.92	189.88	2,493.80	382.80	18.1%
90	110	30%	24,090	2,585.79	2,868.12	189.88	3,058.00	472.21	18.3%
90	110	45%	36,135	3,060.57	3,432.31	189.88	3,622.19	561.62	18.4%
90	110	60%	48,180	3,535.36	3,996.51	189.88	4,186.39	651.03	18.4%
90	110	75%	60,225	4,010.14	4,560.70	189.88	4,750.58	740.44	18.5%

100	120	15%	13,140	2,304.65	2,511.33	210.98	2,722.31	417.66	18.1%
100	120	30%	26,280	2,822.59	3,126.82	210.98	3,337.80	515.21	18.3%
100	120	45%	39,420	3,340.54	3,742.30	210.98	3,953.28	612.74	18.3%
100	120	60%	52,560	3,858.49	4,357.79	210.98	4,568.77	710.28	18.4%
100	120	75%	65,700	4,376.44	4,973.27	210.98	5,184.25	807.81	18.5%

General Service TOU Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 TOU S Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
21	30	15%	3,285	599.26	672.46	17.05	689.51	90.25	15.1%
21	30	30%	6,570	777.24	884.51	34.10	918.61	141.37	18.2%
21	30	45%	9,855	955.21	1,096.56	51.15	1,147.71	192.50	20.2%
21	30	60%	13,140	1,133.18	1,308.61	68.20	1,376.81	243.63	21.5%
21	30	75%	16,425	1,311.16	1,520.66	85.25	1,605.91	294.75	22.5%

40	50	15%	5,475	1,048.61	1,161.73	84.39	1,246.12	197.51	18.8%
40	50	30%	10,950	1,345.23	1,515.15	84.39	1,599.54	254.31	18.9%
40	50	45%	16,425	1,641.86	1,868.56	84.39	1,952.95	311.09	18.9%
40	50	60%	21,900	1,938.48	2,221.98	84.39	2,306.37	367.89	19.0%
40	50	75%	27,375	2,235.10	2,575.39	84.39	2,659.78	424.68	19.0%

60	70	15%	7,665	1,510.36	1,663.60	126.59	1,790.19	279.83	18.5%
60	70	30%	15,330	1,925.63	2,158.38	126.59	2,284.97	359.34	18.7%
60	70	45%	22,995	2,340.90	2,653.16	126.59	2,779.75	438.85	18.7%
60	70	60%	30,660	2,756.18	3,147.94	126.59	3,274.53	518.35	18.8%
60	70	75%	38,325	3,171.45	3,642.72	126.59	3,769.31	597.86	18.9%

80	100	15%	10,950	2,078.98	2,290.44	168.78	2,459.22	380.24	18.3%
80	100	30%	21,900	2,672.23	2,997.27	168.78	3,166.05	493.82	18.5%
80	100	45%	32,850	3,265.47	3,704.09	168.78	3,872.87	607.40	18.6%
80	100	60%	43,800	3,858.72	4,410.92	168.78	4,579.70	720.98	18.7%
80	100	75%	54,750	4,451.96	5,117.75	168.78	5,286.53	834.57	18.7%

90	110	15%	12,045	2,288.79	2,517.24	189.88	2,707.12	418.33	18.3%
90	110	30%	24,090	2,941.36	3,294.75	189.88	3,484.63	543.27	18.5%
90	110	45%	36,135	3,593.93	4,072.26	189.88	4,262.14	668.21	18.6%
90	110	60%	48,180	4,246.50	4,849.77	189.88	5,039.65	793.15	18.7%
90	110	75%	60,225	4,899.07	5,627.28	189.88	5,817.16	918.09	18.7%

100	120	15%	13,140	2,498.59	2,744.04	210.98	2,955.02	456.43	18.3%
100	120	30%	26,280	3,210.49	3,592.24	210.98	3,803.22	592.73	18.5%
100	120	45%	39,420	3,922.38	4,440.43	210.98	4,651.41	729.03	18.6%
100	120	60%	52,560	4,634.27	5,288.62	210.98	5,499.60	865.33	18.7%
100	120	75%	65,700	5,346.17	6,136.82	210.98	6,347.80	1,001.63	18.7%

General Service TOU Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 TOU M Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
101	120	15%	13,140	2,313.07	2,626.17	68.20	2,694.37	381.30	16.5%
101	120	30%	26,280	2,831.01	3,254.48	136.39	3,390.87	559.86	19.8%
101	120	45%	39,420	3,348.96	3,882.78	204.59	4,087.37	738.41	22.0%
101	120	60%	52,560	3,866.91	4,511.08	272.79	4,783.87	916.96	23.7%
101	120	75%	65,700	4,384.86	5,139.38	340.98	5,480.36	1,095.50	25.0%

150	170	15%	18,615	3,073.86	3,422.07	316.47	3,738.54	664.68	21.6%
150	170	30%	37,230	3,807.62	4,312.17	316.47	4,628.64	821.02	21.6%
150	170	45%	55,845	4,541.38	5,202.26	316.47	5,518.73	977.35	21.5%
150	170	60%	74,460	5,275.13	6,092.35	316.47	6,408.82	1,133.69	21.5%
150	170	75%	93,075	6,008.89	6,982.44	316.47	7,298.91	1,290.02	21.5%

200	220	15%	24,090	3,843.07	4,225.82	421.96	4,647.78	804.71	20.9%
200	220	30%	48,180	4,792.64	5,377.70	421.96	5,799.66	1,007.02	21.0%
200	220	45%	72,270	5,742.21	6,529.59	421.96	6,951.55	1,209.34	21.1%
200	220	60%	96,360	6,691.78	7,681.47	421.96	8,103.43	1,411.65	21.1%
200	220	75%	120,450	7,641.35	8,833.36	421.96	9,255.32	1,613.97	21.1%

300	320	15%	35,040	5,381.49	5,833.30	632.94	6,466.24	1,084.75	20.2%
300	320	30%	70,080	6,762.69	7,508.77	632.94	8,141.71	1,379.02	20.4%
300	320	45%	105,120	8,143.88	9,184.24	632.94	9,817.18	1,673.30	20.5%
300	320	60%	140,160	9,525.07	10,859.71	632.94	11,492.65	1,967.58	20.7%
300	320	75%	175,200	10,906.26	12,535.18	632.94	13,168.12	2,261.86	20.7%

350	370	15%	40,515	6,150.70	6,637.04	738.43	7,375.47	1,224.77	19.9%
350	370	30%	81,030	7,747.71	8,574.30	738.43	9,312.73	1,565.02	20.2%
350	370	45%	121,545	9,344.71	10,511.56	738.43	11,249.99	1,905.28	20.4%
350	370	60%	162,060	10,941.72	12,448.82	738.43	13,187.25	2,245.53	20.5%
350	370	75%	202,575	12,538.72	14,386.09	738.43	15,124.52	2,585.80	20.6%

400	420	15%	45,990	6,919.92	7,440.78	843.92	8,284.70	1,364.78	19.7%
400	420	30%	91,980	8,732.73	9,639.84	843.92	10,483.76	1,751.03	20.1%
400	420	45%	137,970	10,545.55	11,838.89	843.92	12,682.81	2,137.26	20.3%
400	420	60%	183,960	12,358.36	14,037.94	843.92	14,881.86	2,523.50	20.4%
400	420	75%	229,950	14,171.18	16,237.00	843.92	17,080.92	2,909.74	20.5%

General Service TOU Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 TOU M Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
101	120	15%	13,140	2,507.01	2,863.97	68.20	2,932.17	425.16	17.0%
101	120	30%	26,280	3,218.91	3,730.06	136.39	3,866.45	647.54	20.1%
101	120	45%	39,420	3,930.80	4,596.16	204.59	4,800.75	869.95	22.1%
101	120	60%	52,560	4,642.69	5,462.25	272.79	5,735.04	1,092.35	23.5%
101	120	75%	65,700	5,354.59	6,328.34	340.98	6,669.32	1,314.73	24.6%

150	170	15%	18,615	3,348.62	3,758.95	316.47	4,075.42	726.80	21.7%
150	170	30%	37,230	4,357.13	4,985.91	316.47	5,302.38	945.25	21.7%
150	170	45%	55,845	5,365.65	6,212.88	316.47	6,529.35	1,163.70	21.7%
150	170	60%	74,460	6,374.16	7,439.85	316.47	7,756.32	1,382.16	21.7%
150	170	75%	93,075	7,382.68	8,666.81	316.47	8,983.28	1,600.60	21.7%

200	220	15%	24,090	4,198.64	4,661.77	421.96	5,083.73	885.09	21.1%
200	220	30%	48,180	5,503.78	6,249.61	421.96	6,671.57	1,167.79	21.2%
200	220	45%	72,270	6,808.92	7,837.45	421.96	8,259.41	1,450.49	21.3%
200	220	60%	96,360	8,114.05	9,425.29	421.96	9,847.25	1,733.20	21.4%
200	220	75%	120,450	9,419.19	11,013.13	421.96	11,435.09	2,015.90	21.4%

300	320	15%	35,040	5,898.68	6,467.41	632.94	7,100.35	1,201.67	20.4%
300	320	30%	70,080	7,797.07	8,777.00	632.94	9,409.94	1,612.87	20.7%
300	320	45%	105,120	9,695.45	11,086.58	632.94	11,719.52	2,024.07	20.9%
300	320	60%	140,160	11,593.83	13,396.17	632.94	14,029.11	2,435.28	21.0%
300	320	75%	175,200	13,492.22	15,705.75	632.94	16,338.69	2,846.47	21.1%

350	370	15%	40,515	6,748.71	7,370.24	738.43	8,108.67	1,359.96	20.2%
350	370	30%	81,030	8,943.71	10,040.69	738.43	10,779.12	1,835.41	20.5%
350	370	45%	121,545	11,138.72	12,711.15	738.43	13,449.58	2,310.86	20.7%
350	370	60%	162,060	13,333.72	15,381.61	738.43	16,120.04	2,786.32	20.9%
350	370	75%	202,575	15,528.73	18,052.07	738.43	18,790.50	3,261.77	21.0%

400	420	15%	45,990	7,598.73	8,273.06	843.92	9,116.98	1,518.25	20.0%
400	420	30%	91,980	10,090.36	11,304.39	843.92	12,148.31	2,057.95	20.4%
400	420	45%	137,970	12,581.98	14,335.72	843.92	15,179.64	2,597.66	20.6%
400	420	60%	183,960	15,073.61	17,367.05	843.92	18,210.97	3,137.36	20.8%
400	420	75%	229,950	17,565.24	20,398.38	843.92	21,242.30	3,677.06	20.9%

General Service TOU Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 TOU L Winter (November-April)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
401	441	15%	48,290	7,074.60	7,734.15	250.63	7,984.78	910.18	12.9%
401	441	30%	96,579	8,978.04	10,038.67	501.25	10,539.92	1,561.88	17.4%
401	441	45%	144,869	10,881.52	12,343.23	751.87	13,095.10	2,213.58	20.3%
401	441	60%	193,158	12,784.95	14,647.75	1,002.49	15,650.24	2,865.29	22.4%
401	441	75%	241,448	14,688.43	16,952.32	1,253.12	18,205.44	3,517.01	23.9%

600	640	15%	70,080	10,136.05	10,992.49	1,265.88	12,258.37	2,122.32	20.9%
600	640	30%	140,160	12,898.43	14,336.96	1,265.88	15,602.84	2,704.41	21.0%
600	640	45%	210,240	15,660.82	17,681.42	1,265.88	18,947.30	3,286.48	21.0%
600	640	60%	280,320	18,423.20	21,025.88	1,265.88	22,291.76	3,868.56	21.0%
600	640	75%	350,400	21,185.59	24,370.34	1,265.88	25,636.22	4,450.63	21.0%

800	860	15%	94,170	13,352.18	14,432.65	1,687.84	16,120.49	2,768.31	20.7%
800	860	30%	188,340	17,064.13	18,926.77	1,687.84	20,614.61	3,550.48	20.8%
800	860	45%	282,510	20,776.09	23,420.90	1,687.84	25,108.74	4,332.65	20.9%
800	860	60%	376,680	24,488.04	27,915.02	1,687.84	29,602.86	5,114.82	20.9%
800	860	75%	470,850	28,200.00	32,409.14	1,687.84	34,096.98	5,896.98	20.9%

1,000	1,200	15%	131,400	17,404.01	18,865.30	2,109.80	20,975.10	3,571.09	20.5%
1,000	1,200	30%	262,800	22,583.49	25,136.17	2,109.80	27,245.97	4,662.48	20.6%
1,000	1,200	45%	394,200	27,762.96	31,407.03	2,109.80	33,516.83	5,753.87	20.7%
1,000	1,200	60%	525,600	32,942.43	37,677.90	2,109.80	39,787.70	6,845.27	20.8%
1,000	1,200	75%	657,000	38,121.90	43,948.77	2,109.80	46,058.57	7,936.67	20.8%

1,500	1,700	15%	186,150	25,096.13	27,052.16	3,164.70	30,216.86	5,120.73	20.4%
1,500	1,700	30%	372,300	32,433.71	35,935.89	3,164.70	39,100.59	6,666.88	20.6%
1,500	1,700	45%	558,450	39,771.30	44,819.62	3,164.70	47,984.32	8,213.02	20.7%
1,500	1,700	60%	744,600	47,108.88	53,703.35	3,164.70	56,868.05	9,759.17	20.7%
1,500	1,700	75%	930,750	54,446.47	62,587.08	3,164.70	65,751.78	11,305.31	20.8%

3,000	3,200	15%	350,400	48,172.47	51,612.74	6,329.40	57,942.14	9,769.67	20.3%
3,000	3,200	30%	700,800	61,984.39	68,335.06	6,329.40	74,664.46	12,680.07	20.5%
3,000	3,200	45%	1,051,200	75,796.32	85,057.37	6,329.40	91,386.77	15,590.45	20.6%
3,000	3,200	60%	1,401,600	89,608.25	101,779.69	6,329.40	108,109.09	18,500.84	20.6%
3,000	3,200	75%	1,752,000	103,420.18	118,502.00	6,329.40	124,831.40	21,411.22	20.7%

General Service TOU Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-32 TOU L Summer (May-October)
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
401	441	15%	48,290	7,787.36	8,605.93	250.63	8,856.56	1,069.20	13.7%
401	441	30%	96,579	10,403.55	11,782.22	501.25	12,283.47	1,879.92	18.1%
401	441	45%	144,869	13,019.78	14,958.57	751.87	15,710.44	2,690.66	20.7%
401	441	60%	193,158	15,635.96	18,134.85	1,002.49	19,137.34	3,501.38	22.4%
401	441	75%	241,448	18,252.20	21,311.21	1,253.12	22,564.33	4,312.13	23.6%

600	640	15%	70,080	11,170.43	12,257.65	1,265.88	13,523.53	2,353.10	21.1%
600	640	30%	140,160	14,967.19	16,867.28	1,265.88	18,133.16	3,165.97	21.2%
600	640	45%	210,240	18,763.96	21,476.90	1,265.88	22,742.78	3,978.82	21.2%
600	640	60%	280,320	22,560.72	26,086.53	1,265.88	27,352.41	4,791.69	21.2%
600	640	75%	350,400	26,357.49	30,696.15	1,265.88	31,962.03	5,604.54	21.3%

800	860	15%	94,170	14,742.12	16,132.71	1,687.84	17,820.55	3,078.43	20.9%
800	860	30%	188,340	19,844.03	22,326.89	1,687.84	24,014.73	4,170.70	21.0%
800	860	45%	282,510	24,945.93	28,521.08	1,687.84	30,208.92	5,262.99	21.1%
800	860	60%	376,680	30,047.84	34,715.26	1,687.84	36,403.10	6,355.26	21.2%
800	860	75%	470,850	35,149.74	40,909.44	1,687.84	42,597.28	7,447.54	21.2%

1,000	1,200	15%	131,400	19,343.48	21,237.48	2,109.80	23,347.28	4,003.80	20.7%
1,000	1,200	30%	262,800	26,462.41	29,880.52	2,109.80	31,990.32	5,527.91	20.9%
1,000	1,200	45%	394,200	33,581.35	38,523.57	2,109.80	40,633.37	7,052.02	21.0%
1,000	1,200	60%	525,600	40,700.29	47,166.61	2,109.80	49,276.41	8,576.12	21.1%
1,000	1,200	75%	657,000	47,819.22	55,809.66	2,109.80	57,919.46	10,100.24	21.1%

1,500	1,700	15%	186,150	27,843.70	30,412.74	3,164.70	33,577.44	5,733.74	20.6%
1,500	1,700	30%	372,300	37,928.86	42,657.06	3,164.70	45,821.76	7,892.90	20.8%
1,500	1,700	45%	558,450	48,014.02	54,901.37	3,164.70	58,066.07	10,052.05	20.9%
1,500	1,700	60%	744,600	58,099.18	67,145.69	3,164.70	70,310.39	12,211.21	21.0%
1,500	1,700	75%	930,750	68,184.34	79,390.00	3,164.70	82,554.70	14,370.36	21.1%

3,000	3,200	15%	350,400	53,344.37	57,938.55	6,329.40	64,267.95	10,923.58	20.5%
3,000	3,200	30%	700,800	72,328.20	80,986.67	6,329.40	87,316.07	14,987.87	20.7%
3,000	3,200	45%	1,051,200	91,312.03	104,034.79	6,329.40	110,364.19	19,052.16	20.9%
3,000	3,200	60%	1,401,600	110,295.86	127,082.91	6,329.40	133,412.31	23,116.45	21.0%
3,000	3,200	75%	1,752,000	129,279.70	150,131.03	6,329.40	156,460.43	27,180.73	21.0%

General Service TOU Average Energy On-Peak:	31%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-34
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
3,000	20%	438,000	62,196.72	64,938.78	6,269.40	71,208.18	9,011.46	14.5%
3,000	30%	657,000	70,332.57	74,848.53	6,269.40	81,117.93	10,785.36	15.3%
3,000	40%	876,000	78,468.42	84,758.28	6,269.40	91,027.68	12,559.26	16.0%
3,000	50%	1,095,000	86,604.27	94,668.03	6,269.40	100,937.43	14,333.16	16.6%
3,000	75%	1,642,500	106,943.90	119,442.41	6,269.40	125,711.81	18,767.91	17.5%

3,500	20%	511,000	72,557.17	75,753.03	7,314.30	83,067.33	10,510.16	14.5%
3,500	30%	766,500	82,049.00	87,314.41	7,314.30	94,628.71	12,579.71	15.3%
3,500	40%	1,022,000	91,540.82	98,875.78	7,314.30	106,190.08	14,649.26	16.0%
3,500	50%	1,277,500	101,032.65	110,437.16	7,314.30	117,751.46	16,718.81	16.5%
3,500	75%	1,916,250	124,762.21	139,340.59	7,314.30	146,654.89	21,892.68	17.5%

4,000	20%	584,000	82,917.62	86,567.28	8,359.20	94,926.48	12,008.86	14.5%
4,000	30%	876,000	93,765.42	99,780.28	8,359.20	108,139.48	14,374.06	15.3%
4,000	40%	1,168,000	104,613.22	112,993.28	8,359.20	121,352.48	16,739.26	16.0%
4,000	50%	1,460,000	115,461.02	126,206.28	8,359.20	134,565.48	19,104.46	16.5%
4,000	75%	2,190,000	142,580.52	159,238.78	8,359.20	167,597.98	25,017.46	17.5%

4,500	20%	657,000	93,278.07	97,381.53	9,404.10	106,785.63	13,507.56	14.5%
4,500	30%	985,500	105,481.85	112,246.16	9,404.10	121,650.26	16,168.41	15.3%
4,500	40%	1,314,000	117,685.62	127,110.78	9,404.10	136,514.88	18,829.26	16.0%
4,500	50%	1,642,500	129,889.40	141,975.41	9,404.10	151,379.51	21,490.11	16.5%
4,500	75%	2,463,750	160,398.83	179,136.97	9,404.10	188,541.07	28,142.24	17.5%

5,000	20%	730,000	103,638.52	108,195.78	10,449.00	118,644.78	15,006.26	14.5%
5,000	30%	1,095,000	117,198.27	124,712.03	10,449.00	135,161.03	17,962.76	15.3%
5,000	40%	1,460,000	130,758.02	141,228.28	10,449.00	151,677.28	20,919.26	16.0%
5,000	50%	1,825,000	144,317.77	157,744.53	10,449.00	168,193.53	23,875.76	16.5%
5,000	75%	2,737,500	178,217.15	199,035.16	10,449.00	209,484.16	31,267.01	17.5%

6,000	20%	876,000	124,359.42	129,824.28	12,538.80	142,363.08	18,003.66	14.5%
6,000	30%	1,314,000	140,631.12	149,643.78	12,538.80	162,182.58	21,551.46	15.3%
6,000	40%	1,752,000	156,902.82	169,463.28	12,538.80	182,002.08	25,099.26	16.0%
6,000	50%	2,190,000	173,174.52	189,282.78	12,538.80	201,821.58	28,647.06	16.5%
6,000	75%	3,285,000	213,853.77	238,831.53	12,538.80	251,370.33	37,516.56	17.5%

7,000	20%	1,022,000	145,080.32	151,452.78	14,628.60	166,081.38	21,001.06	14.5%
7,000	30%	1,533,000	164,063.97	174,575.53	14,628.60	189,204.13	25,140.16	15.3%
7,000	50%	2,555,000	202,031.27	220,821.03	14,628.60	235,449.63	33,418.36	16.5%
7,000	75%	3,832,500	249,490.40	278,627.91	14,628.60	293,256.51	43,766.11	17.5%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-35
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
3,000	4,000	20%	438,000	64,609.82	67,548.07	6,269.40	73,817.47	9,207.65	14.3%
3,000	4,000	30%	657,000	72,104.22	76,542.18	6,269.40	82,811.58	10,707.36	14.8%
3,000	4,000	40%	876,000	79,598.62	85,536.29	6,269.40	91,805.69	12,207.07	15.3%
3,000	4,000	50%	1,095,000	87,093.02	94,530.41	6,269.40	100,799.81	13,706.79	15.7%
3,000	4,000	75%	1,642,500	105,829.01	117,015.68	6,269.40	123,285.08	17,456.07	16.5%

3,500	4,500	20%	511,000	74,970.45	78,322.11	7,314.30	85,636.41	10,665.96	14.2%
3,500	4,500	30%	766,500	83,713.92	88,815.24	7,314.30	96,129.54	12,415.62	14.8%
3,500	4,500	40%	1,022,000	92,457.38	99,308.37	7,314.30	106,622.67	14,165.29	15.3%
3,500	4,500	50%	1,277,500	101,200.85	109,801.50	7,314.30	117,115.80	15,914.95	15.7%
3,500	4,500	75%	1,916,250	123,059.51	136,034.32	7,314.30	143,348.62	20,289.11	16.5%

4,000	5,000	20%	584,000	85,331.08	89,096.15	8,359.20	97,455.35	12,124.27	14.2%
4,000	5,000	30%	876,000	95,323.62	101,088.29	8,359.20	109,447.49	14,123.87	14.8%
4,000	5,000	40%	1,168,000	105,316.15	113,080.44	8,359.20	121,439.64	16,123.49	15.3%
4,000	5,000	50%	1,460,000	115,308.68	125,072.59	8,359.20	133,431.79	18,123.11	15.7%
4,000	5,000	75%	2,190,000	140,290.01	155,052.96	8,359.20	163,412.16	23,122.15	16.5%

4,500	6,000	20%	657,000	96,897.72	101,295.18	9,404.10	110,699.28	13,801.56	14.2%
4,500	6,000	30%	985,500	108,139.32	114,786.35	9,404.10	124,190.45	16,051.13	14.8%
4,500	6,000	40%	1,314,000	119,380.91	128,277.52	9,404.10	137,681.62	18,300.71	15.3%
4,500	6,000	50%	1,642,500	130,622.51	141,768.68	9,404.10	151,172.78	20,550.27	15.7%
4,500	6,000	75%	2,463,750	158,726.51	175,496.60	9,404.10	184,900.70	26,174.19	16.5%

5,000	7,000	20%	730,000	108,464.35	113,494.22	10,449.00	123,943.22	15,478.87	14.3%
5,000	7,000	30%	1,095,000	120,955.02	128,484.41	10,449.00	138,933.41	17,978.39	14.9%
5,000	7,000	40%	1,460,000	133,445.68	143,474.59	10,449.00	153,923.59	20,477.91	15.3%
5,000	7,000	50%	1,825,000	145,936.35	158,464.78	10,449.00	168,913.78	22,977.43	15.7%
5,000	7,000	75%	2,737,500	177,163.01	195,940.24	10,449.00	206,389.24	29,226.23	16.5%

6,000	8,000	20%	876,000	129,185.62	135,042.29	12,538.80	147,581.09	18,395.47	14.2%
6,000	8,000	30%	1,314,000	144,174.41	153,030.52	12,538.80	165,569.32	21,394.91	14.8%
6,000	8,000	40%	1,752,000	159,163.21	171,018.74	12,538.80	183,557.54	24,394.33	15.3%
6,000	8,000	50%	2,190,000	174,152.01	189,006.96	12,538.80	201,545.76	27,393.75	15.7%
6,000	8,000	75%	3,285,000	211,624.01	233,977.52	12,538.80	246,516.32	34,892.31	16.5%

7,000	8,500	20%	1,022,000	148,700.88	155,165.37	14,628.60	169,793.97	21,093.09	14.2%
7,000	8,500	30%	1,533,000	166,187.81	176,151.63	14,628.60	190,780.23	24,592.42	14.8%
7,000	8,500	50%	2,555,000	201,161.68	218,124.15	14,628.60	232,752.75	31,591.07	15.7%
7,000	8,500	75%	3,832,500	244,879.00	270,589.79	14,628.60	285,218.39	40,339.39	16.5%

E-35 Average Energy On-Peak:	30%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.

3)	For purposes of calculating the monthly bill, customers are categorized in this manner:

0 – 99 kW = self contained

100 kW and above = Instrument-rated
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
E-36
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)

No typical bill analysis is presented for Rate Schedule E-36 as the only rate change proposed is to market price determinations.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
E-40
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)		(C)	(D)	(E)	(F)	(G)	(H)
			Monthly Bill			Monthly Bill
	Monthly	Monthly	under	Components of Proposed Bill		under	Change
HP	kWh	kW	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
		74.8%				(D) + (E)	(F) - (C)	(G) / (C)
25	—	18.7	32.25	38.25	0.10	38.35	6.10	18.9%
25	250	18.7	52.43	61.36	0.10	61.46	9.03	17.2%
25	500	18.7	72.62	84.47	0.10	84.57	11.95	16.5%
25	750	18.7	92.80	107.58	0.10	107.68	14.88	16.0%
25	1,000	18.7	112.98	130.69	0.10	130.79	17.81	15.8%

50	—	37.4	64.50	76.50	0.19	76.69	12.19	18.9%
50	250	37.4	84.68	99.61	0.19	99.80	15.12	17.9%
50	500	37.4	104.87	122.72	0.19	122.91	18.04	17.2%
50	750	37.4	125.05	145.83	0.19	146.02	20.97	16.8%
50	1,000	37.4	145.23	168.94	0.19	169.13	23.90	16.5%

75	—	56.1	96.75	114.75	0.29	115.04	18.29	18.9%
75	250	56.1	116.93	137.86	0.29	138.15	21.22	18.1%
75	500	56.1	137.12	160.97	0.29	161.26	24.14	17.6%
75	750	56.1	157.30	184.08	0.29	184.37	27.07	17.2%
75	1,000	56.1	177.48	207.19	0.29	207.48	30.00	16.9%

100	—	74.8	129.00	153.00	0.39	153.39	24.39	18.9%
100	250	74.8	149.18	176.11	0.39	176.50	27.32	18.3%
100	500	74.8	169.37	199.22	0.39	199.61	30.24	17.9%
100	750	74.8	189.55	222.33	0.39	222.72	33.17	17.5%
100	1,000	74.8	209.73	245.44	0.39	245.83	36.10	17.2%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
E-47
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
				Monthly Bill			Monthly Bill
		Monthly		under	Components of Proposed Bill		under	Change
Type of Fixture	Lumen	kWh	Ownership	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
HPS, cobra / roadway	5,800	29	Company	7.71	9.09	0.15	9.24	1.53	19.8%
		29	Customer	4.56	5.18	0.15	5.33	0.77	16.9%

HPS, cobra / roadway	9,500	41	Company	9.08	10.68	0.21	10.89	1.81	19.9%
		41	Customer	4.56	5.18	0.21	5.39	0.83	18.2%

HPS, architectural	9,500	41	Company	13.58	16.06	0.21	16.27	2.69	19.8%
		41	Customer	6.48	7.36	0.21	7.57	1.09	16.8%

HPS, acorn luminaire	9,500	41	Company	23.90	28.43	0.21	28.64	4.74	19.8%
		41	Customer	8.14	9.33	0.21	9.54	1.40	17.2%

HPS, cobra / roadway	16,000	69	Company	11.37	13.30	0.36	13.66	2.29	20.1%
		69	Customer	7.79	8.77	0.36	9.13	1.34	17.2%

HPS, architectural	16,000	69	Company	15.86	18.66	0.36	19.02	3.16	19.9%
		69	Customer	8.67	9.79	0.36	10.15	1.48	17.1%

HPS, acorn luminaire	16,000	69	Company	26.53	31.41	0.36	31.77	5.24	19.8%
		69	Customer	10.29	11.67	0.36	12.03	1.74	16.9%

HPS, cobra / roadway	30,000	99	Company	13.71	15.96	0.51	16.47	2.76	20.1%
		99	Customer	10.12	11.34	0.51	11.85	1.73	17.1%

HPS, architectural	30,000	99	Company	18.82	22.07	0.51	22.58	3.76	20.0%
		99	Customer	11.13	12.52	0.51	13.03	1.90	17.1%

HPS, cobra / roadway	50,000	153	Company	18.60	21.58	0.79	22.37	3.77	20.3%
		153	Customer	14.46	16.16	0.79	16.95	2.49	17.2%

HPS, architectural	50,000	153	Company	23.22	27.10	0.79	27.89	4.67	20.1%
		153	Customer	16.01	17.96	0.79	18.75	2.74	17.1%

LPS, architectural	8,000	30	Company	19.74	23.46	0.16	23.62	3.88	19.7%
		30	Customer	8.67	9.95	0.16	10.11	1.44	16.6%

LPS, architectural	13,500	50	Company	23.28	27.61	0.26	27.87	4.59	19.7%

LPS, architectural	22,500	72	Company	26.59	31.46	0.37	31.83	5.24	19.7%
		72	Customer	12.76	14.52	0.37	14.89	2.13	16.7%

LPS, architectural	33,000	90	Company	31.99	37.84	0.47	38.31	6.32	19.8%
		90	Customer	15.03	17.09	0.47	17.56	2.53	16.8%

Type of Pole	Height	Desc.
Direct Bury	30 FT	Round	Company	12.70	15.18	—	15.18	2.48	19.5%
		Steel	Customer	N/A					N/A

Direct Bury	34 FT	Square	Company	14.02	16.75	—	16.75	2.73	19.5%
		Steel	Customer	N/A	N/A				N/A

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
E-58
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
				Monthly Bill			Monthly Bill
		Monthly		under	Components of Proposed Bill		under	Change
Type of Fixture	Lumen	kWh	Ownership	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
HPS, cobra / roadway	5,800	29	Inv. By Co.	7.71	9.08	0.15	9.23	1.52	19.7%
		29	Inv. By Others	4.56	5.32	0.15	5.47	0.91	20.0%

HPS, cobra / roadway	9,500	41	Inv. By Co.	9.08	10.66	0.21	10.87	1.79	19.7%
		41	Inv. By Others	5.58	6.49	0.21	6.70	1.12	20.1%

HPS, architectural	9,500	41	Inv. By Co.	13.58	16.03	0.21	16.24	2.66	19.6%
		41	Inv. By Others	6.48	7.56	0.21	7.77	1.29	19.9%

HPS, acorn luminaire	9,500	41	Inv. By Co.	23.90	28.35	0.21	28.56	4.66	19.5%
		41	Inv. By Others	8.14	9.54	0.21	9.75	1.61	19.8%

HPS, cobra / roadway	16,000	69	Inv. By Co.	11.37	13.28	0.36	13.64	2.27	20.0%
		69	Inv. By Others	7.79	9.01	0.36	9.37	1.58	20.3%

HPS, architectural	16,000	69	Inv. By Co.	15.86	18.63	0.36	18.99	3.13	19.7%
		69	Inv. By Others	8.67	10.06	0.36	10.42	1.75	20.2%

HPS, acorn luminaire	16,000	69	Inv. By Co.	13.58	16.03	0.36	16.39	2.81	20.7%
		69	Inv. By Others	10.29	12.28	0.36	12.64	2.35	22.8%

HPS, cobra / roadway	30,000	99	Inv. By Co.	13.71	15.94	0.51	16.45	2.74	20.0%
		99	Inv. By Others	10.12	11.66	0.51	12.17	2.05	20.3%

HPS, architectural	30,000	99	Inv. By Co.	18.82	22.04	0.51	22.55	3.73	19.8%
		99	Inv. By Others	11.13	12.86	0.51	13.37	2.24	20.1%

HPS, cobra / roadway	50,000	153	Inv. By Co.	18.60	21.54	0.79	22.33	3.73	20.1%
		153	Inv. By Others	14.46	16.60	0.79	17.39	2.93	20.3%

HPS, architectural	50,000	153	Inv. By Co.	23.22	27.06	0.79	27.85	4.63	19.9%
		153	Inv. By Others	16.01	18.45	0.79	19.24	3.23	20.2%

LPS, architectural	8,000	30	Inv. By Co.	19.74	23.42	0.16	23.58	3.84	19.5%
		30	Inv. By Others	8.67	10.22	0.16	10.38	1.71	19.7%

LPS, architectural	13,500	50	Inv. By Co.	23.28	27.57	0.26	27.83	4.55	19.5%

LPS, architectural	22,500	72	Inv. By Co.	26.59	31.42	0.37	31.79	5.20	19.6%
		72	Inv. By Others	12.76	14.92	0.37	15.29	2.53	19.8%

LPS, architectural	33,000	90	Inv. By Co.	31.99	37.79	0.47	38.26	6.27	19.6%
		90	Inv. By Others	15.03	17.55	0.47	18.02	2.99	19.9%

Type of Pole	Height	Desc.
Direct Bury	30 FT	Round	Inv. By Co.	12.70	15.15	—	15.15	2.45	19.3%
		Steel	Inv. By Others	2.35	2.80	—	2.80	0.45	19.1%

Direct Bury	34 FT	Square	Inv. By Co.	14.02	16.73	—	16.73	2.71	19.3%
		Steel	Inv. By Others	2.43	2.90	—	2.90	0.47	19.3%

Direct Bury	38 FT	Square	Inv. By Co.	15.06	17.97	—	17.97	2.91	19.3%
		Steel	Inv. By Others	2.61	3.11	—	3.11	0.50	19.2%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
E-59
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	kWh per	Monthly	under	Components of Proposed Bill		under	Change
Lamps	Lamp	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
50	30	1,500	192.84	237.02	7.79	244.81	51.97	26.9%
50	60	3,000	262.68	327.03	15.57	342.60	79.92	30.4%
50	75	3,750	297.60	372.04	19.46	391.50	93.90	31.6%
50	100	5,000	355.80	447.05	25.95	473.00	117.20	32.9%
50	150	7,500	472.20	597.08	38.93	636.01	163.81	34.7%

100	30	3,000	385.68	474.03	15.57	489.60	103.92	26.9%
100	60	6,000	525.36	654.06	31.14	685.20	159.84	30.4%
100	75	7,500	595.20	744.08	38.93	783.01	187.81	31.6%
100	100	10,000	711.60	894.10	51.90	946.00	234.40	32.9%
100	150	15,000	944.40	1,194.15	77.85	1,272.00	327.60	34.7%

200	30	6,000	771.36	948.06	31.14	979.20	207.84	26.9%
200	60	12,000	1,050.72	1,308.12	62.28	1,370.40	319.68	30.4%
200	75	15,000	1,190.40	1,488.15	77.85	1,566.00	375.60	31.6%
200	100	20,000	1,423.20	1,788.20	103.80	1,892.00	468.80	32.9%
200	150	30,000	1,888.80	2,388.30	155.70	2,544.00	655.20	34.7%

500	30	15,000	1,928.40	2,370.15	77.85	2,448.00	519.60	26.9%
500	60	30,000	2,626.80	3,270.30	155.70	3,426.00	799.20	30.4%
500	75	37,500	2,976.00	3,720.38	194.63	3,915.01	939.01	31.6%
500	100	50,000	3,558.00	4,470.50	259.50	4,730.00	1,172.00	32.9%
500	150	75,000	4,722.00	5,970.75	389.25	6,360.00	1,638.00	34.7%

1,000	30	30,000	3,856.80	4,740.30	155.70	4,896.00	1,039.20	26.9%
1,000	60	60,000	5,253.60	6,540.60	311.40	6,852.00	1,598.40	30.4%
1,000	75	75,000	5,952.00	7,440.75	389.25	7,830.00	1,878.00	31.6%
1,000	100	100,000	7,116.00	8,941.00	519.00	9,460.00	2,344.00	32.9%
1,000	150	150,000	9,444.00	11,941.50	778.50	12,720.00	3,276.00	34.7%

2,000	30	60,000	7,713.60	9,480.60	311.40	9,792.00	2,078.40	26.9%
2,000	60	120,000	10,507.20	13,081.20	622.80	13,704.00	3,196.80	30.4%
2,000	75	150,000	11,904.00	14,881.50	778.50	15,660.00	3,756.00	31.6%
2,000	100	200,000	14,232.00	17,882.00	1,038.00	18,920.00	4,688.00	32.9%
2,000	150	300,000	18,888.00	23,883.00	1,557.00	25,440.00	6,552.00	34.7%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
E-67
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)
	Monthly Bill			Monthly Bill
Monthly	under	Components of Proposed Bill		under	Change
kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
				(C) + (D)	(E) - (B)	(F) / (B)
30	1.37	1.53	0.16	1.69	0.32	23.4%
40	1.83	2.04	0.21	2.25	0.42	23.0%
50	2.29	2.55	0.26	2.81	0.52	22.7%
60	2.75	3.05	0.31	3.36	0.61	22.2%
70	3.21	3.56	0.36	3.92	0.71	22.1%
80	3.66	4.07	0.42	4.49	0.83	22.7%
90	4.12	4.58	0.47	5.05	0.93	22.6%
100	4.58	5.09	0.52	5.61	1.03	22.5%
125	5.73	6.36	0.65	7.01	1.28	22.3%
150	6.87	7.64	0.78	8.42	1.55	22.6%
175	8.02	8.91	0.91	9.82	1.80	22.4%
200	9.16	10.18	1.04	11.22	2.06	22.5%
225	10.31	11.45	1.17	12.62	2.31	22.4%
250	11.45	12.73	1.30	14.03	2.58	22.5%
275	12.60	14.00	1.43	15.43	2.83	22.5%
300	13.74	15.27	1.56	16.83	3.09	22.5%
325	14.89	16.54	1.69	18.23	3.34	22.4%
350	16.03	17.82	1.82	19.64	3.61	22.5%
375	17.18	19.09	1.95	21.04	3.86	22.5%
400	18.32	20.36	2.08	22.44	4.12	22.5%
425	19.47	21.63	2.21	23.84	4.37	22.4%
450	20.61	22.91	2.34	25.25	4.64	22.5%
475	21.76	24.18	2.47	26.65	4.89	22.5%
500	22.90	25.45	2.60	28.05	5.15	22.5%
600	27.48	30.54	3.11	33.65	6.17	22.5%
700	32.06	35.63	3.63	39.26	7.20	22.5%
800	36.64	40.72	4.15	44.87	8.23	22.5%
900	41.22	45.81	4.67	50.48	9.26	22.5%
1,000	45.80	50.90	5.19	56.09	10.29	22.5%
1,500	68.70	76.35	7.79	84.14	15.44	22.5%
2,000	91.60	101.80	10.38	112.18	20.58	22.5%
2,500	114.50	127.25	12.98	140.23	25.73	22.5%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
E-221 Water Pumping
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)
			Monthly Bill			Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
						(E) + (F)	(G) - (D)	(H) / (D)
10	20%	1,460	141.66	144.20	7.58	151.78	10.12	7.1%
10	35%	2,555	218.42	230.29	13.26	243.55	25.13	11.5%
10	50%	3,650	286.89	307.08	18.94	326.02	39.13	13.6%
10	65%	4,745	349.91	377.75	24.63	402.38	52.47	15.0%
10	80%	5,840	412.93	448.43	30.31	478.74	65.81	15.9%

30	20%	4,380	379.55	379.31	63.29	442.60	63.05	16.6%
30	35%	7,665	609.83	637.57	63.29	700.86	91.04	14.9%
30	50%	10,950	809.23	861.20	63.29	924.49	115.26	14.2%
30	65%	14,235	998.29	1,073.22	63.29	1,136.51	138.22	13.8%
30	80%	17,520	1,187.34	1,285.23	63.29	1,348.52	161.18	13.6%

75	20%	10,950	914.81	908.31	158.24	1,066.55	151.74	16.6%
75	35%	19,163	1,490.54	1,554.01	158.24	1,712.25	221.71	14.9%
75	50%	27,375	1,984.50	2,107.98	158.24	2,266.22	281.72	14.2%
75	65%	35,588	2,457.16	2,638.05	158.24	2,796.29	339.13	13.8%
75	80%	43,800	2,929.76	3,168.05	158.24	3,326.29	396.53	13.5%

100	20%	14,600	1,212.17	1,202.19	210.98	1,413.17	201.00	16.6%
100	35%	25,550	1,979.77	2,063.08	210.98	2,274.06	294.30	14.9%
100	50%	36,500	2,637.42	2,800.63	210.98	3,011.61	374.19	14.2%
100	65%	47,450	3,267.60	3,507.34	210.98	3,718.32	450.73	13.8%
100	80%	58,400	3,897.77	4,214.06	210.98	4,425.04	527.27	13.5%

150	20%	21,900	1,806.90	1,789.97	316.47	2,106.44	299.54	16.6%
150	35%	38,325	2,958.29	3,081.30	316.47	3,397.77	439.48	14.9%
150	50%	54,750	3,943.27	4,185.94	316.47	4,502.41	559.13	14.2%
150	65%	71,175	4,888.53	5,246.01	316.47	5,562.48	673.94	13.8%
150	80%	87,600	5,833.79	6,306.08	316.47	6,622.55	788.75	13.5%

200	20%	29,200	2,401.63	2,377.75	421.96	2,799.71	398.07	16.6%
200	35%	51,100	3,936.82	4,099.52	421.96	4,521.48	584.66	14.9%
200	50%	73,000	5,249.12	5,571.24	421.96	5,993.20	744.08	14.2%
200	65%	94,900	6,509.47	6,984.67	421.96	7,406.63	897.16	13.8%
200	80%	116,800	7,769.81	8,398.09	421.96	8,820.05	1,050.24	13.5%

300	20%	43,800	3,591.09	3,553.30	632.94	4,186.24	595.15	16.6%
300	50%	109,500	7,860.82	8,341.85	632.94	8,974.79	1,113.97	14.2%
300	65%	142,350	9,751.34	10,461.99	632.94	11,094.93	1,343.59	13.8%
300	80%	175,200	11,641.86	12,582.13	632.94	13,215.07	1,573.21	13.5%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
E-221-8T Time-of-Use Water Pumping
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)
On-	Off-			Monthly Bill			Monthly Bill
Peak	Peak	Load	Monthly	under	Components of Proposed Bill		under	Change
kW	kW	Factor	kWh	Present Rates	Base	Transmission	Proposed Rates	Amount ($)%
							(F) + (G)	(H) - (E)	(I) / (E)
10	30	20%	1,460	219.33	232.13	7.58	239.71	20.38	9.3%
10	30	35%	2,555	281.95	302.36	13.26	315.62	33.67	11.9%
10	30	50%	3,650	344.58	372.59	18.94	391.53	46.95	13.6%
10	30	65%	4,745	407.20	442.82	24.63	467.45	60.25	14.8%
10	30	80%	5,840	469.83	513.04	30.31	543.35	73.52	15.6%

30	90	20%	4,380	606.93	635.13	63.29	698.42	91.49	15.1%
30	90	35%	7,665	794.80	845.81	63.29	909.10	114.30	14.4%
30	90	50%	10,950	982.67	1,056.50	63.29	1,119.79	137.12	14.0%
30	90	65%	14,235	1,170.54	1,267.19	63.29	1,330.48	159.94	13.7%
30	90	80%	17,520	1,358.42	1,477.87	63.29	1,541.16	182.74	13.5%

75	225	20%	10,950	1,479.02	1,541.87	158.24	1,700.11	221.09	14.9%
75	225	35%	19,163	1,948.73	2,068.62	158.24	2,226.86	278.13	14.3%
75	225	50%	27,375	2,418.38	2,595.30	158.24	2,753.54	335.16	13.9%
75	225	65%	35,588	2,888.09	3,122.05	158.24	3,280.29	392.20	13.6%
75	225	80%	43,800	3,357.75	3,648.74	158.24	3,806.98	449.23	13.4%

100	300	20%	14,600	1,963.52	2,045.62	210.98	2,256.60	293.08	14.9%
100	300	35%	25,550	2,589.76	2,747.90	210.98	2,958.88	369.12	14.3%
100	300	50%	36,500	3,216.00	3,450.19	210.98	3,661.17	445.17	13.8%
100	300	65%	47,450	3,842.24	4,152.48	210.98	4,363.46	521.22	13.6%
100	300	80%	58,400	4,468.48	4,854.77	210.98	5,065.75	597.27	13.4%

150	450	20%	21,900	2,932.51	3,053.11	316.47	3,369.58	437.07	14.9%
150	450	35%	38,325	3,871.88	4,106.54	316.47	4,423.01	551.13	14.2%
150	450	50%	54,750	4,811.24	5,159.98	316.47	5,476.45	665.21	13.8%
150	450	65%	71,175	5,750.60	6,213.41	316.47	6,529.88	779.28	13.6%
150	450	80%	87,600	6,689.96	7,266.84	316.47	7,583.31	893.35	13.4%

200	600	20%	29,200	3,901.51	4,060.60	421.96	4,482.56	581.05	14.9%
200	600	35%	51,100	5,153.99	5,465.18	421.96	5,887.14	733.15	14.2%
200	600	50%	73,000	6,406.47	6,869.76	421.96	7,291.72	885.25	13.8%
200	600	65%	94,900	7,658.96	8,274.34	421.96	8,696.30	1,037.34	13.5%
200	600	80%	116,800	8,911.44	9,678.91	421.96	10,100.87	1,189.43	13.3%

300	900	20%	43,800	5,839.50	6,075.59	632.94	6,708.53	869.03	14.9%
300	900	50%	109,500	9,596.94	10,289.32	632.94	10,922.26	1,325.32	13.8%
300	900	65%	142,350	11,475.67	12,396.19	632.94	13,029.13	1,553.46	13.5%
300	900	80%	175,200	13,354.39	14,503.06	632.94	15,136.00	1,781.61	13.3%

E-221-8T Average Energy On-Peak:	30%

Supporting Schedules:	Recap Schedules:
N/A	N/A

NOTES TO SCHEDULE:

1)	Bills do not include RES, EIS, PSA, CRCC, DSMAC, Regulatory Assessment, or Tax charges.

2)	Present Rates are rates effective 7/1/2007.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical General Service Bill Analysis
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(F)	(G)	(G)	(H)
Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		Change
kW	Factor	kWh	Present Rates	Base	Transmission	Amount ($)%
						(H) - (D)	(I) / (D)

No typical bill analysis is presented for the following General Service Rate Schedules:
E-21
E-22
E-23
E-24
E-32R
E-53
E-54
as no rate changes are proposed for these schedules.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(F)	(G)	(G)	(H)
Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		Change
kW	Factor	kWh	Present Rates	Base	Transmission	Amount ($)%
						(H) - (D)	(I) / (D)

No typical bill analysis is presented for the following Classified Service Rate Schedules:
E-38
E-38-8T
E-51
E-55
E-56
E-66
E-114
E-116
E-145
E-249
Solar-1
Solar-2
Solar-3
SP-1
as no rate changes are proposed for these schedules.
Schedule H-4

Arizona Public Service Company
Test Year Ending December 2007
Typical Classified Service Bill Analysis
Customer Bills at Varying Consumption Levels
at Present and Proposed Rate Levels

(A)	(B)	(C)	(D)	(F)	(G)	(G)	(H)
Monthly Bill
	Load	Monthly	under	Components of Proposed Bill		Change
kW	Factor	kWh	Present Rates	Base	Transmission	Amount ($)%
						(H) - (D)	(I) / (D)

No typical bill analysis is presented for the following Residential Service Rate Schedules:
E-10
EC-1
as no rate changes are proposed for these schedules.
Schedule H-4

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-10, E-10 w/E-3, E-10 w/E-4, E-10 w/EPR-2
DESCRIPTION:	Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	6,249	—	6,249	1.64%	—	0.00%	8,461	—	8,461	2.28%	—	0.00%	1
2	1-50	7,722	178,195	13,971	3.66%	178,195	0.05%	10,259	239,323	18,720	5.05%	239,323	0.09%	2
3	51-100	8,385	641,254	22,356	5.85%	819,449	0.22%	9,355	712,618	28,075	7.58%	951,942	0.35%	3
4	101-150	9,909	1,250,584	32,265	8.44%	2,070,033	0.55%	10,201	1,284,216	38,275	10.34%	2,236,158	0.83%	4
5	151-200	10,940	1,927,239	43,205	11.30%	3,997,272	1.06%	12,120	2,136,634	50,395	13.61%	4,372,792	1.63%	5
6	201-250	11,822	2,675,244	55,027	14.40%	6,672,516	1.77%	14,433	3,264,833	64,828	17.51%	7,637,625	2.85%	6
7	251-300	13,043	3,603,905	68,070	17.81%	10,276,421	2.72%	16,700	4,610,209	81,528	22.01%	12,247,834	4.57%	7
8	301-350	13,939	4,548,736	82,009	21.46%	14,825,157	3.92%	18,023	5,871,373	99,551	26.88%	18,119,206	6.75%	8
9	351-400	14,096	5,307,524	96,105	25.15%	20,132,681	5.33%	18,739	7,039,294	118,290	31.94%	25,158,501	9.38%	9
10	401-450	14,398	6,140,604	110,503	28.91%	26,273,285	6.95%	18,864	8,022,511	137,153	37.03%	33,181,012	12.37%	10
11	451-500	14,178	6,754,540	124,681	32.62%	33,027,825	8.74%	18,441	8,765,454	155,595	42.01%	41,946,466	15.64%	11
12	501-550	13,812	7,273,386	138,493	36.24%	40,301,210	10.67%	17,791	9,344,066	173,386	46.82%	51,290,532	19.12%	12
13	551-600	13,580	7,829,125	152,072	39.79%	48,130,335	12.74%	16,930	9,738,161	190,316	51.39%	61,028,693	22.75%	13
14	601-650	12,699	7,955,782	164,771	43.11%	56,086,117	14.84%	15,768	9,858,755	206,084	55.65%	70,887,448	26.42%	14
15	651-700	12,217	8,266,121	176,988	46.31%	64,352,237	17.03%	14,770	9,971,471	220,854	59.64%	80,858,920	30.14%	15
16	701-750	11,424	8,304,301	188,412	49.30%	72,656,539	19.23%	13,352	9,680,060	234,206	63.24%	90,538,979	33.75%	16
17	751-800	10,921	8,484,250	199,333	52.15%	81,140,789	21.47%	12,386	9,604,519	246,592	66.59%	100,143,498	37.33%	17
18	801-850	10,249	8,476,204	209,582	54.84%	89,616,993	23.72%	11,334	9,352,326	257,926	69.65%	109,495,825	40.82%	18
19	851-900	9,640	8,454,449	219,222	57.36%	98,071,442	25.96%	10,169	8,898,535	268,095	72.39%	118,394,360	44.13%	19
20	901-950	9,105	8,442,292	228,327	59.74%	106,513,734	28.19%	9,296	8,598,972	277,391	74.90%	126,993,332	47.34%	20
21	951-1,000	8,382	8,189,186	236,708	61.93%	114,702,920	30.36%	8,498	8,284,880	285,889	77.20%	135,278,212	50.43%	21
22	1,001-1,100	15,096	15,882,631	251,804	65.88%	130,585,552	34.56%	14,444	15,151,320	300,333	81.10%	150,429,532	56.07%	22
23	1,101-1,200	13,736	15,829,192	265,540	69.48%	146,414,744	38.75%	11,933	13,713,387	312,266	84.32%	164,142,919	61.19%	23
24	1,201-1,300	12,516	15,669,664	278,056	72.75%	162,084,408	42.90%	9,603	11,989,959	321,869	86.91%	176,132,878	65.66%	24
25	1,301-1,400	11,316	15,304,700	289,371	75.71%	177,389,108	46.95%	8,203	11,066,135	330,072	89.13%	187,199,013	69.78%	25
26	1,401-1,500	10,309	14,974,221	299,680	78.41%	192,363,329	50.91%	6,690	9,687,904	336,762	90.93%	196,886,917	73.39%	26
27	1,501-1,600	9,427	14,642,066	309,108	80.88%	207,005,395	54.79%	5,451	8,445,465	342,212	92.41%	205,332,382	76.54%	27
28	1,601-1,700	8,490	14,039,159	317,598	83.10%	221,044,554	58.50%	4,566	7,531,742	346,778	93.64%	212,864,124	79.35%	28
29	1,701-1,800	8,012	14,050,995	325,610	85.19%	235,095,549	62.22%	3,685	6,443,435	350,464	94.63%	219,307,559	81.75%	29
30	1,801-1,900	7,034	13,037,978	332,644	87.03%	248,133,527	65.67%	3,167	5,854,743	353,631	95.49%	225,162,302	83.93%	30
31	1,901-2,000	6,428	12,557,345	339,072	88.72%	260,690,872	68.99%	2,652	5,168,303	356,283	96.21%	230,330,605	85.86%	31
32	2,001-2,250	12,674	26,923,274	351,746	92.03%	287,614,146	76.12%	4,634	9,798,752	360,917	97.46%	240,129,357	89.51%	32
33	2,251-2,500	9,346	22,183,247	361,092	94.48%	309,797,393	81.99%	2,985	7,067,244	363,902	98.26%	247,196,600	92.15%	33
34	2,501-3,000	11,164	30,450,773	372,256	97.40%	340,248,166	90.05%	3,296	8,948,131	367,198	99.15%	256,144,731	95.48%	34
35	3,001-4,000	7,522	25,449,441	379,779	99.37%	365,697,606	96.79%	2,226	7,526,936	369,423	99.75%	263,671,666	98.29%	35
36	4,001-5,000	1,638	7,213,189	381,416	99.80%	372,910,795	98.69%	581	2,555,794	370,005	99.91%	266,227,461	99.24%	36
37	5,001-10,000	747	4,525,994	382,163	99.99%	377,436,789	99.89%	328	1,982,654	370,332	100.00%	268,210,115	99.98%	37
38	10,001-20,000	31	354,825	382,194	100.00%	377,791,614	99.99%	5	58,064	370,337	100.00%	268,268,179	100.00%	38
39	over 20,000	2	51,933	382,196	100.00%	377,843,547	100.00%	—	—	370,337	100.00%	268,268,179	100.00%	39

Average Number of Customers:	63,699		Average Number of Customers:	61,723
Average Consumption:	989	kWh per bill	Average Consumption:	724	kWh per bill
Median Consumption:	760	kWh per bill	Median Consumption:	583	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-12, E-12 w/E-3, E-12 w/E-4, E-12 w/EPR-2, E-12 w/EPR-5
DESCRIPTION:	Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	74,820	—	74,820	2.82%	—	0.00%	56,915	—	56,915	2.10%	—	0.00%	1
2	1-50	90,129	2,139,090	164,949	6.22%	2,139,090	0.09%	100,382	2,546,058	157,297	5.79%	2,546,058	0.15%	2
3	51-100	86,419	6,908,553	251,368	9.47%	9,047,643	0.39%	107,264	8,510,600	264,561	9.74%	11,056,658	0.63%	3
4	101-150	90,087	11,869,588	341,455	12.87%	20,917,231	0.89%	109,590	14,384,552	374,151	13.77%	25,441,210	1.45%	4
5	151-200	89,474	16,496,114	430,929	16.24%	37,413,345	1.60%	117,120	21,512,954	491,272	18.08%	46,954,164	2.68%	5
6	201-250	90,964	21,547,872	521,893	19.67%	58,961,217	2.52%	129,912	30,661,520	621,183	22.87%	77,615,684	4.43%	6
7	251-300	94,252	27,282,176	616,145	23.22%	86,243,393	3.69%	141,917	40,892,134	763,100	28.09%	118,507,818	6.77%	7
8	301-350	97,517	33,335,298	713,662	26.89%	119,578,691	5.11%	148,938	50,657,561	912,038	33.57%	169,165,380	9.66%	8
9	351-400	99,491	39,223,780	813,153	30.64%	158,802,472	6.79%	151,122	59,275,224	1,063,160	39.14%	228,440,603	13.04%	9
10	401-450	99,715	44,555,163	912,868	34.40%	203,357,635	8.69%	149,296	66,331,270	1,212,456	44.63%	294,771,874	16.83%	10
11	451-500	99,117	49,480,933	1,011,985	38.13%	252,838,568	10.81%	143,175	71,074,077	1,355,631	49.90%	365,845,951	20.89%	11
12	501-550	97,724	53,910,015	1,109,709	41.81%	306,748,583	13.11%	134,762	73,936,920	1,490,394	54.86%	439,782,871	25.11%	12
13	551-600	94,780	57,268,341	1,204,489	45.39%	364,016,923	15.56%	125,657	75,494,349	1,616,051	59.49%	515,277,220	29.42%	13
14	601-650	92,405	60,667,009	1,296,894	48.87%	424,683,932	18.15%	115,991	75,731,321	1,732,042	63.76%	591,008,541	33.74%	14
15	651-700	87,785	62,243,295	1,384,678	52.18%	486,927,227	20.81%	104,877	73,949,919	1,836,918	67.62%	664,958,460	37.97%	15
16	701-750	84,236	64,145,382	1,468,915	55.35%	551,072,609	23.56%	94,835	71,818,344	1,931,753	71.11%	736,776,804	42.07%	16
17	751-800	79,243	64,501,739	1,548,158	58.34%	615,574,348	26.31%	85,433	69,157,318	2,017,186	74.26%	805,934,122	46.02%	17
18	801-850	74,889	64,890,662	1,623,048	61.16%	680,465,010	29.09%	76,489	65,909,798	2,093,675	77.07%	871,843,920	49.78%	18
19	851-900	70,738	65,008,537	1,693,786	63.82%	745,473,547	31.86%	67,361	61,564,965	2,161,037	79.55%	933,408,884	53.29%	19
20	901-950	66,549	64,651,527	1,760,335	66.33%	810,125,074	34.63%	60,239	58,196,815	2,221,276	81.77%	991,605,699	56.62%	20
21	951-1,000	62,114	63,599,682	1,822,448	68.67%	873,724,755	37.35%	53,002	53,975,418	2,274,277	83.72%	1,045,581,117	59.70%	21
22	1,001-1,100	113,135	124,683,276	1,935,584	72.93%	998,408,032	42.68%	88,925	97,377,085	2,363,202	86.99%	1,142,958,202	65.26%	22
23	1,101-1,200	99,077	119,564,678	2,034,660	76.67%	1,117,972,710	47.79%	69,340	83,177,739	2,432,542	89.55%	1,226,135,941	70.01%	23
24	1,201-1,300	86,074	112,901,448	2,120,734	79.91%	1,230,874,157	52.61%	54,525	71,103,158	2,487,067	91.55%	1,297,239,099	74.07%	24
25	1,301-1,400	75,339	106,731,418	2,196,073	82.75%	1,337,605,575	57.17%	42,793	60,269,934	2,529,860	93.13%	1,357,509,033	77.51%	25
26	1,401-1,500	64,732	98,507,430	2,260,804	85.19%	1,436,113,006	61.39%	33,748	51,061,403	2,563,609	94.37%	1,408,570,436	80.42%	26
27	1,501-1,600	56,422	91,791,795	2,317,226	87.32%	1,527,904,801	65.31%	26,859	43,444,708	2,590,467	95.36%	1,452,015,144	82.90%	27
28	1,601-1,700	48,580	84,117,360	2,365,806	89.15%	1,612,022,161	68.90%	21,500	37,018,943	2,611,967	96.15%	1,489,034,087	85.02%	28
29	1,701-1,800	41,733	76,644,032	2,407,539	90.72%	1,688,666,193	72.18%	17,210	31,434,840	2,629,177	96.79%	1,520,468,928	86.81%	29
30	1,801-1,900	35,958	69,813,153	2,443,497	92.07%	1,758,479,346	75.16%	13,910	26,860,412	2,643,088	97.30%	1,547,329,339	88.35%	30
31	1,901-2,000	30,503	62,427,041	2,474,000	93.22%	1,820,906,388	77.83%	11,495	23,403,566	2,654,582	97.72%	1,570,732,906	89.68%	31
32	2,001-2,250	58,134	129,262,148	2,532,134	95.41%	1,950,168,536	83.36%	20,378	45,040,438	2,674,960	98.47%	1,615,773,344	92.25%	32
33	2,251-2,500	38,488	95,636,794	2,570,622	96.86%	2,045,805,331	87.45%	12,819	31,674,761	2,687,779	98.94%	1,647,448,104	94.06%	33
34	2,501-3,000	42,585	121,452,545	2,613,207	98.47%	2,167,257,876	92.64%	13,963	39,653,393	2,701,742	99.46%	1,687,101,498	96.33%	34
35	3,001-4,000	28,210	100,071,917	2,641,417	99.53%	2,267,329,793	96.92%	9,887	34,989,982	2,711,630	99.82%	1,722,091,480	98.33%	35
36	4,001-5,000	7,197	33,229,206	2,648,614	99.80%	2,300,558,999	98.34%	2,748	12,662,273	2,714,378	99.92%	1,734,753,753	99.05%	36
37	5,001-10,000	4,770	31,677,487	2,653,383	99.98%	2,332,236,487	99.69%	1,923	12,741,565	2,716,301	99.99%	1,747,495,318	99.78%	37
38	10,001-20,000	427	5,688,473	2,653,811	100.00%	2,337,924,960	99.93%	179	2,334,608	2,716,479	100.00%	1,749,829,925	99.91%	38
39	over 20,000	50	1,574,590	2,653,861	100.00%	2,339,499,550	100.00%	32	1,592,221	2,716,511	100.00%	1,751,422,146	100.00%	39

Average Number of Customers:	442,310		Average Number of Customers:	452,752
Average Consumption:	882	kWh per bill	Average Consumption:	645	kWh per bill
Median Consumption:	664	kWh per bill	Median Consumption:	499	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	EC-1, EC-1 w/E-3, EC-1 w/E-4, EC-1 w/EPR-2
DESCRIPTION:	Residential Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	237	—	237	0.23%	—	0.00%	194	—	194	0.19%	—	0.00%	1
2	0-0.4	253	63	490	0.47%	63	0.01%	244	64	438	0.42%	64	0.01%	2
3	0.4-0.8	153	101	643	0.61%	164	0.02%	236	156	674	0.65%	219	0.03%	3
4	0.8-1.2	181	187	825	0.79%	351	0.04%	495	528	1,169	1.13%	747	0.10%	4
5	1.2-1.6	188	275	1,013	0.97%	626	0.07%	595	872	1,764	1.71%	1,619	0.21%	5
6	1.6-2.0	261	494	1,274	1.21%	1,121	0.12%	1,015	1,905	2,779	2.69%	3,524	0.46%	6
7	2.0-2.4	397	898	1,672	1.59%	2,018	0.22%	1,155	2,606	3,934	3.81%	6,130	0.79%	7
8	2.4-2.8	548	1,463	2,219	2.11%	3,481	0.38%	1,420	3,793	5,354	5.19%	9,923	1.29%	8
9	2.8-3.2	803	2,455	3,022	2.88%	5,936	0.65%	2,110	6,459	7,464	7.23%	16,382	2.12%	9
10	3.2-3.6	1,004	3,483	4,026	3.84%	9,419	1.03%	2,202	7,657	9,666	9.37%	24,039	3.12%	10
11	3.6-4.0	1,538	5,976	5,564	5.30%	15,395	1.69%	3,235	12,561	12,902	12.50%	36,599	4.75%	11
12	4.0-4.4	2,008	8,581	7,573	7.21%	23,976	2.63%	3,384	14,446	16,286	15.78%	51,046	6.62%	12
13	4.4-4.8	2,656	12,426	10,228	9.74%	36,402	3.99%	4,187	19,597	20,473	19.84%	70,643	9.16%	13
14	4.8-5.2	3,907	19,804	14,135	13.47%	56,207	6.15%	5,193	26,321	25,665	24.87%	96,964	12.57%	14
15	5.2-5.6	4,075	22,313	18,210	17.35%	78,520	8.60%	5,085	27,853	30,750	29.79%	124,817	16.18%	15
16	5.6-6.0	5,125	30,167	23,335	22.23%	108,686	11.90%	6,004	35,351	36,754	35.61%	160,168	20.77%	16
17	6.0-6.4	5,515	34,578	28,850	27.48%	143,265	15.69%	5,867	36,810	42,621	41.29%	196,978	25.54%	17
18	6.4-6.8	5,566	37,183	34,416	32.79%	180,448	19.76%	5,719	38,198	48,340	46.83%	235,175	30.49%	18
19	6.8-7.2	6,334	44,791	40,751	38.82%	225,239	24.66%	6,315	44,664	54,655	52.95%	279,839	36.28%	19
20	7.2-7.6	5,595	41,836	46,346	44.15%	267,074	29.25%	5,436	40,669	60,090	58.22%	320,508	41.55%	20
21	7.6-8.0	6,006	47,351	52,352	49.87%	314,425	34.43%	5,626	44,419	65,716	63.67%	364,927	47.31%	21
22	8.0-8.4	5,320	44,042	57,672	54.94%	358,467	39.25%	4,750	39,332	70,466	68.27%	404,259	52.41%	22
23	8.4-8.8	4,901	42,552	62,573	59.61%	401,019	43.91%	4,345	37,762	74,811	72.48%	442,022	57.31%	23
24	8.8-9.2	5,192	47,127	67,765	64.56%	448,146	49.07%	4,317	39,192	79,128	76.66%	481,213	62.39%	24
25	9.2-9.6	4,115	39,038	71,880	68.48%	487,183	53.35%	3,308	31,383	82,436	79.87%	512,596	66.46%	25
26	9.6-10.0	4,179	41,334	76,058	72.46%	528,518	57.87%	3,151	31,190	85,586	82.92%	543,786	70.50%	26
27	10.0-10.4	3,426	35,234	79,484	75.72%	563,752	61.73%	2,560	26,348	88,147	85.40%	570,135	73.92%	27
28	10.4-10.8	3,201	34,227	82,685	78.77%	597,979	65.48%	2,248	24,036	90,395	87.58%	594,171	77.03%	28
29	10.8-11.2	3,046	33,750	85,731	81.67%	631,729	69.18%	1,999	22,159	92,394	89.52%	616,329	79.91%	29
30	11.2-12.0	4,569	53,468	90,300	86.03%	685,197	75.03%	2,927	34,239	95,321	92.35%	650,568	84.35%	30
31	12.0 - 13.0	4,221	53,121	94,521	90.05%	738,318	80.85%	2,482	31,219	97,802	94.76%	681,786	88.39%	31
32	13.0 - 14.0	2,973	40,370	97,494	92.88%	778,687	85.27%	1,696	23,038	99,499	96.40%	704,825	91.38%	32
33	14.0 - 15.0	2,052	29,916	99,546	94.83%	808,603	88.54%	1,047	15,298	100,546	97.41%	720,123	93.36%	33
34	15.0 - 16.0	1,420	22,144	100,967	96.19%	830,746	90.97%	743	11,585	101,289	98.13%	731,708	94.87%	34
35	16.0 - 17.0	970	16,108	101,937	97.11%	846,854	92.73%	513	8,513	101,801	98.63%	740,220	95.97%	35
36	17.0 - 18.0	694	12,218	102,631	97.77%	859,073	94.07%	314	5,524	102,115	98.93%	745,744	96.69%	36
37	18.0 - 19.0	511	9,519	103,142	98.26%	868,591	95.11%	250	4,650	102,365	99.18%	750,394	97.29%	37
38	19.0 - 20.0	444	8,704	103,586	98.68%	877,295	96.07%	204	4,011	102,569	99.37%	754,405	97.81%	38
39	20.0 - 25.0	926	20,512	104,513	99.57%	897,807	98.31%	436	9,629	103,005	99.80%	764,034	99.06%	39
40	25.0 - 30.0	271	7,367	104,784	99.82%	905,174	99.12%	108	2,915	103,112	99.90%	766,950	99.43%	40
41	Over 30.0	184	8,038	104,968	100.00%	913,212	100.00%	103	4,362	103,215	100.00%	771,312	100.00%	41

Average Number of Customers:	17,495		Average Number of Customers:	17,203
Average Load:	9.0	kW per bill	Average Load:	7.0	kW per bill
Median Load:	8.1	kW per bill	Median Load:	7.0	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	EC-1, EC-1 w/E-3, EC-1 w/E-4, EC-1 w/EPR-2
DESCRIPTION:	Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	189	—	189	0.18%	—	0.00%	160	—	160	0.16%	—	0.00%	1
2	1-50	150	3,563	340	0.32%	3,563	0.00%	143	4,306	304	0.29%	4,306	0.00%	2
3	51-100	173	13,438	513	0.49%	17,001	0.01%	228	17,829	532	0.52%	22,135	0.01%	3
4	101-150	178	22,170	691	0.66%	39,171	0.02%	260	32,935	792	0.77%	55,070	0.03%	4
5	151-200	232	41,487	923	0.88%	80,657	0.03%	391	69,774	1,183	1.15%	124,844	0.08%	5
6	201-250	236	53,156	1,159	1.10%	133,813	0.05%	568	129,063	1,751	1.70%	253,907	0.16%	6
7	251-300	258	71,594	1,417	1.35%	205,407	0.08%	718	199,164	2,469	2.39%	453,071	0.29%	7
8	301-350	334	109,087	1,751	1.67%	314,495	0.13%	1,000	327,619	3,469	3.36%	780,690	0.49%	8
9	351-400	365	137,909	2,116	2.02%	452,403	0.19%	1,180	446,099	4,649	4.50%	1,226,789	0.78%	9
10	401-450	520	222,185	2,636	2.51%	674,588	0.28%	1,376	588,988	6,025	5.84%	1,815,776	1.15%	10
11	451-500	502	240,270	3,138	2.99%	914,858	0.37%	1,536	733,978	7,561	7.33%	2,549,754	1.61%	11
12	501-550	606	320,430	3,743	3.57%	1,235,288	0.51%	1,708	903,730	9,269	8.98%	3,453,484	2.18%	12
13	551-600	665	384,682	4,409	4.20%	1,619,969	0.66%	2,019	1,167,092	11,287	10.94%	4,620,576	2.92%	13
14	601-650	784	493,147	5,193	4.95%	2,113,116	0.86%	2,056	1,293,021	13,344	12.93%	5,913,597	3.74%	14
15	651-700	825	559,225	6,017	5.73%	2,672,340	1.09%	2,234	1,517,492	15,577	15.09%	7,431,088	4.70%	15
16	701-750	961	700,893	6,978	6.65%	3,373,234	1.38%	2,339	1,704,693	17,917	17.36%	9,135,782	5.78%	16
17	751-800	1,070	834,052	8,048	7.67%	4,207,286	1.72%	2,488	1,938,760	20,404	19.77%	11,074,542	7.00%	17
18	801-850	1,096	908,642	9,144	8.71%	5,115,927	2.09%	2,591	2,149,225	22,996	22.28%	13,223,767	8.36%	18
19	851-900	1,141	1,004,094	10,284	9.80%	6,120,021	2.50%	2,779	2,444,084	25,775	24.97%	15,667,851	9.91%	19
20	901-950	1,242	1,156,002	11,527	10.98%	7,276,023	2.98%	2,809	2,611,238	28,584	27.69%	18,279,090	11.56%	20
21	951-1,000	1,370	1,343,350	12,896	12.29%	8,619,373	3.53%	2,887	2,830,265	31,471	30.49%	21,109,355	13.35%	21
22	1,001-1,100	2,919	3,084,020	15,816	15.07%	11,703,393	4.79%	5,943	6,275,690	37,415	36.25%	27,385,045	17.31%	22
23	1,101-1,200	3,291	3,802,990	19,107	18.20%	15,506,383	6.35%	5,892	6,808,928	43,306	41.96%	34,193,973	21.62%	23
24	1,201-1,300	3,455	4,341,234	22,562	21.49%	19,847,617	8.12%	5,698	7,157,201	49,005	47.48%	41,351,174	26.15%	24
25	1,301-1,400	3,690	5,008,511	26,252	25.01%	24,856,128	10.17%	5,502	7,463,867	54,507	52.81%	48,815,041	30.86%	25
26	1,401-1,500	3,815	5,557,945	30,067	28.64%	30,414,073	12.45%	5,186	7,555,275	59,693	57.83%	56,370,316	35.64%	26
27	1,501-1,600	3,774	5,878,236	33,842	32.24%	36,292,309	14.85%	4,926	7,667,179	64,619	62.61%	64,037,495	40.49%	27
28	1,601-1,700	3,909	6,480,135	37,750	35.96%	42,772,444	17.50%	4,346	7,201,280	68,965	66.82%	71,238,775	45.04%	28
29	1,701-1,800	3,958	6,960,469	41,708	39.73%	49,732,913	20.35%	4,010	7,048,792	72,975	70.70%	78,287,568	49.50%	29
30	1,801-1,900	3,880	7,209,374	45,588	43.43%	56,942,287	23.30%	3,658	6,795,247	76,633	74.25%	85,082,815	53.80%	30
31	1,901-2,000	3,842	7,524,619	49,430	47.09%	64,466,906	26.38%	3,154	6,174,058	79,787	77.30%	91,256,873	57.70%	31
32	2,001-2,250	9,172	19,565,977	58,602	55.83%	84,032,883	34.39%	6,558	13,944,337	86,345	83.66%	105,201,211	66.52%	32
33	2,251-2,500	8,179	19,501,324	66,781	63.62%	103,534,206	42.37%	4,712	11,207,074	91,057	88.22%	116,408,284	73.60%	33
34	2,501-3,000	13,485	37,051,978	80,265	76.47%	140,586,184	57.53%	5,739	15,701,410	96,797	93.78%	132,109,694	83.53%	34
35	3,001-4,000	14,871	51,205,784	95,137	90.63%	191,791,968	78.49%	4,371	14,922,986	101,167	98.02%	147,032,680	92.96%	35
36	4,001-5,000	5,725	25,408,504	100,862	96.09%	217,200,472	88.89%	1,245	5,521,067	102,412	99.22%	152,553,748	96.46%	36
37	5,001-10,000	3,910	24,220,338	104,772	99.81%	241,420,810	98.80%	733	4,456,296	103,145	99.93%	157,010,043	99.27%	37
38	10,001-20,000	171	2,129,604	104,943	99.98%	243,550,414	99.67%	57	773,199	103,202	99.99%	157,783,242	99.76%	38
39	over 20,000	25	805,925	104,968	100.00%	244,356,339	100.00%	13	376,436	103,215	100.00%	158,159,678	100.00%	39

Average Number of Customers:	17,495		Average Number of Customers:	17,203
Average Consumption:	2,328	kWh per bill	Average Consumption:	1,532	kWh per bill
Median Consumption:	2,082	kWh per bill	Median Consumption:	1,349	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	ECT-1R, ECT-1R w/E-3, ECT-1R w/E-4, ECT-1R w/EPR-2, ECT-1R w/EPR-5
DESCRIPTION:	Residential Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	622	—	622	0.22%	—	0.00%	587	—	587	0.20%	—	0.00%	1
2	0-0.4	616	161	1,238	0.43%	161	0.01%	968	254	1,555	0.54%	254	0.01%	2
3	0.4-0.8	546	361	1,784	0.62%	523	0.02%	1,063	710	2,618	0.90%	964	0.04%	3
4	0.8-1.2	443	472	2,227	0.77%	995	0.03%	1,570	1,689	4,188	1.44%	2,653	0.12%	4
5	1.2-1.6	516	762	2,743	0.95%	1,757	0.06%	2,402	3,546	6,590	2.27%	6,199	0.29%	5
6	1.6-2.0	805	1,517	3,548	1.23%	3,274	0.11%	3,742	7,017	10,332	3.56%	13,216	0.61%	6
7	2.0-2.4	1,109	2,541	4,657	1.62%	5,815	0.20%	5,225	11,916	15,557	5.37%	25,132	1.17%	7
8	2.4-2.8	1,431	3,843	6,088	2.12%	9,658	0.33%	6,637	17,795	22,194	7.65%	42,926	2.00%	8
9	2.8-3.2	1,952	6,030	8,040	2.80%	15,688	0.53%	8,117	25,027	30,311	10.45%	67,953	3.16%	9
10	3.2-3.6	2,663	9,293	10,704	3.72%	24,981	0.85%	9,565	33,332	39,876	13.75%	101,286	4.71%	10
11	3.6-4.0	3,669	14,288	14,372	5.00%	39,269	1.33%	11,127	43,287	51,003	17.59%	144,573	6.72%	11
12	4.0-4.4	4,579	19,692	18,951	6.59%	58,961	2.00%	12,260	52,611	63,263	21.82%	197,183	9.17%	12
13	4.4-4.8	5,852	27,496	24,803	8.63%	86,457	2.93%	13,751	64,548	77,014	26.56%	261,731	12.17%	13
14	4.8-5.2	7,014	35,796	31,817	11.07%	122,253	4.15%	14,558	74,212	91,572	31.58%	335,943	15.62%	14
15	5.2-5.6	8,431	46,437	40,248	14.01%	168,691	5.72%	15,038	82,714	106,610	36.77%	418,656	19.46%	15
16	5.6-6.0	9,477	55,980	49,725	17.30%	224,670	7.62%	15,305	90,324	121,916	42.05%	508,980	23.66%	16
17	6.0-6.4	10,215	64,496	59,940	20.86%	289,166	9.81%	15,089	95,104	137,005	47.25%	604,085	28.08%	17
18	6.4-6.8	10,871	72,991	70,811	24.64%	362,157	12.28%	14,573	97,729	151,578	52.28%	701,813	32.63%	18
19	6.8-7.2	11,445	81,493	82,256	28.62%	443,650	15.04%	14,094	100,235	165,672	57.14%	802,049	37.29%	19
20	7.2-7.6	11,764	88,491	94,019	32.72%	532,141	18.04%	13,000	97,683	178,672	61.62%	899,732	41.83%	20
21	7.6-8.0	11,965	94,847	105,984	36.88%	626,988	21.26%	11,994	94,964	190,665	65.76%	994,696	46.24%	21
22	8.0-8.4	12,159	101,262	118,143	41.11%	728,251	24.69%	11,102	92,404	201,768	69.59%	1,087,099	50.54%	22
23	8.4-8.8	11,978	104,596	130,121	45.28%	832,847	28.24%	10,297	89,827	212,064	73.14%	1,176,926	54.72%	23
24	8.8-9.2	11,449	104,611	141,570	49.26%	937,458	31.79%	8,954	81,747	221,019	76.23%	1,258,673	58.52%	24
25	9.2-9.6	11,478	109,521	153,048	53.26%	1,046,979	35.50%	8,062	76,850	229,081	79.01%	1,335,523	62.09%	25
26	9.6-10.0	11,125	110,643	164,173	57.13%	1,157,622	39.25%	7,243	71,962	236,324	81.51%	1,407,485	65.43%	26
27	10.0-10.4	10,364	107,232	174,537	60.74%	1,264,854	42.89%	6,338	65,530	242,663	83.69%	1,473,015	68.48%	27
28	10.4-10.8	9,875	106,164	184,412	64.17%	1,371,019	46.49%	5,583	59,969	248,245	85.62%	1,532,983	71.27%	28
29	10.8-11.2	9,311	103,864	193,723	67.41%	1,474,883	50.01%	4,879	54,384	253,125	87.30%	1,587,367	73.80%	29
30	11.2-12.0	16,412	192,937	210,135	73.12%	1,667,820	56.55%	8,003	93,960	261,127	90.06%	1,681,328	78.16%	30
31	12.0 - 13.0	17,388	219,956	227,523	79.17%	1,887,776	64.01%	7,299	92,235	268,426	92.58%	1,773,563	82.45%	31
32	13.0 - 14.0	13,558	185,186	241,081	83.89%	2,072,962	70.29%	5,396	73,631	273,822	94.44%	1,847,194	85.88%	32
33	14.0 - 15.0	10,526	154,387	251,608	87.55%	2,227,349	75.53%	3,740	54,800	277,562	95.73%	1,901,993	88.42%	33
34	15.0 - 16.0	7,981	125,188	259,589	90.33%	2,352,537	79.77%	2,917	45,700	280,479	96.74%	1,947,693	90.55%	34
35	16.0 - 17.0	5,831	97,342	265,420	92.36%	2,449,879	83.07%	1,995	33,284	282,475	97.42%	1,980,977	92.10%	35
36	17.0 - 18.0	4,558	80,669	269,978	93.95%	2,530,548	85.81%	1,576	27,873	284,051	97.97%	2,008,850	93.39%	36
37	18.0 - 19.0	3,427	64,120	273,405	95.14%	2,594,668	87.98%	1,156	21,607	285,207	98.37%	2,030,457	94.40%	37
38	19.0 - 20.0	2,732	53,872	276,136	96.09%	2,648,540	89.81%	936	18,463	286,142	98.69%	2,048,920	95.25%	38
39	20.0 - 25.0	6,754	150,709	282,890	98.44%	2,799,248	94.92%	2,298	51,211	288,440	99.48%	2,100,132	97.63%	39
40	25.0 - 30.0	2,430	66,715	285,320	99.29%	2,865,963	97.18%	775	21,252	289,215	99.75%	2,121,383	98.62%	40
41	Over 30.0	2,054	83,166	287,374	100.00%	2,949,129	100.00%	730	29,627	289,945	100.00%	2,151,010	100.00%	41

Average Number of Customers:	47,896		Average Number of Customers:	48,324
Average Load:	10.0	kW per bill	Average Load:	7.0	kW per bill
Median Load:	9.3	kW per bill	Median Load:	6.7	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	ECT-1R, ECT-1R w/E-3, ECT-1R w/E-4, ECT-1R w/EPR-2, ECT-1R w/EPR-5
DESCRIPTION:	Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	450	—	450	0.16%	—	0.00%	411	—	411	0.14%	—	0.00%	1
2	1-50	416	10,852	866	0.30%	10,852	0.00%	507	13,109	918	0.32%	13,109	0.00%	2
3	51-100	352	27,037	1,217	0.42%	37,889	0.00%	724	56,127	1,642	0.57%	69,236	0.01%	3
4	101-150	389	49,111	1,607	0.56%	87,000	0.01%	832	105,310	2,473	0.85%	174,546	0.03%	4
5	151-200	408	72,734	2,015	0.70%	159,735	0.02%	886	158,082	3,359	1.16%	332,628	0.06%	5
6	201-250	457	104,385	2,471	0.86%	264,119	0.03%	984	223,859	4,344	1.50%	556,487	0.10%	6
7	251-300	481	133,826	2,953	1.03%	397,946	0.04%	1,286	358,612	5,630	1.94%	915,099	0.16%	7
8	301-350	497	163,434	3,450	1.20%	561,380	0.06%	1,488	490,462	7,117	2.45%	1,405,561	0.25%	8
9	351-400	606	230,301	4,056	1.41%	791,681	0.09%	1,879	713,458	8,997	3.10%	2,119,019	0.38%	9
10	401-450	637	273,505	4,693	1.63%	1,065,186	0.12%	2,250	966,543	11,247	3.88%	3,085,561	0.55%	10
11	451-500	729	350,422	5,422	1.89%	1,415,608	0.16%	2,658	1,275,580	13,905	4.80%	4,361,142	0.78%	11
12	501-550	804	427,296	6,226	2.17%	1,842,904	0.20%	3,037	1,610,983	16,942	5.84%	5,972,125	1.07%	12
13	551-600	948	551,639	7,174	2.50%	2,394,544	0.27%	3,385	1,967,196	20,327	7.01%	7,939,321	1.42%	13
14	601-650	1,097	694,726	8,271	2.88%	3,089,270	0.34%	3,906	2,467,237	24,233	8.36%	10,406,558	1.86%	14
15	651-700	1,202	821,901	9,474	3.30%	3,911,171	0.43%	4,073	2,777,138	28,306	9.76%	13,183,695	2.36%	15
16	701-750	1,273	933,307	10,747	3.74%	4,844,477	0.54%	4,492	3,289,248	32,798	11.31%	16,472,943	2.94%	16
17	751-800	1,391	1,089,563	12,137	4.22%	5,934,040	0.66%	4,806	3,762,591	37,604	12.97%	20,235,534	3.62%	17
18	801-850	1,511	1,260,031	13,649	4.75%	7,194,071	0.80%	5,108	4,253,406	42,712	14.73%	24,488,940	4.38%	18
19	851-900	1,709	1,512,127	15,357	5.34%	8,706,198	0.97%	5,392	4,763,466	48,103	16.59%	29,252,406	5.23%	19
20	901-950	1,871	1,750,165	17,228	6.00%	10,456,363	1.16%	5,699	5,321,829	53,802	18.56%	34,574,235	6.18%	20
21	951-1,000	1,917	1,889,577	19,145	6.66%	12,345,940	1.37%	5,825	5,731,896	59,627	20.56%	40,306,132	7.20%	21
22	1,001-1,100	4,345	4,614,099	23,490	8.17%	16,960,039	1.89%	12,174	12,909,236	71,801	24.76%	53,215,368	9.51%	22
23	1,101-1,200	4,822	5,608,198	28,312	9.85%	22,568,237	2.51%	13,042	15,139,778	84,843	29.26%	68,355,146	12.21%	23
24	1,201-1,300	5,385	6,808,013	33,697	11.73%	29,376,250	3.27%	13,474	16,994,371	98,317	33.91%	85,349,516	15.25%	24
25	1,301-1,400	5,837	7,965,706	39,534	13.76%	37,341,955	4.15%	13,397	18,251,731	111,714	38.53%	103,601,247	18.51%	25
26	1,401-1,500	6,226	9,126,879	45,760	15.92%	46,468,834	5.17%	13,477	19,721,973	125,191	43.18%	123,323,220	22.03%	26
27	1,501-1,600	6,725	10,536,782	52,485	18.26%	57,005,616	6.34%	13,369	20,905,094	138,559	47.79%	144,228,314	25.77%	27
28	1,601-1,700	7,090	11,824,236	59,575	20.73%	68,829,852	7.65%	12,554	20,895,098	151,113	52.12%	165,123,411	29.50%	28
29	1,701-1,800	7,333	12,970,764	66,908	23.28%	81,800,616	9.09%	11,892	20,997,201	163,006	56.22%	186,120,612	33.25%	29
30	1,801-1,900	7,555	14,130,540	74,464	25.91%	95,931,156	10.67%	11,328	21,142,913	174,334	60.13%	207,263,525	37.03%	30
31	1,901-2,000	7,847	15,469,822	82,311	28.64%	111,400,978	12.38%	10,537	20,730,912	184,871	63.76%	227,994,437	40.73%	31
32	2,001-2,250	20,027	43,017,523	102,338	35.61%	154,418,501	17.17%	23,033	49,274,243	207,904	71.70%	277,268,680	49.53%	32
33	2,251-2,500	20,191	48,452,810	122,529	42.64%	202,871,311	22.55%	18,378	43,943,867	226,282	78.04%	321,212,547	57.39%	33
34	2,501-3,000	38,471	106,777,744	161,000	56.02%	309,649,055	34.42%	24,390	67,106,306	250,672	86.46%	388,318,852	69.37%	34
35	3,001-4,000	59,999	209,684,974	220,999	76.90%	519,334,028	57.74%	23,066	79,518,586	273,738	94.41%	467,837,438	83.58%	35
36	4,001-5,000	32,873	147,467,272	253,871	88.34%	666,801,301	74.13%	8,430	37,678,779	282,168	97.32%	505,516,217	90.31%	36
37	5,001-10,000	30,914	197,218,273	284,785	99.10%	864,019,573	96.06%	7,160	45,711,359	289,328	99.79%	551,227,576	98.48%	37
38	10,001-20,000	2,415	30,421,028	287,200	99.94%	894,440,601	99.44%	571	7,228,346	289,899	99.98%	558,455,922	99.77%	38
39	over 20,000	174	5,052,496	287,374	100.00%	899,493,097	100.00%	46	1,291,232	289,945	100.00%	559,747,154	100.00%	39

Average Number of Customers:	47,896		Average Number of Customers:	48,324
Average Consumption:	3,130	kWh per bill	Average Consumption:	1,931	kWh per bill
Median Consumption:	2,770	kWh per bill	Median Consumption:	1,650	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	ECT-2, ECT-2 w/E-3, ECT-2 w/E-4, ECT-2 w/EPR-2, ECT-2 w/EPR-5
DESCRIPTION:	Residential Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	263	—	263	0.59%	—	0.00%	233	—	233	0.58%	—	0.00%	1
2	0-0.4	119	31	382	0.86%	31	0.01%	180	50	413	1.03%	50	0.02%	2
3	0.4-0.8	120	82	501	1.12%	113	0.03%	271	188	684	1.71%	238	0.09%	3
4	0.8-1.2	144	161	645	1.45%	274	0.07%	385	430	1,069	2.67%	667	0.26%	4
5	1.2-1.6	193	295	838	1.88%	569	0.14%	631	962	1,700	4.25%	1,629	0.64%	5
6	1.6-2.0	256	497	1,094	2.45%	1,066	0.26%	867	1,684	2,567	6.42%	3,313	1.30%	6
7	2.0-2.4	303	713	1,397	3.13%	1,779	0.43%	1,209	2,846	3,776	9.45%	6,159	2.42%	7
8	2.4-2.8	388	1,080	1,785	4.00%	2,859	0.68%	1,480	4,094	5,256	13.15%	10,253	4.03%	8
9	2.8-3.2	571	1,826	2,356	5.28%	4,684	1.12%	1,837	5,851	7,093	17.75%	16,104	6.32%	9
10	3.2-3.6	684	2,474	3,041	6.82%	7,158	1.71%	1,934	6,956	9,028	22.59%	23,060	9.05%	10
11	3.6-4.0	897	3,606	3,938	8.83%	10,764	2.58%	2,123	8,522	11,151	27.90%	31,582	12.40%	11
12	4.0-4.4	1,089	4,840	5,027	11.27%	15,605	3.73%	2,390	10,591	13,540	33.88%	42,173	16.56%	12
13	4.4-4.8	1,242	6,032	6,269	14.06%	21,636	5.18%	2,374	11,512	15,915	39.82%	53,684	21.08%	13
14	4.8-5.2	1,380	7,278	7,649	17.15%	28,915	6.92%	2,336	12,284	18,251	45.67%	65,969	25.90%	14
15	5.2-5.6	1,550	8,820	9,199	20.63%	37,735	9.03%	2,253	12,807	20,503	51.30%	78,775	30.93%	15
16	5.6-6.0	1,731	10,563	10,931	24.51%	48,298	11.56%	2,089	12,732	22,593	56.53%	91,507	35.93%	16
17	6.0-6.4	1,877	12,244	12,808	28.72%	60,541	14.49%	2,017	13,132	24,609	61.58%	104,639	41.09%	17
18	6.4-6.8	1,903	13,209	14,710	32.99%	73,751	17.65%	1,915	13,268	26,524	66.37%	117,907	46.30%	18
19	6.8-7.2	1,922	14,138	16,632	37.30%	87,888	21.03%	1,741	12,801	28,266	70.73%	130,708	51.32%	19
20	7.2-7.6	1,967	15,289	18,599	41.71%	103,177	24.69%	1,570	12,175	29,835	74.65%	142,883	56.10%	20
21	7.6-8.0	1,953	15,987	20,552	46.09%	119,164	28.51%	1,403	11,472	31,238	78.16%	154,355	60.61%	21
22	8.0-8.4	1,980	17,040	22,532	50.53%	136,203	32.59%	1,213	10,426	32,450	81.20%	164,781	64.70%	22
23	8.4-8.8	1,868	16,863	24,401	54.72%	153,066	36.62%	1,034	9,325	33,484	83.79%	174,105	68.36%	23
24	8.8-9.2	1,840	17,363	26,240	58.84%	170,430	40.78%	906	8,534	34,390	86.05%	182,640	71.71%	24
25	9.2-9.6	1,691	16,662	27,931	62.63%	187,091	44.76%	812	7,996	35,202	88.08%	190,635	74.85%	25
26	9.6-10.0	1,613	16,573	29,544	66.25%	203,664	48.73%	673	6,910	35,875	89.77%	197,545	77.57%	26
27	10.0-10.4	1,525	16,306	31,069	69.67%	219,970	52.63%	594	6,338	36,469	91.25%	203,883	80.06%	27
28	10.4-10.8	1,455	16,162	32,525	72.93%	236,132	56.50%	480	5,324	36,949	92.46%	209,207	82.15%	28
29	10.8-11.2	1,328	15,306	33,852	75.91%	251,438	60.16%	389	4,484	37,338	93.43%	213,691	83.91%	29
30	11.2-12.0	2,277	27,637	36,129	81.02%	279,076	66.77%	635	7,700	37,973	95.02%	221,391	86.93%	30
31	12.0-13.0	2,219	28,996	38,348	85.99%	308,071	73.71%	506	6,591	38,479	96.28%	227,983	89.52%	31
32	13.0-14.0	1,673	23,612	40,021	89.74%	331,683	79.36%	388	5,461	38,866	97.25%	233,444	91.66%	32
33	14.0-15.0	1,229	18,617	41,250	92.50%	350,300	83.81%	303	4,588	39,170	98.01%	238,031	93.46%	33
34	15.0-16.0	862	13,961	42,111	94.43%	364,260	87.15%	181	2,940	39,351	98.47%	240,972	94.62%	34
35	16.0-17.0	639	11,021	42,751	95.86%	375,282	89.79%	131	2,267	39,482	98.79%	243,238	95.51%	35
36	17.0-18.0	424	7,751	43,174	96.81%	383,033	91.65%	99	1,800	39,581	99.04%	245,038	96.21%	36
37	18.0-19.0	289	5,576	43,463	97.46%	388,609	92.98%	61	1,181	39,643	99.20%	246,219	96.68%	37
38	19.0-20.0	235	4,786	43,698	97.99%	393,395	94.13%	65	1,335	39,708	99.36%	247,555	97.20%	38
39	20.0-25.0	554	12,713	44,252	99.23%	406,108	97.17%	141	3,254	39,849	99.71%	250,809	98.48%	39
40	25.0-30.0	177	5,022	44,429	99.63%	411,130	98.37%	61	1,751	39,910	99.87%	252,560	99.17%	40
41	Over 30.0	166	6,820	44,595	100.00%	417,949	100.00%	54	2,119	39,964	100.00%	254,679	100.00%	41

Average Number of Customers:	7,433		Average Number of Customers:	6,661
Average Load:	9.0	kW per bill	Average Load:	6.0	kW per bill
Median Load:	8.4	kW per bill	Median Load:	5.6	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	ECT-2, ECT-2 w/E-3, ECT-2 w/E-4, ECT-2 w/EPR-2, ECT-2 w/EPR-5
DESCRIPTION:	Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	222	—	222	0.50%	—	0.00%	189	—	189	0.47%	—	0.00%	1
2	1-50	120	2,981	342	0.77%	2,981	0.00%	180	4,882	369	0.92%	4,882	0.01%	2
3	51-100	123	9,671	465	1.04%	12,652	0.01%	192	15,074	561	1.40%	19,956	0.03%	3
4	101-150	95	12,177	560	1.26%	24,830	0.02%	220	28,772	781	1.95%	48,727	0.07%	4
5	151-200	104	19,149	664	1.49%	43,978	0.03%	208	38,133	989	2.48%	86,861	0.13%	5
6	201-250	129	30,255	794	1.78%	74,234	0.06%	256	60,643	1,245	3.12%	147,503	0.22%	6
7	251-300	115	33,204	909	2.04%	107,438	0.08%	315	90,330	1,560	3.90%	237,834	0.35%	7
8	301-350	125	42,558	1,033	2.32%	149,996	0.11%	331	112,394	1,891	4.73%	350,228	0.51%	8
9	351-400	165	64,559	1,198	2.69%	214,555	0.16%	351	137,506	2,242	5.61%	487,734	0.71%	9
10	401-450	174	77,658	1,372	3.08%	292,213	0.22%	459	203,991	2,701	6.76%	691,725	1.01%	10
11	451-500	183	91,136	1,555	3.49%	383,349	0.29%	510	253,554	3,212	8.04%	945,278	1.38%	11
12	501-550	191	104,469	1,746	3.92%	487,818	0.37%	558	306,025	3,770	9.43%	1,251,303	1.83%	12
13	551-600	205	122,828	1,951	4.38%	610,647	0.46%	661	397,086	4,431	11.09%	1,648,389	2.41%	13
14	601-650	233	152,205	2,184	4.90%	762,851	0.58%	729	475,838	5,160	12.91%	2,124,228	3.11%	14
15	651-700	246	173,858	2,430	5.45%	936,709	0.71%	747	525,977	5,908	14.78%	2,650,205	3.88%	15
16	701-750	254	192,668	2,684	6.02%	1,129,378	0.86%	855	646,825	6,763	16.92%	3,297,030	4.83%	16
17	751-800	295	238,942	2,980	6.68%	1,368,320	1.04%	882	712,685	7,645	19.13%	4,009,715	5.87%	17
18	801-850	321	276,615	3,301	7.40%	1,644,936	1.25%	905	778,359	8,550	21.39%	4,788,074	7.01%	18
19	851-900	308	281,379	3,608	8.09%	1,926,315	1.46%	939	857,155	9,489	23.74%	5,645,229	8.27%	19
20	901-950	333	321,248	3,941	8.84%	2,247,563	1.70%	993	957,561	10,482	26.23%	6,602,791	9.67%	20
21	951-1,000	373	379,757	4,314	9.67%	2,627,320	1.99%	1,002	1,018,191	11,484	28.74%	7,620,982	11.16%	21
22	1,001-1,100	784	860,078	5,097	11.43%	3,487,397	2.65%	1,951	2,136,324	13,435	33.62%	9,757,306	14.29%	22
23	1,101-1,200	827	994,150	5,925	13.29%	4,481,547	3.40%	2,036	2,440,172	15,471	38.71%	12,197,477	17.87%	23
24	1,201-1,300	904	1,182,067	6,828	15.31%	5,663,614	4.30%	1,979	2,578,365	17,449	43.66%	14,775,842	21.64%	24
25	1,301-1,400	951	1,340,263	7,779	17.44%	7,003,878	5.31%	1,854	2,608,293	19,303	48.30%	17,384,135	25.46%	25
26	1,401-1,500	978	1,482,192	8,757	19.64%	8,486,070	6.44%	1,844	2,787,634	21,147	52.92%	20,171,768	29.55%	26
27	1,501-1,600	1,116	1,806,547	9,874	22.14%	10,292,618	7.81%	1,762	2,844,469	22,909	57.32%	23,016,238	33.71%	27
28	1,601-1,700	1,140	1,963,492	11,014	24.70%	12,256,109	9.30%	1,652	2,839,940	24,561	61.46%	25,856,178	37.87%	28
29	1,701-1,800	1,187	2,168,857	12,202	27.36%	14,424,967	10.94%	1,542	2,811,908	26,103	65.32%	28,668,086	41.99%	29
30	1,801-1,900	1,136	2,194,144	13,337	29.91%	16,619,111	12.61%	1,474	2,841,814	27,577	69.01%	31,509,899	46.15%	30
31	1,901-2,000	1,191	2,426,968	14,529	32.58%	19,046,079	14.45%	1,330	2,703,264	28,907	72.33%	34,213,163	50.11%	31
32	2,001-2,250	3,219	7,138,120	17,748	39.80%	26,184,200	19.86%	2,805	6,194,121	31,712	79.35%	40,407,284	59.19%	32
33	2,251-2,500	3,139	7,777,268	20,886	46.84%	33,961,467	25.76%	2,144	5,290,379	33,856	84.72%	45,697,663	66.93%	33
34	2,501-3,000	6,183	17,723,796	27,070	60.70%	51,685,264	39.21%	2,663	7,557,884	36,518	91.38%	53,255,547	78.00%	34
35	3,001-4,000	9,084	32,782,110	36,154	81.07%	84,467,374	64.07%	2,180	7,741,878	38,698	96.83%	60,997,425	89.34%	35
36	4,001-5,000	4,665	21,581,576	40,819	91.53%	106,048,950	80.45%	700	3,230,140	39,399	98.59%	64,227,566	94.08%	36
37	5,001-10,000	3,596	23,153,565	44,415	99.60%	129,202,515	98.01%	521	3,428,311	39,920	99.89%	67,655,877	99.10%	37
38	10,001-20,000	171	2,288,367	44,585	99.98%	131,490,882	99.74%	38	485,869	39,958	99.99%	68,141,745	99.81%	38
39	over 20,000	10	336,268	44,595	100.00%	131,827,150	100.00%	6	130,321	39,964	100.00%	68,272,066	100.00%	39

Average Number of Customers:	7,433		Average Number of Customers:	6,661
Average Consumption:	2,956	kWh per bill	Average Consumption:	1,708	kWh per bill
Median Consumption:	2,610	kWh per bill	Median Consumption:	1,437	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	ET-1, ET-1 w/E-3, ET-1 w/E-4, ET-1 w/EPR-2, ET-1 w/EPR-5
DESCRIPTION:	Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	7,689	—	7,689	0.36%	—	0.00%	6,607	—	6,607	0.31%	—	0.00%	1
2	1-50	12,304	250,211	19,993	0.95%	250,211	0.01%	13,810	325,984	20,417	0.96%	325,984	0.01%	2
3	51-100	9,158	719,311	29,151	1.38%	969,522	0.02%	15,797	1,228,801	36,214	1.70%	1,554,786	0.06%	3
4	101-150	10,385	1,333,314	39,536	1.87%	2,302,836	0.06%	18,390	2,350,861	54,604	2.56%	3,905,647	0.16%	4
5	151-200	10,353	1,855,445	49,889	2.36%	4,158,281	0.10%	20,796	3,727,100	75,399	3.54%	7,632,746	0.32%	5
6	201-250	10,471	2,417,876	60,360	2.86%	6,576,157	0.16%	26,975	6,220,718	102,375	4.81%	13,853,464	0.58%	6
7	251-300	11,623	3,281,902	71,983	3.41%	9,858,059	0.24%	35,073	9,856,352	137,448	6.46%	23,709,816	0.99%	7
8	301-350	13,329	4,443,639	85,312	4.04%	14,301,698	0.35%	44,697	14,832,476	182,145	8.55%	38,542,292	1.61%	8
9	351-400	15,392	5,921,011	100,704	4.77%	20,222,708	0.50%	53,818	20,581,498	235,963	11.08%	59,123,790	2.46%	9
10	401-450	17,814	7,760,938	118,518	5.61%	27,983,646	0.69%	61,347	26,557,045	297,309	13.96%	85,680,835	3.57%	10
11	451-500	19,976	9,726,467	138,495	6.56%	37,710,113	0.93%	67,543	32,669,604	364,852	17.14%	118,350,440	4.93%	11
12	501-550	22,402	12,053,403	160,897	7.62%	49,763,517	1.23%	71,704	38,320,371	436,557	20.50%	156,670,810	6.53%	12
13	551-600	24,826	14,624,511	185,722	8.79%	64,388,028	1.59%	75,311	44,072,890	511,868	24.04%	200,743,700	8.36%	13
14	601-650	27,245	17,443,244	212,968	10.08%	81,831,272	2.02%	76,991	48,957,390	588,859	27.66%	249,701,090	10.40%	14
15	651-700	29,446	20,358,405	242,414	11.48%	102,189,677	2.52%	78,062	53,606,410	666,921	31.32%	303,307,500	12.64%	15
16	701-750	31,437	23,332,877	273,850	12.97%	125,522,555	3.10%	77,475	57,132,275	744,396	34.96%	360,439,775	15.02%	16
17	751-800	33,632	26,682,746	307,483	14.56%	152,205,301	3.76%	77,131	60,796,869	821,527	38.58%	421,236,644	17.55%	17
18	801-850	34,687	29,290,741	342,169	16.20%	181,496,042	4.48%	75,965	63,738,624	897,492	42.15%	484,975,268	20.20%	18
19	851-900	36,429	32,625,627	378,598	17.93%	214,121,669	5.29%	74,115	65,948,043	971,607	45.63%	550,923,311	22.95%	19
20	901-950	37,733	35,721,341	416,332	19.71%	249,843,010	6.17%	72,877	68,545,835	1,044,484	49.05%	619,469,146	25.81%	20
21	951-1,000	39,256	39,169,378	455,588	21.57%	289,012,388	7.14%	69,706	69,101,395	1,114,190	52.33%	688,570,541	28.69%	21
22	1,001-1,100	81,592	87,698,464	537,180	25.43%	376,710,852	9.31%	132,465	141,363,247	1,246,655	58.55%	829,933,788	34.57%	22
23	1,101-1,200	84,554	99,521,068	621,734	29.44%	476,231,921	11.76%	120,602	140,941,352	1,367,257	64.21%	970,875,140	40.45%	23
24	1,201-1,300	86,722	110,932,036	708,455	33.54%	587,163,957	14.51%	108,065	137,255,961	1,475,322	69.29%	1,108,131,101	46.16%	24
25	1,301-1,400	87,712	121,152,919	796,168	37.70%	708,316,876	17.50%	95,785	131,391,066	1,571,107	73.79%	1,239,522,167	51.64%	25
26	1,401-1,500	87,206	129,354,427	883,374	41.83%	837,671,303	20.69%	83,913	123,611,934	1,655,020	77.73%	1,363,134,101	56.79%	26
27	1,501-1,600	86,733	137,524,606	970,107	45.93%	975,195,909	24.09%	72,740	114,554,516	1,727,760	81.14%	1,477,688,617	61.56%	27
28	1,601-1,700	85,212	143,825,323	1,055,319	49.97%	1,119,021,232	27.64%	62,311	104,452,074	1,790,071	84.07%	1,582,140,691	65.91%	28
29	1,701-1,800	82,336	147,383,062	1,137,655	53.87%	1,266,404,294	31.28%	52,598	93,513,506	1,842,669	86.54%	1,675,654,197	69.81%	29
30	1,801-1,900	79,539	150,510,878	1,217,193	57.63%	1,416,915,172	35.00%	44,948	84,490,388	1,887,618	88.65%	1,760,144,585	73.33%	30
31	1,901-2,000	76,352	152,275,691	1,293,545	61.25%	1,569,190,863	38.76%	37,975	75,240,017	1,925,593	90.43%	1,835,384,601	76.46%	31
32	2,001-2,250	172,059	373,435,786	1,465,605	69.39%	1,942,626,649	47.99%	69,624	149,746,198	1,995,216	93.70%	1,985,130,799	82.70%	32
33	2,251-2,500	144,794	351,244,740	1,610,399	76.25%	2,293,871,389	56.67%	44,987	108,212,716	2,040,203	95.82%	2,093,343,515	87.21%	33
34	2,501-3,000	211,726	591,518,614	1,822,125	86.27%	2,885,390,003	71.28%	46,815	129,191,398	2,087,018	98.02%	2,222,534,913	92.59%	34
35	3,001-4,000	200,272	697,904,111	2,022,397	95.76%	3,583,294,115	88.52%	29,767	102,210,876	2,116,785	99.41%	2,324,745,789	96.85%	35
36	4,001-5,000	59,402	267,212,713	2,081,799	98.57%	3,850,506,827	95.12%	7,410	33,190,739	2,124,195	99.76%	2,357,936,528	98.23%	36
37	5,001-10,000	28,996	179,765,010	2,110,795	99.94%	4,030,271,837	99.56%	4,815	30,523,942	2,129,010	99.99%	2,388,460,470	99.50%	37
38	10,001-20,000	1,154	14,414,064	2,111,949	100.00%	4,044,685,901	99.92%	234	3,002,490	2,129,245	100.00%	2,391,462,961	99.63%	38
39	over 20,000	95	3,283,015	2,112,044	100.00%	4,047,968,916	100.00%	30	8,953,626	2,129,275	100.00%	2,400,416,587	100.00%	39

Average Number of Customers:	352,007		Average Number of Customers:	354,879
Average Consumption:	1,917	kWh per bill	Average Consumption:	1,127	kWh per bill
Median Consumption:	1,702	kWh per bill	Median Consumption:	961	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	ET-2, ET-2 w/E-3, ET-2 w/E-4, ET-2 w/EPR-2, ET-2 w/EPR-5
DESCRIPTION:	Residential Electric Rate Applicable in All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	924	—	924	0.47%	—	0.00%	1,011	—	1,011	0.62%	—	0.00%	1
2	1-50	1,068	28,143	1,992	1.02%	28,143	0.01%	1,493	39,574	2,504	1.54%	39,574	0.02%	2
3	51-100	993	80,192	2,985	1.53%	108,335	0.03%	1,622	130,717	4,125	2.54%	170,291	0.10%	3
4	101-150	1,155	153,447	4,140	2.12%	261,782	0.07%	1,848	246,035	5,974	3.68%	416,326	0.24%	4
5	151-200	1,141	212,029	5,282	2.70%	473,811	0.13%	2,084	388,424	8,058	4.96%	804,750	0.47%	5
6	201-250	1,219	291,607	6,501	3.33%	765,418	0.21%	2,317	553,377	10,375	6.39%	1,358,127	0.79%	6
7	251-300	1,336	390,155	7,836	4.01%	1,155,573	0.32%	3,014	882,049	13,388	8.24%	2,240,176	1.31%	7
8	301-350	1,486	512,267	9,322	4.77%	1,667,841	0.46%	3,781	1,304,683	17,169	10.57%	3,544,859	2.07%	8
9	351-400	1,707	680,537	11,029	5.64%	2,348,378	0.64%	4,532	1,805,347	21,701	13.36%	5,350,205	3.13%	9
10	401-450	1,886	851,920	12,915	6.61%	3,200,298	0.88%	5,230	2,357,978	26,932	16.58%	7,708,184	4.50%	10
11	451-500	2,021	1,016,968	14,936	7.64%	4,217,266	1.16%	5,724	2,883,353	32,656	20.11%	10,591,536	6.19%	11
12	501-550	2,299	1,279,399	17,235	8.82%	5,496,665	1.51%	6,071	3,377,722	38,727	23.84%	13,969,258	8.16%	12
13	551-600	2,551	1,554,789	19,786	10.12%	7,051,455	1.93%	6,336	3,859,595	45,063	27.74%	17,828,853	10.42%	13
14	601-650	2,847	1,887,189	22,633	11.58%	8,938,643	2.45%	6,644	4,397,716	51,707	31.83%	22,226,569	12.99%	14
15	651-700	3,027	2,166,639	25,660	13.13%	11,105,282	3.05%	6,412	4,584,417	58,119	35.78%	26,810,986	15.67%	15
16	701-750	3,224	2,478,130	28,884	14.78%	13,583,412	3.72%	6,611	5,075,397	64,730	39.85%	31,886,383	18.63%	16
17	751-800	3,314	2,719,756	32,198	16.47%	16,303,168	4.47%	6,558	5,381,733	71,288	43.89%	37,268,116	21.78%	17
18	801-850	3,493	3,052,041	35,691	18.26%	19,355,209	5.31%	6,243	5,453,794	77,531	47.73%	42,721,909	24.97%	18
19	851-900	3,624	3,359,477	39,315	20.12%	22,714,686	6.23%	6,139	5,685,691	83,670	51.51%	48,407,600	28.29%	19
20	901-950	3,745	3,671,620	43,060	22.03%	26,386,306	7.24%	5,988	5,865,155	89,658	55.20%	54,272,755	31.72%	20
21	951-1,000	3,861	3,986,944	46,921	24.01%	30,373,250	8.33%	5,573	5,751,812	95,231	58.63%	60,024,566	35.08%	21
22	1,001-1,100	8,132	9,052,061	55,052	28.17%	39,425,311	10.81%	10,261	11,396,694	105,492	64.95%	71,421,260	41.74%	22
23	1,101-1,200	8,437	10,275,886	63,489	32.48%	49,701,197	13.63%	9,163	11,146,773	114,655	70.59%	82,568,034	48.25%	23
24	1,201-1,300	8,534	11,301,527	72,023	36.85%	61,002,724	16.73%	7,781	10,287,223	122,436	75.38%	92,855,256	54.26%	24
25	1,301-1,400	8,472	12,115,222	80,495	41.19%	73,117,946	20.05%	6,714	9,584,319	129,150	79.51%	102,439,575	59.86%	25
26	1,401-1,500	8,243	12,655,625	88,738	45.40%	85,773,571	23.52%	5,633	8,635,568	134,783	82.98%	111,075,144	64.91%	26
27	1,501-1,600	8,241	13,526,193	96,979	49.62%	99,299,764	27.23%	4,807	7,880,681	139,590	85.94%	118,955,825	69.52%	27
28	1,601-1,700	7,982	13,943,165	104,961	53.70%	113,242,929	31.05%	4,023	7,019,306	143,614	88.42%	125,975,131	73.62%	28
29	1,701-1,800	7,510	13,914,521	112,470	57.55%	127,157,450	34.87%	3,314	6,132,218	146,928	90.46%	132,107,349	77.20%	29
30	1,801-1,900	7,237	14,182,949	119,707	61.25%	141,340,399	38.76%	2,803	5,486,319	149,731	92.18%	137,593,669	80.41%	30
31	1,901-2,000	6,974	14,397,975	126,682	64.82%	155,738,375	42.70%	2,275	4,693,491	152,006	93.58%	142,287,160	83.15%	31
32	2,001-2,250	15,574	35,009,634	142,256	72.79%	190,748,009	52.30%	3,864	8,644,769	155,870	95.96%	150,931,929	88.20%	32
33	2,251-2,500	12,873	32,312,474	155,129	79.37%	223,060,482	61.16%	2,386	5,967,588	158,255	97.43%	156,899,518	91.69%	33
34	2,501-3,000	18,235	52,690,677	173,363	88.70%	275,751,159	75.61%	2,407	6,913,385	160,663	98.91%	163,812,903	95.73%	34
35	3,001-4,000	16,213	58,348,232	189,576	97.00%	334,099,391	91.61%	1,272	4,537,736	161,935	99.70%	168,350,639	98.38%	35
36	4,001-5,000	4,212	19,570,301	193,788	99.15%	353,669,692	96.98%	320	1,498,795	162,255	99.89%	169,849,434	99.26%	36
37	5,001-10,000	1,612	10,127,873	195,400	99.98%	363,797,565	99.76%	161	1,036,134	162,417	99.99%	170,885,568	99.86%	37
38	10,001-20,000	33	467,634	195,434	100.00%	364,265,199	99.88%	7	95,000	162,423	100.00%	170,980,568	99.92%	38
39	over 20,000	8	424,532	195,442	100.00%	364,689,731	100.00%	3	139,691	162,426	100.00%	171,120,259	100.00%	39

Average Number of Customers:	32,574		Average Number of Customers:	27,071
Average Consumption:	1,866	kWh per bill	Average Consumption:	1,054	kWh per bill
Median Consumption:	1,607	kWh per bill	Median Consumption:	879	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE: DESCRIPTION:		E-20 General Service Electric Rate Applicable To All Territory Served By Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	4	—	4	0.20%	—	0.00%	4	—	4	0.20%	—	0.00%	1
2	1-10	69	478	73	3.73%	478	0.36%	146	1,020	150	7.52%	1,020	1.07%	2
3	11-20	156	2,453	229	11.70%	2,931	2.19%	365	5,569	515	25.85%	6,589	6.92%	3
4	21-30	273	6,791	502	25.60%	9,722	7.27%	343	8,445	858	43.06%	15,033	15.78%	4
5	31-40	254	8,822	756	38.53%	18,544	13.87%	276	9,675	1,133	56.89%	24,708	25.94%	5
6	41-50	183	8,192	939	47.88%	26,737	20.00%	225	10,070	1,359	68.20%	34,778	36.51%	6
7	51-60	149	8,291	1,088	55.49%	35,028	26.20%	175	9,529	1,533	76.98%	44,308	46.51%	7
8	61-70	161	10,503	1,250	63.72%	45,530	34.06%	104	6,670	1,637	82.18%	50,977	53.51%	8
9	71-80	151	11,302	1,401	71.44%	56,833	42.52%	72	5,375	1,709	85.82%	56,353	59.16%	9
10	81-90	123	10,455	1,524	77.72%	67,287	50.34%	57	4,841	1,767	88.69%	61,193	64.24%	10
11	91-100	89	8,463	1,613	82.27%	75,751	56.67%	44	4,177	1,811	90.91%	65,371	68.62%	11
12	101-200	267	35,723	1,880	95.86%	111,474	83.39%	145	19,660	1,956	98.18%	85,031	89.26%	12
13	201-300	56	13,120	1,936	98.72%	124,594	93.21%	22	5,377	1,978	99.29%	90,408	94.91%	13
14	301-400	21	7,197	1,957	99.80%	131,791	98.59%	13	4,294	1,991	99.95%	94,703	99.42%	14
15	401-500	3	1,229	1,960	99.95%	133,019	99.51%	—	—	1,991	99.95%	94,703	99.42%	15
16	501-600	—	—	1,960	99.95%	133,019	99.51%	1	557	1,992	100.00%	95,259	100.00%	16
17	601-700	1	658	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	17
18	701-800	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	18
19	801-900	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	19
20	901-1000	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	20
21	1001-1100	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	21
22	1101-1200	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	22
23	1201-1300	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	23
24	1301-1400	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	24
25	1401-1500	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	25
26	1501-1600	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	26
27	1601-1700	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	27
28	1701-1800	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	28
29	1801-1900	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	29
30	1901-2000	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	30
31	2001-2100	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	31
32	2101-2200	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	32
33	2201-2300	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	33
34	2301-2400	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	34
35	2401-2500	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	35
36	2501-2600	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	36
37	2601-2700	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	37
38	2701-2800	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	38
39	2801-2900	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	39
40	2901-3000	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	40
41	Over 3000	—	—	1,961	100.00%	133,677	100.00%	—	—	1,992	100.00%	95,259	100.00%	41

		Average Number of Customers:		327				Average Number of Customers:		332
		Average Load:		68	kW per bill			Average Load:		48	kW per bill
		Median Load:		54	kW per bill			Median Load:		35	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE: DESCRIPTION:		E-20 General Service Electric Rate Applicable To All Territory Served By Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		CONSUMPTION		OF		BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	6	118	6	0.31%	118	0.00%	5	340	5	0.25%	340	0.00%	2
3	101-200	2	260	8	0.41%	378	0.00%	4	578	9	0.45%	917	0.01%	3
4	201-300	5	1,279	13	0.66%	1,657	0.01%	8	1,983	17	0.86%	2,901	0.02%	4
5	301-400	4	1,435	17	0.87%	3,092	0.01%	15	5,397	32	1.62%	8,298	0.06%	5
6	401-500	3	1,349	20	1.02%	4,442	0.02%	11	4,952	43	2.17%	13,250	0.09%	6
7	501-750	38	24,104	58	2.96%	28,546	0.12%	85	54,499	129	6.46%	67,750	0.48%	7
8	751-1,000	24	21,432	82	4.19%	49,978	0.22%	102	87,710	230	11.56%	155,459	1.10%	8
9	1,001-1,500	75	96,249	157	8.02%	146,226	0.63%	133	166,073	363	18.22%	321,532	2.27%	9
10	1,501-2,000	93	164,306	251	12.77%	310,532	1.34%	161	283,258	524	26.30%	604,790	4.27%	10
11	2,001-3,000	190	471,434	441	22.48%	781,966	3.38%	275	676,691	798	40.08%	1,281,481	9.04%	11
12	3,001-4,000	179	615,376	620	31.63%	1,397,343	6.04%	183	639,353	981	49.27%	1,920,834	13.55%	12
13	4,001-5,000	133	594,561	754	38.43%	1,991,903	8.62%	174	784,632	1,155	58.00%	2,705,466	19.08%	13
14	5,001-7,500	285	1,738,142	1,038	52.94%	3,730,045	16.13%	310	1,903,763	1,465	73.55%	4,609,229	32.51%	14
15	7,501-10,000	220	1,919,639	1,259	64.18%	5,649,684	24.44%	150	1,302,932	1,615	81.07%	5,912,162	41.70%	15
16	10,001-15,000	260	3,149,762	1,518	77.41%	8,799,446	38.06%	157	1,859,997	1,772	88.94%	7,772,158	54.82%	16
17	15,001-20,000	140	2,396,850	1,658	84.57%	11,196,297	48.43%	74	1,311,014	1,846	92.68%	9,083,172	64.06%	17
18	20,001-25,000	82	1,808,083	1,741	88.76%	13,004,380	56.25%	32	714,003	1,878	94.30%	9,797,175	69.10%	18
19	25,001-30,000	48	1,319,435	1,789	91.21%	14,323,815	61.96%	34	923,962	1,913	96.01%	10,721,137	75.62%	19
20	30,001-35,000	38	1,232,639	1,827	93.15%	15,556,455	67.29%	25	800,834	1,938	97.27%	11,521,971	81.27%	20
21	35,001-40,000	33	1,229,847	1,860	94.84%	16,786,301	72.61%	20	744,083	1,958	98.28%	12,266,054	86.51%	21
22	40,001-50,000	32	1,425,757	1,892	96.47%	18,212,058	78.78%	18	793,655	1,976	99.19%	13,059,709	92.11%	22
23	50,001-75,000	46	2,742,161	1,938	98.82%	20,954,219	90.64%	12	770,072	1,988	99.80%	13,829,782	97.54%	23
24	75,001-100,000	17	1,414,189	1,955	99.69%	22,368,408	96.76%	3	245,615	1,991	99.95%	14,075,396	99.28%	24
25	100,001-125,000	4	454,883	1,959	99.90%	22,823,291	98.73%	1	102,754	1,992	100.00%	14,178,150	100.00%	25
26	125,001-150,000	1	135,220	1,960	99.95%	22,958,512	99.31%	—	—	1,992	100.00%	14,178,150	100.00%	26
27	150,001-200,000	1	159,392	1,961	100.00%	23,117,904	100.00%	—	—	1,992	100.00%	14,178,150	100.00%	27
28	200,001-300,000	—	—	1,961	100.00%	23,117,904	100.00%	—	—	1,992	100.00%	14,178,150	100.00%	28
29	300,001-400,000	—	—	1,961	100.00%	23,117,904	100.00%	—	—	1,992	100.00%	14,178,150	100.00%	29
30	400,001-500,000	—	—	1,961	100.00%	23,117,904	100.00%	—	—	1,992	100.00%	14,178,150	100.00%	30
31	500,001-750,000	—	—	1,961	100.00%	23,117,904	100.00%	—	—	1,992	100.00%	14,178,150	100.00%	31
32	750,001-1,000,000	—	—	1,961	100.00%	23,117,904	100.00%	—	—	1,992	100.00%	14,178,150	100.00%	32
33	Over 1,000,000	—	—	1,961	100.00%	23,117,904	100.00%	—	—	1,992	100.00%	14,178,150	100.00%	33

Average Number of Customers:	327		Average Number of Customers:	332
Average Consumption:	11,789	kWh per bill	Average Consumption:	7,118	kWh per bill
Median Consumption:	6,960	kWh per bill	Median Consumption:	4,120	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE: DESCRIPTION:		E-21 General Service Electric Rate Applicable To All Territory Served By Company

		SUMMER (June through October)						WINTER (November through May)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-10	38	218	38	30.65%	218	7.59%	34	214	34	28.46%	214	8.31%	2
3	11-20	23	320	61	49.19%	538	18.72%	30	460	65	53.66%	674	26.16%	3
4	21-30	26	679	87	70.16%	1,217	42.35%	29	737	93	77.24%	1,411	54.77%	4
5	31-40	15	502	102	82.26%	1,719	59.81%	11	381	104	86.18%	1,792	69.57%	5
6	41-50	10	470	112	90.32%	2,189	76.17%	16	721	120	99.19%	2,513	97.55%	6
7	51-60	10	558	122	98.39%	2,747	95.58%	—	—	120	99.19%	2,513	97.55%	7
8	61-70	2	127	124	100.00%	2,874	100.00%	1	63	121	100.00%	2,576	100.00%	8
9	71-80	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	9
10	81-90	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	10
11	91-100	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	11
12	101-200	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	12
13	201-300	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	13
14	301-400	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	14
15	401-500	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	15
16	501-600	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	16
17	601-700	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	17
18	701-800	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	18
19	801-900	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	19
20	901-1000	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	20
21	1001-1100	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	21
22	1101-1200	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	22
23	1201-1300	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	23
24	1301-1400	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	24
25	1401-1500	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	25
26	1501-1600	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	26
27	1601-1700	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	27
28	1701-1800	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	28
29	1801-1900	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	29
30	1901-2000	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	30
31	2001-2100	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	31
32	2101-2200	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	32
33	2201-2300	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	33
34	2301-2400	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	34
35	2401-2500	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	35
36	2501-2600	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	36
37	2601-2700	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	37
38	2701-2800	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	38
39	2801-2900	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	39
40	2901-3000	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	40
41	Over 3000	—	—	124	100.00%	2,874	100.00%	—	—	121	100.00%	2,576	100.00%	41

		Average Number of Customers:		21				Average Number of Customers:		20
		Average Load:		23	kW per bill			Average Load:		21	kW per bill
		Median Load:		22	kW per bill			Median Load:		19	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE: DESCRIPTION:		E-21 General Service Electric Rate Applicable To All Territory Served By Company

		SUMMER (June through October)						WINTER (November through May)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF		BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	2
3	101-200	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	3
4	201-300	1	282	1	0.81%	282	0.04%	—	—	—	0.00%	—	0.00%	4
5	301-400	—	—	1	0.81%	282	0.04%	—	—	—	0.00%	—	0.00%	5
6	401-500	2	938	3	2.42%	1,220	0.16%	2	898	2	1.63%	898	0.15%	6
7	501-750	1	633	4	3.23%	1,853	0.25%	3	1,819	5	4.07%	2,717	0.45%	7
8	751-1,000	—	—	4	3.23%	1,853	0.25%	2	1,862	7	5.69%	4,578	0.76%	8
9	1,001-1,500	6	7,885	10	8.06%	9,738	1.30%	9	12,551	16	13.01%	17,129	2.86%	9
10	1,501-2,000	15	26,498	25	20.16%	36,236	4.84%	14	27,141	30	24.39%	44,270	7.38%	10
11	2,001-3,000	18	43,624	43	34.68%	79,860	10.66%	22	60,964	51	42.28%	105,234	17.54%	11
12	3,001-4,000	22	78,632	65	52.42%	158,492	21.16%	22	84,519	73	60.16%	189,753	31.63%	12
13	4,001-5,000	14	61,859	79	63.71%	220,351	29.42%	14	67,047	87	71.54%	256,799	42.81%	13
14	5,001-7,500	12	78,724	91	73.39%	299,075	39.93%	18	107,041	104	86.18%	363,840	60.65%	14
15	7,501-10,000	13	118,958	104	83.87%	418,034	55.81%	3	29,496	107	88.62%	393,336	65.57%	15
16	10,001-15,000	14	177,457	118	95.16%	595,490	79.51%	9	112,016	116	95.93%	505,352	84.25%	16
17	15,001-20,000	1	18,784	119	95.97%	614,275	82.01%	5	94,507	121	100.00%	599,859	100.00%	17
18	20,001-25,000	2	48,775	121	97.58%	663,049	88.53%	—	—	121	100.00%	599,859	100.00%	18
19	25,001-30,000	2	55,143	123	99.19%	718,193	95.89%	—	—	121	100.00%	599,859	100.00%	19
20	30,001-35,000	1	30,796	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	20
21	35,001-40,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	21
22	40,001-50,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	22
23	50,001-75,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	23
24	75,001-100,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	24
25	100,001-125,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	25
26	125,001-150,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	26
27	150,001-200,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	27
28	200,001-300,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	28
29	300,001-400,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	29
30	400,001-500,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	30
31	500,001-750,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	31
32	750,001-1,000,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	32
33	Over 1,000,000	—	—	124	100.00%	748,989	100.00%	—	—	121	100.00%	599,859	100.00%	33

Average Number of Customers:	21		Average Number of Customers:	20
Average Consumption:	6,040	kWh per bill	Average Consumption:	4,958	kWh per bill
Median Consumption:	3,870	kWh per bill	Median Consumption:	3,811	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE: DESCRIPTION:		E-22 General Service Electric Rate Applicable To All Territory Served By Company

		SUMMER (June through October)						WINTER (November through May)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-10	15	91	15	18.29%	91	0.91%	16	97	16	20.25%	97	0.98%	2
3	11-20	15	202	30	36.59%	293	2.93%	13	189	29	36.71%	286	2.88%	3
4	21-30	5	116	35	42.68%	409	4.08%	2	43	31	39.24%	329	3.31%	4
5	31-40	—	—	35	42.68%	409	4.08%	3	111	34	43.04%	440	4.43%	5
6	41-50	2	86	37	45.12%	495	4.94%	2	91	36	45.57%	531	5.34%	6
7	51-60	2	113	39	47.56%	608	6.07%	4	210	39	50.63%	741	7.45%	7
8	61-70	3	202	41	51.22%	810	8.09%	1	66	40	51.90%	807	8.12%	8
9	71-80	4	307	45	56.10%	1,117	11.15%	1	74	41	53.16%	881	8.86%	9
10	81-90	3	257	48	59.76%	1,374	13.72%	1	85	42	54.43%	966	9.72%	10
11	91-100	1	98	49	60.98%	1,472	14.70%	7	695	49	63.29%	1,661	16.71%	11
12	101-200	20	2,670	69	85.37%	4,142	41.35%	17	2,005	66	84.81%	3,666	36.87%	12
13	201-300	1	257	70	86.59%	4,399	43.92%	—	—	66	84.81%	3,666	36.87%	13
14	301-400	5	1,649	75	92.68%	6,048	60.38%	6	2,031	72	92.41%	5,697	57.30%	14
15	401-500	—	—	75	92.68%	6,048	60.38%	—	—	72	92.41%	5,697	57.30%	15
16	501-600	—	—	75	92.68%	6,048	60.38%	—	—	72	92.41%	5,697	57.30%	16
17	601-700	5	3,248	80	98.78%	9,296	92.80%	2	1,391	74	94.94%	7,088	71.29%	17
18	701-800	1	721	81	100.00%	10,017	100.00%	4	2,855	78	100.00%	9,943	100.00%	18
19	801-900	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	19
20	901-1000	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	20
21	1001-1100	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	21
22	1101-1200	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	22
23	1201-1300	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	23
24	1301-1400	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	24
25	1401-1500	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	25
26	1501-1600	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	26
27	1601-1700	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	27
28	1701-1800	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	28
29	1801-1900	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	29
30	1901-2000	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	30
31	2001-2100	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	31
32	2101-2200	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	32
33	2201-2300	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	33
34	2301-2400	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	34
35	2401-2500	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	35
36	2501-2600	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	36
37	2601-2700	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	37
38	2701-2800	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	38
39	2801-2900	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	39
40	2901-3000	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	40
41	Over 3000	—	—	81	100.00%	10,017	100.00%	—	—	78	100.00%	9,943	100.00%	41

		Average Number of Customers:		14				Average Number of Customers:		13
		Average Load:		124	kW per bill			Average Load:		127	kW per bill
		Median Load:		68	kW per bill			Median Load:		53	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-22
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	2
3	101-200	1	159	1	1.22%	159	0.01%	—	—	—	0.00%	—	0.00%	3
4	201-300	—	—	1	1.22%	159	0.01%	1	249	1	1.27%	249	0.02%	4
5	301-400	—	—	1	1.22%	159	0.01%	—	—	1	1.27%	249	0.02%	5
6	401-500	3	1,275	4	4.88%	1,434	0.07%	—	—	1	1.27%	249	0.02%	6
7	501-750	—	—	4	4.88%	1,434	0.07%	—	—	1	1.27%	249	0.02%	7
8	751-1,000	—	—	4	4.88%	1,434	0.07%	—	—	1	1.27%	249	0.02%	8
9	1,001-1,500	—	—	4	4.88%	1,434	0.07%	3	3,820	4	5.06%	4,069	0.28%	9
10	1,501-2,000	1	1,660	5	6.10%	3,093	0.16%	3	5,225	7	8.86%	9,294	0.63%	10
11	2,001-3,000	4	10,663	9	10.98%	13,756	0.71%	10	26,274	17	21.52%	35,568	2.42%	11
12	3,001-4,000	9	32,546	18	21.95%	46,302	2.38%	8	26,542	25	31.65%	62,110	4.23%	12
13	4,001-5,000	6	27,487	24	29.27%	73,790	3.80%	7	30,929	32	40.51%	93,038	6.34%	13
14	5,001-7,500	12	77,901	36	43.90%	151,691	7.81%	9	54,737	40	51.90%	147,775	10.07%	14
15	7,501-10,000	11	99,948	46	57.32%	251,639	12.96%	9	81,434	49	63.29%	229,209	15.62%	15
16	10,001-15,000	7	85,282	53	65.85%	336,921	17.35%	11	133,569	60	77.22%	362,779	24.72%	16
17	15,001-20,000	2	34,862	55	68.29%	371,783	19.15%	2	33,582	62	79.75%	396,361	27.01%	17
18	20,001-25,000	6	132,688	61	75.61%	504,470	25.98%	—	—	62	79.75%	396,361	27.01%	18
19	25,001-30,000	2	56,040	63	78.05%	560,510	28.87%	—	—	62	79.75%	396,361	27.01%	19
20	30,001-35,000	—	—	63	78.05%	560,510	28.87%	—	—	62	79.75%	396,361	27.01%	20
21	35,001-40,000	—	—	63	78.05%	560,510	28.87%	—	—	62	79.75%	396,361	27.01%	21
22	40,001-50,000	1	48,872	64	79.27%	609,382	31.39%	5	242,242	67	86.08%	638,603	43.51%	22
23	50,001-75,000	6	379,349	70	86.59%	988,731	50.93%	5	270,501	72	92.41%	909,104	61.95%	23
24	75,001-100,000	10	848,887	80	98.78%	1,837,618	94.65%	4	348,433	76	97.47%	1,257,537	85.69%	24
25	100,001-125,000	1	103,853	81	100.00%	1,941,471	100.00%	2	210,041	78	100.00%	1,467,578	100.00%	25
26	125,001-150,000	—	—	81	100.00%	1,941,471	100.00%	—	—	78	100.00%	1,467,578	100.00%	26
27	150,001-200,000	—	—	81	100.00%	1,941,471	100.00%	—	—	78	100.00%	1,467,578	100.00%	27
28	200,001-300,000	—	—	81	100.00%	1,941,471	100.00%	—	—	78	100.00%	1,467,578	100.00%	28
29	300,001-400,000	—	—	81	100.00%	1,941,471	100.00%	—	—	78	100.00%	1,467,578	100.00%	29
30	400,001-500,000	—	—	81	100.00%	1,941,471	100.00%	—	—	78	100.00%	1,467,578	100.00%	30
31	500,001-750,000	—	—	81	100.00%	1,941,471	100.00%	—	—	78	100.00%	1,467,578	100.00%	31
32	750,001-1,000,000	—	—	81	100.00%	1,941,471	100.00%	—	—	78	100.00%	1,467,578	100.00%	32
33	Over 1,000,000	—	—	81	100.00%	1,941,471	100.00%	—	—	78	100.00%	1,467,578	100.00%	33

Average Number of Customers:	14		Average Number of Customers:	13
Average Consumption:	23,969	kWh per bill	Average Consumption:	18,815	kWh per bill
Median Consumption:	8,881	kWh per bill	Median Consumption:	7,005	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-23
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-10	28	143	28	5.78%	143	0.40%	38	176	38	7.33%	176	0.56%	2
3	11-20	46	709	74	15.14%	852	2.36%	45	688	83	15.98%	864	2.77%	3
4	21-30	21	548	95	19.52%	1,400	3.89%	42	1,130	125	24.06%	1,994	6.40%	4
5	31-40	41	1,475	136	27.89%	2,875	7.98%	65	2,407	190	36.47%	4,401	14.12%	5
6	41-50	61	2,905	198	40.44%	5,780	16.04%	86	4,018	276	53.01%	8,419	27.01%	6
7	51-60	56	3,157	254	51.99%	8,937	24.80%	52	2,879	328	62.97%	11,298	36.25%	7
8	61-70	36	2,446	290	59.36%	11,383	31.59%	46	3,062	374	71.80%	14,360	46.08%	8
9	71-80	47	3,618	337	68.92%	15,001	41.63%	31	2,393	405	77.82%	16,753	53.76%	9
10	81-90	29	2,546	366	74.90%	17,547	48.70%	28	2,467	434	83.27%	19,220	61.67%	10
11	91-100	21	2,088	388	79.28%	19,635	54.49%	16	1,516	450	86.28%	20,736	66.54%	11
12	101-200	86	12,760	473	96.81%	32,395	89.91%	64	8,708	513	98.50%	29,444	94.48%	12
13	201-300	16	3,637	489	100.00%	36,032	100.00%	8	1,721	521	100.00%	31,165	100.00%	13
14	301-400	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	14
15	401-500	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	15
16	501-600	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	16
17	601-700	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	17
18	701-800	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	18
19	801-900	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	19
20	901-1000	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	20
21	1001-1100	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	21
22	1101-1200	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	22
23	1201-1300	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	23
24	1301-1400	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	24
25	1401-1500	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	25
26	1501-1600	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	26
27	1601-1700	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	27
28	1701-1800	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	28
29	1801-1900	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	29
30	1901-2000	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	30
31	2001-2100	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	31
32	2101-2200	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	32
33	2201-2300	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	33
34	2301-2400	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	34
35	2401-2500	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	35
36	2501-2600	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	36
37	2601-2700	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	37
38	2701-2800	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	38
39	2801-2900	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	39
40	2901-3000	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	40
41	Over 3000	—	—	489	100.00%	36,032	100.00%	—	—	521	100.00%	31,165	100.00%	41

Average Number of Customers:	82		Average Number of Customers:	87
Average Load:	74	kW per bill	Average Load:	60	kW per bill
Median Load:	57	kW per bill	Median Load:	49	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-23
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	6	48	6	1.20%	48	0.00%	13	130	13	2.44%	130	0.00%	2
3	101-200	1	137	7	1.39%	186	0.00%	2	343	15	2.82%	473	0.00%	3
4	201-300	1	267	8	1.59%	452	0.00%	—	—	15	2.82%	473	0.00%	4
5	301-400	2	702	10	1.99%	1,154	0.01%	2	786	17	3.20%	1,259	0.01%	5
6	401-500	1	498	11	2.19%	1,653	0.01%	1	440	18	3.38%	1,699	0.02%	6
7	501-750	3	1,865	14	2.79%	3,518	0.03%	2	1,147	20	3.76%	2,846	0.03%	7
8	751-1,000	1	833	15	2.99%	4,352	0.03%	1	801	21	3.95%	3,647	0.03%	8
9	1,001-1,500	3	3,356	18	3.59%	7,707	0.05%	—	—	21	3.95%	3,647	0.03%	9
10	1,501-2,000	—	—	18	3.59%	7,707	0.05%	—	—	21	3.95%	3,647	0.03%	10
11	2,001-3,000	2	5,750	19	3.98%	13,457	0.10%	6	16,155	26	5.08%	19,802	0.18%	11
12	3,001-4,000	7	24,456	26	5.38%	37,913	0.27%	20	67,664	46	8.83%	87,466	0.79%	12
13	4,001-5,000	17	77,825	43	8.76%	115,738	0.83%	16	71,790	62	11.84%	159,256	1.44%	13
14	5,001-7,500	24	151,881	67	13.75%	267,619	1.91%	34	216,822	96	18.42%	376,078	3.41%	14
15	7,501-10,000	19	163,219	86	17.53%	430,837	3.07%	39	346,883	135	25.94%	722,962	6.56%	15
16	10,001-15,000	54	710,173	139	28.49%	1,141,010	8.13%	75	996,707	211	40.41%	1,719,668	15.60%	16
17	15,001-20,000	60	1,097,430	200	40.84%	2,238,440	15.96%	66	1,144,042	276	53.01%	2,863,710	25.97%	17
18	20,001-25,000	55	1,251,238	254	51.99%	3,489,678	24.88%	53	1,229,006	329	63.16%	4,092,716	37.12%	18
19	25,001-30,000	49	1,390,444	303	61.95%	4,880,122	34.79%	78	2,196,915	407	78.20%	6,289,631	57.04%	19
20	30,001-35,000	42	1,387,170	345	70.52%	6,267,292	44.68%	42	1,410,287	450	86.28%	7,699,918	69.83%	20
21	35,001-40,000	34	1,308,262	379	77.49%	7,575,554	54.01%	33	1,261,783	483	92.67%	8,961,701	81.28%	21
22	40,001-50,000	52	2,331,580	431	88.05%	9,907,134	70.63%	23	1,034,608	505	96.99%	9,996,309	90.66%	22
23	50,001-75,000	43	2,775,262	473	96.81%	12,682,396	90.42%	12	700,684	517	99.25%	10,696,993	97.02%	23
24	75,001-100,000	16	1,344,105	489	100.00%	14,026,501	100.00%	4	329,084	521	100.00%	11,026,077	100.00%	24
25	100,001-125,000	—	—	489	100.00%	14,026,501	100.00%	—	—	521	100.00%	11,026,077	100.00%	25
26	125,001-150,000	—	—	489	100.00%	14,026,501	100.00%	—	—	521	100.00%	11,026,077	100.00%	26
27	150,001-200,000	—	—	489	100.00%	14,026,501	100.00%	—	—	521	100.00%	11,026,077	100.00%	27
28	200,001-300,000	—	—	489	100.00%	14,026,501	100.00%	—	—	521	100.00%	11,026,077	100.00%	28
29	300,001-400,000	—	—	489	100.00%	14,026,501	100.00%	—	—	521	100.00%	11,026,077	100.00%	29
30	400,001-500,000	—	—	489	100.00%	14,026,501	100.00%	—	—	521	100.00%	11,026,077	100.00%	30
31	500,001-750,000	—	—	489	100.00%	14,026,501	100.00%	—	—	521	100.00%	11,026,077	100.00%	31
32	750,001-1,000,000	—	—	489	100.00%	14,026,501	100.00%	—	—	521	100.00%	11,026,077	100.00%	32
33	Over 1,000,000	—	—	489	100.00%	14,026,501	100.00%	—	—	521	100.00%	11,026,077	100.00%	33

Average Number of Customers:	82		Average Number of Customers:	87
Average Consumption:	28,684	kWh per bill	Average Consumption:	21,163	kWh per bill
Median Consumption:	23,594	kWh per bill	Median Consumption:	18,438	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-24
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-10	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	2
3	11-20	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	3
4	21-30	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	4
5	31-40	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	5
6	41-50	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	6
7	51-60	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	7
8	61-70	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	8
9	71-80	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	9
10	81-90	—	—	—	0.00%	—	0.00%	1	90	1	0.43%	90	0.07%	10
11	91-100	—	—	—	0.00%	—	0.00%	2	189	3	1.30%	279	0.21%	11
12	101-200	26	4,461	26	11.20%	4,461	3.06%	38	6,006	41	18.26%	6,285	4.77%	12
13	201-300	60	15,525	86	36.93%	19,986	13.69%	50	12,039	92	40.43%	18,324	13.91%	13
14	301-400	27	9,622	114	48.55%	29,608	20.28%	24	8,132	115	50.87%	26,456	20.08%	14
15	401-500	14	6,438	127	54.36%	36,046	24.69%	13	5,920	128	56.52%	32,376	24.58%	15
16	501-600	12	6,560	139	59.34%	42,606	29.18%	15	8,039	143	63.04%	40,415	30.68%	16
17	601-700	29	19,536	168	71.78%	62,142	42.56%	22	14,432	165	72.61%	54,847	41.64%	17
18	701-800	14	10,574	182	77.59%	72,716	49.80%	17	12,818	182	80.00%	67,665	51.37%	18
19	801-900	12	10,062	193	82.57%	82,778	56.70%	6	4,983	188	82.61%	72,648	55.15%	19
20	901-1000	4	3,809	197	84.23%	86,587	59.30%	1	907	189	83.04%	73,555	55.84%	20
21	1001-1100	2	2,068	199	85.06%	88,655	60.72%	3	3,140	191	84.35%	76,695	58.23%	21
22	1101-1200	2	2,268	201	85.89%	90,923	62.27%	12	14,030	203	89.57%	90,725	68.88%	22
23	1201-1300	10	12,382	211	90.04%	103,305	70.75%	8	9,913	211	93.04%	100,638	76.40%	23
24	1301-1400	11	14,965	221	94.61%	118,270	81.00%	4	5,384	215	94.78%	106,022	80.49%	24
25	1401-1500	4	5,817	225	96.27%	124,087	84.99%	2	2,833	217	95.65%	108,855	82.64%	25
26	1501-1600	2	3,122	227	97.10%	127,209	87.13%	—	—	217	95.65%	108,855	82.64%	26
27	1601-1700	1	1,617	228	97.51%	128,826	88.23%	—	—	217	95.65%	108,855	82.64%	27
28	1701-1800	—	—	228	97.51%	128,826	88.23%	—	—	217	95.65%	108,855	82.64%	28
29	1801-1900	—	—	228	97.51%	128,826	88.23%	—	—	217	95.65%	108,855	82.64%	29
30	1901-2000	—	—	228	97.51%	128,826	88.23%	3	5,876	220	96.96%	114,731	87.10%	30
31	2001-2100	—	—	228	97.51%	128,826	88.23%	—	—	220	96.96%	114,731	87.10%	31
32	2101-2200	—	—	228	97.51%	128,826	88.23%	2	4,222	222	97.83%	118,953	90.31%	32
33	2201-2300	—	—	228	97.51%	128,826	88.23%	—	—	222	97.83%	118,953	90.31%	33
34	2301-2400	—	—	228	97.51%	128,826	88.23%	1	2,321	223	98.26%	121,274	92.07%	34
35	2401-2500	—	—	228	97.51%	128,826	88.23%	—	—	223	98.26%	121,274	92.07%	35
36	2501-2600	—	—	228	97.51%	128,826	88.23%	3	7,660	226	99.57%	128,934	97.88%	36
37	2601-2700	1	2,689	229	97.93%	131,515	90.08%	—	—	226	99.57%	128,934	97.88%	37
38	2701-2800	1	2,753	230	98.34%	134,268	91.96%	1	2,787	227	100.00%	131,721	100.00%	38
39	2801-2900	1	2,839	231	98.76%	137,107	93.91%	—	—	227	100.00%	131,721	100.00%	39
40	2901-3000	2	5,886	233	99.59%	142,993	97.94%	—	—	227	100.00%	131,721	100.00%	40
41	Over 3000	1	3,012	234	100.00%	146,005	100.00%	—	—	227	100.00%	131,721	100.00%	41

Average Number of Customers:	39		Average Number of Customers:	38
Average Load:	624	kW per bill	Average Load:	580	kW per bill
Median Load:	432	kW per bill	Median Load:	373	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-24
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	2
3	101-200	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	3
4	201-300	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	4
5	301-400	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	5
6	401-500	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	6
7	501-750	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	7
8	751-1,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	8
9	1,001-1,500	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	9
10	1,501-2,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	10
11	2,001-3,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	11
12	3,001-4,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	12
13	4,001-5,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	13
14	5,001-7,500	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	14
15	7,501-10,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	15
16	10,001-15,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	16
17	15,001-20,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	17
18	20,001-25,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	18
19	25,001-30,000	—	—	—	0.00%	—	0.00%	2	55,249	2	0.87%	55,249	0.08%	19
20	30,001-35,000	—	—	—	0.00%	—	0.00%	—	—	2	0.87%	55,249	0.08%	20
21	35,001-40,000	—	—	—	0.00%	—	0.00%	—	—	2	0.87%	55,249	0.08%	21
22	40,001-50,000	—	—	—	0.00%	—	0.00%	2	87,618	4	1.74%	142,867	0.21%	22
23	50,001-75,000	5	313,678	5	2.07%	313,678	0.41%	16	1,029,481	20	8.70%	1,172,348	1.70%	23
24	75,001-100,000	19	1,710,018	24	10.37%	2,023,696	2.64%	22	1,943,419	41	18.26%	3,115,767	4.53%	24
25	100,001-125,000	17	1,896,966	41	17.43%	3,920,662	5.11%	18	2,094,931	59	26.09%	5,210,698	7.57%	25
26	125,001-150,000	26	3,683,795	67	28.63%	7,604,458	9.90%	19	2,655,642	78	34.35%	7,866,339	11.44%	26
27	150,001-200,000	40	6,744,930	107	45.64%	14,349,388	18.69%	33	5,509,399	111	48.70%	13,375,738	19.44%	27
28	200,001-300,000	44	11,139,069	150	64.32%	25,488,457	33.19%	42	10,465,767	153	67.39%	23,841,506	34.66%	28
29	300,001-400,000	23	8,368,271	174	74.27%	33,856,728	44.09%	26	9,267,142	179	78.70%	33,108,648	48.13%	29
30	400,001-500,000	19	8,607,703	193	82.57%	42,464,431	55.30%	9	4,089,477	188	82.61%	37,198,124	54.08%	30
31	500,001-750,000	22	14,644,204	216	92.12%	57,108,635	74.37%	25	16,098,451	212	93.48%	53,296,575	77.48%	31
32	750,001-1,000,000	13	10,721,746	228	97.51%	67,830,381	88.33%	7	5,792,378	219	96.52%	59,088,953	85.90%	32
33	Over 1,000,000	6	8,962,559	234	100.00%	76,792,940	100.00%	8	9,700,407	227	100.00%	68,789,360	100.00%	33

Average Number of Customers:	39		Average Number of Customers:	38
Average Consumption:	328,175	kWh per bill	Average Consumption:	303,037	kWh per bill
Median Consumption:	221,970	kWh per bill	Median Consumption:	204,569	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-30
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	15	—	15	0.05%	—	0.00%	23	—	23	0.08%	—	0.00%	1
2	1-100	20,155	529,950	20,170	72.84%	529,950	18.99%	20,124	528,559	20,147	72.68%	528,559	18.67%	2
3	101-200	3,946	555,869	24,116	87.09%	1,085,818	38.90%	3,960	557,351	24,107	86.97%	1,085,910	38.35%	3
4	201-300	1,261	298,859	25,377	91.64%	1,384,677	49.61%	1,271	300,575	25,378	91.55%	1,386,485	48.97%	4
5	301-400	983	305,583	26,361	95.19%	1,690,260	60.55%	1,010	313,703	26,387	95.19%	1,700,188	60.05%	5
6	401-500	463	184,022	26,824	96.86%	1,874,282	67.15%	463	183,807	26,850	96.86%	1,883,995	66.54%	6
7	501-750	211	115,498	27,035	97.63%	1,989,780	71.29%	210	114,819	27,060	97.62%	1,998,813	70.59%	7
8	751-1,000	34	27,150	27,069	97.75%	2,016,930	72.26%	34	27,112	27,094	97.74%	2,025,926	71.55%	8
9	1,001-1,500	556	562,145	27,624	99.76%	2,579,075	92.40%	555	561,373	27,649	99.74%	2,587,299	91.38%	9
10	1,501-2,000	20	31,782	27,645	99.83%	2,610,856	93.54%	21	33,488	27,670	99.82%	2,620,786	92.56%	10
11	2,001-3,000	20	43,800	27,665	99.90%	2,654,656	95.10%	20	43,739	27,691	99.89%	2,664,526	94.10%	11
12	3,001-4,000	14	40,284	27,678	99.95%	2,694,940	96.55%	14	40,228	27,704	99.94%	2,704,754	95.52%	12
13	4,001-5,000	—	—	27,678	99.95%	2,694,940	96.55%	—	—	27,704	99.94%	2,704,754	95.52%	13
14	5,001-7,500	7	39,420	27,685	99.98%	2,734,360	97.96%	7	39,365	27,711	99.97%	2,744,119	96.92%	14
15	7,501-10,000	7	56,940	27,692	100.00%	2,791,300	100.00%	7	56,861	27,718	99.99%	2,800,980	98.92%	15
16	10,001-15,000	—	—	27,692	100.00%	2,791,300	100.00%	1	13,757	27,719	100.00%	2,814,737	99.41%	16
17	15,001-20,000	—	—	27,692	100.00%	2,791,300	100.00%	1	16,730	27,720	100.00%	2,831,467	100.00%	17
18	20,001-25,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	18
19	25,001-30,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	19
20	30,001-35,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	20
21	35,001-40,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	21
22	40,001-50,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	22
23	50,001-75,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	23
24	75,001-100,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	24
25	100,001-125,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	25
26	125,001-150,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	26
27	150,001-200,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	27
28	200,001-300,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	28
29	300,001-400,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	29
30	400,001-500,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	30
31	500,001-750,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	31
32	750,001-1,000,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	32
33	Over 1,000,000	—	—	27,692	100.00%	2,791,300	100.00%	—	—	27,720	100.00%	2,831,467	100.00%	33

Average Number of Customers:	4,615		Average Number of Customers:	4,620
Average Consumption:	101	kWh per bill	Average Consumption:	102	kWh per bill
Median Consumption:	37	kWh per bill	Median Consumption:	37	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-32, E-32 Primary, E-32 Transmission, E-32 w/EPR-2, E-32 w/EPR-5, E-53, E-54
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	151,619	—	151,619	21.51%	—	0.00%	150,120	—	150,120	21.43%	—	0.00%	1
2	1-10	277,050	1,193,069	428,669	60.81%	1,193,069	6.59%	296,598	1,268,528	446,717	63.76%	1,268,528	8.17%	2
3	11-20	119,730	1,680,242	548,399	77.79%	2,873,311	15.88%	118,855	1,653,199	565,573	80.73%	2,921,728	18.82%	3
4	21-30	49,825	1,191,512	598,225	84.86%	4,064,823	22.46%	44,703	1,065,108	610,276	87.11%	3,986,836	25.68%	4
5	31-40	25,157	850,520	623,382	88.43%	4,915,343	27.16%	21,703	735,007	631,979	90.21%	4,721,843	30.41%	5
6	41-50	14,916	651,980	638,298	90.55%	5,567,323	30.77%	13,094	572,081	645,073	92.07%	5,293,924	34.10%	6
7	51-60	10,955	586,800	649,252	92.10%	6,154,123	34.01%	9,420	503,899	654,494	93.42%	5,797,823	37.34%	7
8	61-70	7,360	466,274	656,612	93.14%	6,620,397	36.59%	6,078	384,493	660,572	94.29%	6,182,316	39.82%	8
9	71-80	5,795	423,726	662,408	93.97%	7,044,123	38.93%	4,909	358,963	665,481	94.99%	6,541,279	42.13%	9
10	81-90	4,541	376,956	666,948	94.61%	7,421,080	41.01%	3,808	315,720	669,288	95.53%	6,856,999	44.16%	10
11	91-100	3,689	341,965	670,637	95.13%	7,763,045	42.90%	3,165	293,028	672,453	95.98%	7,150,027	46.05%	11
12	101-200	17,432	2,356,983	688,070	97.61%	10,120,027	55.93%	14,036	1,904,850	686,489	97.99%	9,054,877	58.32%	12
13	201-300	6,354	1,517,245	694,424	98.51%	11,637,272	64.31%	5,354	1,278,937	691,843	98.75%	10,333,815	66.55%	13
14	301-400	3,630	1,225,604	698,054	99.02%	12,862,876	71.08%	3,244	1,094,146	695,087	99.21%	11,427,961	73.60%	14
15	401-500	2,247	976,897	700,301	99.34%	13,839,772	76.48%	1,682	729,281	696,769	99.45%	12,157,242	78.30%	15
16	501-600	1,225	652,777	701,526	99.51%	14,492,550	80.09%	1,107	590,366	697,876	99.61%	12,747,608	82.10%	16
17	601-700	875	551,812	702,401	99.64%	15,044,362	83.14%	633	398,025	698,508	99.70%	13,145,633	84.66%	17
18	701-800	532	387,918	702,933	99.71%	15,432,280	85.28%	412	300,733	698,920	99.76%	13,446,366	86.60%	18
19	801-900	415	344,603	703,349	99.77%	15,776,883	87.19%	375	310,318	699,295	99.81%	13,756,684	88.60%	19
20	901-1000	251	231,751	703,600	99.81%	16,008,634	88.47%	212	195,640	699,507	99.84%	13,952,324	89.86%	20
21	1001-1100	254	259,745	703,854	99.84%	16,268,379	89.90%	176	179,283	699,682	99.87%	14,131,606	91.01%	21
22	1101-1200	188	210,256	704,042	99.87%	16,478,635	91.07%	166	186,456	699,848	99.89%	14,318,062	92.21%	22
23	1201-1300	168	205,211	704,210	99.90%	16,683,846	92.20%	145	176,124	699,993	99.91%	14,494,186	93.35%	23
24	1301-1400	126	165,350	704,337	99.91%	16,849,196	93.11%	105	137,813	700,098	99.93%	14,631,999	94.24%	24
25	1401-1500	100	141,095	704,436	99.93%	16,990,291	93.89%	79	111,633	700,177	99.94%	14,743,632	94.96%	25
26	1501-1600	80	120,683	704,516	99.94%	17,110,974	94.56%	66	99,701	700,243	99.95%	14,843,333	95.60%	26
27	1601-1700	54	87,618	704,570	99.95%	17,198,592	95.05%	93	149,657	700,336	99.96%	14,992,990	96.56%	27
28	1701-1800	45	77,078	704,616	99.95%	17,275,670	95.47%	56	96,351	700,393	99.97%	15,089,341	97.18%	28
29	1801-1900	52	94,271	704,668	99.96%	17,369,941	95.99%	59	105,707	700,451	99.98%	15,195,048	97.86%	29
30	1901-2000	55	105,355	704,723	99.97%	17,475,296	96.57%	33	62,375	700,484	99.98%	15,257,423	98.26%	30
31	2001-2100	48	95,980	704,771	99.97%	17,571,276	97.11%	21	41,058	700,505	99.99%	15,298,481	98.53%	31
32	2101-2200	36	75,179	704,807	99.98%	17,646,455	97.52%	15	32,161	700,520	99.99%	15,330,642	98.74%	32
33	2201-2300	33	72,432	704,840	99.98%	17,718,887	97.92%	23	49,459	700,543	99.99%	15,380,101	99.05%	33
34	2301-2400	11	25,797	704,852	99.99%	17,744,684	98.06%	8	18,819	700,551	99.99%	15,398,920	99.18%	34
35	2401-2500	25	58,778	704,876	99.99%	17,803,462	98.39%	10	24,392	700,561	100.00%	15,423,312	99.33%	35
36	2501-2600	13	33,001	704,889	99.99%	17,836,463	98.57%	12	30,489	700,573	100.00%	15,453,801	99.53%	36
37	2601-2700	10	26,460	704,900	99.99%	17,862,923	98.72%	3	7,941	700,576	100.00%	15,461,742	99.58%	37
38	2701-2800	7	19,177	704,907	99.99%	17,882,100	98.82%	2	5,479	700,579	100.00%	15,467,221	99.62%	38
39	2801-2900	5	14,289	704,912	99.99%	17,896,389	98.90%	2	5,669	700,581	100.00%	15,472,890	99.65%	39
40	2901-3000	1	3,000	704,913	99.99%	17,899,389	98.92%	1	2,934	700,582	100.00%	15,475,824	99.67%	40
41	Over 3000	37	195,702	704,950	100.00%	18,095,091	100.00%	14	51,088	700,596	100.00%	15,526,912	100.00%	41

Average Number of Customers:	117,492		Average Number of Customers:	116,766
Average Load:	26	kW per bill	Average Load:	22	kW per bill
Median Load:	7	kW per bill	Median Load:	6	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-32, E-32 Primary, E-32 Transmission, E-32R, E-32 w/EPR-2, E-32 w/EPR-5, E-53, E-54
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	28,339	—	28,339	4.02%	—	0.00%	27,966	—	27,966	3.99%	—	0.00%	1
2	1-100	65,398	2,646,493	93,737	13.30%	2,646,493	0.04%	64,822	2,660,514	92,788	13.24%	2,660,514	0.05%	2
3	101-200	38,737	5,578,030	132,474	18.79%	8,224,524	0.13%	40,736	5,862,130	133,524	19.06%	8,522,644	0.16%	3
4	201-300	31,423	7,637,402	163,897	23.25%	15,861,926	0.24%	34,602	8,365,010	168,126	24.00%	16,887,654	0.32%	4
5	301-400	27,944	9,493,789	191,840	27.21%	25,355,714	0.39%	32,118	10,854,505	200,244	28.58%	27,742,160	0.53%	5
6	401-500	24,054	10,527,184	215,895	30.63%	35,882,899	0.55%	28,590	12,442,245	228,834	32.66%	40,184,405	0.77%	6
7	501-750	51,661	31,136,241	267,556	37.95%	67,019,140	1.03%	61,911	37,137,797	290,745	41.50%	77,322,202	1.48%	7
8	751-1,000	39,235	33,191,709	306,791	43.52%	100,210,849	1.53%	48,089	40,444,711	338,834	48.36%	117,766,913	2.25%	8
9	1,001-1,500	58,748	70,747,549	365,539	51.85%	170,958,398	2.62%	67,394	80,363,677	406,228	57.98%	198,130,589	3.79%	9
10	1,501-2,000	45,036	76,172,897	410,575	58.24%	247,131,295	3.78%	46,200	77,592,688	452,429	64.58%	275,723,278	5.28%	10
11	2,001-3,000	63,084	151,293,187	473,660	67.19%	398,424,482	6.10%	57,964	137,641,949	510,392	72.85%	413,365,227	7.91%	11
12	3,001-4,000	41,192	138,965,597	514,852	73.03%	537,390,079	8.22%	35,719	119,723,380	546,111	77.95%	533,088,607	10.21%	12
13	4,001-5,000	27,905	121,470,207	542,756	76.99%	658,860,286	10.08%	23,175	100,348,424	569,286	81.26%	633,437,031	12.13%	13
14	5,001-7,500	42,366	252,421,332	585,123	83.00%	911,281,618	13.94%	35,581	210,421,367	604,866	86.34%	843,858,398	16.15%	14
15	7,501-10,000	23,880	200,673,294	609,003	86.39%	1,111,954,912	17.01%	19,815	165,561,446	624,682	89.16%	1,009,419,843	19.32%	15
16	10,001-15,000	26,366	313,458,785	635,368	90.13%	1,425,413,697	21.81%	20,428	240,842,953	645,110	92.08%	1,250,262,796	23.93%	16
17	15,001-20,000	14,086	236,580,920	649,454	92.13%	1,661,994,616	25.43%	10,945	183,497,964	656,055	93.64%	1,433,760,760	27.45%	17
18	20,001-25,000	9,097	197,961,739	658,552	93.42%	1,859,956,355	28.46%	7,895	170,878,811	663,950	94.77%	1,604,639,570	30.72%	18
19	25,001-30,000	6,780	180,853,275	665,332	94.38%	2,040,809,630	31.23%	5,602	148,422,868	669,552	95.57%	1,753,062,438	33.56%	19
20	30,001-35,000	5,197	163,650,829	670,528	95.12%	2,204,460,459	33.73%	4,027	126,032,285	673,579	96.14%	1,879,094,722	35.97%	20
21	35,001-40,000	4,105	149,279,690	674,633	95.70%	2,353,740,149	36.01%	3,157	114,317,056	676,736	96.59%	1,993,411,778	38.16%	21
22	40,001-50,000	5,573	242,412,639	680,206	96.49%	2,596,152,788	39.72%	4,627	200,306,922	681,362	97.25%	2,193,718,700	42.00%	22
23	50,001-75,000	8,059	476,669,953	688,265	97.63%	3,072,822,741	47.02%	6,075	357,590,452	687,437	98.12%	2,551,309,152	48.84%	23
24	75,001-100,000	4,338	364,736,789	692,603	98.25%	3,437,559,530	52.60%	3,307	275,984,943	690,744	98.59%	2,827,294,095	54.12%	24
25	100,001-125,000	2,636	285,710,670	695,239	98.62%	3,723,270,201	56.97%	1,894	204,304,581	692,638	98.86%	3,031,598,675	58.04%	25
26	125,001-150,000	1,844	245,277,808	697,083	98.88%	3,968,548,008	60.72%	1,448	192,043,660	694,085	99.07%	3,223,642,335	61.71%	26
27	150,001-200,000	2,352	395,853,481	699,436	99.22%	4,364,401,490	66.78%	2,167	363,436,925	696,253	99.38%	3,587,079,260	68.67%	27
28	200,001-300,000	2,662	627,744,442	702,097	99.60%	4,992,145,932	76.38%	2,119	491,470,080	698,372	99.68%	4,078,549,340	78.08%	28
29	300,001-400,000	1,105	369,734,228	703,203	99.75%	5,361,880,160	82.04%	873	291,420,819	699,245	99.81%	4,369,970,159	83.66%	29
30	400,001-500,000	588	255,858,115	703,790	99.84%	5,617,738,275	85.96%	473	202,983,374	699,718	99.87%	4,572,953,533	87.54%	30
31	500,001-750,000	661	386,392,290	704,451	99.93%	6,004,130,565	91.87%	516	301,209,173	700,234	99.95%	4,874,162,706	93.31%	31
32	750,001-1,000,000	268	222,219,257	704,719	99.97%	6,226,349,822	95.27%	231	192,218,109	700,465	99.98%	5,066,380,814	96.99%	32
33	Over 1,000,000	231	309,201,692	704,950	100.00%	6,535,551,514	100.00%	131	157,289,377	700,596	100.00%	5,223,670,191	100.00%	33

Average Number of Customers:	117,492		Average Number of Customers:	116,766
Average Consumption:	9,271	kWh per bill	Average Consumption:	7,456	kWh per bill
Median Consumption:	1,367	kWh per bill	Median Consumption:	1,062	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-32 TOU
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD		OF		BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	180	—	180	43.91%	—	0.00%	154	—	154	42.09%	—	0.00%	1
2	1-10	2	8	182	44.39%	8	0.01%	—	—	154	42.09%	—	0.00%	2
3	11-20	4	63	186	45.35%	71	0.12%	8	143	162	44.39%	143	0.27%	3
4	21-30	34	907	221	53.70%	978	1.69%	26	728	188	51.53%	871	1.62%	4
5	31-40	38	1,374	259	63.01%	2,352	4.07%	35	1,335	223	61.22%	2,206	4.10%	5
6	41-50	10	466	269	65.39%	2,818	4.87%	10	492	234	64.03%	2,698	5.01%	6
7	51-60	17	906	285	69.45%	3,724	6.44%	7	375	240	65.82%	3,073	5.71%	7
8	61-70	15	962	300	73.03%	4,686	8.10%	17	1,193	257	70.41%	4,266	7.92%	8
9	71-80	5	372	305	74.22%	5,058	8.74%	2	151	259	70.92%	4,417	8.20%	9
10	81-90	4	340	309	75.18%	5,398	9.33%	12	1,091	271	74.23%	5,508	10.23%	10
11	91-100	8	767	317	77.09%	6,165	10.66%	7	751	278	76.28%	6,259	11.62%	11
12	101-200	27	3,839	344	83.77%	10,004	17.29%	24	3,550	303	82.91%	9,809	18.21%	12
13	201-300	19	4,621	363	88.31%	14,625	25.28%	15	3,888	318	86.99%	13,697	25.43%	13
14	301-400	9	2,910	372	90.45%	17,535	30.31%	7	2,422	324	88.78%	16,119	29.93%	14
15	401-500	13	5,955	385	93.56%	23,490	40.60%	12	5,723	336	92.09%	21,842	40.55%	15
16	501-600	6	3,501	390	94.99%	26,991	46.65%	9	5,624	345	94.64%	27,466	51.00%	16
17	601-700	4	2,678	394	95.94%	29,669	51.28%	6	3,833	351	96.17%	31,299	58.11%	17
18	701-800	2	1,468	396	96.42%	31,137	53.82%	1	720	352	96.43%	32,019	59.45%	18
19	801-900	1	882	397	96.66%	32,019	55.34%	—	—	352	96.43%	32,019	59.45%	19
20	901-1000	—	—	397	96.66%	32,019	55.34%	2	1,922	354	96.94%	33,941	63.02%	20
21	1001-1100	—	—	397	96.66%	32,019	55.34%	2	2,074	356	97.45%	36,015	66.87%	21
22	1101-1200	4	4,594	401	97.61%	36,613	63.28%	2	2,330	358	97.96%	38,345	71.20%	22
23	1201-1300	1	1,270	402	97.85%	37,883	65.48%	—	—	358	97.96%	38,345	71.20%	23
24	1301-1400	—	—	402	97.85%	37,883	65.48%	—	—	358	97.96%	38,345	71.20%	24
25	1401-1500	—	—	402	97.85%	37,883	65.48%	—	—	358	97.96%	38,345	71.20%	25
26	1501-1600	—	—	402	97.85%	37,883	65.48%	1	1,584	358	98.21%	39,929	74.14%	26
27	1601-1700	1	1,656	403	98.09%	39,539	68.34%	1	1,656	359	98.47%	41,585	77.21%	27
28	1701-1800	2	3,528	405	98.57%	43,067	74.44%	3	5,292	362	99.23%	46,877	87.04%	28
29	1801-1900	3	5,562	408	99.28%	48,629	84.05%	1	1,872	363	99.49%	48,749	90.51%	29
30	1901-2000	1	1,908	409	99.52%	50,537	87.35%	—	—	363	99.49%	48,749	90.51%	30
31	2001-2100	—	—	409	99.52%	50,537	87.35%	—	—	363	99.49%	48,749	90.51%	31
32	2101-2200	—	—	409	99.52%	50,537	87.35%	—	—	363	99.49%	48,749	90.51%	32
33	2201-2300	—	—	409	99.52%	50,537	87.35%	—	—	363	99.49%	48,749	90.51%	33
34	2301-2400	—	—	409	99.52%	50,537	87.35%	—	—	363	99.49%	48,749	90.51%	34
35	2401-2500	—	—	409	99.52%	50,537	87.35%	1	2,425	364	99.74%	51,174	95.02%	35
36	2501-2600	—	—	409	99.52%	50,537	87.35%	—	—	364	99.74%	51,174	95.02%	36
37	2601-2700	—	—	409	99.52%	50,537	87.35%	1	2,684	365	100.00%	53,858	100.00%	37
38	2701-2800	—	—	409	99.52%	50,537	87.35%	—	—	365	100.00%	53,858	100.00%	38
39	2801-2900	—	—	409	99.52%	50,537	87.35%	—	—	365	100.00%	53,858	100.00%	39
40	2901-3000	—	—	409	99.52%	50,537	87.35%	—	—	365	100.00%	53,858	100.00%	40
41	Over 3000	2	7,321	411	100.00%	57,858	100.00%	—	—	365	100.00%	53,858	100.00%	41

Average Number of Customers:	69		Average Number of Customers:	61
Average Load:	141	kW per bill	Average Load:	148	kW per bill
Median Load:	28	kW per bill	Median Load:	29	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-32 TOU
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
		NUMBER		CUMULATIVE				NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	—	—	—	0.00%	—	0.00%	2	106	2	0.51%	106	0.00%	2
3	101-200	3	469	3	0.72%	469	0.00%	7	1,049	8	2.30%	1,155	0.00%	3
4	201-300	2	581	5	1.19%	1,050	0.00%	5	1,136	13	3.57%	2,292	0.01%	4
5	301-400	3	1,128	8	1.91%	2,178	0.01%	3	1,094	16	4.34%	3,386	0.01%	5
6	401-500	5	2,292	13	3.10%	4,470	0.02%	12	5,849	28	7.65%	9,235	0.04%	6
7	501-750	9	5,285	22	5.25%	9,755	0.04%	15	10,198	43	11.73%	19,433	0.08%	7
8	751-1,000	15	13,449	36	8.83%	23,204	0.09%	15	14,156	58	15.82%	33,589	0.13%	8
9	1,001-1,500	32	41,690	69	16.71%	64,894	0.24%	21	29,633	79	21.68%	63,222	0.25%	9
10	1,501-2,000	19	33,457	87	21.24%	98,351	0.36%	17	31,245	96	26.28%	94,467	0.37%	10
11	2,001-3,000	31	82,333	119	28.88%	180,684	0.67%	24	63,760	120	32.91%	158,227	0.62%	11
12	3,001-4,000	37	133,320	156	37.95%	314,004	1.16%	28	106,065	148	40.56%	264,292	1.03%	12
13	4,001-5,000	13	57,891	169	41.05%	371,895	1.38%	12	59,536	160	43.88%	323,829	1.26%	13
14	5,001-7,500	34	220,258	203	49.40%	592,152	2.20%	29	192,678	189	51.79%	516,507	2.01%	14
15	7,501-10,000	35	312,668	238	58.00%	904,821	3.36%	22	213,736	211	57.91%	730,243	2.84%	15
16	10,001-15,000	27	341,091	266	64.68%	1,245,912	4.62%	13	177,365	224	61.48%	907,608	3.53%	16
17	15,001-20,000	17	299,597	283	68.74%	1,545,510	5.73%	19	345,168	243	66.58%	1,252,776	4.87%	17
18	20,001-25,000	8	184,294	290	70.64%	1,729,804	6.42%	9	216,397	252	69.13%	1,469,173	5.71%	18
19	25,001-30,000	7	192,940	297	72.32%	1,922,744	7.13%	6	162,698	258	70.66%	1,631,871	6.34%	19
20	30,001-35,000	12	387,923	309	75.18%	2,310,666	8.57%	8	297,486	266	72.96%	1,929,357	7.50%	20
21	35,001-40,000	4	149,784	313	76.13%	2,460,450	9.13%	1	38,442	267	73.21%	1,967,799	7.65%	21
22	40,001-50,000	6	266,148	319	77.57%	2,726,599	10.11%	19	911,758	286	78.32%	2,879,557	11.20%	22
23	50,001-75,000	21	1,249,119	339	82.58%	3,975,717	14.75%	13	884,649	299	81.89%	3,764,206	14.64%	23
24	75,001-100,000	11	973,033	350	85.20%	4,948,750	18.36%	8	739,270	307	84.18%	4,503,476	17.51%	24
25	100,001-125,000	4	435,398	354	86.16%	5,384,149	19.97%	2	235,458	309	84.69%	4,738,933	18.43%	25
26	125,001-150,000	4	554,576	358	87.11%	5,938,725	22.03%	6	860,983	315	86.22%	5,599,916	21.77%	26
27	150,001-200,000	18	3,218,586	376	91.41%	9,157,310	33.97%	17	3,182,865	331	90.82%	8,782,782	34.15%	27
28	200,001-300,000	20	4,889,647	395	96.18%	14,046,957	52.11%	12	2,920,598	344	94.13%	11,703,380	45.50%	28
29	300,001-400,000	6	2,064,835	401	97.61%	16,111,792	59.76%	10	3,565,745	354	96.94%	15,269,125	59.37%	29
30	400,001-500,000	—	—	401	97.61%	16,111,792	59.76%	1	425,266	355	97.19%	15,694,390	61.02%	30
31	500,001-750,000	1	704,340	402	97.85%	16,816,132	62.38%	3	2,005,997	358	97.96%	17,700,387	68.82%	31
32	750,001-1,000,000	6	5,521,319	408	99.28%	22,337,451	82.86%	6	5,305,009	363	99.49%	23,005,397	89.45%	32
33	Over 1,000,000	3	4,621,435	411	100.00%	26,958,886	100.00%	2	2,714,372	365	100.00%	25,719,769	100.00%	33

Average Number of Customers:	69		Average Number of Customers:	61
Average Consumption:	65,593	kWh per bill	Average Consumption:	70,465	kWh per bill
Median Consumption:	7,774	kWh per bill	Median Consumption:	6,957	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-34, E-34 Primary, E-34 Transmission
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	—	—	—	0.00%	—	0.00%	1
2	1-1000	1	415	1	0.21%	415	0.02%	2
3	1001-1500	—	—	1	0.21%	415	0.02%	3
4	1501-2000	—	—	1	0.21%	415	0.02%	4
5	2001-2250	4	8,725	5	1.05%	9,140	0.38%	5
6	2251-2500	6	14,039	11	2.32%	23,179	0.95%	6
7	2500-2750	17	47,940	28	6.12%	71,119	2.93%	7
8	2751-3000	32	94,053	60	13.08%	165,172	6.80%	8
9	3001-3250	30	96,695	90	19.62%	261,867	10.78%	9
10	3251-3500	31	108,479	121	26.37%	370,346	15.24%	10
11	3501-3750	48	181,535	169	36.92%	551,881	22.71%	11
12	3751-4000	36	144,105	204	44.73%	695,986	28.64%	12
13	4001-4250	20	87,412	225	49.16%	783,398	32.24%	13
14	4251-4500	26	117,173	251	54.85%	900,571	37.06%	14
15	4501-4750	14	69,300	265	58.02%	969,871	39.91%	15
16	4751-5000	25	126,683	290	63.50%	1,096,554	45.13%	16
17	5001-5500	33	178,244	323	70.68%	1,274,798	52.46%	17
18	5501-6000	13	79,620	336	73.63%	1,354,418	55.74%	18
19	6001-6500	22	145,203	359	78.48%	1,499,621	61.71%	19
20	6501-7000	17	119,579	376	82.28%	1,619,200	66.63%	20
21	7001-7500	7	51,146	383	83.76%	1,670,346	68.74%	21
22	7501-8000	6	47,163	389	85.02%	1,717,509	70.68%	22
23	8001-8500	8	66,831	396	86.71%	1,784,340	73.43%	23
24	8501-9000	8	70,093	404	88.40%	1,854,433	76.31%	24
25	9001-9500	3	27,022	407	89.03%	1,881,455	77.43%	25
26	9501-10000	15	154,844	422	92.41%	2,036,299	83.80%	26
27	10001-12500	35	393,692	457	100.00%	2,429,991	100.00%	27
28	12501-15000	—	—	457	100.00%	2,429,991	100.00%	28
29	15001-17500	—	—	457	100.00%	2,429,991	100.00%	29
30	17501-20000	—	—	457	100.00%	2,429,991	100.00%	30
31	20001-22500	—	—	457	100.00%	2,429,991	100.00%	31
32	22501-25000	—	—	457	100.00%	2,429,991	100.00%	32
33	25001-27500	—	—	457	100.00%	2,429,991	100.00%	33
34	27501-30000	—	—	457	100.00%	2,429,991	100.00%	34
35	30001-32500	—	—	457	100.00%	2,429,991	100.00%	35
36	32501-35000	—	—	457	100.00%	2,429,991	100.00%	36
37	35001-37500	—	—	457	100.00%	2,429,991	100.00%	37
38	37501-40000	—	—	457	100.00%	2,429,991	100.00%	38
39	40001-60000	—	—	457	100.00%	2,429,991	100.00%	39
40	60001-80000	—	—	457	100.00%	2,429,991	100.00%	40
41	Over 80000	—	—	457	100.00%	2,429,991	100.00%	41

Average Number of Customers:	38
Average Load:	5,317	kW per bill
Median Load:	4,292	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-34, E-34 Primary, E-34 Transmission
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	—	—	—	0.00%	—	0.00%	1
2	1-100,000	1	54,357	1	0.21%	54,357	0.00%	2
3	100.001-250,000	1	204,338	2	0.42%	258,695	0.02%	3
4	250,001-500,000	1	322,045	3	0.63%	580,739	0.05%	4
5	500,001-600,000	2	1,085,239	5	1.05%	1,665,978	0.13%	5
6	600,001-700,000	2	1,387,899	7	1.48%	3,053,877	0.25%	6
7	700,001-800,000	5	3,797,787	12	2.53%	6,851,665	0.55%	7
8	800,001-900,000	6	5,182,789	17	3.80%	12,034,453	0.97%	8
9	900,001-1,000,000	6	5,608,151	23	5.06%	17,642,604	1.42%	9
10	1,000,001-1,250,000	16	19,143,613	40	8.65%	36,786,218	2.97%	10
11	1,250,001-1,500,000	62	89,316,646	101	22.15%	126,102,863	10.18%	11
12	1,500,001-1,750,000	64	107,890,611	165	36.08%	233,993,474	18.90%	12
13	1,750,001-2,000,000	45	87,292,321	210	45.99%	321,285,795	25.95%	13
14	2,000,001-2,250,000	38	82,400,972	248	54.22%	403,686,767	32.60%	14
15	2,250,001-2,500,000	31	76,085,042	279	60.97%	479,771,809	38.75%	15
16	2,500,001-2,750,000	35	93,624,398	313	68.57%	573,396,207	46.31%	16
17	2,750,001-3,000,000	20	59,731,215	334	73.00%	633,127,423	51.14%	17
18	3,000,001-3,250,000	17	56,257,531	351	76.79%	689,384,954	55.68%	18
19	3,250,001-3,500,000	9	30,490,073	360	78.69%	719,875,027	58.14%	19
20	3,500,001-3,750,000	9	32,972,557	368	80.59%	752,847,584	60.80%	20
21	3,750,001-4,000,000	6	23,141,001	374	81.86%	775,988,586	62.67%	21
22	4,000,001-4,500,000	21	92,551,107	395	86.50%	868,539,692	70.15%	22
23	4,500,001-5,000,000	13	61,548,760	408	89.24%	930,088,452	75.12%	23
24	5,000,001-6,000,000	26	149,075,470	434	94.94%	1,079,163,922	87.16%	24
25	6,000,001-7,000,000	18	123,002,035	452	98.95%	1,202,165,957	97.09%	25
26	7,000,001-8,000,000	5	35,976,637	457	100.00%	1,238,142,594	100.00%	26
27	8,000,001-9,000,000	—	—	457	100.00%	1,238,142,594	100.00%	27
28	9,000,001-10,000,000	—	—	457	100.00%	1,238,142,594	100.00%	28
29	10,000,001-12,500,000	—	—	457	100.00%	1,238,142,594	100.00%	29
30	12,500,001-15,000,000	—	—	457	100.00%	1,238,142,594	100.00%	30
31	15,000,001-20,000,000	—	—	457	100.00%	1,238,142,594	100.00%	31
32	20,000,001-30,000,000	—	—	457	100.00%	1,238,142,594	100.00%	32
33	Over 30,000,000	—	—	457	100.00%	1,238,142,594	100.00%	33

Average Number of Customers:	38
Average Consumption:	2,709,284	kWh per bill
Median Consumption:	2,088,094	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-35, E-35 Primary, E-35 Transmission
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	—	—	—	0.00%	—	0.00%	1
2	1-1000	—	—	—	0.00%	—	0.00%	2
3	1001-1500	—	—	—	0.00%	—	0.00%	3
4	1501-2000	—	—	—	0.00%	—	0.00%	4
5	2001-2250	—	—	—	0.00%	—	0.00%	5
6	2251-2500	2	7,204	2	1.06%	7,204	0.26%	6
7	2500-2750	8	26,431	11	4.59%	33,635	1.20%	7
8	2751-3000	12	43,289	23	9.89%	76,924	2.74%	8
9	3001-3250	20	74,859	43	18.37%	151,783	5.40%	9
10	3251-3500	19	77,612	61	26.50%	229,395	8.16%	10
11	3501-3750	7	28,997	68	29.33%	258,392	9.19%	11
12	3751-4000	9	43,185	77	33.22%	301,577	10.73%	12
13	4001-4250	4	20,480	81	34.98%	322,057	11.46%	13
14	4251-4500	7	35,281	88	37.81%	357,338	12.71%	14
15	4501-4750	5	27,506	93	39.93%	384,844	13.69%	15
16	4751-5000	4	24,330	97	41.70%	409,174	14.56%	16
17	5001-5500	19	121,801	116	49.82%	530,975	18.89%	17
18	5501-6000	17	120,766	133	57.24%	651,741	23.18%	18
19	6001-6500	11	81,636	143	61.84%	733,377	26.09%	19
20	6501-7000	15	120,609	158	68.20%	853,986	30.38%	20
21	7001-7500	7	65,124	166	71.38%	919,110	32.69%	21
22	7501-8000	4	39,069	170	73.14%	958,179	34.08%	22
23	8001-8500	2	24,721	172	74.20%	982,900	34.96%	23
24	8501-9000	—	—	172	74.20%	982,900	34.96%	24
25	9001-9500	1	9,468	173	74.56%	992,368	35.30%	25
26	9501-10000	3	39,432	176	75.97%	1,031,800	36.70%	26
27	10001-12500	19	259,254	195	84.10%	1,291,054	45.93%	27
28	12501-15000	7	102,526	202	86.93%	1,393,580	49.57%	28
29	15001-17500	5	100,092	207	89.05%	1,493,672	53.13%	29
30	17501-20000	4	93,020	211	90.81%	1,586,692	56.44%	30
31	20001-22500	3	84,552	214	92.23%	1,671,244	59.45%	31
32	22501-25000	4	120,506	218	93.99%	1,791,750	63.74%	32
33	25001-27500	2	80,570	221	95.05%	1,872,320	66.60%	33
34	27501-30000	—	—	221	95.05%	1,872,320	66.60%	34
35	30001-32500	2	60,930	222	95.76%	1,933,250	68.77%	35
36	32501-35000	—	—	222	95.76%	1,933,250	68.77%	36
37	35001-37500	—	—	222	95.76%	1,933,250	68.77%	37
38	37501-40000	—	—	222	95.76%	1,933,250	68.77%	38
39	40001-60000	—	—	222	95.76%	1,933,250	68.77%	39
40	60001-80000	10	877,952	232	100.00%	2,811,202	100.00%	40
41	Over 80000	—	—	232	100.00%	2,811,202	100.00%	41

Average Number of Customers:	19
Average Load:	12,117	kW per bill
Median Load:	5,564	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-35, E-35 Primary, E-35 Transmission
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	CONSUMPTION	BILLS		CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	—	—	—	0.00%	—	0.00%	1
2	1-100,000	—	—	—	0.00%	—	0.00%	2
3	100.001-250,000	—	—	—	0.00%	—	0.00%	3
4	250,001-500,000	2	771,361	2	0.71%	771,361	0.05%	4
5	500,001-600,000	6	3,717,145	8	3.18%	4,488,506	0.30%	5
6	600,001-700,000	3	1,963,492	10	4.24%	6,451,998	0.43%	6
7	700,001-800,000	—	—	10	4.24%	6,451,998	0.43%	7
8	800,001-900,000	1	813,944	11	4.59%	7,265,943	0.48%	8
9	900,001-1,000,000	—	—	11	4.59%	7,265,943	0.48%	9
10	1,000,001-1,250,000	5	7,145,141	16	6.71%	14,411,084	0.95%	10
11	1,250,001-1,500,000	21	33,098,056	37	15.19%	47,509,139	3.13%	11
12	1,500,001-1,750,000	28	52,795,609	65	26.86%	100,304,748	6.61%	12
13	1,750,001-2,000,000	17	37,146,138	82	33.92%	137,450,886	9.06%	13
14	2,000,001-2,250,000	18	44,296,739	100	41.34%	181,747,626	11.98%	14
15	2,250,001-2,500,000	13	35,941,004	113	46.64%	217,688,630	14.35%	15
16	2,500,001-2,750,000	15	44,026,847	127	52.65%	261,715,477	17.26%	16
17	2,750,001-3,000,000	14	45,946,068	141	58.30%	307,661,545	20.28%	17
18	3,000,001-3,250,000	9	31,196,900	150	61.84%	338,858,445	22.34%	18
19	3,250,001-3,500,000	6	23,434,848	156	64.31%	362,293,293	23.89%	19
20	3,500,001-3,750,000	8	32,292,449	163	67.49%	394,585,743	26.02%	20
21	3,750,001-4,000,000	4	19,229,932	168	69.26%	413,815,675	27.28%	21
22	4,000,001-4,500,000	11	54,008,485	179	73.85%	467,824,160	30.84%	22
23	4,500,001-5,000,000	8	41,811,032	186	77.03%	509,635,192	33.60%	23
24	5,000,001-6,000,000	6	37,049,259	192	79.51%	546,684,451	36.04%	24
25	6,000,001-7,000,000	4	33,117,213	197	81.27%	579,801,664	38.23%	25
26	7,000,001-8,000,000	11	96,754,164	208	85.87%	676,555,828	44.61%	26
27	8,000,001-9,000,000	8	74,936,993	215	89.05%	751,492,822	49.55%	27
28	9,000,001-10,000,000	5	55,805,813	221	91.17%	807,298,635	53.23%	28
29	10,000,001-12,500,000	4	54,395,307	225	92.93%	861,693,942	56.81%	29
30	12,500,001-15,000,000	5	81,881,812	230	95.05%	943,575,754	62.21%	30
31	15,000,001-20,000,000	2	32,313,592	232	95.76%	975,889,346	64.34%	31
32	20,000,001-30,000,000	—	—	232	95.76%	975,889,346	64.34%	32
33	Over 30,000,000	10	540,856,134	242	100.00%	1,516,745,480	100.00%	33

Average Number of Customers:	20
Average Consumption:	6,267,543	kWh per bill
Median Consumption:	2,595,093	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-36
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
		NUMBER		CUMULATIVE
		OF	LOAD	BILLS		LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1								1
2		BILLING DETERMINANTS FOR E-36 CUSTOMERS ARE NOT UTILIZED						2
3		IN REVENUE REQUIREMENT CALCULATIONS						3
4								4
5								5
6								6
7								7
8								8
9								9
10								10
11								11
12								12
13								13
14								14
15								15
16								16
17								17
18								18
19								19
20								20
21								21
22								22
23								23
24								24
25								25
26								26
27								27
28								28
29								29
30								30
31								31
32								32
33								33
34								34
35								35
36								36
37								37
38								38
39								39
40								40
41								41

Average Number of Customers:
Average Load:	kW per bill
Median Load:	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-36
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		ANNUAL
				CUMULATIVE
		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1								1
2								2
3		BILLING DETERMINANTS FOR E-36 CUSTOMERS ARE NOT UTILIZED						3
4		IN REVENUE REQUIREMENT CALCULATIONS						4
5								5
6								6
7								7
8								8
9								9
10								10
11								11
12								12
13								13
14								14
15								15
16								16
17								17
18								18
19								19
20								20
21								21
22								22
23								23
24								24
25								25
26								26
27								27
28								28
29								29
30								30
31								31
32								32
33								33

Average Number of Customers:
Average Consumption:	kWh per bill
Median Consumption:	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-38
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through Mayl)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	132	—	132	36.99%	—	0.00%	212	—	212	43.35%	—	0.00%	1
2	1-10	70	113	202	56.50%	113	1.41%	108	358	320	65.52%	358	2.00%	2
3	11-20	23	235	225	63.01%	348	4.34%	22	391	342	69.95%	749	4.18%	3
4	21-30	30	517	255	71.54%	865	10.79%	34	1,055	376	76.85%	1,804	10.08%	4
5	31-40	20	467	276	77.24%	1,332	16.61%	22	895	397	81.28%	2,699	15.08%	5
6	41-50	10	318	286	80.08%	1,650	20.58%	7	414	405	82.76%	3,113	17.39%	6
7	51-60	6	229	292	81.71%	1,878	23.43%	6	401	410	83.91%	3,515	19.63%	7
8	61-70	6	259	298	83.33%	2,137	26.66%	4	305	414	84.73%	3,819	21.34%	8
9	71-80	9	457	306	85.77%	2,595	32.37%	12	1,159	426	87.19%	4,978	27.81%	9
10	81-90	7	428	313	87.80%	3,023	37.71%	11	1,167	438	89.49%	6,145	34.33%	10
11	91-100	3	193	316	88.62%	3,215	40.11%	6	671	443	90.64%	6,816	38.08%	11
12	101-200	30	2,820	347	97.15%	6,036	75.30%	29	5,167	472	96.55%	11,983	66.94%	12
13	201-300	4	678	351	98.37%	6,714	83.76%	7	1,937	479	98.03%	13,920	77.76%	13
14	301-400	6	1,302	357	100.00%	8,016	100.00%	10	3,981	489	100.00%	17,901	100.00%	14
15	401-500	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	15
16	501-600	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	16
17	601-700	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	17
18	701-800	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	18
19	801-900	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	19
20	901-1000	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	20
21	1001-1100	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	21
22	1101-1200	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	22
23	1201-1300	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	23
24	1301-1400	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	24
25	1401-1500	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	25
26	1501-1600	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	26
27	1601-1700	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	27
28	1701-1800	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	28
29	1801-1900	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	29
30	1901-2000	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	30
31	2001-2100	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	31
32	2101-2200	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	32
33	2201-2300	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	33
34	2301-2400	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	34
35	2401-2500	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	35
36	2501-2600	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	36
37	2601-2700	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	37
38	2701-2800	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	38
39	2801-2900	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	39
40	2901-3000	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	40
41	Over 3000	—	—	357	100.00%	8,016	100.00%	—	—	489	100.00%	17,901	100.00%	41

Average Number of Customers:	60		Average Number of Customers:	82
Average Load:	22	kW per bill	Average Load:	37	kW per bill
Median Load:	5	kW per bill	Median Load:	10	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-38
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	100	—	100	28.05%	—	0.00%	167	—	167	34.16%	—	0.00%	1
2	1-100	75	1,996	176	49.19%	1,996	0.06%	115	3,276	282	57.76%	3,276	0.13%	2
3	101-200	3	369	179	50.00%	2,365	0.08%	10	1,287	292	59.74%	4,563	0.18%	3
4	201-300	3	695	181	50.81%	3,061	0.10%	15	3,027	307	62.71%	7,590	0.30%	4
5	301-400	7	2,612	189	52.85%	5,672	0.18%	6	1,961	313	64.03%	9,551	0.38%	5
6	401-500	4	1,943	193	54.07%	7,615	0.24%	4	1,608	317	64.85%	11,159	0.44%	6
7	501-750	7	4,294	200	56.10%	11,909	0.38%	11	6,471	328	67.16%	17,631	0.70%	7
8	751-1,000	1	1,145	202	56.50%	13,055	0.42%	6	4,517	334	68.32%	22,148	0.88%	8
9	1,001-1,500	9	11,112	210	58.94%	24,167	0.77%	6	6,735	341	69.64%	28,883	1.14%	9
10	1,501-2,000	10	17,050	221	61.79%	41,217	1.32%	9	13,994	349	71.45%	42,877	1.69%	10
11	2,001-3,000	12	26,010	232	65.04%	67,227	2.15%	13	28,414	362	74.09%	71,292	2.82%	11
12	3,001-4,000	10	34,731	242	67.89%	101,958	3.26%	9	28,395	371	75.91%	99,687	3.94%	12
13	4,001-5,000	10	41,711	253	70.73%	143,669	4.60%	9	36,245	380	77.72%	135,932	5.37%	13
14	5,001-7,500	19	115,690	271	76.02%	259,359	8.30%	26	141,300	406	83.00%	277,232	10.96%	14
15	7,501-10,000	15	123,864	286	80.08%	383,223	12.26%	19	151,677	425	86.96%	428,909	16.95%	15
16	10,001-15,000	25	298,641	311	86.99%	681,864	21.82%	17	198,130	442	90.43%	627,040	24.78%	16
17	15,001-20,000	9	150,607	319	89.43%	832,470	26.64%	9	138,240	451	92.24%	765,280	30.25%	17
18	20,001-25,000	6	121,565	325	91.06%	954,035	30.53%	4	82,305	455	93.07%	847,584	33.50%	18
19	25,001-30,000	6	155,698	331	92.68%	1,109,733	35.51%	3	79,560	458	93.73%	927,144	36.65%	19
20	30,001-35,000	3	92,513	334	93.50%	1,202,246	38.47%	4	117,721	462	94.55%	1,044,865	41.30%	20
21	35,001-40,000	4	157,614	338	94.72%	1,359,860	43.52%	5	168,230	467	95.54%	1,213,095	47.95%	21
22	40,001-50,000	1	63,773	340	95.12%	1,423,633	45.56%	8	327,516	475	97.19%	1,540,610	60.90%	22
23	50,001-75,000	3	161,139	342	95.93%	1,584,772	50.72%	6	290,730	481	98.35%	1,831,341	72.39%	23
24	75,001-100,000	4	367,326	347	97.15%	1,952,098	62.47%	6	429,495	487	99.50%	2,260,835	89.36%	24
25	100,001-125,000	6	577,589	353	98.78%	2,529,687	80.96%	2	161,795	488	99.83%	2,422,630	95.76%	25
26	125,001-150,000	3	380,433	356	99.59%	2,910,121	93.13%	1	107,301	489	100.00%	2,529,931	100.00%	26
27	150,001-200,000	1	214,668	357	100.00%	3,124,789	100.00%	—	—	489	100.00%	2,529,931	100.00%	27
28	200,001-300,000	—	—	357	100.00%	3,124,789	100.00%	—	—	489	100.00%	2,529,931	100.00%	28
29	300,001-400,000	—	—	357	100.00%	3,124,789	100.00%	—	—	489	100.00%	2,529,931	100.00%	29
30	400,001-500,000	—	—	357	100.00%	3,124,789	100.00%	—	—	489	100.00%	2,529,931	100.00%	30
31	500,001-750,000	—	—	357	100.00%	3,124,789	100.00%	—	—	489	100.00%	2,529,931	100.00%	31
32	750,001-1,000,000	—	—	357	100.00%	3,124,789	100.00%	—	—	489	100.00%	2,529,931	100.00%	32
33	Over 1,000,000	—	—	357	100.00%	3,124,789	100.00%	—	—	489	100.00%	2,529,931	100.00%	33

Average Number of Customers:	60		Average Number of Customers:	82
Average Consumption:	8,753	kWh per bill	Average Consumption:	5,174	kWh per bill
Median Consumption:	189	kWh per bill	Median Consumption:	25	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schdule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED SEPTEMBER 30, 2007 UNADJUSTED

RATE SCHEDULE:	E-40
DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		ANNUAL
				CUMULATIVE
		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	11	—	11	91.67%	—	0.00%	1
2	1-100	—	—	11	91.67%	—	0.00%	2
3	101-200	—	—	11	91.67%	—	0.00%	3
4	201-300	—	—	11	91.67%	—	0.00%	4
5	301-400	—	—	11	91.67%	—	0.00%	5
6	401-500	—	—	11	91.67%	—	0.00%	6
7	501-750	—	—	11	91.67%	—	0.00%	7
8	751-1,000	—	—	11	91.67%	—	0.00%	8
9	1,001-1,500	1	1,500	12	100.00%	1,500	100.00%	9
10	1,501-2,000	—	—	12	100.00%	1,500	100.00%	10
11	2,001-3,000	—	—	12	100.00%	1,500	100.00%	11
12	3,001-4,000	—	—	12	100.00%	1,500	100.00%	12
13	4,001-5,000	—	—	12	100.00%	1,500	100.00%	13
14	5,001-7,500	—	—	12	100.00%	1,500	100.00%	14
15	7,501-10,000	—	—	12	100.00%	1,500	100.00%	15
16	10,001-15,000	—	—	12	100.00%	1,500	100.00%	16
17	15,001-20,000	—	—	12	100.00%	1,500	100.00%	17
18	20,001-25,000	—	—	12	100.00%	1,500	100.00%	18
19	25,001-30,000	—	—	12	100.00%	1,500	100.00%	19
20	30,001-35,000	—	—	12	100.00%	1,500	100.00%	20
21	35,001-40,000	—	—	12	100.00%	1,500	100.00%	21
22	40,001-50,000	—	—	12	100.00%	1,500	100.00%	22
23	50,001-75,000	—	—	12	100.00%	1,500	100.00%	23
24	75,001-100,000	—	—	12	100.00%	1,500	100.00%	24
25	100,001-125,000	—	—	12	100.00%	1,500	100.00%	25
26	125,001-150,000	—	—	12	100.00%	1,500	100.00%	26
27	150,001-200,000	—	—	12	100.00%	1,500	100.00%	27
28	200,001-300,000	—	—	12	100.00%	1,500	100.00%	28
29	300,001-400,000	—	—	12	100.00%	1,500	100.00%	29
30	400,001-500,000	—	—	12	100.00%	1,500	100.00%	30
31	500,001-750,000	—	—	12	100.00%	1,500	100.00%	31
32	750,001-1,000,000	—	—	12	100.00%	1,500	100.00%	32
33	Over 1,000,000	—	—	12	100.00%	1,500	100.00%	33

Average Number of Customers:	1
Average Consumption:	125	kWh per bill
Median Consumption:	—	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-47
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1														1
2			25,843,870											2
3														3
4														4
5														5
6			LIGHTING CUSTOMERS ARE NOT BILLED BY KW OR KWH											6
7														7
8														8
9														9
10														10
11														11
12														12
13														13
14														14
15														15
16														16
17														17
18														18
19														19
20														20
21														21
22														22
23														23
24														24
25														25
26														26
27														27
28														28
29														29
30														30
31														31
32														32
33														33

Average Number of Customers:		Average Number of Customers:
Average Consumption:	kWh per bill	Average Consumption:	kWh per bill
Median Consumption:	kWh per bill	Median Consumption:	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-51
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-10	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	2
3	11-20	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	3
4	21-30	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	4
5	31-40	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	5
6	41-50	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	6
7	51-60	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	7
8	61-70	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	8
9	71-80	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	9
10	81-90	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	10
11	91-100	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	11
12	101-200	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	12
13	201-300	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	13
14	301-400	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	14
15	401-500	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	15
16	501-600	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	16
17	601-700	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	17
18	701-800	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	18
19	801-900	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	19
20	901-1000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	20
21	1001-1100	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	21
22	1101-1200	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	22
23	1201-1300	1	1,257	1	16.67%	1,257	14.17%	1	1,223	1	20.00%	1,223	13.73%	23
24	1301-1400	1	1,355	2	33.33%	2,612	29.44%	1	1,370	2	40.00%	2,593	29.11%	24
25	1401-1500	1	1,454	3	50.00%	4,066	45.83%	—	—	2	40.00%	2,593	29.11%	25
26	1501-1600	2	3,111	5	83.33%	7,177	80.89%	2	3,046	4	80.00%	5,639	63.30%	26
27	1601-1700	1	1,695	6	100.00%	8,872	100.00%	1	3,269	5	100.00%	8,908	100.00%	27
28	1701-1800	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	28
29	1801-1900	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	29
30	1901-2000	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	30
31	2001-2100	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	31
32	2101-2200	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	32
33	2201-2300	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	33
34	2301-2400	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	34
35	2401-2500	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	35
36	2501-2600	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	36
37	2601-2700	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	37
38	2701-2800	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	38
39	2801-2900	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	39
40	2901-3000	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	40
41	Over 3000	—	—	6	100.00%	8,872	100.00%	—	—	5	100.00%	8,908	100.00%	41

Average Number of Customers:	1		Average Number of Customers:	1
Average Load:	1,479	kW per bill	Average Load:	1,782	kW per bill
Median Load:	1,485	kW per bill	Median Load:	1,523	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-51
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	2
3	101-200	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	3
4	201-300	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	4
5	301-400	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	5
6	401-500	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	6
7	501-750	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	7
8	751-1,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	8
9	1,001-1,500	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	9
10	1,501-2,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	10
11	2,001-3,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	11
12	3,001-4,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	12
13	4,001-5,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	13
14	5,001-7,500	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	14
15	7,501-10,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	15
16	10,001-15,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	16
17	15,001-20,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	17
18	20,001-25,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	18
19	25,001-30,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	19
20	30,001-35,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	20
21	35,001-40,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	21
22	40,001-50,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	22
23	50,001-75,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	23
24	75,001-100,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	24
25	100,001-125,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	25
26	125,001-150,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	26
27	150,001-200,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	27
28	200,001-300,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	28
29	300,001-400,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	29
30	400,001-500,000	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	30
31	500,001-750,000	2	1,207,373	2	33.33%	1,207,373	25.07%	6	3,982,600	6	100.00%	3,982,600	100.00%	31
32	750,001-1,000,000	4	3,608,827	6	100.00%	4,816,200	100.00%	—	—	6	100.00%	3,982,600	100.00%	32
33	Over 1,000,000	—	—	6	100.00%	4,816,200	100.00%	—	—	6	100.00%	3,982,600	100.00%	33

Average Number of Customers:	1		Average Number of Customers:	1
Average Consumption:	802,700	kWh per bill	Average Consumption:	663,767	kWh per bill
Median Consumption:	774,550	kWh per bill	Median Consumption:	605,800	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-55
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF	LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	6	—	6	100.00%	—	0.00%	6	—	6	100.00%	—	0.00%	1
2	1-1000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	2
3	1001-1500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	3
4	1501-2000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	4
5	2001-2250	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	5
6	2251-2500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	6
7	2500-2750	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	7
8	2751-3000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	8
9	3001-3250	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	9
10	3251-3500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	10
11	3501-3750	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	11
12	3751-4000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	12
13	4001-4250	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	13
14	4251-4500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	14
15	4501-4750	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	15
16	4751-5000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	16
17	5001-5500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	17
18	5501-6000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	18
19	6001-6500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	19
20	6501-7000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	20
21	7001-7500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	21
22	7501-8000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	22
23	8001-8500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	23
24	8501-9000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	24
25	9001-9500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	25
26	9501-10000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	26
27	10001-12500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	27
28	12501-15000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	28
29	15001-17500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	29
30	17501-20000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	30
31	20001-22500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	31
32	22501-25000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	32
33	25001-27500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	33
34	27501-30000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	34
35	30001-32500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	35
36	32501-35000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	36
37	35001-37500	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	37
38	37501-40000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	38
39	40001-60000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	39
40	60001-80000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	40
41	Over 80000	—	—	6	100.00%	—	0.00%	—	—	6	100.00%	—	0.00%	41

Average Number of Customers:	1		Average Number of Customers:	1
Average Load:	—	kW per bill	Average Load:	—	kW per bill
Median Load:	—	kW per bill	Median Load:	—	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-55
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (June through October)						WINTER (November through May)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0	—	—	—	0.00%	—	0.00%	—	—	—	0.00%	—	0.00%	1
2	1-100,000	—	—	—	0.00%	—	0.00%	2	293,015	2	33.33%	293,015	10.45%	2
3	100.001-250,000	—	—	—	0.00%	—	0.00%	2	602,319	4	66.67%	895,334	31.92%	3
4	250,001-500,000	2	455,648	2	33.33%	455,648	8.42%	2	1,909,462	6	100.00%	2,804,796	100.00%	4
5	500,001-600,000	1	454,132	3	50.00%	909,780	16.81%	—	—	6	100.00%	2,804,796	100.00%	5
6	600,001-700,000	—	—	3	50.00%	909,780	16.81%	—	—	6	100.00%	2,804,796	100.00%	6
7	700,001-800,000	—	—	3	50.00%	909,780	16.81%	—	—	6	100.00%	2,804,796	100.00%	7
8	800,001-900,000	—	—	3	50.00%	909,780	16.81%	—	—	6	100.00%	2,804,796	100.00%	8
9	900,001-1,000,000	—	—	3	50.00%	909,780	16.81%	—	—	6	100.00%	2,804,796	100.00%	9
10	1,000,001-1,250,000	—	—	3	50.00%	909,780	16.81%	—	—	6	100.00%	2,804,796	100.00%	10
11	1,250,001-1,500,000	2	2,331,925	5	83.33%	3,241,705	59.89%	—	—	6	100.00%	2,804,796	100.00%	11
12	1,500,001-1,750,000	—	—	5	83.33%	3,241,705	59.89%	—	—	6	100.00%	2,804,796	100.00%	12
13	1,750,001-2,000,000	—	—	5	83.33%	3,241,705	59.89%	—	—	6	100.00%	2,804,796	100.00%	13
14	2,000,001-2,250,000	—	—	5	83.33%	3,241,705	59.89%	—	—	6	100.00%	2,804,796	100.00%	14
15	2,250,001-2,500,000	1	2,170,838	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	15
16	2,500,001-2,750,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	16
17	2,750,001-3,000,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	17
18	3,000,001-3,250,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	18
19	3,250,001-3,500,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	19
20	3,500,001-3,750,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	20
21	3,750,001-4,000,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	21
22	4,000,001-4,500,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	22
23	4,500,001-5,000,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	23
24	5,000,001-6,000,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	24
25	6,000,001-7,000,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	25
26	7,000,001-8,000,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	26
27	8,000,001-9,000,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	27
28	9,000,001-10,000,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	28
29	10,000,001-12,500,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	29
30	12,500,001-15,000,00	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	30
31	15,000,001-20,000,00	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	31
32	20,000,001-30,000,00	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	32
33	Over 30,000,000	—	—	6	100.00%	5,412,543	100.00%	—	—	6	100.00%	2,804,796	100.00%	33

Average Number of Customers:	1		Average Number of Customers:	1
Average Load:	902,091	kW per bill	Average Load:	467,466	kW per bill
Median Load:	803,123	kW per bill	Median Load:	2,804,796	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-56
DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		LOAD		NUMBER		BILLS		LOAD
		OF	LOAD					OF
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0													1
2	1-10													2
3	11-20													3
4	21-30			NO CUSTOMERS IN THE TEST YEAR										4
5	31-40													5
6	41-50													6
7	51-60													7
8	61-70													8
9	71-80													9
10	81-90													10
11	91-100													11
12	101-200													12
13	201-300													13
14	301-400													14
15	401-500													15
16	501-600													16
17	601-700													17
18	701-800													18
19	801-900													19
20	901-1000													20
21	1001-1100													21
22	1101-1200													22
23	1201-1300													23
24	1301-1400													24
25	1401-1500													25
26	1501-1600													26
27	1601-1700													27
28	1701-1800													28
29	1801-1900													29
30	1901-2000													30
31	2001-2100													31
32	2101-2200													32
33	2201-2300													33
34	2301-2400													34
35	2401-2500													35
36	2501-2600													36
37	2601-2700													37
38	2701-2800													38
39	2801-2900													39
40	2901-3000													40
41	Over 3000													41

Average Number of Customers:		Average Number of Customers:
Average Load:	kW per bill	Average Load:	kW per bill
Median Load:	kW per bill	Median Load:	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-56
DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0													1
2	1-100													2
3	101-200													3
4	201-300		NO CUSTOMERS IN THE TEST YEAR											4
5	301-400													5
6	401-500													6
7	501-750													7
8	751-1,000													8
9	1,001-1,500													9
10	1,501-2,000													10
11	2,001-3,000													11
12	3,001-4,000													12
13	4,001-5,000													13
14	5,001-7,500													14
15	7,501-10,000													15
16	10,001-15,000													16
17	15,001-20,000													17
18	20,001-25,000													18
19	25,001-30,000													19
20	30,001-35,000													20
21	35,001-40,000													21
22	40,001-50,000													22
23	50,001-75,000													23
24	75,001-100,000													24
25	100,001-125,000													25
26	125,001-150,000													26
27	150,001-200,000													27
28	200,001-300,000													28
29	300,001-400,000													29
30	400,001-500,000													30
31	500,001-750,000													31
32	750,001-1,000,000													32
33	Over 1,000,000													33

Average Number of Customers:		Average Number of Customers:
Average Consumption:	kWh per bill	Average Consumption:	kWh per bill
Median Consumption:	kWh per bill	Median Consumption:	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-58, E-66, E-114, E-116, E-145, E-249
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1														1
2			31,553,709											2
3														3
4														4
5														5
6			LIGHTING CUSTOMERS ARE NOT BILLED BY KW OR KWH											6
7														7
8														8
9														9
10														10
11														11
12														12
13														13
14														14
15														15
16														16
17														17
18														18
19														19
20														20
21														21
22														22
23														23
24														24
25														25
26														26
27														27
28														28
29														29
30														30
31														31
32														32
33														33

Average Number of Customers:		Average Number of Customers:
Average Consumption:	kWh per bill	Average Consumption:	kWh per bill
Median Consumption:	kWh per bill	Median Consumption:	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
NOTE: Median consumption reflects 2007 bills only
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-59
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1														1
2			81,372,058											2
3														3
4														4
5														5
6			LIGHTING CUSTOMERS ARE NOT BILLED BY KW OR KWH											6
7														7
8														8
9														9
10														10
11														11
12														12
13														13
14														14
15														15
16														16
17														17
18														18
19														19
20														20
21														21
22														22
23														23
24														24
25														25
26														26
27														27
28														28
29														29
30														30
31														31
32														32
33														33

Average Number of Customers:		Average Number of Customers:
Average Consumption:	kWh per bill	Average Consumption:	kWh per bill
Median Consumption:	kWh per bill	Median Consumption:	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-67
DESCRIPTION:	Classified Electric Rate Applicable to Specific Territory Served by Company

		ANNUAL
				CUMULATIVE
		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	98	—	98	4.35%	—	0.00%	1
2	1-100	10	308	108	4.79%	308	0.01%	2
3	101-200	41	6,159	149	6.59%	6,467	0.17%	3
4	201-300	63	16,266	212	9.36%	22,733	0.58%	4
5	301-400	63	21,967	275	12.13%	44,700	1.14%	5
6	401-500	84	37,548	358	15.82%	82,249	2.11%	6
7	501-750	294	192,103	653	28.84%	274,352	7.03%	7
8	751-1,000	578	506,117	1,230	54.37%	780,469	19.98%	8
9	1,001-1,500	498	597,745	1,729	76.40%	1,378,213	35.29%	9
10	1,501-2,000	179	309,590	1,908	84.31%	1,687,804	43.22%	10
11	2,001-3,000	120	294,457	2,028	89.63%	1,982,260	50.76%	11
12	3,001-4,000	51	175,264	2,079	91.87%	2,157,524	55.25%	12
13	4,001-5,000	33	147,033	2,112	93.32%	2,304,557	59.01%	13
14	5,001-7,500	60	361,759	2,172	95.96%	2,666,316	68.27%	14
15	7,501-10,000	32	279,037	2,203	97.36%	2,945,353	75.42%	15
16	10,001-15,000	33	394,950	2,236	98.81%	3,340,303	85.53%	16
17	15,001-20,000	15	250,371	2,251	99.47%	3,590,674	91.94%	17
18	20,001-25,000	4	85,668	2,255	99.65%	3,676,341	94.14%	18
19	25,001-30,000	6	164,635	2,261	99.91%	3,840,977	98.35%	19
20	30,001-35,000	2	64,370	2,263	100.00%	3,905,347	100.00%	20
21	35,001-40,000	—	—	2,263	100.00%	3,905,347	100.00%	21
22	40,001-50,000	—	—	2,263	100.00%	3,905,347	100.00%	22
23	50,001-75,000	—	—	2,263	100.00%	3,905,347	100.00%	23
24	75,001-100,000	—	—	2,263	100.00%	3,905,347	100.00%	24
25	100,001-125,000	—	—	2,263	100.00%	3,905,347	100.00%	25
26	125,001-150,000	—	—	2,263	100.00%	3,905,347	100.00%	26
27	150,001-200,000	—	—	2,263	100.00%	3,905,347	100.00%	27
28	200,001-300,000	—	—	2,263	100.00%	3,905,347	100.00%	28
29	300,001-400,000	—	—	2,263	100.00%	3,905,347	100.00%	29
30	400,001-500,000	—	—	2,263	100.00%	3,905,347	100.00%	30
31	500,001-750,000	—	—	2,263	100.00%	3,905,347	100.00%	31
32	750,001-1,000,000	—	—	2,263	100.00%	3,905,347	100.00%	32
33	Over 1,000,000	—	—	2,263	100.00%	3,905,347	100.00%	33

Average Number of Customers:	189
Average Consumption:	1,726	kWh per bill
Median Consumption:	921	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — LOAD
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-221, E-221-8T, E-221-TOW
DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		ANNUAL
				CUMULATIVE
		NUMBER		BILLS		LOAD
		OF	LOAD
Line	BLOCK	BILLS BY	kW BY		% of	Amount	% of	Line
No.	(kW)	BLOCK	BLOCK	Number	Total	(kW)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	2,144	—	2,144	12.79%	—	0.00%	1
2	1-10	3,015	13,853	5,159	30.77%	13,853	1.08%	2
3	11-20	1,839	27,278	6,998	41.74%	41,131	3.20%	3
4	21-30	1,453	36,136	8,451	50.41%	77,267	6.02%	4
5	31-40	1,051	36,747	9,502	56.67%	114,013	8.88%	5
6	41-50	684	31,052	10,186	60.75%	145,065	11.30%	6
7	51-60	632	34,719	10,817	64.52%	179,784	14.01%	7
8	61-70	495	32,309	11,312	67.47%	212,092	16.53%	8
9	71-80	502	37,686	11,814	70.46%	249,779	19.46%	9
10	81-90	398	33,984	12,212	72.83%	283,763	22.11%	10
11	91-100	361	34,411	12,573	74.99%	318,174	24.79%	11
12	101-200	2,541	371,969	15,114	90.14%	690,143	53.78%	12
13	201-300	872	211,285	15,985	95.34%	901,428	70.24%	13
14	301-400	376	129,120	16,361	97.58%	1,030,548	80.30%	14
15	401-500	143	64,151	16,504	98.43%	1,094,699	85.30%	15
16	501-600	123	66,342	16,627	99.17%	1,161,042	90.47%	16
17	601-700	47	30,429	16,674	99.45%	1,191,470	92.84%	17
18	701-800	42	31,529	16,716	99.70%	1,223,000	95.30%	18
19	801-900	7	5,899	16,723	99.74%	1,228,898	95.75%	19
20	901-1000	17	16,352	16,740	99.84%	1,245,250	97.03%	20
21	1001-1100	7	7,415	16,747	99.88%	1,252,666	97.61%	21
22	1101-1200	7	7,912	16,754	99.92%	1,260,578	98.22%	22
23	1201-1300	—	—	16,754	99.92%	1,260,578	98.22%	23
24	1301-1400	—	—	16,754	99.92%	1,260,578	98.22%	24
25	1401-1500	1	1,458	16,755	99.93%	1,262,036	98.34%	25
26	1501-1600	1	1,512	16,756	99.93%	1,263,548	98.45%	26
27	1601-1700	1	1,674	16,757	99.94%	1,265,222	98.58%	27
28	1701-1800	7	12,220	16,764	99.98%	1,277,442	99.54%	28
29	1801-1900	—	—	16,764	99.98%	1,277,442	99.54%	29
30	1901-2000	2	3,924	16,766	99.99%	1,281,366	99.84%	30
31	2001-2100	1	2,016	16,767	100.00%	1,283,382	100.00%	31
32	2101-2200	—	—	16,767	100.00%	1,283,382	100.00%	32
33	2201-2300	—	—	16,767	100.00%	1,283,382	100.00%	33
34	2301-2400	—	—	16,767	100.00%	1,283,382	100.00%	34
35	2401-2500	—	—	16,767	100.00%	1,283,382	100.00%	35
36	2501-2600		—	16,767	100.00%	1,283,382	100.00%	36
37	2601-2700	—	—	16,767	100.00%	1,283,382	100.00%	37
38	2701-2800	—	—	16,767	100.00%	1,283,382	100.00%	38
39	2801-2900	—	—	16,767	100.00%	1,283,382	100.00%	39
40	2901-3000	—	—	16,767	100.00%	1,283,382	100.00%	40
41	Over 3000	—	—	16,767	100.00%	1,283,382	100.00%	41

Average Number of Customers:	1,397
Average Load:	77	kW per bill
Median Load:	32	kW per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	E-221, E-221-8T, E-221-TOW
DESCRIPTION:	Classified Electric Rate Applicable to All Territory Served by Company

		ANNUAL
				CUMULATIVE
		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)
1	0	1,680	—	1,680	10.02%	—	0.00%	1
2	1-100	979	37,932	2,659	15.86%	37,932	0.01%	2
3	101-200	402	59,890	3,061	18.26%	97,821	0.03%	3
4	201-300	301	74,305	3,363	20.06%	172,126	0.05%	4
5	301-400	275	96,920	3,638	21.70%	269,046	0.08%	5
6	401-500	246	111,257	3,884	23.17%	380,303	0.11%	6
7	501-750	510	311,967	4,394	26.21%	692,269	0.21%	7
8	751-1,000	431	377,481	4,825	28.78%	1,069,750	0.32%	8
9	1,001-1,500	692	858,294	5,517	32.91%	1,928,044	0.58%	9
10	1,501-2,000	577	994,864	6,094	36.34%	2,922,909	0.88%	10
11	2,001-3,000	1,010	2,517,725	7,104	42.37%	5,440,634	1.64%	11
12	3,001-4,000	750	2,598,433	7,854	46.84%	8,039,067	2.42%	12
13	4,001-5,000	586	2,607,048	8,440	50.33%	10,646,115	3.21%	13
14	5,001-7,500	1,299	8,017,359	9,739	58.08%	18,663,475	5.62%	14
15	7,501-10,000	822	7,113,404	10,561	62.99%	25,776,879	7.77%	15
16	10,001-15,000	1,241	15,393,526	11,802	70.39%	41,170,404	12.40%	16
17	15,001-20,000	855	14,793,669	12,657	75.49%	55,964,074	16.86%	17
18	20,001-25,000	596	13,340,267	13,253	79.04%	69,304,341	20.88%	18
19	25,001-30,000	516	14,025,555	13,769	82.12%	83,329,895	25.10%	19
20	30,001-35,000	402	12,962,296	14,171	84.52%	96,292,192	29.01%	20
21	35,001-40,000	313	11,661,462	14,484	86.39%	107,953,654	32.52%	21
22	40,001-50,000	480	21,304,141	14,964	89.25%	129,257,794	38.94%	22
23	50,001-75,000	649	39,579,332	15,613	93.12%	168,837,127	50.86%	23
24	75,001-100,000	469	40,789,500	16,081	95.91%	209,626,626	63.15%	24
25	100,001-125,000	236	26,185,816	16,317	97.32%	235,812,442	71.04%	25
26	125,001-150,000	118	16,018,340	16,436	98.02%	251,830,783	75.87%	26
27	150,001-200,000	162	27,813,206	16,598	98.99%	279,643,989	84.25%	27
28	200,001-300,000	106	24,693,322	16,704	99.62%	304,337,310	91.68%	28
29	300,001-400,000	37	12,442,073	16,741	99.84%	316,779,384	95.43%	29
30	400,001-500,000	12	5,287,265	16,753	99.92%	322,066,649	97.03%	30
31	500,001-750,000	8	4,638,793	16,761	99.96%	326,705,442	98.42%	31
32	750,001-1,000,000	5	4,185,414	16,766	99.99%	330,890,856	99.68%	32
33	Over 1,000,000	1	1,049,943	16,767	100.00%	331,940,799	100.00%	33

Average Number of Customers:	1,397
Average Consumption:	19,797	kWh per bill
Median Consumption:	6,640	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	Solar-2, Solar-3, SP-1, GPS-1, GPS-2
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1	0													1
2	1-100		CUSTOMERS RECEIVING SERVICE UNDER SOLAR RATE SCHEDULES ARE NOT BILLED BY KW OR KWH											2
3	101-200													3
4	201-300													4
5	301-400													5
6	401-500													6
7	501-750													7
8	751-1,000													8
9	1,001-1,500													9
10	1,501-2,000													10
11	2,001-3,000													11
12	3,001-4,000													12
13	4,001-5,000													13
14	5,001-7,500													14
15	7,501-10,000													15
16	10,001-15,000													16
17	15,001-20,000													17
18	20,001-25,000													18
19	25,001-30,000													19
20	30,001-35,000													20
21	35,001-40,000													21
22	40,001-50,000													22
23	50,001-75,000													23
24	75,001-100,000													24
25	100,001-125,000													25
26	125,001-150,000													26
27	150,001-200,000													27
28	200,001-300,000													28
29	300,001-400,000													29
30	400,001-500,000													30
31	500,001-750,000													31
32	750,001-1,000,000													32
33	Over 1,000,000													33

Average Number of Customers:		Average Number of Customers:
Average Consumption:	kWh per bill	Average Consumption:	kWh per bill
Median Consumption:	kWh per bill	Median Consumption:	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5

ARIZONA PUBLIC SERVICE COMPANY
BILL COUNT
BILLING ACTIVITY BY BLOCK FOR EACH MAJOR RATE — CONSUMPTION
TEST YEAR ENDED DECEMBER 31, 2007 UNADJUSTED

RATE SCHEDULE:	CONTRACT 12
DESCRIPTION:	General Service Electric Rate Applicable to All Territory Served by Company

		SUMMER (May through October)						WINTER (November through April)
				CUMULATIVE						CUMULATIVE
		NUMBER		BILLS		CONSUMPTION		NUMBER		BILLS		CONSUMPTION
		OF	CONSUMPTION					OF	CONSUMPTION
Line	BLOCK	BILLS BY	kWh BY		% of	Amount	% of	BILLS BY	kWh BY		% of	Amount	% of	Line
No.	(kWh)	BLOCK	BLOCK	Number	Total	(kWh)	Total	BLOCK	BLOCK	Number	Total	(kWh)	Total	No.
	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)	(M)
1														1
2			10,646,294											2
3														3
4														4
5														5
6			LIGHTING CUSTOMERS ARE NOT BILLED BY KW OR KWH											6
7														7
8														8
9														9
10														10
11														11
12														12
13														13
14														14
15														15
16														16
17														17
18														18
19														19
20														20
21														21
22														22
23														23
24														24
25														25
26														26
27														27
28														28
29														29
30														30
31														31
32														32
33														33

Average Number of Customers:		Average Number of Customers:
Average Consumption:	kWh per bill	Average Consumption:	kWh per bill
Median Consumption:	kWh per bill	Median Consumption:	kWh per bill

Supporting Schedules:	Recap Schedules:
N/A	N/A
Schedule H-5